                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

                                                               File No. 33-40991
                                                               File No. 811-6322

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  X

         Pre-Effective Amendment No.
                                     --
         Post-Effective Amendment No. 44                                 X
                                      --

                                      AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          X

         Amendment No. 44                                                X
                       --


                              DELAWARE POOLED TRUST
               (Exact Name of Registrant as Specified in Charter)
--------------------------------------------------------------------------------

     2005 Market Street, Philadelphia, PA 19103-7094                19103
--------------------------------------------------------- ----------------------
        (Address of Principal Executive Offices)                 (Zip Code)

Registrant's Telephone Number, including Area Code:            (800) 523-1918
                                                               --------------

   Richelle S. Maestro, Esq., 2005 Market Street, Philadelphia, PA 19103-7094
--------------------------------------------------------------------------------
                   (Name and Address of Agent for Service)

Approximate Date of Public Offering:                          September 16, 2003

It is proposed that this filing will become effective:

         [ ] immediately upon filing pursuant to paragraph (b)
         [ ] on [date] pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(1)
         [ ] on [date] pursuant to paragraph (a)(1)
         [X] 75 days after filing pursuant to paragraph (a)(2)
         [ ] on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate:

         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             --- C O N T E N T S ---

This Post-Effective Amendment No. 44 to Registration File No. 33-40991 includes the following:

1. Facing Page

2. Contents Page

3. Part A--Prospectus

4. Part B--Statement of Additional Information

5. Part C--Other Information

6. Signatures
              prospectus             DELAWARE POOLED TRUST
              November 30, 2003



                             U.S. Equities


                             The Large-Cap Value Equity Portfolio
                             The Large-Cap Growth Equity Portfolio
                             The Mid-Cap Growth Equity Portfolio
                             The Small-Cap Value Equity Portfolio
                             The Small-Cap Growth Equity Portfolio
                             The Small-Cap Growth II Equity Portfolio
                             The Real Estate Investment Trust Portfolio
                             The Real Estate Investment Trust Portfolio II The All-Cap Growth Equity Portfolio


                             U.S. Fixed Income


                             The Intermediate Fixed Income Portfolio
                             The High-Yield Bond Portfolio
                             The Core Plus Fixed Income Portfolio


                             International Equities

                             The Global Equity Portfolio
                             The International Equity Portfolio
                             The Labor Select International Equity Portfolio The Emerging Markets Portfolio
                             The International Small-Cap Portfolio
                             The International Large-Cap Equity Portfolio

                             International Fixed Income

                             The Global Fixed Income Portfolio
                             The International Fixed Income Portfolio



                             Delaware
                             Investments(SM)
                             --------------------------------------
                             A member of Lincoln Financial Group(R)

                              DELAWARE POOLED TRUST

                                   Prospectus
                                November 30, 2003


This Prospectus offers 20 Portfolios. Each Portfolio provides a no-load investment alternative for institutional clients and high net-worth individuals. Delaware Pooled Trust (Fund) is designed to meet the investment needs of discerning institutional investors and high net-worth individuals who desire experienced investment management and place a premium on personal service.

EQUITY ORIENTED                                      FIXED-INCOME ORIENTED
The Large-Cap Value Equity Portfolio                 The Intermediate Fixed Income Portfolio
The Large-Cap Growth Equity Portfolio                The High-Yield Bond Portfolio
The Mid-Cap Growth Equity Portfolio                  The Core Plus Fixed Income Portfolio
The Small-Cap Value Equity Portfolio                 The Global Fixed Income Portfolio
The Small-Cap Growth Equity Portfolio                The International Fixed Income Portfolio
The Small-Cap Growth II Equity Portfolio
The Real Estate Investment Trust Portfolio(1),(2)
The Real Estate Investment Trust Portfolio II(2)
The Global Equity Portfolio
The International Equity Portfolio(3)
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The International Small-Cap Portfolio
The International Large-Cap Equity Portfolio
The All-Cap Growth Equity Portfolio


   (1) The Real Estate Investment Trust Portfolio offers five classes of shares. This Prospectus relates only to The Real Estate Investment Trust Portfolio Class shares, which commenced operations on November 4, 1997.
   (2) The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II are sometimes referred to collectively as "The Real Estate Investment Trust Portfolios" in this Prospectus.

   (3) The International Equity Portfolio offers two classes of shares. This Prospectus relates only to The International Equity Portfolio Original Class, which commenced operations on February 4, 1992.



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus and any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Risk/Return Summary: Investments, Risks and Performance


The Large-Cap Value Equity Portfolio                                   Page
The Large-Cap Growth Equity Portfolio
The Mid-Cap Growth Equity Portfolio
The Small-Cap Value Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Small-Cap Growth II Equity Portfolio
The Real Estate Investment Trust Portfolios
The Global Equity Portfolio
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The International Small-Cap Portfolio
The International Large-Cap Equity Portfolio
The All-Cap Growth Equity Portfolio
The Intermediate Fixed Income Portfolio
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio
The Global Fixed Income Portfolio
The International Fixed Income Portfolio


Additional Investment Information

Risk Factors

Management of the Fund
Shareholder Services

How to Purchase Shares
Redemption of Shares
Valuation of Shares
Dividends and Capital Gains Distributions
Taxes

Financial Highlights

Appendix A

Profile: The Large-Cap Value Equity Portfolio
---------------------------------------------

What is the Portfolio's goal?

     The Large-Cap Value Equity Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.


What are the Portfolio's main investment strategies? The Portfolio invests primarily in equity securities of large-capitalization companies which, at the time of purchase, have dividend yields above the current yield of the Russell 1000 Value Index and which, in the investment advisor's opinion, offer capital gains potential as well. In selecting Portfolio securities, we place an emphasis on strong relative performance in falling markets. The Portfolio invests primarily in equity securities of U.S. companies, although from time to time it will invest in sponsored or unsponsored American Depositary Receipts actively traded in the United States. Equity securities include, but are not to be limited to, common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks, and preferred stock. The Portfolio may hold cash or invest in short-term debt securities or other money market instruments (normally, not more than 5% of its total assets) when, in our opinion, such holdings are prudent given the prevailing market conditions. For purposes of this Portfolio, we will generally consider large-capitalization companies to be those that have a market capitalization of $5 billion or more (at the time of purchase).


Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large-capitalization companies (the "80% Policy").


We seek to invest in high-yielding equity securities and believe that, although capital gains are important, the dividend return component will be a significant portion of the expected total return. We believe that a diversified portfolio of such high-yielding stocks will outperform the market over the long-term, as well as preserve principal in difficult market environments. Companies considered for purchase generally will exhibit the following characteristics at the time of purchase: 1) a dividend yield greater than the prevailing yield of the Russell 1000 Value Index; 2) a price-to-book ratio lower than the average large capitalization company; and 3) a below-market price-to-earnings ratio.


What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Large-Cap Value Equity Portfolio performed?


This bar chart and table can help you evaluate the risks of investing in The Large-Cap Value Equity Portfolio. We show how returns before taxes for The Large-Cap Value Equity Portfolio have varied over the past ten calendar years, as well as average annual returns for one, five and ten years - with average annual returns compared to the performance of the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Large-Cap Value Equity Portfolio. Returns would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Large-Cap Value Equity Portfolio)]

                Year-by-year total return (The Large-Cap Value Equity Portfolio)

       The Large-Cap Value Equity Portfolio
        1993                     19.44%
        1994                      3.42%
        1995                     34.06%
        1996                     20.60%
        1997                     30.53%
        1998                     11.84%
        1999                     -2.06%
        2000                     12.86%
        2001                     -3.93%
        2002                    -14.15%


As of September 30, 2003, The Large-Cap Value Equity Portfolio had a calendar year-to-date return of [0.00%]. During the periods illustrated in this bar chart, The Large-Cap Value Equity Portfolio's highest quarterly return was 14.92% for the quarter ended June 30, 1997 and its lowest quarterly return was -11.08% for the quarter ended September 30, 2001.


                                                                    Average annual returns for periods ending 12/31/02

----------------------------------------------------------------- ---------------- -------------- --------------------
The Large-Cap Value Equity Portfolio                                  1 year          5 years          10 years
----------------------------------------------------------------- ---------------- -------------- --------------------
Return before taxes                                                   -14.15%          0.39%            10.27%
----------------------------------------------------------------- ---------------- -------------- --------------------
Return after taxes on distributions                                   -14.75%         -1.27%             7.55%
----------------------------------------------------------------- ---------------- -------------- --------------------
Return after taxes on distributions and sale of Portfolio shares      - 8.68%         -0.06%             7.57%
----------------------------------------------------------------- ---------------- -------------- --------------------
Russell 1000 Value Index
(reflects no deduction for fees, expenses, or taxes)                   15.52%   f       5.14%             1.16%
----------------------------------------------------------------- ---------------- -------------- --------------------


Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Large-Cap Value Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The Large-Cap Value Equity Portfolio's assets.

 ------------------------------------------------------ --------------
 Investment advisory fees(1)                            0.55%
 ------------------------------------------------------ --------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ --------------
 Other expenses                                         0.14%
 ------------------------------------------------------ --------------
 Total operating expenses(1)                            0.69%
 ------------------------------------------------------ --------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 --------------- ------------
 1 year          $70
 --------------- ------------
 3 years         $221
 --------------- ------------
 5 years         $384
 --------------- ------------
 10 years        $859
 --------------- ------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2003 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.68% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amounts waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.54% and 0.68%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile:  The Large-Cap Growth Equity Portfolio
-----------------------------------------------

What is the Portfolio's goal?

The Large-Cap Growth Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its goal by investing primarily in equity securities of large-capitalization companies which we believe present, at the time of purchase, significant long-term earnings growth potential based on our analysis of their historic or projected earnings growth rates, price-to-earnings ratios and cash flows. For purposes of this Portfolio, we will generally consider large-capitalization companies to be those that have a market capitalization within the range of the Russell 1000 Growth Index (at the time of purchase). The market capitalization range of the Russell 1000 Growth Index changes from time to time.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large-capitalization companies (the "80% Policy").

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Portfolio. We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience high earnings growth. The companies we choose for the Portfolio typically exhibit one or more of the following characteristics:

o  a history of high growth in earnings-per-share;
o  projections for high future growth or acceleration in earnings-per-share;
o  a price-to-earnings ratio that is high relative to other stocks; or
o  discounted cash flows that are high relative to other stocks.

Once we identify stocks that have these characteristics, we further evaluate the company. We generally look at the capability of the management team, the strength of the company's position within its industry, whether its internal structure can support continued growth, how high the company's return on equity is, how much of the company's profits are reinvested into the company to fuel additional growth, and how stringent the company's financial and accounting policies are.

All of these give us insight into the outlook for the company, helping us to identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

We maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices. The Portfolio may be subject to greater investment risk than may be assumed by other large-capitalization mutual funds because the companies the Portfolio invests in are subject to greater changes in earnings and business prospects than companies with more established earnings patterns.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.


How has The Large-Cap Growth Equity Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The Large-Cap Growth Equity Portfolio. We show returns before taxes for The Large-Cap Growth Equity Portfolio for the past two calendar years, as well as average annual returns for one year and since inception - with the average annual returns compared to the performance of the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Large-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Large-Cap Growth Equity Portfolio)]

                            Total return (The Large-Cap Growth Equity Portfolio)

      The Large-Cap Growth Equity Portfolio

         2001                -26.63%
         2002                -29.31%



As of September 30, 2003, The Large-Cap Growth Equity Portfolio had a calendar year-to-date return of [0.00%]. During the periods illustrated in this bar chart, The Large-Cap Growth Equity Portfolio's highest quarterly return was 13.13% for the quarter ended December 31, 2001 and its lowest quarterly return was -21.13% for the quarter ended September 30, 2001.



                                                    Average annual returns for periods ending 12/31/02

----------------------------------------------------------------- ---------------- -------------------
                                                                                    Since inception
The Large-Cap Growth Equity Portfolio                                 1 year           (10/31/00)
----------------------------------------------------------------- ---------------- -------------------
Return before taxes                                                   -29.31%           -30.02%
----------------------------------------------------------------- ---------------- -------------------
Return after taxes on distributions                                   -29.35%           -30.11%
----------------------------------------------------------------- ---------------- -------------------
Return after taxes on distributions and sale of Portfolio shares      -18.00%           -22.93%
----------------------------------------------------------------- ---------------- -------------------
Russell 1000 Growth Index
(reflects no deduction for fees, expenses, or taxes)                  -27.88%           -29.16%
----------------------------------------------------------------- ---------------- -------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Large-Cap Growth Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

------------------------------------------------------ ----------
Maximum sales charge (load) imposed on purchases as    none
a percentage of offering price
------------------------------------------------------ ----------
Maximum sales charge (load) imposed on reinvested      none
dividends
------------------------------------------------------ ----------
Purchase reimbursement fees                            none
------------------------------------------------------ ----------
Redemption reimbursement fees                          none
------------------------------------------------------ ----------
Exchange fees                                          none
------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The Large-Cap Growth Equity Portfolio's assets.

---------------------------------------------------- ---------------
Investment advisory fees(1)                                   0.65%
---------------------------------------------------- ---------------
Distribution and service (12b-1) fees                          none
---------------------------------------------------- ---------------
Other expenses(1)                                             1.51%
---------------------------------------------------- ---------------
Total operating expenses(1)                                   2.16%
---------------------------------------------------- ---------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 --------------- --------------------
 1 year          $219
 --------------- --------------------
 3 years         $676
 --------------- --------------------
 5 years         $1,159
 --------------- --------------------
 10 years        $2,493
 --------------- --------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2003 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.80% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amounts waived and/or paid been deducted, investment advisory fees, other expenses and total operating expenses would have been 0.00%, 0.80% and 0.80%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Mid-Cap Growth Equity Portfolio
--------------------------------------------

What is the Portfolio's goal?

     The Mid-Cap Growth Equity Portfolio seeks maximum long-term capital growth. Current income is expected to be incidental. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in equity securities of medium-sized companies which we believe present, at the time of purchase, significant long-term growth potential. For purposes of the Portfolio, we will generally consider mid-capitalization companies to be those that have total market capitalizations between $1 billion and $10 billion at the time of purchase. The Portfolio may invest in securities issued by companies having a capitalization outside that range when, in our opinion, such companies exhibit the same characteristics and growth potential as companies within the range. Equity securities include, but are not to be limited to, common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. The Portfolio also may purchase preferred stock.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of mid-capitalization companies (the "80% Policy").

We assess economic, industry, market and company developments to select investments in promising emerging growth companies that are expected to benefit from new technology, new products or services, research discoveries, rejuvenated management and the like. However, the Portfolio may invest in any equity security which, in our judgment, provides the potential for significant capital appreciation.

Although we do not pursue a market timing approach to investing, the Portfolio may hold cash or invest in short-term debt securities or other money market instruments when, in our opinion, such holdings are prudent given the prevailing market conditions. Under normal market conditions, the Portfolio may hold as much as 20% of its net assets in cash or short-term debt securities or other money market instruments, although it will generally not hold more than 10% of its net assets in cash or short-term investments. The Portfolio may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks maximum long-term capital growth by investing primarily in mid-cap companies, its investments are likely to involve a higher degree of liquidity risk and price volatility than investments in larger capitalization securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Mid-Cap Growth Equity Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The Mid-Cap Growth Equity Portfolio. We show how returns before taxes for The Mid-Cap Growth Equity Portfolio have varied over the past ten calendar years, as well as average annual returns for one, five and ten years - with the average annual returns compared to the performance of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Mid-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Mid-Cap Growth Equity Portfolio)]

                 Year-by-year total return (The Mid-Cap Growth Equity Portfolio)

        The Mid-Cap Growth Equity Portfolio

           1993                    12.76%
           1994                    -4.01%
           1995                    29.69%
           1996                    13.40%
           1997                    13.00%
           1998                    20.14%
           1999                    66.98%
           2000                    -9.71%
           2001                   -13.87%
           2002                   -24.46%


As of September 30, 2003, The Mid-Cap Growth Equity Portfolio had a calendar year-to-date return of [0.00%]. During the periods illustrated in this bar chart, The Mid-Cap Growth Equity Portfolio's highest quarterly return was 48.12% for the quarter ended December 31, 1999 and its lowest quarterly return was -24.03% for the quarter ended December 31, 2000.



                                            Average annual returns for periods ending 12/31/02

----------------------------------------------------------------- ---------------- -------------- --------------------
The Mid-Cap Growth Equity Portfolio                                   1 year          5 years          10 years
----------------------------------------------------------------- ---------------- -------------- --------------------
Return before taxes                                                   -24.46%          3.34%             7.80%
----------------------------------------------------------------- ---------------- -------------- --------------------
Return after taxes on distributions                                   -24.46%         -1.29%             3.15%
----------------------------------------------------------------- ---------------- -------------- --------------------
Return after taxes on distributions and sale of Portfolio shares      -15.02%          3.27%             5.91%
----------------------------------------------------------------- ---------------- -------------- --------------------
Russell Midcap Growth Index
(reflects no deduction for fees, expenses, or taxes)                  -27.41%         -1.82%             6.71%
----------------------------------------------------------------- ---------------- -------------- --------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Mid-Cap Growth Equity Portfolio's fees and expenses?
Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The Mid-Cap Growth Equity Portfolio's assets.

 ------------------------------------------------------ ------------
 Investment advisory fees(1)                            0.75%
 ------------------------------------------------------ ------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ ------------
 Other expenses                                         0.66%
 ------------------------------------------------------ ------------
 Total operating expenses(1)                            1.41%
 ------------------------------------------------------ ------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.
(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 --------------- -------------
 1 year          $144
 --------------- -------------
 3 years         $446
 --------------- -------------
 5 years         $771
 --------------- -------------
 10 years        $1,691
 --------------- -------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2003 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.93% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.27% and 0.93%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Small-Cap Value Equity Portfolio
---------------------------------------------

What is the Portfolio's goal?

     The Small-Cap Value Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in equity securities of small-capitalization companies which, for purposes of this Portfolio, we will consider to be companies that have market capitalizations generally less than $2 billion (at the time of purchase) and are listed on a national securities exchange or NASDAQ.

The Portfolio will purchase securities that we believe are undervalued relative to the asset value or long-term earnings power of the companies concerned. The Portfolio invests primarily in equity securities of U.S. companies, although from time to time the Portfolio will include sponsored or unsponsored American Depositary Receipts that are actively traded in the United States. Equity securities include, but are not to be limited to, common stock, securities convertible into common stock, rights, warrants and preferred stock.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of small-capitalization companies (the "80% Policy").

The Portfolio may invest up to 25% of its net assets in equity securities of foreign companies. The Portfolio also may invest up to 20% of its net assets in fixed-income securities and convertible securities rated below Baa by Moody's or BBB by S&P when we believe that capital appreciation is likely. These high-yield, high risk securities are also known as "junk bonds." The Portfolio also may use option strategies.

For temporary defensive purposes, the Portfolio may invest in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as money market instruments and corporate bonds rated A or above by Moody's or S&P.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term capital appreciation by investing primarily in small-cap companies, its investments are likely to involve a higher degree of liquidity risk and price volatility than investments in larger capitalization securities. Because the Portfolio may invest up to 25% of its net assets in foreign securities, the Portfolio may be adversely affected by changes in currency rates and exchange control regulations, and may incur costs in connection with currency exchange rates. Investing in high-yield, high-risk debt securities entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in higher-rated debt securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Small-Cap Value Equity Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The Small-Cap Value Equity Portfolio. We show how returns before taxes for The Small-Cap Value Equity Portfolio have varied over the past three calendar years, as well as average annual returns for one year and since inception--with the average annual returns compared to the performance of the Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Small-Cap Value Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING TOTAL RETURN (The Small-Cap Value Equity Portfolio)]

                Year-by-year total return (The Small-Cap Value Equity Portfolio)

     The Small-Cap Value Equity Portfolio

         2000                   18.09%
         2001                   11.44%
         2002                   -5.10%


As of September 30, 2003, The Small-Cap Value Equity Portfolio had a calendar year-to-date return of [0.00%]. During the period illustrated in this bar chart, The Small-Cap Value Equity Portfolio's highest quarterly return was 16.21% for the quarter ended December 31, 2001 and its lowest quarterly return was -16.48% for the quarter ended September 30, 2002.



                                                       Average annual returns for periods ending 12/31/02

----------------------------------------------------------------- ---------------- -------------------
                                                                                    Since inception
The Small-Cap Value Equity Portfolio                                  1 year           (3/29/99)
----------------------------------------------------------------- ---------------- -------------------
Return before taxes                                                   - 5.10%            7.28%
----------------------------------------------------------------- ---------------- -------------------
Return after taxes on distributions                                   - 6.33%            6.03%
----------------------------------------------------------------- ---------------- -------------------
Return after taxes on distributions and sale of Portfolio shares      - 2.25%            5.55%
----------------------------------------------------------------- ---------------- -------------------
Russell 2000 Value Index
(reflects no deduction for fees, expenses, or taxes)                  -11.43%            8.40%
----------------------------------------------------------------- ---------------- -------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Small-Cap Value Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The Small-Cap Value Equity Portfolio's assets.

 ------------------------------------------------------ -----------
 Investment advisory fees(1)                            0.75%
 ------------------------------------------------------ -----------
 Distribution and service (12b-1) fees                  None
 ------------------------------------------------------ -----------
 Other expenses                                         0.26%
 ------------------------------------------------------ -----------
 Total operating expenses(1)                            1.01%
 ------------------------------------------------------ -----------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 --------------- ------------
 1 year          $103
 --------------- ------------
 3 years         $322
 --------------- ------------
 5 years         $558
 --------------- ------------
 10 years        $1,236
 --------------- ------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2003 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.89% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.63% and 0.89%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Small-Cap Growth Equity Portfolio
----------------------------------------------

What is the Portfolio's goal?

     The Small-Cap Growth Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio will invest primarily in equity securities of companies that we believe have the potential for high earnings growth. For purposes of this Portfolio, we will consider small-capitalization companies to be those which generally represent the smallest 25% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or NASDAQ (at the time of purchase). The Portfolio has been designed to provide investors with potentially greater long-term rewards than provided by an investment in a fund that seeks capital appreciation from common stocks of companies with more established earnings histories. In pursuing its objective, the Portfolio anticipates that it will invest primarily in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights. To the extent that the Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and the ratings, if any, of those securities will not be an important factor in their selection.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of small-capitalization companies (the "80% Policy"). Also, under normal circumstances, no more than 20% of the Portfolio's net assets may be invested in debt securities of corporate and government issuers.

The Portfolio will invest in equity securities of companies that we believe are undervalued and to have the potential for high earnings growth. Companies in which the Portfolio invests generally will meet one or more of the following criteria: high historical earnings-per-share (EPS) growth; high projected future EPS growth; an increase in research analyst earnings estimates; attractive relative price-to-earnings ratios; and high relative discounted cash flows. In selecting the Portfolio's investments, we also focus on companies with capable management teams, strong industry positions, sound capital structures, high returns on equity, high reinvestment rates and conservative financial accounting policies.

The Portfolio may also engage in options and futures transactions. In addition, the Portfolio may invest up to 10% of its assets in foreign securities which may include Global Depositary Receipts and, without limitation, in sponsored and unsponsored American Depositary Receipts that are actively traded in the U.S.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term, fixed-income obligations.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term capital appreciation by investing primarily in small-cap companies, its investments are likely to involve a higher degree of liquidity and price volatility than investments in larger capitalization securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Small-Cap Growth Equity Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The Small-Cap Growth Equity Portfolio. We show how returns before taxes for The Small-Cap Growth Equity Portfolio have varied over the past four calendar years, as well as average annual returns for one year and since inception--with the average annual returns compared to the performance of the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Small-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Small-Cap Growth Equity Portfolio)]

               Year-by-year total return (The Small-Cap Growth Equity Portfolio)

     The Small-Cap Growth Equity Portfolio

         1999                    60.53%
         2000                   - 6.14%
         2001                   -16.83%
         2002                   -18.60%


As of September 30, 2003, The Small-Cap Growth Equity Portfolio had a calendar year-to-date return of [0.00%]. During the period illustrated in this bar chart, The Small-Cap Growth Equity Portfolio`s highest quarterly return was 34.73% for the quarter ended December 31, 1999 and its lowest quarterly return was -27.33% for the quarter ended September 30, 2001.



                                                       Average annual returns for periods ending 12/31/02

----------------------------------------------------------------- ---------------- -------------------
                                                                                    Since inception
The Small-Cap Growth Equity Portfolio                                 1 year           (9/15/98)
----------------------------------------------------------------- ---------------- -------------------
Return before taxes                                                   -18.60%             7.47%
----------------------------------------------------------------- ---------------- -------------------
Return after taxes on distributions                                   -18.60%             6.51%
----------------------------------------------------------------- ---------------- -------------------
Return after taxes on distributions and sale of Portfolio shares      -11.42%             5.76%
----------------------------------------------------------------- ---------------- -------------------
Russell 2000 Growth Index
(reflects no deduction for fees, expenses, or taxes)                  -30.26%            -3.26%
----------------------------------------------------------------- ---------------- -------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Small-Cap Growth Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The Small-Cap Growth Equity Portfolio's assets.

 ------------------------------------------------------ ------------
 Investment advisory fees(1)                            0.75%
 ------------------------------------------------------ ------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ ------------
 Other expenses                                         0.15%
 ------------------------------------------------------ ------------
 Total operating expenses(1)                            0.90%
 ------------------------------------------------------ ------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 --------------- --------------
 1 year          $92
 --------------- --------------
 3 years         $287
 --------------- --------------
 5 years         $498
 --------------- --------------
 10 years        $1,108
 --------------- --------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2003 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.89% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.74% and 0.89%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Small-Cap Growth II Equity Portfolio
-------------------------------------------------

What is the Portfolio's goal?

     The Small-Cap Growth II Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio will invest primarily in equity securities of companies that we believe have the potential for high earnings growth. For purposes of this Portfolio, we will consider small-capitalization companies to be those which generally represent the smallest 15% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or NASDAQ (at the time of purchase). The Portfolio has been designed to provide investors with potentially greater long-term rewards than provided by an investment in a fund that seeks capital appreciation from common stocks of companies with more established earnings histories. In pursuing its objective, the Portfolio anticipates that it will invest primarily in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights. To the extent that the Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and the ratings, if any, of those securities will not be an important factor in their selection.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of small-capitalization companies (the "80% Policy"). Also, under normal circumstances, no more than 20% of the Portfolio's net assets may be invested in debt securities of corporate and government issuers.

The Portfolio will invest in equity securities of companies that we believe are undervalued and to have the potential for high earnings growth. Companies in which the Portfolio invests generally will meet one or more of the following criteria: high historical earnings-per-share (EPS) growth; high projected future EPS growth; an increase in research analyst earnings estimates; attractive relative price-to-earnings ratios; and high relative discounted cash flows. In selecting the Portfolio's investments, we also focus on companies with capable management teams, strong industry positions, sound capital structures, high returns on equity, high reinvestment rates and conservative financial accounting policies.

The Portfolio may also engage in options and futures transactions. In addition, the Portfolio may invest up to 10% of its assets in foreign securities which may include Global Depositary Receipts and, without limitation, in sponsored and unsponsored American Depositary Receipts that are actively traded in the U.S.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term, fixed-income obligations.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term capital appreciation by investing primarily in small-cap companies, its investments are likely to involve a higher degree of liquidity and price volatility than investments in larger capitalization securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

What are The Small-Cap Growth II Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The Small-Cap Growth II Equity Portfolio's assets.

 ------------------------------------------------------ ------------
 Investment advisory fees(1)                            0.75%
 ------------------------------------------------------ ------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ ------------
 Other expenses(2)                                      [   %]
 ------------------------------------------------------ ------------
 Total operating expenses(1)                            [   %]
 ------------------------------------------------------ ------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 --------------- --------------
 1 year          $
 --------------- --------------
 3 years         $
 --------------- --------------
 5 years         $
 --------------- --------------
 10 years        $
 --------------- --------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through [October 31, 2004] in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.92% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. If the amount the Manager has committed to waive were deducted, investment advisory fees and total operating expenses are expected to be [ %] and [ %], respectively.
(2)  Other expenses are based on estimates for the current fiscal year.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Real Estate Investment Trust Portfolio and The Real Estate
         Investment Trust Portfolio II
         --------------------------------------------------------------

What are each Portfolio's goals?

     Each Portfolio seeks maximum long-term total return, with capital appreciation as a secondary objective. Although each Portfolio will strive to achieve its goals, there is no assurance that it will.

What are each Portfolio's main investment strategies? Each Portfolio primarily invests in securities of companies principally engaged in the real estate industry. The Portfolios are considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolios' investments may affect a larger portion of their overall assets and subject the Portfolios to greater risks.

Under normal circumstances, each Portfolio will invest at least 80% of its net assets in investments of real estate investment trusts (REITs) (the "80% Policy").

Each Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code, as amended. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the Investment Company Act of 1940, as amended (1940 Act). By investing in REITs indirectly through a Portfolio, a shareholder bears not only a proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. For a further discussion of the special risks presented by investing in REITs, see "Risk Factors - Real Estate Industry Risk".

Each Portfolio also invests in equity securities of other real estate industry operating companies (REOCs). We define a REOC as a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. A Portfolio's investments in equity securities of REITs and REOCs may include, from time to time, sponsored or unsponsored American Depositary Receipts actively traded in the United States. Equity securities include, but are not to be limited to, common stocks, preferred stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks.

Each Portfolio may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities. However, these activities will not be entered into for speculative purposes, but rather to facilitate the ability to quickly deploy into the stock market the Portfolio's positions in cash, short-term debt securities and other money market instruments, at times when the Portfolio's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Portfolio.

Each Portfolio may hold cash or invest in short-term debt securities and other money market instruments when we believe such holdings are prudent given current market conditions. Except when we believe a temporary defensive approach is appropriate, a Portfolio generally will not hold more than 5% of its total assets in cash or such short-term investments. All these short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g. AAA by S&P or Aaa by Moody's) or be of comparable quality as we determine.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with a Portfolio's investment objectives.

What are the main risks of investing in each Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of a Portfolio's investments. In addition, a Portfolio's share price and yield will fluctuate in response to movements in stock prices. Because the Portfolios concentrate their investments in the real estate industry, an investment in either Portfolio may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general and their investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. To the extent that a Portfolio holds real estate directly, as a result of defaults, or receives rental income from its real estate holdings, its tax status as a regulated investment company may be jeopardized. The Portfolios are also affected by interest rate changes, particularly if the real estate investment trusts we are holding use floating rate debt to finance their ongoing operations.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in a Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss these Portfolios with your investment consultant to determine whether they are an appropriate investment for you.

How has The Real Estate Investment Trust Portfolio performed?


This bar chart and the table on page [_] can help you evaluate the risks of investing in The Real Estate Investment Trust Portfolio. We show how returns before taxes for The Real Estate Investment Trust Portfolio Class of the Portfolio have varied over the past seven calendar years, as well as average annual returns for one and five years and since inception -- with average annual total returns compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Real Estate Investment Trust Portfolio Class commenced operations on November 11, 1997. Pursuant to applicable regulation, total return shown for periods prior to commencement of operations is that of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio, which commenced operations on December 6, 1995. That original class has been redesignated Delaware REIT Fund A Class. Like The Real Estate Investment Trust Portfolio Class, the original class, prior to its redesignation, did not carry a front-end sales charge and was not subject to rule 12b-1 distribution expenses. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has waived fees and paid expenses of The Real Estate Investment Trust Portfolio. Returns would be lower without the waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Real Estate Investment Trust Portfolio)]

    Year-by-year total return (The Real Estate Investment Trust Portfolio Class)

     The Real Estate Investment Trust Portfolio Class

            1996                         41.81%
            1997                         31.34%
            1998                        -12.09%
            1999                         -2.57%
            2000                         32.83%
            2001                          8.80%
            2002                          4.20%


As of September 30, 2003, The Real Estate Investment Trust Portfolio had a calendar year-to-date return of [0.00%]. During the periods illustrated in this bar chart, The Real Estate Investment Trust Portfolio Class' highest quarterly return was 21.32% for the quarter ended December 31, 1996 and its lowest quarterly return was -8.93% for the quarter ended September 30, 1998.



                                                        Average annual returns for periods ending 12/31/02

----------------------------------------------------------------- ---------------- -------------- --------------------
                                                                                                    Since inception
The Real Estate Investment Trust Portfolio                            1 year          5 years          (12/6/95)
----------------------------------------------------------------- ---------------- -------------- --------------------
Return before taxes                                                    4.20%           5.22%            13.83%
----------------------------------------------------------------- ---------------- -------------- --------------------
Return after taxes on distributions                                    2.07%           2.93%            10.91%
----------------------------------------------------------------- ---------------- -------------- --------------------
Return after taxes on distributions and sale of Portfolio shares       2.97%           3.15%            10.16%
----------------------------------------------------------------- ---------------- -------------- --------------------
NAREIT Equity REIT Index
(reflects no deduction for fees, expenses, or taxes)                   3.81%           3.29%            10.42%
----------------------------------------------------------------- ---------------- -------------- --------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Real Estate Investment Trust Portfolio Class' fees and expenses? Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The Real Estate Investment Trust Portfolio Class' assets.

 ------------------------------------------------------ --------------
 Investment advisory fees(1)                            0.75%
 ------------------------------------------------------ --------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ --------------
 Other expenses                                         0.38%
 ------------------------------------------------------ --------------
 Total operating expenses(1)                            1.13%
 ------------------------------------------------------ --------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 --------------- ---------------
 1 year          $115
 --------------- ---------------
 3 years         $359
 --------------- ---------------
 5 years         $622
 --------------- ---------------
 10 years        $1,375
 --------------- ---------------

(1) Delaware Management Company has contracted to waive fees and pay expenses through February 28, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.15% of average daily net assets.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

How has The Real Estate Investment Trust Portfolio II performed?

This bar chart and table can help you evaluate the risks of investing in The Real Estate Investment Trust Portfolio II. We show how returns before taxes for The Real Estate Investment Trust Portfolio II have varied over the past five calendar years, as well as average annual returns for one and five years and since inception - with average annual returns compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Real Estate Investment Trust Portfolio II. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Real Estate Investment Trust Portfolio II)]

       Year-by-year total return (The Real Estate Investment Trust Portfolio II)

    The Real Estate Investment Trust Portfolio II

           1998                      -12.97%
           1999                       -1.89%
           2000                       33.12%
           2001                        9.41%
           2002                        4.54%


As of September 30, 2003, The Real Estate Investment Trust Portfolio II had a calendar year-to-date return of [0.00%]. During the periods illustrated in this bar chart, The Real Estate Investment Trust Portfolio II's highest quarterly return was 13.57% for the quarter ended June 30, 2000 and its lowest quarterly return was -9.62% for the quarter ended September 30, 2002.



                                                              Average annual returns for periods ending 12/31/02

----------------------------------------------------------------- ---------------- ------------------- --------------------
                                                                                                         Since inception
The Real Estate Investment Trust Portfolio II                         1 year            5 years             (11/4/97)
----------------------------------------------------------------- ---------------- ------------------- --------------------
Return before taxes                                                    4.54%             5.39%                6.01%
----------------------------------------------------------------- ---------------- ------------------- --------------------
Return after taxes on distributions                                    3.12%             3.60%                4.21%
----------------------------------------------------------------- ---------------- ------------------- --------------------
Return after taxes on distributions and sale of Portfolio shares       2.78%             3.38%                3.88%
----------------------------------------------------------------- ---------------- ------------------- --------------------
NAREIT Equity REIT Index
(reflects no deduction for fees, expenses, or taxes)                   3.81%             3.29%                4.08%
----------------------------------------------------------------- ---------------- ------------------- --------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Real Estate Investment Trust Portfolio II's fees and expenses? Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The Real Estate Investment Trust Portfolio II's assets.

 ------------------------------------------------------ --------------
 Investment advisory fees(1)                            0.75%
 ------------------------------------------------------ --------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ --------------
 Other expenses                                         0.18%
 ------------------------------------------------------ --------------
 Total operating expenses(1)                            0.93%
 ------------------------------------------------------ --------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.
(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 --------------- -------------
 1 year          $95
 --------------- -------------
 3 years         $296
 --------------- -------------
 5 years         $515
 --------------- -------------
 10 years        $1,143
 --------------- -------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2003 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.86% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.68% and 0.86%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Global Equity Portfolio
------------------------------------

What is the Portfolio's goal?

     The Global Equity Portfolio seeks long-term growth without undue risk to principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in equity securities of issuers located throughout the world. The securities selected for the Portfolio will normally, in our opinion, be undervalued at the time of purchase based on our fundamental analysis. Investments will be mainly in marketable securities of companies located in developed markets.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (the "80% Policy").

The Portfolio will invest in securities traded in equity markets and currencies that we believe offer the best relative values within the global investment universe. Equity securities include, but are not to be limited to, common stocks, securities convertible into common stock and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currencies, including the Euro) or may invest in short-term debt securities or other money market instruments, as described below.

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustment on a United States domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In a global portfolio, currency return can be an integral component of an investment's total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may offer greater return potential and may be an attractive investment.

Currency considerations carry a special risk for a portfolio that allocates a significant portion of its assets to foreign securities. Because of these special risks, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of securities denominated in a particular currency.

The Portfolio may invest up to 20% of its net assets in fixed-income securities. The fixed-income securities in which the Portfolio may invest include U.S. dollar or foreign currency-denominated government, government agency or corporate bonds and bonds of supranational organizations. A supranational organization is an entity established or financially supported by the national governments of one or more countries to promote development or reconstruction. They include: The World Bank, European Investment Bank, Asian Development Bank, European Economic Community and the Inter-American Development Bank, among others. In addition, for temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities, which are backed by the full faith and credit of the U.S. government, or issued by foreign or U.S. companies and certain short-term instruments. In taking such temporary defensive positions, the Portfolio may not be able to achieve its investment objective. The Portfolio may also invest in the securities listed above pending investment of proceeds from new sales of Portfolio shares and to maintain sufficient cash to meet redemption requests.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock prices and currency exchange rates. Investments in securities of non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other instruments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent that the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Global Equity Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The Global Equity Portfolio. We show how returns before taxes for The Global Equity Portfolio have varied over the past five calendar years, as well as average annual returns for one and five years and since inception -- with average annual returns compared to the performance of the Morgan Stanley Capital International World Index. The Morgan Stanley Capital International World Index is an international index that includes stocks traded in Europe, Australasia, the Far East, plus the U.S., and Canada, and South Africa, weighted by capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The Global Equity Portfolio. Returns would be lower without the voluntary waiver and payment. Additionally, reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the bar chart and table. If these fees were reflected, your return would be less than that shown.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Global Equity Portfolio)]


                         Year-by-year total return (The Global Equity Portfolio)

    The Global Equity Portfolio

      1998              11.15%
      1999               5.34%
      2000               0.24%
      2001              -9.36%
      2002             -12.38%


As of September 30, 2003, The Global Equity Portfolio had a calendar year-to-date return of [0.00%]. During the periods illustrated in this bar chart, The Global Equity Portfolio's highest quarterly return was 12.51% for the quarter ended December 31, 1998 and its lowest quarterly return was -18.90% for the quarter ended September 30, 2002.


                                                       Average annual returns for periods ending 12/31/02

----------------------------------------------------------------- ---------------- ------------------- --------------------
                                                                                                         Since inception
The Global Equity Portfolio                                           1 year            5 years            (10/15/97)
----------------------------------------------------------------- ---------------- ------------------- --------------------
Return before taxes                                                   -12.38%            -1.40%              -1.60%
----------------------------------------------------------------- ---------------- ------------------- --------------------
Return after taxes on distributions                                   -13.13%            -2.38%              -2.61%
----------------------------------------------------------------- ---------------- ------------------- --------------------
Return after taxes on distributions and sale of Portfolio shares      - 7.61%            -1.46%              -1.64%
----------------------------------------------------------------- ---------------- ------------------- --------------------
Morgan Stanley Capital International World Index
(reflects no deduction for fees, expenses, or taxes)                  -19.89%            -2.11%              -1.49%
----------------------------------------------------------------- ---------------- ------------------- --------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Global Equity Portfolio's fees and expenses?
Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees(1)                         0.40%
 ------------------------------------------------------ ----------
 Redemption reimbursement fees(1)                       0.30%
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The Global Equity Portfolio's assets.

 ------------------------------------------------------ --------------
 Investment advisory fees(2)                            0.75%
 ------------------------------------------------------ --------------
 Distribution and service (12b-1) fees                  None
 ------------------------------------------------------ --------------
 Other expenses                                         0.33%
 ------------------------------------------------------ --------------
 Total operating expenses(2)                            1.08%
 ------------------------------------------------------ --------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.
(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 --------------- -------------------- ---------------------
                 Assumes              Assumes no
                 redemption(4)        redemption(4)
 --------------- -------------------- ---------------------
 1 year          $180                 $150
 --------------- -------------------- ---------------------
 3 years         $416                 $382
 --------------- -------------------- ---------------------
 5 years         $669                 $633
 --------------- -------------------- ---------------------
 10 years        $1,396               $1,352
 --------------- -------------------- ---------------------

(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the purchase reimbursement fee, investors in The Global Equity Portfolio, with the concurrence of the investment advisor, may elect to invest by a contribution of securities or follow procedures that would have the same economic effect as such a contribution.
(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2003 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.96% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.63% and 0.96%, respectively.

(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 2.
(4)  Current reimbursement fees described in footnote 1 apply.

Profile: The International Equity Portfolio
-------------------------------------------

What is the Portfolio's goal?

     The International Equity Portfolio seeks maximum long-term total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States, and which, in our opinion, are undervalued at the time of purchase based on our fundamental analysis. Investments will be made mainly in marketable securities of companies located in developed countries.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (the "80% Policy").

Equity securities include, but are not to be limited to, common stocks, securities convertible into common stock and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may from time to time, hold its assets in cash (which may be U.S. dollars or foreign currencies, including the Euro), or may invest in short-term debt securities or other money market instruments. Except when we believe a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. When taking a temporary defensive position the Portfolio may not be able to attain its investment objective.

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustment on a United States domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In an international portfolio, currency returns can be an integral component of an investment's total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may offer greater return potential and may be an attractive investment.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations and other private entities. Such governmental fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed-income securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in the stock prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may be affected by changes in currency rates which may reduce or eliminate any gains produced by investments and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other instruments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent that the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The International Equity Portfolio performed?


This bar chart and the table on page [_] can help you evaluate the risks of investing in The International Equity Portfolio. We show how returns before taxes for The International Equity Portfolio have varied over the past ten calendar years, as well as average annual returns for one, five and ten years -- with average annual returns compared to the performance of the Morgan Stanley Capital International EAFE Index. The Morgan Stanley Capital International EAFE Index is an international index including stocks traded on approximately 21 exchanges in Europe, Australasia and the Far East, weighted by capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. From commencement of operations through October 31, 2001, Delaware International Advisers Ltd. voluntarily waived fees and paid expenses of The International Equity Portfolio. Returns for these periods would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The International Equity Portfolio)]

                  Year-by-year total return (The International Equity Portfolio)

   The International Equity Portfolio

        1993                29.72%
        1994                 3.59%
        1995                13.02%
        1996                20.35%
        1997                 5.13%
        1998                10.01%
        1999                17.41%
        2000                 0.49%
        2001                -9.88%
        2002                -9.00%


As of September 30, 2003, The International Equity Portfolio had a calendar year-to-date return of [0.00%]. During the periods illustrated in this bar chart, The International Equity Portfolio's highest quarterly return was 13.70% for the quarter ended December 31, 1998 and its lowest quarterly return was -18.61% for the quarter ended September 30, 2002.



                                                       Average annual returns for periods ending 12/31/02

----------------------------------------------------------------- ---------------- -------------- --------------------
The International Equity Portfolio                                    1 year          5 years          10 years
----------------------------------------------------------------- ---------------- -------------- --------------------
Return before taxes                                                   -9.00%           1.26%             7.42%
----------------------------------------------------------------- ---------------- -------------- --------------------
Return after taxes on distributions                                   -9.87%          -0.37%             5.80%
----------------------------------------------------------------- ---------------- -------------- --------------------
Return after taxes on distributions and sale of Portfolio shares      -5.45%           0.81%             5.70%
----------------------------------------------------------------- ---------------- -------------- --------------------
Morgan Stanley Capital International EAFE Index
(reflects no deduction for fees, expenses, or taxes)                  -15.94%         -2.89%             4.00%
----------------------------------------------------------------- ---------------- -------------- --------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The International Equity Portfolio's fees and expenses?
Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The International Equity Portfolio's assets.

 ------------------------------------------------------ ------------
 Investment advisory fees                               0.75%
 ------------------------------------------------------ ------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ ------------
 Other expenses                                         0.16%
 ------------------------------------------------------ ------------
 Total operating expenses                               0.91%
 ------------------------------------------------------ ------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.
(1) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 --------------- --------------
 1 year          $93
 --------------- --------------
 3 years         $290
 --------------- --------------
 5 years         $504
 --------------- --------------
 10 years        $1,120
 --------------- --------------

(1) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

Profile: The Labor Select International Equity Portfolio
--------------------------------------------------------

What is the Portfolio's goal?

     The Labor Select International Equity Portfolio seeks maximum long-term total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio will primarily invest in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside of the United States, and which, in our opinion, are undervalued at the time of purchase based on rigorous fundamental analysis that we employ. In addition to following these quantitative guidelines, we will select securities of issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (the "80% Policy").

In selecting portfolio securities, we emphasize strong performance in falling markets relative to other mutual funds focusing on international equity investments. Equity securities include, but are not to be limited to, common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currency, including the Euro) or may invest in short-term debt securities or other money market instruments. Except when a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. When taking a temporary defensive position, the Portfolio may not be able to attain its investment objective.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations and other private entities. Such governmental fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed-income securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

Our approach in selecting investments for the Portfolio is primarily quantitatively oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we identify those stocks which we believe will provide the highest total return over a market cycle, taking into consideration the movement in the price of the individual security, the impact of currency adjustment on a United States domiciled, dollar-based investor and the investment guidelines described below. We conduct extensive fundamental research on a global basis, and it is through this research effort that securities with the potential for maximum long-term total return are identified. The center of the fundamental research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. Our approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made.

Supplementing our quantitative approach to stock selection, we also attempt to follow certain qualitative investment guidelines which seek to identify issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor. These qualitative investment guidelines include country screens, as well as additional issuer-specific criteria. The country screens require that the securities are of companies domiciled in those countries that are included in the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index and Canada, as long as the country does not appear on any list of prohibited or boycotted nations of the AFL-CIO or certain other labor organizations. Nations that are currently in the EAFE Index include, among others, Japan, the United Kingdom, Germany, France and The Netherlands. In addition, the Portfolio will tend to favor investment in issuers located in those countries that we perceive as enjoying favorable relations with the United States. Pursuant to the Portfolio's issuer-specific criteria, the Portfolio will: (1) invest only in companies which are publicly traded; (2) focus on companies that show, in our opinion, evidence of pursuing fair labor practices;
(3) focus on companies that have not been subject to penalties or tariffs imposed by applicable U.S. government agencies for unfair trade practices within the previous two years; and (4) not invest in initial public offerings. Evidence of pursuing fair labor practices would include whether a company has demonstrated patterns of non-compliance with applicable labor or health and safety laws. The qualitative labor sensitivity factors that we will utilize in selecting securities will vary over time, and will be solely in our discretion.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio's investment objective. It is anticipated that the annual turnover rate of the Portfolio, under normal circumstances, will generally not exceed 100%.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio's share prices and yields will fluctuate in response to movements in stock prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates which may reduce or eliminate any gains produced by investment and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Labor Select International Equity Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The Labor Select International Equity Portfolio. We show how returns before taxes for The Labor Select International Equity Portfolio have varied over the past seven calendar years, as well as average annual returns for one and five years and since inception - with average annual returns compared to the performance of the Morgan Stanley Capital International EAFE Index. The Morgan Stanley Capital International EAFE Index is an international index including stocks traded on approximately 21 exchanges in Europe, Australasia and the Far East, weighted by capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The Labor Select International Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Labor Select International Equity Portfolio)]

     Year-by-year total return (The Labor Select International Equity Portfolio)

     The Labor Select International Equity Portfolio

            1996                      22.08%
            1997                      10.83%
            1998                      11.90%
            1999                      10.56%
            2000                       3.99%
            2001                     -10.73%
            2002                      -6.40%


As of September 30, 2003, The Labor Select International Equity Portfolio had a calendar year-to-date return of [0.00%]. During the periods illustrated in this bar chart, The Labor Select International Equity Portfolio's highest quarterly return was 13.01% for the quarter ended December 31, 1998 and its lowest quarterly return was -18.02% for the quarter ended September 30, 2002.



                                                        Average annual returns for periods ending 12/31/02

----------------------------------------------------------------- ---------------- -------------- --------------------
                                                                                                    Since inception
The Labor Select International Equity Portfolio                       1 year          5 years         (12/19/95)
----------------------------------------------------------------- ---------------- -------------- --------------------
Return before taxes                                                   - 6.40%          1.46%             5.85%
----------------------------------------------------------------- ---------------- -------------- --------------------
Return after taxes on distributions                                   - 7.23%          0.00%             4.33%
----------------------------------------------------------------- ---------------- -------------- --------------------
Return after taxes on distributions and sale of Portfolio shares      - 3.89%          0.92%             4.39%
----------------------------------------------------------------- ---------------- -------------- --------------------
Morgan Stanley Capital International EAFE Index
(reflects no deduction for fees, expenses, or taxes)                  -15.94%         -2.89%            -0.43%
----------------------------------------------------------------- ---------------- -------------- --------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Labor Select International Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as     none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The Labor Select International Equity Portfolio's assets.

 ------------------------------------------------------ ------------
 Investment advisory fees(1)                            0.75%
 ------------------------------------------------------ ------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ ------------
 Other expenses                                         0.12%
 ------------------------------------------------------ ------------
 Total operating expenses(1)                            0.87%
 ------------------------------------------------------ ------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 --------------- --------------
 1 year          $89
 --------------- --------------
 3 years         $278
 --------------- --------------
 5 years         $482
 --------------- --------------
 10 years        $1,073
 --------------- --------------

(1) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2003 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.96% of average daily net assets.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

Profile: The Emerging Markets Portfolio
---------------------------------------

What is the Portfolio's goal?

     The Emerging Markets Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Emerging Markets Portfolio is an international fund. The Portfolio invests generally in equity securities of companies organized, in having a majority of their assets in, or deriving a majority of their operating income from, emerging countries. Equity securities include, but are not limited to, common stocks, preferred stocks, convertible securities, certain non-traditional equity securities and warrants. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments of emerging market issuers (the "80% Policy").

The Portfolio considers an "emerging country" to be any country which is generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. In addition, any country that is included in the International Finance Corporation Free Index or Morgan Stanley Capital International Emerging Markets Free Index will be considered to be an "emerging country." There are more than 130 countries that are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Almost every nation in the world is included within this group of developing or emerging countries except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe.

Currently, investing in many emerging countries is not feasible, or may, in our opinion, involve unacceptable political risks. The Portfolio will focus its investments in those emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. We believe that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may particularly benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets in such countries.

In considering possible emerging countries in which the Portfolio may invest, we will place particular emphasis on certain factors, such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. We currently anticipate that the countries in which the Portfolio may invest will include, among others, Argentina, Brazil, Chile, China, Columbia, Croatia, The Czech Republic, Egypt, Estonia, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Kazakhstan, Kenya, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Romania, Russia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. As markets in other emerging countries develop, we expect to expand and further diversify the countries in which the Portfolio invests.

Although this is not an exclusive list, we consider an emerging country equity security to be one that is issued by a company that exhibits one or more of the following characteristics: (1) its principal securities trading market is in an emerging country, as defined above; (2) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues from either goods produced, sales made or services performed in emerging countries; or (3) it is organized under the laws of, and has a principal office in, an emerging country. We will determine eligibility based on publicly available information and inquiries made of the companies.

Up to 35% of the Portfolio's net assets may be invested in debt securities issued by emerging country companies, and foreign governments, their agencies, instrumentalities or political subdivisions, all of which may be high-yield, high-risk fixed-income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated, considered to be of equivalent quality. The Portfolio may also invest in Brady Bonds and zero coupon bonds. The Portfolio may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, including the Euro. For temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high-quality debt instruments. When taking a temporary defensive position, the Portfolio may not be able to achieve its investment objective.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock and bond prices and currency exchange rates. Investments in securities of non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Emerging Markets Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The Emerging Markets Portfolio. We show how returns before taxes for The Emerging Markets Portfolio have varied over the past five calendar years, as well as average annual returns for one and five years and since inception--with average annual returns compared to the performance of the Morgan Stanley Capital International Emerging Markets Free Index. The Morgan Stanley Capital International Emerging Markets Free Index is a U.S. dollar dominated index comprised of stocks of countries with below average per capita Gross Domestic Product as defined by the World Bank, foreign ownership restrictions, a tax regulatory environment, and greater perceived market risk than in developed countries. Within this index, the Morgan Stanley Capital International aims to capture an aggregate of 60% of local market capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The Emerging Markets Portfolio. Returns would be lower without the voluntary waiver and payment. Additionally, reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the bar chart and table. If these fees were reflected, your return would be less than that shown.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Emerging Markets Portfolio)]

                      Year-by-year total return (The Emerging Markets Portfolio)

    The Emerging Markets Portfolio

       1998               -34.88%
       1999                62.01%
       2000               -23.33%
       2001                 6.06%
       2002                 4.99%


As of September 30, 2003, The Emerging Markets Portfolio had a calendar year-to-date return of [0.00%]. During the periods illustrated in this bar chart, The Emerging Markets Portfolio's highest quarterly return was 26.76% for the quarter ended December 31, 1999 and its lowest quarterly return was -24.26% for the quarter ended June 30, 1998.



                                                         Average annual returns for periods ending 12/31/02

----------------------------------------------------------------- ---------------- ------------------- --------------------
                                                                                                         Since inception
The Emerging Markets Portfolio                                        1 year            5 years             (4/14/97)
----------------------------------------------------------------- ---------------- ------------------- --------------------
Return before taxes                                                    4.99%             -2.07%              -3.63%
----------------------------------------------------------------- ---------------- ------------------- --------------------
Return after taxes on distributions                                    3.72%             -2.89%              -4.46%
----------------------------------------------------------------- ---------------- ------------------- --------------------
Return after taxes on distributions and sale of Portfolio shares       3.05%             -2.05%              -3.25%
----------------------------------------------------------------- ---------------- ------------------- --------------------
Morgan Stanley Capital International Emerging Markets Free Index
(reflects no deduction for fees, expenses, or taxes)                  -6.00%             -4.58%              -7.48%
----------------------------------------------------------------- ---------------- ------------------- --------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Emerging Markets Portfolio's fees and expenses?
Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees(1)                         0.75%
 ------------------------------------------------------ ----------
 Redemption reimbursement fees(1)                       0.75%
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The Emerging Markets Portfolio's assets.

 ------------------------------------------------------ ------------
 Investment advisory fees                               1.00%
 ------------------------------------------------------ ------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ ------------
 Other expenses                                         0.23%
 ------------------------------------------------------ ------------
 Total operating expenses(2)                            1.23%
 ------------------------------------------------------ ------------


This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 --------------- -------------------- ---------------------
                 Assumes              Assumes no
                 redemption(4)        redemption(4)
 --------------- -------------------- ---------------------
 1 year          $274                 $199
 --------------- -------------------- ---------------------
 3 years         $546                 $462
 --------------- -------------------- ---------------------
 5 years         $835                 $746
 --------------- -------------------- ---------------------
 10 years        $1,660               $1,552
 --------------- -------------------- ---------------------

(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the purchase reimbursement fee, investors in The Emerging Markets Portfolio, with the concurrence of the investment advisor, may elect to invest by a contribution of securities or follow procedures that would have the same economic effect as such a contribution.
(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2003 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.55% of average daily net assets.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.
(4)  Current reimbursement fees described in footnote 1 apply.

Profile:  The International Small-Cap Portfolio
-----------------------------------------------

What is the Portfolio's goal?

       The International Small-Cap Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in equity securities of smaller companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States, which may include companies located or operating in established or emerging countries. The current market capitalization of the companies in which the Portfolio intends to focus its investments will generally be $2.5 billion or less (at the time of purchase).

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments of small-capitalization companies (the "80% Policy").

By focusing on smaller, non-U.S. companies, we try to identify equity securities of companies that we believe are responsive to changes within their markets and have the potential for strong real earnings and dividend growth. We will look for changing and dominant trends within the relevant markets and purchase securities of companies that we believe will benefit from these trends. In addition, we will consider the financial strength of a company or its industry. We may invest in smaller capitalization companies that are temporarily out of favor or overlooked by securities analysts and whose value, therefore, may not be fully recognized by the market.

The equity securities in which the Portfolio will primarily invest include, but are not to be limited to, common stocks and sponsored or unsponsored Depositary Receipts, preferred stocks, rights or warrants to purchase common stocks and securities convertible into common stocks. Depositary Receipts are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company.

In selecting investments for the Portfolio, we use a dividend discount analysis across country boundaries and a purchasing power parity approach to identify currencies and markets that are overvalued or undervalued relative to the U.S. dollar. We use the dividend discount analysis to compare the value of different investments by looking at future anticipated dividends and discounting the value of those dividends back to what they would be worth if they were being paid today. With a purchasing power parity approach, we determine the amount of goods and services that a dollar will buy in the United States and compare that to the amount of a foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued. Conversely, when the dollar buys more, the foreign currency may be undervalued.

While the Portfolio may purchase securities in any foreign country, developed and developing, or emerging market countries, it is currently anticipated that the countries in which the Portfolio is more likely to invest will include, among others, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Switzerland, and the United Kingdom. Emerging market countries are also permitted, such as, among others, Argentina, Brazil, Chile, Egypt, Greece, Hong Kong, India, Indonesia, Korea, Malaysia, Peru, the Philippines, South Africa, Taiwan, Thailand and Turkey but are not likely to be a major focus at this time. These lists are representative, and we may invest in additional countries from time to time.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

The Portfolio may also invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock, and certain other non-traditional equity securities.

The Portfolio may invest up to 15% of its net assets in fixed-income securities, some or all of which may be high-yield, high-risk, fixed-income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the investment advisor to be of equivalent quality, and which present special investment risks. Convertible bonds are treated as equity securities and are not subject to the 15% limit.

For temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high quality U.S. and foreign governmental and corporate debt instruments. The Portfolio may also hold these securities pending investment of proceeds from new sales of Portfolio shares and to maintain sufficient cash to meet redemption requests.

What are the main risks of investing in the Portfolio?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be adversely affected by declines in stock and bond prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates, or poor performance in specific geographic regions, industries or companies. Because the Portfolio seeks long-term capital appreciation by investing primarily in international small-capitalization companies, its investments are likely to involve a higher degree of liquidity risk and price volatility than larger capitalization securities. Investments in foreign securities, whether equity or fixed-income, involve special risks, including those related to currency fluctuations, as well as to political, economic and social situations different from and potentially more volatile than those in the U.S. In addition, the accounting, tax and financial reporting standards of foreign countries are different from and may be less reliable or comprehensive than those relating to U.S. issuers. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in developed markets. The Portfolio may invest up to 15% of its net assets in high-yield, high-risk, foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The International Small-Cap Portfolio performed?


This bar chart and the table on page [_] can help you evaluate the risks of investing in The International Small-Cap Portfolio. We show how returns before taxes for The International Small-Cap Portfolio have varied over the past three calendar years, as well as average annual returns for one year and since inception--with the average annual returns compared to the performance of the Salomon Smith Barney Extended Market Index (ex-U.S.). The Salomon Smith Barney Extended Market Index represents the bottom 20% of the cumulative available market capital of the Salomon Smith Barney Broad Market Index, which represents the universe of institutionally available global securities. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The International Small-Cap Portfolio. Returns would be lower without the voluntary waiver and payment. Additionally, reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the bar chart and table. If these fees were reflected, your return would be less than that shown.



[GRAPHIC OMITTED: BAR CHART SHOWING TOTAL RETURN (The International Small-Cap Portfolio)]

               Year-by-year total return (The International Small-Cap Portfolio)

     The International Small-Cap Portfolio

         2000                   -2.14%
         2001                   -5.89%
         2002                  -11.44%


As of September 30, 2003, The International Small-Cap Portfolio had a calendar year-to-date return of [0.00%]. During the period illustrated in this bar chart, The International Small-Cap Portfolio's highest quarterly return was 7.35% for the quarter ended December 31, 2001 and its lowest quarterly return was -18.59% for the quarter ended September 30, 2002.



                                                    Average annual returns for periods ending 12/31/02

------------------------------------------------------------------ --------------- -------------------
                                                                                    Since inception
The International Small-Cap Portfolio                                  1 year          (7/20/99)
------------------------------------------------------------------ --------------- -------------------
Return before taxes                                                   -11.44%            -4.66%
------------------------------------------------------------------ --------------- -------------------
Return after taxes on distributions                                   -12.25%            -6.24%
------------------------------------------------------------------ --------------- -------------------
Return after taxes on distributions and sale of Portfolio shares       -7.04%            -4.17%
------------------------------------------------------------------ --------------- -------------------
Salomon Smith Barney Extended Market Index (ex-U.S.)
(reflects no deduction for fees, expenses, or taxes)                   -7.29%            -7.19%
------------------------------------------------------------------ --------------- -------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The International Small-Cap Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees(1)                         0.55%
 ------------------------------------------------------ ----------
 Redemption reimbursement fees(1)                       0.45%
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The International Small-Cap Portfolio's assets.

---------------------------------------------------- ---------------
Investment advisory fees(2)                                   1.00%
---------------------------------------------------- ---------------
Distribution and service (12b-1) fees                          none
---------------------------------------------------- ---------------
Other expenses                                                0.25%
---------------------------------------------------- ---------------
Total operating expenses(2)                                   1.25%
---------------------------------------------------- ---------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 --------------- -------------------- ---------------------
                 Assumes              Assumes no
                 redemption(4)        redemption(4)
 --------------- -------------------- ---------------------
 1 year          $227                 $182
 --------------- -------------------- ---------------------
 3 years         $499                 $449
 --------------- -------------------- ---------------------
 5 years         $791                 $738
 --------------- -------------------- ---------------------
 10 years        $1,623               $1,558
 --------------- -------------------- ---------------------

(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the purchase reimbursement fee, investors in The International Small-Cap Portfolio, with the concurrence of the investment advisor, may elect to invest by a contribution of securities or follow procedures that would have the same economic effect as such a contribution.
(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2003 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.20% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.95% and 1.20%, respectively.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 2.
(4)  Current reimbursement fees described in footnote 1 apply.

Profile: The International Large-Cap Equity Portfolio
-----------------------------------------------------

What is the Portfolio's goal?

     The International Large-Cap Equity Portfolio seeks maximum long-term total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income in developed countries outside the United States, and which, in our opinion, are undervalued at the time of purchase based on our fundamental analysis. For purposes of this Portfolio, large capitalization stocks will be defined to mean those whose issuers have a market capitalization of $5 billion or more (at the time of purchase).

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large-capitalization companies (the "80% Policy").

Equity securities include, but are not to be limited to, common stocks, securities convertible into common stock and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may from time to time, hold its assets in cash (which may be U.S. dollars or foreign currency, including the Euro), or may invest in short-term debt securities or other money market instruments. Except when we believe a temporary defensive approach is appropriate or during temporary periods of portfolio repositioning, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. During such periods, the Portfolio may not be able to attain its investment objective.

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustments on a United States domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In an international portfolio, currency return can also be an integral component of an investment's total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may be an attractive investment.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations and other private entities. Such governmental fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed-income securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock prices and currency exchange rates. Investments in securities of non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates which may reduce or eliminate any gains produced by investments and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other instruments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent that the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The International Large-Cap Equity Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The International Large-Cap Equity Portfolio. We show how returns before taxes for The International Large-Cap Equity Portfolio have varied over the past three calendar years, as well as average annual returns for one year and since inception--with the average annual returns compared to the performance of the Morgan Stanley Capital International EAFE Index. The Morgan Stanley Capital International EAFE Index is an international index including stocks trading on approximately 21 exchanges in Europe, Australasia and the Far East, weighted by capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The International Large-Cap Equity Portfolio. Returns would be lower without the voluntary waiver and payment. Additionally, reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the bar chart and table. If those fees were reflected, your return would be less than that shown.

[GRAPHIC OMITTED: BAR CHART SHOWING TOTAL RETURN (The International Large-Cap Equity Portfolio)]

        Year-by-year total return (The International Large-Cap Equity Portfolio)

 The International Large-Cap Equity Portfolio

         2000                   - 2.05%
         2001                   -14.24%
         2002                   -11.95%


As of September 30, 2003, The International Large-Cap Equity Portfolio had a calendar year-to-date return of [0.00%]. During the period illustrated in this bar chart, The International Large-Cap Equity Portfolio's highest quarterly return was 7.54% for the quarter ended December 31, 2001 and its lowest quarterly return was -19.97% for the quarter ended September 30, 2002.



                                                    Average annual returns for periods ending 12/31/02

----------------------------------------------------------------- ---------------- -------------------
                                                                                    Since inception
The International Large-Cap Equity Portfolio                          1 year           (12/14/99)
----------------------------------------------------------------- ---------------- -------------------
Return before taxes                                                   -11.95%            -7.93%
----------------------------------------------------------------- ---------------- -------------------
Return after taxes on distributions                                   -13.17%            -9.03%
----------------------------------------------------------------- ---------------- -------------------
Return after taxes on distributions and sale of Portfolio shares      - 7.00%            -6.69%
----------------------------------------------------------------- ---------------- -------------------
Morgan Stanley Capital International EAFE Index
(reflects no deduction for fees, expenses, or taxes)                  -15.94%           -17.24%
----------------------------------------------------------------- ---------------- -------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The International Large-Cap Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees(1)                         0.45%
 ------------------------------------------------------ ----------
 Redemption reimbursement fees(1)                       0.35%
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The International Large-Cap Equity Portfolio's assets.

 ------------------------------------------------------ -----------
 Investment advisory fees(2)                            0.75%
 ------------------------------------------------------ -----------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ -----------
 Other expenses                                         0.29%
 ------------------------------------------------------ -----------
 Total operating expenses(2)                            1.04%
 ------------------------------------------------------ -----------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.
(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 ----------------- ----------------- ------------------
                   Assumes           Assumes no
                   Redemption(4)     Redemption(4)
 ----------------- ----------------- ------------------
 1 year            $186              $151
 ----------------- ----------------- ------------------
 3 years           $414              $374
 ----------------- ----------------- ------------------
 5 years           $659              $616
 ----------------- ----------------- ------------------
 10 years          $1,362            $1,310
 ----------------- ----------------- ------------------

(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the purchase reimbursement fee, investors in The International Large-Cap Equity Portfolio, with the concurrence of the investment advisor, may elect to invest by a contribution of securities or follow procedures that would have the same economic effect as such a contribution.
(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2003 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.96% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.67% and 0.96%, respectively.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 2.
(4)  Current reimbursement fees described in footnote 1 apply.

Profile:  The All-Cap Growth Equity Portfolio
---------------------------------------------

What is the Portfolio's goal?

The All-Cap Growth Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? We invest primarily in common stocks of companies that we believe, at the time of purchase, have the potential for high earnings growth based on our analysis of their historic or projected earnings growth rate, price-to-earnings ratio and cash flows. We consider companies of any size, but the companies are generally larger than $300 million in market capitalization. We look for companies that are undervalued, but still have the potential for high earnings growth.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (the "80% Policy").

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Portfolio. We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience high earnings growth. The companies we choose for the Portfolio typically exhibit one or more of the following characteristics:

o  a history of high growth in earnings-per-share;
o  projections for high future growth or acceleration in earnings-per-share;
o  a price-to-earnings ratio that is low relative to other stocks; or
o  discounted cash flows that are high relative to other stocks.

Once we identify stocks that have these characteristics, we further evaluate the company. We typically look at the capability of the management team, the strength of the company's position within its industry, whether its internal structure can support continued growth, how high the company's return on equity is, how much of the company's profits are reinvested into the company to fuel additional growth, and how stringent the company's financial and accounting policies are.

All of these give us insight into the outlook for the company, helping us to identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

We maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.


What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. This Portfolio will be affected by changes in stock prices. The Portfolio may be subject to greater investment risk than assumed by other funds because the companies the Portfolio invests in are subject to greater changes in earnings and business prospects than companies with more established earnings patterns.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.


How has The All-Cap Growth Equity Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The All-Cap Growth Equity Portfolio. We show returns before taxes for The All-Cap Growth Equity Portfolio for the past two calendar years, as well as average annual returns for one year and since inception--with the average annual returns compared to the performance of the Russell 3000 Growth Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The All-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING TOTAL RETURN (The All-Cap Growth Equity Portfolio)]

                              Total return (The All-Cap Growth Equity Portfolio)

      The All-Cap Growth Equity Portfolio

          2001                -23.82%
          2002                -31.46%


As of September 30, 2003, The All-Cap Growth Equity Portfolio had a calendar year-to-date return of [0.00%]. During the period illustrated in this bar chart, The All-Cap Growth Equity Portfolio's highest quarterly return was 21.92% for the quarter ended December 31, 2001 and its lowest quarterly return was -26.96% for the quarter ended March 31, 2001.



                                                       Average annual returns for periods ending 12/31/02

----------------------------------------------------------------- ---------------- -------------------
                                                                                    Since inception
The All-Cap Growth Equity Portfolio                                   1 year           (3/31/00)
----------------------------------------------------------------- ---------------- -------------------
Return before taxes                                                   -31.46%           -26.36%
----------------------------------------------------------------- ---------------- -------------------
Return after taxes on distributions                                   -31.46%           -26.36%
----------------------------------------------------------------- ---------------- -------------------
Return after taxes on distributions and sale of Portfolio shares      -19.32%           -19.81%
----------------------------------------------------------------- ---------------- -------------------
Russell 3000 Growth Index
(reflects no deduction for fees, expenses, or taxes)                  -28.03%           -27.17%
----------------------------------------------------------------- ---------------- -------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The All-Cap Growth Equity Portfolio's fees and expenses?
Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The All-Cap Growth Equity Portfolio's assets.

---------------------------------------------------- ---------------
Investment advisory fees(1)                                   0.75%
---------------------------------------------------- ---------------
Distribution and service (12b-1) fees                         none
---------------------------------------------------- ---------------
Other expenses                                                0.25%
---------------------------------------------------- ---------------
Total operating expenses(1)                                   1.00%
---------------------------------------------------- ---------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 --------------- --------------------
 1 year          $102
 --------------- --------------------
 3 years         $318
 --------------- --------------------
 5 years         $552
 --------------- --------------------
 10 years        $1,225
 --------------- --------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2003 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.89% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.64% and 0.89%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Intermediate Fixed Income Portfolio
------------------------------------------------

What is the Portfolio's goal?

     The Intermediate Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in a diversified portfolio of investment grade fixed-income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds and other fixed-income securities.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (the "80% Policy").

The Portfolio will have a dollar-weighted average effective maturity of more than three years, but less than 10 years. Short- and intermediate-term debt securities (under ten years) form the core of the Portfolio. Long-term bonds (over ten years) are purchased when we believe they will enhance return without significantly increasing risk. Average effective maturity may exceed the above range when we believe opportunities for enhanced returns exceed risk.

Typically, approximately 50% of the Portfolio's assets will be invested in U.S. government securities, mortgage-backed securities and asset-backed securities. All securities purchased by the Portfolio will have an investment grade rating at the time of purchase. Investment grade fixed-income obligations will be those rated BBB or better by S&P or Baa or better by Moody's or those that we deem to be of comparable quality. Obligations rated BBB and Baa have speculative characteristics. To the extent that the rating of a debt obligation held by the Portfolio falls below BBB or Baa, the Portfolio, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Portfolio in light of market conditions.

The Portfolio may invest up to 20% of its assets in foreign securities. The Portfolio intends to invest its foreign assets primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These securities encompass both U.S. dollar-denominated securities of foreign issuers issued in the U.S. (such as Yankee bonds) and nondollar-denominated securities traded outside of the U.S. Presently, the Portfolio plans on investing its foreign assets primarily in the following types of foreign fixed-income securities:
Yankee bonds; supra-national entities established or financially supported by the national governments of one or more countries to promote reconstruction or development; and bonds which are issued by a foreign non-corporate entity (such as the Province of Ontario) and denominated in U.S. dollars.

The Portfolio will normally experience an annual portfolio turnover rate exceeding 100%, but that rate is not expected to exceed 250%. High portfolio turnover (over 100%) involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected by changes in interest rates because the value of fixed-income securities held by the Portfolio, particularly those with longer maturities, will decrease if interest rates rise. The Portfolio also will be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risks, when homeowners prepay mortgages during periods of low interest rates the Portfolio may be forced to re-deploy its assets in lower yielding securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Intermediate Fixed Income Portfolio performed?


This bar chart and table can help you evaluate the risks of investing in The Intermediate Fixed Income Portfolio. We show how returns before taxes for The Intermediate Fixed Income Portfolio have varied over the past six calendar years, as well as average annual returns for one and five years and since inception--with average annual returns compared to the performance of the Lehman Brothers Intermediate Government/Credit Index. The Lehman Brothers Intermediate Government/Credit Index is an index composed of 5,400 publicly issued corporate and U.S. government debt rated Baa or better, with at least one year to maturity and at least $25 million par outstanding. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Intermediate Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Intermediate Fixed Income Portfolio)]

             Year-by-year total return (The Intermediate Fixed Income Portfolio)

     The Intermediate Fixed Income Portfolio

          1997                     7.37%
          1998                     7.07%
          1999                     0.46%
          2000                    10.60%
          2001                     8.48%
          2002                     6.84%


As of September 30, 2003, The Intermediate Fixed Income Portfolio had a calendar year-to-date return of [0.00%]. During the periods illustrated in this bar chart, The Intermediate Fixed Income Portfolio's highest quarterly return was 4.09% for the quarter ended September 30, 2001 and its lowest quarterly return was -0.72% for the quarter ended June 30, 1999.



                                                          Average annual returns for periods ending 12/31/02

----------------------------------------------------------------- ---------------- -------------- --------------------
                                                                                                    Since inception
The Intermediate Fixed Income Portfolio                               1 year          5 years          (3/12/96)
----------------------------------------------------------------- ---------------- -------------- --------------------
Return before taxes                                                    6.84%           6.63%             6.65%
----------------------------------------------------------------- ---------------- -------------- --------------------
Return after taxes on distributions                                    4.79%           4.08%             4.10%
----------------------------------------------------------------- ---------------- -------------- --------------------
Return after taxes on distributions and sale of Portfolio shares       4.15%           4.01%             4.04%
----------------------------------------------------------------- ---------------- -------------- --------------------
Lehman Brothers Intermediate Government/Credit Index
(reflects no deduction for fees, expenses, or taxes)                   9.84%           7.48%             7.44%
----------------------------------------------------------------- ---------------- -------------- --------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Intermediate Fixed Income Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The Intermediate Fixed Income Portfolio's assets.

 ------------------------------------------------------ --------------
 Investment advisory fees(1)                            0.15%
 ------------------------------------------------------ --------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ --------------
 Other expenses                                         0.28%
 ------------------------------------------------------ --------------
 Total operating expenses(1)                            0.43%
 ------------------------------------------------------ --------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 --------------- --------------
 1 year          $44
 --------------- --------------
 3 years         $138
 --------------- --------------
 5 years         $241
 --------------- --------------
 10 years        $542
 --------------- --------------

(1) Effective November 1, 2002, Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2003 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.43% of average daily net assets. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.25% and 0.53%, respectively. Expense information in this table has been restated to reflect the new waiver level.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The High-Yield Bond Portfolio
--------------------------------------

What is the Portfolio's goal?

     The High-Yield Bond Portfolio seeks high total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio will primarily invest its assets at the time of purchase in: (1) corporate bonds that may be rated B- or higher by S&P or B3 or higher by Moody's, or that may be unrated but considered to be of comparable quality; (2) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or that may be unrated but considered to be of comparable quality. Of these categories of securities, we anticipate investing primarily in corporate bonds. The Portfolio may also invest in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants and which may be speculative. The Portfolio may invest up to 10% of its total assets in securities of issuers domiciled in foreign countries. The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when, in our opinion, such holdings are prudent given then prevailing market conditions. Except when we believe a temporary defensive approach is appropriate, the Portfolio normally will not hold more than 5% of its total assets in cash or such short-term investments. When taking a temporary defensive position, the Portfolio may not be able to achieve its investment objective.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in high yield fixed income securities (the "80% Policy"). High yield fixed income securities, or high yield bonds, are generally considered to be those rated below BBB by S&P or below Baa by Moody's, or that may be unrated but considered to be of comparable quality (which may be more speculative in nature than rated bonds). The Portfolio will generally focus its investments on bonds in the BB/Ba or B/B ratings categories and in unrated bonds of similar quality.

From time to time, the Portfolio may acquire zero coupon bonds and, to a lesser extent, pay-in-kind ("PIK") bonds, however, the Portfolio generally does not purchase a substantial amount of these securities. Zero coupon bonds and PIK bonds are considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Portfolio.

With respect to U.S. Government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio's investment objective.

The market values of fixed-income securities generally fall when interest rates rise and, conversely, rise when interest rates fall. Lower rated and unrated fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed-income securities, which react primarily to fluctuations in the general level of interest rates. These lower rated or unrated securities generally have higher yields, but, as a result of factors such as reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market, are subject to greater volatility and risks of loss of income and principal than are higher rated securities. We will attempt to reduce such risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Investing in so-called "junk" or "high-yield" bonds entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade bonds, and which should be considered by investors contemplating an investment in the Portfolio. Such bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds.

If, as a result of volatility in the high-yield market or other factors, the Portfolio experiences substantial net redemptions of the Portfolio's shares for a sustained period of time, the Portfolio may be required to sell securities without regard to the investment merits of the securities to be sold. If the Portfolio sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Portfolio will decrease and the Portfolio's expense ratio may increase.

Furthermore, the secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons. A less liquid secondary market may have an adverse effect on the Portfolio's ability to sell particular bonds, when necessary, to meet the Portfolio's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The Portfolio's privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices. The Portfolio's investments in securities issued by non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in bonds issued by U.S. companies.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The High-Yield Bond Portfolio performed?

This bar chart and the table on page [_] can help you evaluate the risks of investing in The High-Yield Bond Portfolio. We show how returns before taxes for The High-Yield Bond Portfolio have varied over the past six calendar years, as well as average annual returns for one and five years and since inception--with average annual returns compared to the performance of the Salomon Smith Barney High-Yield Cash Pay Index. The Salomon Smith Barney High-Yield Cash Pay Index includes cash-pay and deferred-interest bonds, but excludes bankrupt bonds. When an issuer misses or expects to miss an interest payment or enters into Chapter 11 bankruptcy, the corresponding bonds exit the index at month end, reflecting the loss of the coupon payment or accrued interest. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The High-Yield Bond Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The High-Yield Bond Portfolio)]

                       Year-by-year total return (The High-Yield Bond Portfolio)

    The High-Yield Bond Portfolio

       1997              18.14%
       1998               1.75%
       1999               4.20%
       2000              -4.68%
       2001              -1.01%
       2002               1.93%


As of September 30, 2003, The High-Yield Bond Portfolio had a calendar year-to-date return of [0.00%]. During the periods illustrated in this bar chart, The High-Yield Bond Portfolio's highest quarterly return was 7.76% for the quarter ended December 31, 2002 and its lowest quarterly return was -5.94% for the quarter ended June 30, 2001.



                                                        Average annual returns for periods ending 12/31/01

----------------------------------------------------------------- ---------------- -------------- --------------------
                                                                                                    Since inception
The High-Yield Bond Portfolio                                         1 year          5 years          (12/2/96)
----------------------------------------------------------------- ---------------- -------------- --------------------
Return before taxes                                                    1.93%           0.39%             3.32%
----------------------------------------------------------------- ---------------- -------------- --------------------
Return after taxes on distributions                                   -1.99%          -3.97%            -1.14%
----------------------------------------------------------------- ---------------- -------------- --------------------
Return after taxes on distributions and sale of Portfolio shares       1.11%          -1.74%             0.56%
----------------------------------------------------------------- ---------------- -------------- --------------------
Salomon Smith Barney High-Yield Cash Pay Index
(reflects no deduction for fees, expenses, or taxes)                  -0.59%           1.35%             3.31%
----------------------------------------------------------------- ---------------- -------------- --------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The High-Yield Bond Portfolio's fees and expenses?
Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The High-Yield Bond Portfolio's assets.

 ------------------------------------------------------ --------------
 Investment advisory fees(1)                            0.45%
 ------------------------------------------------------ --------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ --------------
 Other expenses                                         0.43%
 ------------------------------------------------------ --------------
 Total operating expenses(1)                            0.88%
 ------------------------------------------------------ --------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 --------------- --------------
 1 year          $90
 --------------- --------------
 3 years         $281
 --------------- --------------
 5 years         $488
 --------------- --------------
 10 years        $1,084
 --------------- --------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2003 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.59% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.16% and 0.59%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Core Plus Fixed Income Portfolio
---------------------------------------------

What is the Portfolio's goal?

     The Core Plus Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio allocates its investments principally among the following three sectors of the fixed-income securities markets: the U.S. Investment Grade Sector, U.S. High-Yield Sector and International Sector. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (the "80% Policy"). We will determine how much of the Portfolio to allocate to each of the two sectors, based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from investments in each of the two sectors. We will periodically reallocate the Portfolio's assets, as deemed necessary. The relative proportion of the Portfolio's assets to be allocated among sectors is described below.

o U.S. Investment Grade Sector Under normal circumstances, between 50% and 90% of the Portfolio's total assets will be invested in the U.S. investment grade sector. In managing the Portfolio's assets allocated to the investment grade sector, we will invest principally in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and by U.S. corporations. The corporate debt obligations in which the Portfolio may invest include bonds, notes, debentures and commercial paper of U.S. companies. The U.S. Government securities in which the Portfolio may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. Government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. Government.

   The investment grade sector of the Portfolio's assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Portfolio may invest are issued by certain private, non-government entities. Subject to the quality limitations, the Portfolio may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans and leases.

   Securities purchased by the Portfolio within this sector will be rated in one of the four highest rating categories or will be unrated securities that we determine are of comparable quality. See Appendix A for additional rating information.

o U.S. High-Yield Sector Under normal circumstances, between 5% and 30% of the Portfolio's total assets will be allocated to the U.S. High-Yield Sector. We will invest the Portfolio's assets that are allocated to the domestic high-yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Portfolio may invest in domestic corporate debt obligations, including, notes, which may be convertible or non-convertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds and pay-in-kind securities.

   The Portfolio will invest in both rated and unrated bonds. The rated bonds that the Portfolio may purchase in this sector will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another nationally recognized statistical rating organization. Unrated bonds may be more speculative in nature than rated bonds.

o International Sector The Portfolio may invest up to 20% of its total assets in the International Sector. The International Sector invests primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed-income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supra-national entities. A supra-national entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supra-national entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank and the Asian Development Bank.

   The Portfolio may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the Euro. The Portfolio may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Portfolio transactions and to minimize currency value fluctuations. Currency considerations carry a special risk for a portfolio that allocates a significant portion of its assets to foreign securities.

   The Portfolio will invest in both rated and unrated foreign securities. It may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries and so-called Brady Bonds. However, investments in emerging markets, Brady Bonds and in foreign securities that are rated below investment grade (e.g. lower than BBB by S&P), or if unrated, judged to be of comparable quality, will, in the aggregate, be limited to no more than 5% of the Portfolio's total assets.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term fixed-income obligations. The Portfolio may also use a wide range of hedging instruments, including options, futures contracts and options on futures contracts subject to certain limitations.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices. Investments in high-yield, high risk or "junk" bonds entail certain risk, including the risk of loss of principal, which may be greater than the risks presented by investment grade bonds and which should be considered by investors contemplating an investment in the Portfolio. Among these risks are those that result from the absence of a liquid secondary market and the dominance in the market of institutional investors. The Portfolio will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Portfolio may be forced to re-deploy its assets in lower yielding securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

What are The Core Plus Fixed Income Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The Core Plus Fixed Income Portfolio's assets.

 ------------------------------------------------------ --------------
 Investment advisory fees(1)                            0.00%
 ------------------------------------------------------ --------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ --------------
 Other expenses(1),(2)                                  0.50%
 ------------------------------------------------------ --------------
 Total operating expenses(1)                            0.50%
 ------------------------------------------------------ --------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 --------------- --------------
 1 year          $51
 --------------- --------------
 3 years         $160
 --------------- --------------
 5 years         $280
 --------------- --------------
 10 years        $628
 --------------- --------------

(1) Effective November 1, 2002, Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2003 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.50% of average daily net assets. If the amount the Manager has committed to waive were deducted, investment advisory fees, other expenses and total operating expenses are expected to be 0.00%, 0.57% and 0.57%, respectively. Expense information in the table has been restated to reflect the new waiver level.
(2)  Other expenses are based on estimates for the current fiscal year.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Global Fixed Income Portfolio
------------------------------------------

What is the Portfolio's goal?

     The Global Fixed Income Portfolio seeks current income consistent with the preservation of principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Portfolio is a global fund which invests in issuers located throughout the world. As such, it may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the Euro. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (the "80% Policy").

Our approach in selecting investments for the Portfolio is oriented to country selection and is value driven. In selecting fixed-income instruments for the Portfolio, we identify those countries' fixed-income markets that we believe will provide the United States' domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. We conduct extensive fundamental research on a global basis, and it is through this effort that attractive fixed-income markets are selected for investment. The core of the fundamental research effort is a value oriented discounted income stream methodology which isolates value across country boundaries. This approach focuses on future coupon and redemption payments and discounts the value of those payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.

Our management approach is long-term in orientation, and it is therefore expected that the annual turnover of the portfolio will not exceed 200% under normal circumstances. High portfolio turnover involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

The Portfolio will attempt to achieve its objective by investing in a broad range of fixed-income securities, including debt obligations of foreign and U.S. companies which are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality, as well as foreign and U.S. government securities with the limitations noted below. The Portfolio may invest up to 5% of its assets in fixed-income securities rated below investment grade, including foreign government securities as discussed below.

It is anticipated that the average weighted maturity of the Portfolio will be in the five-to-ten year range. If, however, we anticipate a declining interest rate environment, the average weighted maturity may be extended beyond ten years. Conversely, if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

The Portfolio may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank and the Asian Development Bank. For increased safety, the Portfolio currently anticipates that a large percentage of its assets will be invested in U.S. government securities, foreign government securities and securities of supranational entities.

With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. These obligations differ mainly in interest rates, maturities and dates of issuance. When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its assets in such U.S. government securities and certain other short-term instruments. When taking a temporary defensive position, the Portfolio may not be able to achieve its investment objective.

What are the Portfolio's main investment strategies?  (Continued)

With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, have been determined to be of comparable quality. As noted above, the Portfolio may invest up to 5% of its assets in non-investment grade fixed-income securities. These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Portfolio may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While the Portfolio may purchase securities of issuers in any foreign country, developed or developing, it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Korea, Luxembourg, The Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of issuers in such countries. Any investment the Portfolio may make in other investment companies is limited in amount by the 1940 Act and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with its portfolio of securities.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. issuers. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates, which may reduce or eliminate any gains produced by investment, and exchange control regulations and may incur costs in connection with conversions between currencies. To the extent the Portfolio invests in securities of companies in emerging markets, such investments present a greater degree of risk than tends to be the case for investments in Western Europe and other developed markets. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Global Fixed Income Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The Global Fixed Income Portfolio. We show how returns before taxes for The Global Fixed Income Portfolio have varied over the past ten calendar years, as well as average annual returns for one, five and ten years -- with the average annual returns compared to the performance of the Salomon Smith Barney World Government Bond Index. The Salomon Smith Barney World Government Bond Index is an index of bonds from 14 world government bond markets with maturities of at least 1 year. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The Global Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Global Fixed Income Portfolio)]

                   Year-by-year total return (The Global Fixed Income Portfolio)

   The Global Fixed Income Portfolio

        1993                 19.16%
        1994                  1.24%
        1995                 18.96%
        1996                 14.96%
        1997                  1.73%
        1998                  8.68%
        1999                 -4.05%
        2000                  2.29%
        2001                 -0.20%
        2002                 26.17%


As of September 30, 2003, The Global Fixed Income Portfolio had a calendar year-to-date return of [0.00%]. During the periods illustrated in this bar chart, The Global Fixed Income Portfolio's highest quarterly return was 13.51% for the quarter ended June 30, 2002 and its lowest quarterly return was -5.18% for the quarter ended September 30, 2000.



                                                        Average annual returns for periods ending 12/31/02

----------------------------------------------------------------- ---------------- -------------- --------------------
The Global Fixed Income Portfolio                                     1 year          5 years          10 years
----------------------------------------------------------------- ---------------- -------------- --------------------
Return before taxes                                                   26.17%           6.08%             8.46%
----------------------------------------------------------------- ---------------- -------------- --------------------
Return after taxes on distributions                                   24.21%           4.93%             5.90%
----------------------------------------------------------------- ---------------- -------------- --------------------
Return after taxes on distributions and sale of Portfolio shares      16.04%           4.33%             5.55%
----------------------------------------------------------------- ---------------- -------------- --------------------
Salomon Smith Barney World Government Bond Index
(reflects no deduction for fees, expenses, or taxes)                  19.49%           5.82%             6.64%
----------------------------------------------------------------- ---------------- -------------- --------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The Global Fixed Income Portfolio's fees and expenses?
Shareholder fees are fees paid directly from you investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The Global Fixed Income Portfolio's assets.

 ------------------------------------------------------ ------------
 Investment advisory fees(1)                            0.50%
 ------------------------------------------------------ ------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ ------------
 Other expenses                                         0.16%
 ------------------------------------------------------ ------------
 Total operating expenses(1)                            0.66%
 ------------------------------------------------------ ------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 --------------- --------------
 1 year          $67
 --------------- --------------
 3 years         $211
 --------------- --------------
 5 years         $368
 --------------- --------------
 10 years        $822
 --------------- --------------

(1) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2003 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.60% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.44% and 0.60%, respectively
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The International Fixed Income Portfolio
-------------------------------------------------

What is the Portfolio's goal?

     The International Fixed Income Portfolio seeks current income consistent with the preservation of principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Portfolio is an international fund which invests primarily in issuers that are organized, have a majority of their assets, or derive most of their operating income outside of the United States. As such, it may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, the Portfolio intends to invest in securities which are denominated in foreign currencies. Securities of issuers within a given country may be denominated in the currency of such country, in the currency of another country or in multinational currency units, such as the Euro. The Portfolio will attempt to achieve its objective by investing in a broad range of fixed-income securities, including debt obligations of foreign companies which are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality, as well as, foreign government securities with the limitation noted below. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (the "80% Policy").

Our approach in selecting investments for the Portfolio is oriented to country selection and is value driven. In selecting fixed-income instruments for the Portfolio, we identify those countries' fixed-income markets that we believe will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. We conduct extensive fundamental research on a global basis, and it is through this effort that attractive fixed-income markets are selected for investment. The core of the fundamental research effort is a value oriented discounted income stream methodology which isolates value across country boundaries. This approach focuses on future coupon and redemption payments and discounts the value of those payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.

The Portfolio may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank and the Asian Development Bank. For increased safety, the Portfolio currently anticipates that a large percentage of its assets will be invested in foreign government securities and securities of supranational entities.

With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its assets in such U.S. government securities and certain other short-term instruments. When taking a temporary defensive position, the Portfolio may not achieve its investment objective.

With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or if unrated, have been determined to be of comparable quality. The Portfolio may invest up to 5% of its assets in non-investment grade fixed-income securities. These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Portfolio may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While the Portfolio may purchase securities of issuers in any foreign country, developed or developing, it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Canada, Germany, the United Kingdom, New Zealand, France, The Netherlands, Belgium, Spain, Switzerland, Ireland, Denmark, Portugal, Italy, Austria, Norway, Sweden, Finland, Luxembourg, Japan and Australia. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of issuers in such countries. Any investment the Portfolio may make in other investment companies is limited in amount by the 1940 Act and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may utilize a wide range of hedging instruments, including options, futures contracts, and related options, and forward foreign currency exchange contracts to hedge currency risks associated with its portfolio securities.

It is anticipated that the average weighted maturity of the Portfolio will be in the five-to-ten year range. If we anticipate a declining interest rate environment, the average weighted maturity may be extended beyond ten years. Conversely, if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

Our management approach is long-term in orientation, but, it is expected that the annual turnover of the portfolio will be approximately 200% under normal circumstances. High portfolio turnover involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholder that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in securities of U.S. issuers. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may also be affected by changes in currency rates, which may reduce or eliminate any gains produced by investment, and exchange control regulations and may incur costs in connection with conversions between currencies. To the extent the Portfolio invests in securities of companies in emerging markets, such investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The International Fixed Income Portfolio performed?

This bar chart and table can help you evaluate the risks of investing in The International Fixed Income Portfolio. We show how returns before taxes for The International Fixed Income Portfolio have varied over the past five calendar years, as well as average annual returns for one and five years and since inception--with the average annual returns compared to the performance of the Salomon Smith Barney Non-U.S. World Government Bond Index. The Salomon Smith Barney Non-U.S. World Government Bond Index is a market-capitalization weighted benchmark that tracks the performances of the Government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The International Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The International Fixed Income Portfolio)]

            Year-by-year total return (The International Fixed Income Portfolio)

   The International Fixed Income Portfolio

         1998                    9.68%
         1999                   -5.04%
         2000                   -1.61%
         2001                   -1.76%
         2001                   26.66%


As of September 30, 2003, The International Fixed Income Portfolio had a calendar year-to-date return of [0.00%]. During the periods illustrated in this bar chart, The International Fixed Income Portfolio's highest quarterly return was 14.38% for the quarter ended June 30, 2002 and its lowest quarterly return was -6.91% for the quarter ended September 30, 2000.



                                                               Average annual returns for periods ending 12/31/01

---------------------------------------------------------------------------- ------------- ------------- -------------------
                                                                                                          Since inception
The International Fixed Income Portfolio                                        1 year       5 years         (4/11/97)
---------------------------------------------------------------------------- ------------- ------------- -------------------
Return before taxes                                                             26.66%        4.98%            5.04%
---------------------------------------------------------------------------- ------------- ------------- -------------------
Return after taxes on distributions                                             24.47%        3.69%            3.62%
---------------------------------------------------------------------------- ------------- ------------- -------------------
Return after taxes on distributions and sale of Portfolio shares                16.33%        3.36%            3.34%
---------------------------------------------------------------------------- ------------- ------------- -------------------
Salomon Smith Barney Non-U.S. World Government Bond Index
(reflects no deduction for fees, expenses, or taxes)                            21.99%        5.08%            4.69%
---------------------------------------------------------------------------- ------------- ------------- -------------------

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are The International Fixed Income Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as    none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested      none
 dividends
 ------------------------------------------------------ ----------
 Purchase reimbursement fees                            none
 ------------------------------------------------------ ----------
 Redemption reimbursement fees                          none
 ------------------------------------------------------ ----------
 Exchange fees                                          none
 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The International Fixed Income Portfolio's assets.

 ------------------------------------------------------ --------------
 Investment advisory fees(1)                            0.50%
 ------------------------------------------------------ --------------
 Distribution and service (12b-1) fees                  none
 ------------------------------------------------------ --------------
 Other expenses                                         0.17%
 ------------------------------------------------------ --------------
 Total operating expenses(1)                            0.67%
 ------------------------------------------------------ --------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 --------------- --------------
 1 year          $68
 --------------- --------------
 3 years         $214
 --------------- --------------
 5 years         $373
 --------------- --------------
 10 years        $835
 --------------- --------------

(1) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2003 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.60% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total operating expenses would have been 0.43% and 0.60%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

ADDITIONAL INVESTMENT INFORMATION

Each Portfolio's, except The Labor Select International Equity Portfolio's, investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If a Portfolio's objective were changed, we would notify shareholders before the change became effective. The following chart gives a brief description of the securities in which the Portfolios may invest. The Portfolios may also invest in a broad selection of other securities consistent with their respective investment objectives and policies. Please see the Statement of Additional Information for additional descriptions and risk information on these investments as well as other investments for the Portfolios.


-------------------------------------------------------- ---------------------------------------------------------------------
Securities                                               How we use them
-------------------------------------------------------- ---------------------------------------------------------------------
Common Stocks: Securities that represent shares of       The Large-Cap Value Equity, The Large-Cap Growth Equity, The
ownership in a corporation. Stockholders participate     Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap
in the corporation's profits and losses indirectly, as   Growth Equity, The Small-Cap Growth II Equity, The Real Estate
the value of a corporation's shares tends to change as   Investment Trust, The Real Estate Investment Trust II, The Global
the corporation's earnings fluctuate.                    Equity, The International Equity, The Labor Select International
                                                         Equity, The Emerging Markets, The International Small-Cap, The
                                                         International Large-Cap Equity and The All-Cap Growth Equity
                                                         Portfolios focus their investments on common stocks, some of which will be dividend paying stocks.
-------------------------------------------------------- ---------------------------------------------------------------------
Corporate Bonds: Debt obligations issued by a            The Intermediate Fixed Income Portfolio may invest in corporate
corporation.                                             bonds rated in one of the four highest categories by an NRSRO
                                                         (e.g., at least BBB by S&P or Baa by Moody's), or deemed equivalent.
                                                         The Global Fixed Income Portfolio may invest in foreign and U.S.
                                                         corporate bonds which are generally rated A or better by S&P or
                                                         Moody's or deemed to be of comparable quality. The International
                                                         Fixed Income Portfolio may invest in foreign corporate bonds which are generally rated A or better by S&P or Moody's or deemed to be of comparable quality. The High-Yield Bond Portfolio will focus its investments on corporate bonds rated at least B- by S&P or B3 by
                                                         Moody's. The Core Plus Fixed Income Portfolio may invest in bonds rated in one of the four highest rating categories for its U.S.
                                                         Investment Grade Sector, and it may invest in bonds rated BB or lower by S&P or Fitch and Ba or lower by Moody's for its U.S. High-Yield
                                                         Sector. Up to 35% of The Emerging Markets Portfolio's net assets may be invested in debt securities issued by emerging country companies, some or all of which may be corporate bonds, and some or all of which may be investment grade, below investment grade or unrated. The
                                                         Small-Cap Growth Equity Portfolio and The Small Cap Growth II Equity
                                                         Portfolio may invest up to 20% of their net assets in debt securities of corporate and government issuers, all of which must be rated within the four highest categories or deemed to be of comparable quality. The Small-Cap Value Equity Portfolio may invest up to 20% of its net assets in corporate bonds rated Baa or below by Moody's or
                                                         BBB or below by S&P when the investment advisor believes that capital appreciation from those securities is likely. Debt securities may be acquired by The All-Cap Growth Equity Portfolio and those securities may be rated below investment grade, or unrated. Investments in such securities that are rated below investment grade or unrated will be limited to no more than 5% of The All-Cap Growth Equity Portfolio's assets. The Global Equity Portfolio may invest up to 20% of its net assets in fixed-income securities rated in one of the top two rating categories, or, if unrated, deemed to be of comparable quality. The
                                                         International Small-Cap Portfolio may invest up to 15% of its net assets in fixed-income securities, some or all of which may be corporate bonds, and some or all of which may be investment grade, below investment grade, or unrated. The International Equity, The
                                                         Labor Select International Equity and The International Large-Cap
                                                         Equity Portfolios may invest up to 15% of their assets in foreign debt instruments when attractive opportunities are available.
-------------------------------------------------------- ---------------------------------------------------------------------

-------------------------------------------------------- ---------------------------------------------------------------------
Securities                                               How we use them
-------------------------------------------------------- ---------------------------------------------------------------------
Convertible Securities: Usually preferred stocks or      The Large-Cap Growth Equity, The Small-Cap Value Equity, The
corporate bonds that can be exchanged for a set number   Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Global
of shares of common stock at a predetermined price.      Equity, The International Equity, The Labor Select International
These securities offer higher appreciation potential     Equity, The International Small-Cap, The International Large-Cap
than nonconvertible bonds and greater income potential   Equity, The All-Cap Growth Equity and The High-Yield Bond
than nonconvertible preferred stocks.                    Portfolios may invest a portion of their assets in convertible securities in any industry, and The Real Estate Investment Trust
                                                         Portfolios' assets may be invested in convertible securities of issuers in the real estate industry. Convertible securities acquired by The Small-Cap Value Equity, The Real Estate Investment Trust, The
                                                         International Small-Cap and The High-Yield Bond Portfolios may be
                                                         rated below investment grade or unrated. The Real Estate Investment
                                                         Trust, The Emerging Markets, The International Small-Cap and The
                                                         High-Yield Bond Portfolios may invest in convertible preferred stocks that offer various yield, dividend or other enhancements. Such enhanced convertible preferred securities include instruments like
                                                         PERCS (Preferred Equity Redemption Cumulation Stock), PRIDES
                                                         (Preferred Redeemable Increased Dividend Equity Securities) and DECS
                                                         (Dividend Enhanced Convertible Securities).

-------------------------------------------------------- ---------------------------------------------------------------------
Mortgage-Backed Securities: Fixed-income securities      The Intermediate Fixed Income, The Core Plus Fixed Income, The
that represent pools of mortgages, with investors        Global Fixed Income and The Real Estate Investment Trust Portfolios
receiving principal and interest payments as the         may invest in mortgage-backed securities issued or guaranteed by
underlying mortgage loans are paid back. Many are        the U.S. government, its agencies or instrumentalities or by
issued and guaranteed against default by the U.S.        government sponsored corporations. For The Intermediate Fixed
government or its agencies or instrumentalities, such    Income Portfolio, all securities will be rated investment grade at
as the Federal Home Loan Mortgage Corporation, Fannie    the time of purchase.
Mae and the Government National Mortgage Association.
Others are issued by private financial institutions,
with some fully collateralized by certificates
issued or guaranteed by the government or its agencies
or instrumentalities.

-------------------------------------------------------- ---------------------------------------------------------------------
Collateralized Mortgage Obligations (CMOs) and Real      The Intermediate Fixed Income, The Core Plus Fixed Income, The
Estate Mortgage Investment Conduits (REMICs): CMOs are   Global Fixed Income and The Real Estate Investment Trust Portfolios
privately issued mortgage-backed bonds whose             may invest in CMOs and REMICs. Certain CMOs and REMICs may have
underlying value is the mortgages that are collected     variable or floating interest rates and others may be stripped.
into different pools according to their maturity. They   Stripped mortgage securities are generally considered illiquid and
are issued by U.S. government agencies and private       to such extent, together with any other illiquid investments, will
issuers. REMICs are privately issued mortgage-backed     not exceed that Portfolio's limit on illiquid securities. In
bonds whose underlying value is a fixed pool of          addition, subject to certain quality and collateral limitations,
mortgages secured by an interest in real property.       The Intermediate Fixed Income and The Core Plus Fixed Income
Like CMOs, REMICs offer different pools.                 Portfolios may each invest up to 20% of their total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so called non-agency mortgage backed securities.

-------------------------------------------------------- ---------------------------------------------------------------------
Asset-Backed Securities: Bonds or notes backed by        The Intermediate Fixed Income and The Core Plus Fixed Income
accounts receivables, including home equity,             Portfolios may invest in asset-backed securities rated in one of
automobile or credit loans.                              the four highest rating categories by an NRSRO.

-------------------------------------------------------- ---------------------------------------------------------------------
Real Estate Investment Trusts (REITs): REITs are         The Real Estate Investment Trust Portfolios may invest without
pooled investment vehicles which invest primarily in     limitation in shares of REITs. The Small-Cap Value Equity and The
income-producing real estate or real estate related      International Small-Cap Portfolios may also invest in REITs
loans or interests. REITs are generally classified as    consistent with their investment objectives and policies.
equity REITs, mortgage REITs or a combination of
equity and mortgage REITs. Equity REITs invest the
majority of their assets directly in real property and
derive income primarily from the collection of rents.
Equity REITs can also realize capital gains by selling
properties that have appreciated in value. Mortgage
REITs invest the majority of their assets in real
estate mortgages and derive income from the collection
of interest payments.

-------------------------------------------------------- ---------------------------------------------------------------------

-------------------------------------------------------- ---------------------------------------------------------------------
Securities                                               How we use them
-------------------------------------------------------- ---------------------------------------------------------------------
U.S. Government Securities: U.S. Treasury securities     Each Portfolio may invest in U.S. government securities for
are backed by the "full faith and credit" of the         temporary purposes or otherwise, as is consistent with its
United States. Securities issued or guaranteed by        investment objectives and policies.  These securities are issued or
federal agencies and U.S. government sponsored           guaranteed as to the payment of principal and interest by the U.S.
instrumentalities may or may not be backed by the        government, or by various agencies or instrumentalities which have
"full faith and credit" of the United States. In the     been established or sponsored by the U.S. government.
case of securities not backed by the "full faith and
credit" of the United States, investors in such
securities look principally to the agency or
instrumentality issuing or guaranteeing the obligation
for ultimate repayment.

-------------------------------------------------------- ---------------------------------------------------------------------
Foreign Government Securities:  Debt issued by a         Foreign government securities purchased by The Global Fixed Income
government other than the United States or by an         and The International Fixed Income Portfolios will generally be
agency, instrumentality or political subdivision of      rated in one of the top two rating categories or, if unrated,
such governments.                                        deemed to be of comparable quality.  However, each such Portfolio may invest up to 5% of its assets in fixed-income securities rated, or comparable to securities rated, below BBB. The fixed-income securities in which The Global Equity, The International Equity,
                                                         The Labor Select International Equity, The Emerging Markets,
                                                         The International Small-Cap, The International Large-Cap Equity,
                                                         The High-Yield Bond, The Intermediate Fixed Income and The Core
                                                         Plus Fixed Income Portfolios may invest include those issued by foreign governments.

-------------------------------------------------------- ---------------------------------------------------------------------
Repurchase Agreements: An agreement between a buyer,     While each Portfolio is permitted to do so, it normally does not
such as a Portfolio, and a seller of securities in       invest in repurchase agreements except to invest cash balances or
which the seller agrees to buy the securities back       for temporary defensive purposes.  In order to enter into these
within a specified time at the same price the buyer      repurchase agreements, a Portfolio must have collateral of at least
paid for them, plus an amount equal to an agreed upon    102% of the repurchase price.  Each Portfolio will only enter into
interest rate. Repurchase agreements are often viewed    repurchase agreements in which the collateral is comprised of U.S.
as equivalent to cash.                                   government securities.  The Large-Cap Value Equity, The Mid-Cap
                                                         Growth Equity, The International Equity, The Intermediate Fixed
                                                         Income and The Global Fixed Income Portfolios may invest no more than
                                                         10% of net assets in repurchase agreements having a maturity in excess of seven days. The Large-Cap Growth Equity, The Small-Cap
                                                         Growth Equity, The Small-Cap Growth II Equity, The Small-Cap Value
                                                         Equity, The Real Estate Investment Trust, The Global Equity, The
                                                         Labor Select International Equity, The Emerging Markets, The
                                                         International Small-Cap, The International Large-Cap Equity, The
                                                         All-Cap Growth Equity, The High-Yield Bond and The International
                                                         Fixed Income Portfolios may invest no more than 15% of net assets in repurchase agreements having a maturity in excess of seven days.

-------------------------------------------------------- ---------------------------------------------------------------------
Restricted Securities: Privately placed securities       Each Portfolio may invest in restricted securities, including
whose resale is restricted under securities law.         securities eligible for resale without registration pursuant to
                                                         Rule 144A under the Securities Act of 1933. To the extent restricted securities are illiquid, a Portfolio will limit its investments in them in accordance with its policy concerning illiquid securities.
                                                         See "Illiquid Securities" below.

-------------------------------------------------------- ---------------------------------------------------------------------
Illiquid Securities: Securities that do not have a       The Large-Cap Value Equity, The Mid-Cap Growth Equity, The
ready market, and cannot be easily sold within seven     International Equity, The Intermediate Fixed Income and The Global
days at approximately the price that the Fund has        Fixed Income Portfolios may invest no more than 10% of net assets
valued them. Illiquid securities include repurchase      in illiquid securities. The Large-Cap Growth Equity, The Small-Cap
agreements maturing in more than seven days.             Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II
                                                         Equity, The Real Estate Investment Trust, The Global Equity, The
                                                         Labor Select International Equity, The Emerging Markets, The
                                                         International Small-Cap, The International Large-Cap Equity, The
                                                         All-Cap Growth Equity, The High-Yield Bond and The International
                                                         Fixed Income Portfolios may invest no more than 15% of net assets in illiquid securities.

-------------------------------------------------------- ---------------------------------------------------------------------

-------------------------------------------------------- ---------------------------------------------------------------------
Securities                                               How we use them
-------------------------------------------------------- ---------------------------------------------------------------------
Short-Term Debt Investments: These instruments include   Each Portfolio may invest in these instruments either as a means to
(1) time deposits, certificates of deposit and bankers   achieve its investment objective or, more commonly, as temporary
acceptances issued by a U.S. commercial bank; (2)        defensive investments or pending investment in the Portfolio's
commercial paper of the highest quality rating; (3)      principal investment securities.  When investing all or a
short-term debt obligations with the highest quality     significant portion of a Portfolio's assets in these instruments, a
rating; (4) U.S. government securities; and (5)          Portfolio may not be able to achieve its investment objective.
repurchase agreements collateralized by those
instruments.

-------------------------------------------------------- ---------------------------------------------------------------------
Time Deposits: Time deposits are non-negotiable          Time deposits maturing in more than seven days will not be
deposits maintained in a banking institution for a       purchased by any of the following Portfolios, and  time deposits
specified period of time at a stated interest rate.      maturing from two business days through seven calendar days will not exceed 10% of the total assets of The Large-Cap Value Equity, The
                                                         Mid-Cap Growth Equity, The International Equity, The Intermediate
                                                         Fixed Income and The Global Fixed Income Portfolios; and 15% of the
                                                         total assets of The Large-Cap Growth Equity, The Small-Cap Value
                                                         Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity,
                                                         The Real Estate Investment Trust, The Global Equity, The Labor Select
                                                         International Equity, The Emerging Markets, The International
                                                         Small-Cap, The International Large-Cap Equity, The All-Cap Growth
                                                         Equity, The High-Yield Bond, The Core Plus Fixed Income and The
                                                         International Fixed Income Portfolios.

-------------------------------------------------------- ---------------------------------------------------------------------
When-Issued and Delayed-Delivery Securities: In these    Each Portfolio may purchase securities on a when-issued or delayed
transactions, instruments are purchased with payment     delivery basis. The Portfolios may not enter into when-issued
and delivery taking place in the future in order to      commitments exceeding, in the aggregate, 15% of the market value of
secure what is considered to be an advantageous yield    the Portfolio's total assets less liabilities other than the
or price at the time of the transaction. The payment     obligations created by these commitments. Each Portfolio will
obligations and the interest rates that will be          designate cash or securities in amounts sufficient to cover its
received are each fixed at the time a Portfolio enters   obligations, and will value the designated assets daily.
into the commitment and no interest accrues to the
Portfolio until settlement. Thus, it is possible that
the market value at the time of settlement could be
higher or lower than the purchase price if the general
level of interest rates has changed.

-------------------------------------------------------- ---------------------------------------------------------------------
Securities Lending: These transactions involve the       Each Portfolio may loan up to 25% of its assets to qualified
loan of securities owned by a Portfolio to qualified     brokers/dealers or institutional investors.  These transactions, if
dealers and investors for their use relating to          any, may generate additional income for the Portfolios.
short-sales or other securities transactions.

-------------------------------------------------------- ---------------------------------------------------------------------
Borrowing From Banks:  The Portfolios may have           Each Portfolio may borrow money as a temporary measure or to
pre-existing arrangements with banks that permit them    facilitate redemptions. No Portfolio has the intention of
to borrow money from time to time.                       increasing its net income through borrowing.

-------------------------------------------------------- ---------------------------------------------------------------------
Zero Coupon and Pay-In-Kind Bonds: Zero coupon bonds     The Emerging Markets Portfolio may invest up to 35% and The
are debt obligations which do not entitle the holder     International Small-Cap Portfolio may invest up to 15% of their
to any periodic payments of interest prior to maturity   respective net assets in fixed-income securities, including zero
or a specified date when the securities begin paying     coupon bonds. The High-Yield Bond Portfolio may also purchase zero
current interest, and therefore are issued and traded    coupon bonds and PIK bonds, although it generally does not purchase
at a discount from their face amounts or par value.      a substantial amount of these bonds. The Core Plus Fixed Income
Pay-in-kind ("PIK") bonds pay interest through the       Portfolio may also purchase these securities consistent with its
issuance to holders of additional securities.            investment objective.

-------------------------------------------------------- ---------------------------------------------------------------------

-------------------------------------------------------- ---------------------------------------------------------------------
Securities                                               How we use them
-------------------------------------------------------- ---------------------------------------------------------------------
American Depositary Receipts (ADRs), European            The Large-Cap Value Equity, The Large-Cap Growth Equity, The
Depositary Receipts (EDRs), and Global Depositary        Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap
Receipts (GDRs):  ADRs are receipts issued by a U.S.     Growth Equity, The Small-Cap Growth II Equity, The Real Estate
depositary (usually a U.S. bank) and EDRs and GDRs are   Investment Trust, The Global Equity, The International Equity, The
receipts issued by a depositary outside of the U.S.      Labor Select International Equity, The Emerging Markets, The
(usually a non-U.S. bank or trust company or a foreign   International Small-Cap, The International Large-Cap Equity, The
branch of a U.S. bank).  Depositary receipts represent   All-Cap Growth Equity, The Global Fixed Income and The
an ownership interest in an underlying security that     International Fixed Income Portfolios may invest in sponsored and
is held by the depositary.  Generally, the underlying    unsponsored ADRs.  Such ADRs that The Large-Cap Value Equity, The
security represented by an ADR is issued by a foreign    Large-Cap Growth Equity, The Focused Value, The Mid-Cap Growth
issuer and the underlying security represented by an     Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity,
EDR or GDR may be issued by a foreign or U.S. issuer.    The Small-Cap Growth II Equity and The Real Estate Investment Trust
Sponsored depositary receipts are issued jointly by      Portfolios may invest in will be those that are actively traded in
the issuer of the underlying security and the            the United States.
depositary, and unsponsored depositary receipts are
issued by the depositary without the participation of    In conjunction with their investments in foreign securities, The
the issuer of the underlying security.  Generally, the   Global Equity, The International Equity, The Labor Select
holder of the depositary receipt is entitled to all      International Equity, The Emerging Markets, The International
payments of interest, dividends or capital gains that    Small-Cap, The International Large-Cap Equity, The All-Cap Growth
are made on the underlying security.                     Equity, The Global Fixed Income and The International Fixed Income
                                                         Portfolios may also invest in sponsored and unsponsored EDRs and
                                                         GDRs. In addition, The Small-Cap Growth Equity Portfolio and The
                                                         Small-Cap Growth II Equity Portfolio may invest in sponsored and unsponsored GDRs subject to their 10% limit on investments in foreign securities.

-------------------------------------------------------- ---------------------------------------------------------------------
Brady Bonds: These are debt securities issued under      The Global Fixed Income, The International Fixed Income, The
the framework of the Brady Plan, an initiative           Emerging Markets and The International Small-Cap Portfolios may
announced by the U.S. Treasury Secretary Nicholas F.     invest in Brady Bonds consistent with their respective investment
Brady in 1989, as a mechanism for debtor nations to      objectives. We believe that economic reforms undertaken by
restructure their outstanding external indebtedness      countries in connection with the issuance of Brady Bonds may make
(generally, commercial bank debt).                       the debt of countries which have issued or have announced plans to issue Brady Bonds a viable opportunity for investment.

-------------------------------------------------------- ---------------------------------------------------------------------
Futures and Options: A futures contract is a bilateral   The Mid-Cap Growth Equity, The Small-Cap Value Equity, The
agreement providing for the purchase and sale of a       Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real
specified type and amount of a financial instrument,     Estate Investment Trust, The Global Equity, The Emerging Markets,
or for the making and acceptance of a cash settlement,   The International Small-Cap, The International Large-Cap Equity,
at a stated time in the future for a fixed price. A      The All-Cap Growth Equity, The Intermediate Fixed Income, The
call option is a short-term contract pursuant to which   Large-Cap Growth Equity and The Core Plus Fixed Income Portfolios
the purchaser of the call option, in return for the      may invest in futures, options and closing transactions related
premium paid, has the right to buy the security or       thereto. These activities will not be entered into for speculative
other financial instrument underlying the option at a    purposes, but rather for hedging purposes and to facilitate the
specified exercise price at any time during the term     ability to quickly deploy into the market a Portfolio's cash,
of the option. A put option is a similar contract        short-term debt securities and other money market instruments at
which gives the purchaser of the put option, in return   times when the Portfolio's assets are not fully invested.  A
for a premium, the right to sell the underlying          Portfolio may only enter into these transactions for hedging
security or other financial instrument at a specified    purposes if it is consistent with its respective investment
price during the term of the option.                     objective and policies. A Portfolio may not engage in such transactions to the extent that obligations resulting from these activities, in the aggregate, exceed 25% of the Portfolio's assets, or 20% of The Real Estate Investment Trust Portfolios' total assets.
                                                         In addition, The Global Equity, The Emerging Markets, The
                                                         International Large-Cap Equity, The Core Plus Fixed Income and The
                                                         International Fixed Income Portfolios may enter into futures contracts, purchase or sell options on futures contracts, and trade in options on foreign currencies, and may enter into closing transactions with respect to such activities to hedge or "cross hedge" the currency risks associated with their investments.
                                                         Generally, futures contracts on foreign currencies operate similarly to futures contracts concerning securities, and options on foreign currencies operate similarly to options on securities. See also
                                                         "Foreign Currency Transactions" below.

-------------------------------------------------------- ---------------------------------------------------------------------

-------------------------------------------------------- ---------------------------------------------------------------------
Securities                                               How we use them
-------------------------------------------------------- ---------------------------------------------------------------------
Foreign Currency Transactions: Several Portfolios will   Although The Global Equity, The International Equity, The Labor
invest in securities of foreign issuers and may hold     Select International Equity, The Emerging Markets, The
foreign currency. In addition, several Portfolios may    International Small-Cap, The International Large-Cap Equity, The
enter into contracts to purchase or sell foreign         Global Fixed Income, The International Fixed Income, The Small-Cap
currencies at a future date (i.e., a "forward foreign    Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II
currency" contract or "forward" contract). A forward     Equity, The Real Estate Investment Trust, The All-Cap Growth
contract involves an obligation to purchase or sell a    Equity, The Intermediate Fixed Income, The Core Plus Fixed Income
specific currency at a future date, which may be any     and The High-Yield Bond Portfolios value their assets daily in
fixed number of days from the date of the contract,      terms of U.S. dollars, they do not intend to convert their holdings
agreed upon by the parties, at a price set at the time   of foreign currencies into U.S. dollars on a daily basis. A
of the contract. A Portfolio may enter into forward      Portfolio may, however, from time to time, purchase or sell foreign
contracts to "lock in" the price of a security it has    currencies and/or engage in forward foreign currency transactions
agreed to purchase or sell, in terms of U.S. dollars     in order to expedite settlement of Portfolio transactions and to
or other currencies in which the transaction will be     minimize currency value fluctuations.
consummated.

-------------------------------------------------------- ---------------------------------------------------------------------
Interest Rate Swap and Index Swap Agreements:  In an     The Intermediate Fixed Income and The Core Plus Fixed Income
interest rate swap, a fund receives payment from         Portfolios may use interest rate swaps to adjust each Portfolio's
another party based on a floating interest rate in       sensitivity to interest rates by changing its duration.  We may
return for making payments based on a fixed interest     also use interest rate swaps to hedge against changes in interest
rate.  An interest rate swap can also work in reverse,   rates.  We use index swaps to gain exposure to markets that the
with a fund receiving payments based on a fixed          Portfolios invest in, such as the corporate bond market.  We may
interest rate and making payments based on a floating    also use index swaps as a substitute for futures, options or
interest rate.  In an index swap, a fund receives        forward contracts if such contracts are not directly available to
gains or incurs losses based on the total return of an   the Portfolios on favorable terms.
index, in exchange for making fixed or floating
interest rate payments to another party.                 Interest rate swaps and index swaps will be considered illiquid securities.
-------------------------------------------------------- ---------------------------------------------------------------------

RISK FACTORS

         An investment in the Portfolios entails certain risks and considerations about which an investor should be aware. The following chart gives a brief description of some of the risks of investing in the Portfolios. Please see the Statement of Additional Information for additional descriptions and risk information.


-------------------------------------------------------- -------------------------------------------------------------------
Risks                                                    How we strive to manage them
-------------------------------------------------------- -------------------------------------------------------------------
Market Risk is the risk that all or a majority of the    The value of each Portfolio's holdings, whether equity or fixed
securities in a certain market-like the stock or bond    income in orientation, fluctuates in response to events affecting
market-will decline in value because of factors such     markets. In a declining market environment, the value of the
as economic conditions, future expectations or           Portfolios' securities will generally decline as well. We
investor confidence.                                     maintain a long-term approach and focus on securities that we believe can continue to provide returns over an extended period
Index swaps are subject to the same market risks as      of time regardless of these interim market fluctuations.
the investment market or sector that the index           Generally, we do not try to predict overall market movements or
represents.  Depending on the actual movements of the    trade for short-term purposes.
index and how well the portfolio manager forecasts
those movements, a fund could experience a higher or     In evaluating the use of an index swap for The Intermediate Fixed
lower return than anticipated.                           Income, The Core Fixed Income and The Core Plus Fixed Income
                                                         Portfolios, we carefully consider how market changes could affect the swap and how that compares to our investing directly in the market the swap is intended to represent. When selecting dealers with whom we would make interest rate or index swap agreements for these
                                                         Portfolios, we focus on those dealers with high quality ratings and do careful credit analysis before engaging in the transaction.

-------------------------------------------------------- -------------------------------------------------------------------
Industry and Security Risk is the risk that the value    The Real Estate Investment Trust Portfolios concentrate their
of securities in a particular industry or the value of   investments in the real estate industry.  As a consequence, the
an individual stock or bond will decline because of      net asset value of each Portfolio can be expected to fluctuate in
changing expectations for the performance of that        light of the factors affecting that industry, and may fluctuate
industry or for the individual company issuing the       more widely than a portfolio that invests in a broader range of
stock or bond.  Portfolios that concentrate their        industries.  Each Real Estate Investment Trust Portfolio may be
investments in a particular industry or individual       more susceptible to any single economic, political or regulatory
security are considered to be subject to greater risks   occurrence affecting the real estate industry.
than Portfolios that are not concentrated.
                                                         With the exception of The Real Estate Investment Trust Portfolios, we limit the amount of each Portfolio's assets invested in any one industry, as is consistent with that Portfolio's investment objective. To seek to reduce these risks for all Portfolios, we limit investments in any individual security and we follow a rigorous selection process before choosing securities for the Portfolios.

-------------------------------------------------------- -------------------------------------------------------------------

-------------------------------------------------------- -------------------------------------------------------------------
Risks                                                    How we strive to manage them
-------------------------------------------------------- -------------------------------------------------------------------
Interest Rate Risk is the risk that securities,          The Portfolios, especially those that invest significantly in
particularly bonds with longer maturities, will          fixed-income securities, are subject to various interest rate
decrease in value if interest rates rise and increase    risks depending upon their investment objectives and policies.
in value if interest rates fall.  Investments in         We cannot eliminate that risk, but we do try to address it by
equity securities issued by small and medium sized       monitoring economic conditions, especially interest rate trends
companies, which often borrow money to finance           and their potential impact on the Portfolios. The Portfolios do
operations, may also be adversely affected by rising     not try to increase returns on their investments in debt
interest rates.                                          securities by predicting and aggressively capitalizing on
                                                         interest rate movements.  The Intermediate Fixed Income Portfolio
Swaps may be particularly sensitive to interest rate     seeks to maintain as the core of their investment portfolios,
changes.  Depending on the actual movements of           short- and intermediate-term debt securities (under ten years).
interest rates and how well the portfolio manager        The Global Fixed Income and The International Fixed Income
anticipates them, a portfolio could experience a         Portfolios anticipate that average weighted maturity will be in
higher or lower return than anticipated.  For example,   the five-to-ten year range, with a possible shift beyond ten
if a portfolio  holds interest rate swaps and is         years in a declining interest rate environment and a possible
required to make payments based on variable interest     shortening below five years in a rising interest rate
rates, it will have to make increased payments if        environment.
interest rates rise, which will not necessarily be
offset by the fixed-rate payments it is entitled to      The High-Yield Bond Portfolio, by investing primarily in bonds
receive under the swap agreement.                        rated B- or higher by S& P or B3 or higher by Moody's, or unrated bonds, is subject to interest rate risks. See "Lower Rated
                                                         Fixed-Income Securities" below. The Real Estate Investment Trust
                                                         Portfolios, by investing primarily in securities of real estate investment trusts, and the other Portfolios that invest in those securities to a lesser degree, are subject to interest rate risk, in that as interest rates decline, the value of each Portfolio's investments in real estate investment trusts can be expected to rise.
                                                         Conversely, when interest rates rise, the value of each Portfolio's investments in real estate investment trusts holding fixed rate obligations can be expected to decline. However, lower interest rates tend to increase the level of refinancing, which can hurt returns on
                                                         REITs that hold fixed-income obligations.

                                                         The Intermediate Fixed Income and The Core Plus Fixed Income
                                                         Portfolios, by investing in swaps, are subject to additional interest rate risk. The Portfolios will not invest in interest rate or index swaps with maturities of more than two years. Each business day we will calculate the amount the Portfolios must pay for any swaps they hold and will segregate enough cash or other liquid securities to cover that amount.

                                                         The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap
                                                         Growth Equity, The Small-Cap Growth II Equity, The International
                                                         Small-Cap and The All-Cap Growth Equity Portfolios invest in small-
                                                         or mid-cap companies and we seek to address the potential interest rate risks by analyzing each company's financial situation and its cash flow to determine the company's ability to finance future expansion and operations. The potential impact that rising interest rates might have on a stock is taken into consideration before a stock is purchased.

-------------------------------------------------------- -------------------------------------------------------------------
Foreign Risk is the risk that foreign securities may     The Global Equity, The International Equity, The Labor Select
be adversely affected by political instability,          International Equity, The Large-Cap Value Equity, The Emerging
changes in currency exchange rates, foreign economic     Markets, The International Small-Cap, The International Large-Cap
conditions or inadequate regulatory and accounting       Equity, The Global Fixed Income and The International Fixed
standards. In addition, there is the possibility of      Income Portfolios will invest in securities of foreign issuers,
expropriation, nationalization or confiscatory           which normally are denominated in foreign currencies, and may
taxation, taxation of income earned in foreign nations   hold foreign currencies directly.  The Small-Cap Growth Equity,
or other taxes imposed with  respect to investments in   The Small-Cap Growth II Equity, The Real Estate Investment Trust,
foreign nations, foreign exchange controls, which may    The Real Estate Investment Trust II, The All-Cap Growth Equity
include suspension of the ability to transfer currency   and The High-Yield Bond Portfolios may invest up to 10% of their
from a given country, and default in foreign             respective total assets; The Large-Cap Growth Equity, The
government securities.  As a result of these factors,    Intermediate Fixed Income and The Core Plus Fixed Income
foreign securities markets may be less liquid and more   Portfolios may invest up to 20% of its total assets; and The
volatile than U.S. markets and the Portfolios may        Small-Cap Value Equity Portfolio may invest up to 25% of its
experience difficulties and delays in converting         assets in foreign securities.  The Mid-Cap Growth Equity
foreign currencies back into U.S. dollars.  Such         Portfolio typically invests only a small portion of their assets
events may cause the value of certain foreign            in foreign securities, usually through depositary receipts
securities to fluctuate widely and may make it           denominated in U.S. dollars and traded on a U.S. exchange.  For
difficult to accurately value foreign securities.        those Portfolios investing primarily in foreign securities, we attempt to reduce the risks presented by such investments by
Several European countries began participating in the    conducting world-wide fundamental research with an emphasis on
European Economic and Monetary Union, which has          company visits.  In addition, we monitor current economic and
established a common currency for participating          market conditions and trends, the political and regulatory
countries. This currency is commonly known as the        environment and the value of currencies in different countries in
"Euro."  The long-term consequences of the Euro          an effort to identify the most attractive countries and
conversion for foreign exchange rates, interest rates    securities.  Additionally, when currencies appear significantly
and the value of European securities in which the        overvalued compared to average real exchange rates, a Portfolio
Portfolios may invest are unclear.  The consequences     may hedge exposure to those currencies for defensive purposes.
may adversely affect the value and/or increase the
volatility of securities held by the Portfolios.

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

-------------------------------------------------------- ---------------------------------------------------------------------
Risks                                                    How we strive to manage them
-------------------------------------------------------- ---------------------------------------------------------------------
Currency Risk is the risk that the value of an           The Portfolios described above that are subject to foreign risk
investment may be negatively affected by changes in      may be affected by changes in currency rates and exchange control
foreign currency exchange rates. Adverse changes in      regulations and may incur costs in connection with conversions
exchange rates may reduce or eliminate any gains         between currencies. To hedge this currency risk associated with
produced by investments that are denominated in          investments in non-U.S. dollar denominated securities, the
foreign currencies and may increase losses.              Portfolios that focus on global and international investments may invest in forward foreign currency contracts. Those activities pose special risks which do not typically arise in connection with investments in U.S. securities. In addition, The Global Equity, The
                                                         Emerging Markets, The International Small-Cap, The International
                                                         Large-Cap Equity, The Core Plus Fixed Income and The International
                                                         Fixed Income Portfolios may engage in foreign currency options and futures transactions.

-------------------------------------------------------- -------------------------------------------------------------------
Emerging Markets Risk is the possibility that the        The Emerging Markets Portfolio focuses its investments on
risks associated with international investing will be    companies in these markets and The Global Equity, The
greater in emerging markets than in more developed       International Equity, The Labor Select International Equity, The
foreign markets because, among other things, emerging    International Small-Cap, The International Large-Cap Equity, The
markets may have less stable political and economic      Global Fixed Income, The International Fixed Income, The Real
environments. In addition, in many emerging markets,     Estate Investment Trust, The High-Yield Bond, The Intermediate
there is substantially less publicly available           Fixed Income and The Core Plus Fixed Income Portfolios may invest
information about issuers and the information that is    a portion of their assets in securities of issuers located in
available tends to be of a lesser quality. Economic      emerging markets. The Portfolios cannot eliminate these risks but
markets and structures tend to be less mature and        will attempt to reduce these risks through portfolio
diverse and the securities markets which are subject     diversification, credit analysis, and attention to trends in the
to less government regulation or supervision may also    economy, industries and financial markets and other relevant
be smaller, less liquid and subject to greater price     factors.
volatility.

-------------------------------------------------------- -------------------------------------------------------------------
Lower Rated Fixed-Income Securities (high-yield,         The International Fixed Income and The Global Fixed Income
high-risk securities), while generally having higher     Portfolios may invest up to 5% of their respective assets in
yields, are subject to reduced creditworthiness of       high-risk, high-yield fixed-income securities of foreign
issuers, increased risks of default and a more limited   governments including, with specified limitations, Brady Bonds.
and less liquid secondary market than higher rated       The High-Yield Bond Portfolio invests primarily in lower-rated
securities. These securities are subject to greater      fixed-income securities in an effort to attain higher yields, and
price volatility and risk of loss of income and          this is a primary risk of investing in this Portfolio. The Core
principal than are higher rated securities. Lower        Plus Fixed Income and The All-Cap Growth Equity Portfolios may
rated and unrated fixed-income securities tend to        invest up to 30% and 5%, respectively, of their assets in such
reflect short-term corporate and market developments     securities.  The Emerging Markets Portfolio may invest up to 35%
to a greater extent than higher rated fixed-income       of its assets and The International Small-Cap Portfolio may
securities, which react primarily to fluctuations in     invest up to 15% of its net assets in high-yield, high-risk
the general level of interest rates. Fixed-income        fixed-income securities, including Brady Bonds. See "Emerging
securities of this type are considered to be of poor     Markets Risk" above. The Small-Cap Value Equity Portfolio may
standing and primarily speculative. Such securities      invest up to 20% of its net assets in high-yield, high-risk
are subject to a substantial degree of credit risk.      securities rated below Baa by Moody's or BBB by S&P when the
                                                         Portfolio's manager believes that capital appreciation from those securities is likely. The Portfolios will attempt to reduce these risks through portfolio diversification, credit analysis, attention to trends in the economy, industries and financial markets, and complying with the limits on the exposure to this asset class described in this Prospectus.

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

-------------------------------------------------------- ---------------------------------------------------------------------
Risks                                                    How we strive to manage them
-------------------------------------------------------- ---------------------------------------------------------------------
Liquidity Risk is the possibility that securities        We limit each Portfolio's exposure to illiquid securities as
cannot be readily sold within seven days at              described under "Additional Investment Information - Illiquid approximately the price that the Portfolio values them.  Securities."

                                                         Swap agreements entered into by The Intermediate Fixed Income and The
                                                         Core Plus Fixed Income Portfolios will be treated as illiquid securities. However, most swap dealers will be willing to repurchase interest rate swaps.

-------------------------------------------------------- -------------------------------------------------------------------
Futures Contracts, Options on Futures Contracts,         The Mid-Cap Growth Equity, The Small-Cap Value Equity, The
Forward Contracts, and Certain Options used as           Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real
investments for hedging and other non-speculative        Estate Investment Trust, The Global Equity, The Emerging Markets,
purposes involve certain risks. For example, a lack of   The International Small-Cap, The International Large-Cap Equity,
correlation between price changes of an option or        The All-Cap Growth Equity, The Intermediate Fixed Income, The
futures contract and the assets being hedged could       Large-Cap Growth Equity and The Core Plus Fixed Income Portfolios
render a Portfolio's hedging strategy unsuccessful and   may use certain options strategies or may use futures contracts
could result in losses. The same results could  occur    and options on futures contracts. The Portfolios will not enter
if movements of foreign currencies do not correlate as   into futures contracts and options thereon to the extent that
expected by the investment advisor at a time when a      more than 5% of a Portfolio's assets are required as futures
Portfolio is using a hedging instrument denominated in   contract margin deposits and premiums on options and only to the
one foreign currency to protect the value of a           extent that obligations under such futures contracts and options
security denominated in a second foreign currency        thereon would not exceed 20% of the Portfolio's total assets, or
against changes caused by fluctuations in the exchange   20% of The Real Estate Investment Trust Portfolios' total assets.
rate for the dollar and the second currency. If the
direction of securities prices, interest rates or        See also "Foreign Risk" and "Currency Risk" above.
foreign currency prices is incorrectly predicted, the
Portfolio will be in a worse position than if such
transactions had not been entered into. In addition,
since there can be no assurance that a liquid
secondary market will exist for any contract purchased
or sold, a Portfolio may be required to maintain a
position (and in the case of written options may be
required to continue to hold the securities used as
cover) until exercise or expiration, which could
result in losses. Further, options and futures
contracts on foreign currencies, and forward
contracts, entail particular risks related to
conditions affecting the underlying currency.
Over-the-counter transactions in options and forward
contracts also involve risks arising from the lack of
an organized exchange trading environment.

-------------------------------------------------------- -------------------------------------------------------------------
Zero Coupon and Pay-In-Kind Bonds are generally          The Emerging Markets, The International Small-Cap, The High-Yield
considered to be more interest sensitive than            Bond and The Core Plus Fixed Income Portfolios may invest in zero
income-bearing bonds, to be more speculative than        coupon and pay-in-kind bonds to the extent consistent with each
interest-bearing bonds, and to have certain tax          Portfolio's investment objective.  We cannot eliminate the risks
consequences which could, under certain circumstances    of zero coupon bonds, but we do try to address them by monitoring
be adverse to a Portfolio. For example, a Portfolio      economic conditions, especially interest rate trends and their
accrues, and is required to distribute to                potential impact on the Portfolios.
shareholders, income on its zero coupon bonds.
However, the Portfolio may not receive the cash
associated with this income until the bonds are sold
or mature. If the Portfolio does not have sufficient
cash to make the required distribution of accrued
income, the Portfolio could be required to sell other
securities in its portfolio or to borrow to generate
the cash required.
-------------------------------------------------------- -------------------------------------------------------------------
Portfolio Turnover rates reflect the amount of           The All-Cap Growth Equity, The Intermediate Fixed Income, The
securities that are replaced from the beginning of the   Core Plus Fixed Income, The Global Fixed Income and The
year to the end of the year by a Portfolio. The higher   International Fixed Income Portfolios will normally experience
the amount of portfolio activity, the higher the         annual portfolio turnover rates exceeding 100%, but those rates
brokerage costs and other transaction costs of a         are not expected to exceed 250% with respect to The Intermediate
Portfolio are likely to be.  The amount of portfolio     Fixed Income and The Core Plus Fixed Income Portfolios and 200%
activity will also affect the amount of taxes payable    with respect to The Global Fixed Income and The International
by Portfolios' shareholders that are subject to          Fixed Income Portfolios.
federal income tax, as well as the character (ordinary
income vs. capital gains) of such tax obligations.

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

-------------------------------------------------------- ---------------------------------------------------------------------
Risks                                                    How we strive to manage them
-------------------------------------------------------- ---------------------------------------------------------------------
Prepayment Risk is the risk that homeowners will         The Intermediate Fixed Income, The Core Plus Fixed Income, The
prepay mortgages during periods of low interest rates,   Global Fixed Income and The Real Estate Investment Trust
forcing an investor to reinvest money at interest        Portfolios may invest in Mortgage-Backed Securities,
rates that might be lower than those on the prepaid      Collateralized Mortgage Obligations (CMOs) and Real Estate
mortgage.                                                Mortgage Investment Conduits (REMICs).  These Portfolios take into consideration the likelihood of prepayment when mortgages are selected. The Portfolios may look for mortgage securities that have characteristics that make them less likely to be prepaid, such as low outstanding loan balances or below-market interest rates.

-------------------------------------------------------- -------------------------------------------------------------------
Real Estate Industry Risk includes among others:         The Real Estate Investment Trust Portfolios operate as
possible declines in the value of real estate; risks     "non-diversified" funds as defined by the 1940 Act. As each
related to general and local economic conditions;        Portfolio invests principally in REITs, it is more subject to the
possible lack of availability of mortgage funds;         risks associated with the real estate industry. Investors should
overbuilding; extended vacancies of properties;          carefully consider these risks before investing in the
increases in competition, property taxes and operating   Portfolios. To the extent The Small-Cap Value Equity and The
expenses; changes in zoning laws; costs resulting from   International Small-Cap Portfolios invest in REITs, those
the clean-up of, and liability to third parties          Portfolios, although to a lesser degree than The Real Estate
resulting from, environmental problems; casualty for     Investment Trust Portfolios, are subject to the same risks.
condemnation losses; uninsured damages from floods,
earthquakes or other natural disasters; limitations
on and variations in rents; and changes in interest
rates. REITs are subject to substantial cash flow
dependency, defaults by borrowers, self-liquidation,
and the risk of failing to qualify for tax-free
pass-through of income under the Internal Revenue
Code, as amended, and/or to maintain exemptions
from the 1940 Act.

-------------------------------------------------------- -------------------------------------------------------------------
Non-Diversified Portfolios are believed to be subject    The Real Estate Investment Trust, The Emerging Markets, The
to greater risks because adverse effects on their        Global Fixed Income and The International Fixed Income Portfolios
security holdings may affect a larger portion of their   will not be diversified under the 1940 Act. This means these
overall assets.                                          Portfolios may invest in securities of any one issuer in an amount greater than 5% of the Portfolio's total assets. However, each
                                                         Portfolio will satisfy the Internal Revenue Code's diversification requirement, which requires that 50% of the Portfolio's assets be represented by cash, cash items, certain qualifying securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Portfolio's total assets. With the exception of The Real Estate Investment Trust Portfolio, these
                                                         Portfolios, in practice, do not intend to be heavily invested in any single particular industry. The Real Estate Investment Trust
                                                         Portfolio will always be heavily invested in the real estate industry.

-------------------------------------------------------- -------------------------------------------------------------------
Transaction Costs Risk is the risk that the cost of      The Large-Cap Growth Equity, The Small-Cap Value Equity, The
buying, selling and holding foreign securities,          Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real
including brokerage, tax and custody costs, may be       Estate Investment Trust, The Global Equity, The International
higher than those involved in domestic transactions.     Equity, The Labor Select International Equity, The Emerging
                                                         Markets, The International Small-Cap, The International Large-Cap
                                                         Equity, The All-Cap Growth Equity, The High-Yield Bond, The Core Plus
                                                         Fixed Income, The Global Fixed Income and The International Fixed
                                                         Income Portfolios are subject to transaction costs risk to the extent that their respective objectives and policies permit them to invest, and they actually do invest, in foreign securities. We strive to monitor transaction costs and to choose an efficient trading strategy for the Portfolios.

-------------------------------------------------------- -------------------------------------------------------------------

Management of the Fund

Trustees

The business and affairs of the Fund and its Portfolios are managed under the direction of the Fund's Board of Trustees. See the Fund's Statement of Additional Information for additional information about the Fund's officers and trustees.

Fund Officers and Portfolio Managers

Robert Akester
Senior Portfolio Manager - Delaware International Advisers Ltd. (The Emerging Markets Portfolio) Prior to joining Delaware International Advisers Ltd. (Delaware International) in 1996, Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment. Mr. Akester has managed The Emerging Markets Portfolio since its inception.

Damon J. Andres
Vice President/Portfolio Manager - The Real Estate Investment Trust Portfolios Mr. Andres earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA charterholder. Mr. Andres has been on The Real Estate Investment Trust Portfolios' management team since 1997.

Robert L. Arnold
Senior Vice President/Senior Portfolio Manager - The Global Equity Portfolio
Mr. Arnold holds a BS from Carnegie Mellon University and earned an MBA from the University of Chicago. Before acting as a portfolio manager at Delaware Investments, he was a financial analyst focusing on the financial services industry, including banks, thrifts, insurance companies and consumer finance companies. Prior to joining Delaware Investments in March 1992, he was a planning analyst with Chemical Bank in New York. He began his investment career as a management consultant with Arthur Young in Philadelphia. Delaware Management Company (Delaware) acts as sub-advisor to The Global Equity Portfolio, managing the U.S. securities portion of the Portfolio. In that capacity, Mr. Arnold furnishes investment recommendations, asset allocation advice, research and other services with respect to U.S. securities. Mr. Arnold has managed the U.S. component of The Global Equity Portfolio since its inception.

Fiona A. Barwick
Senior Portfolio Manager - Delaware International Advisers Ltd. (The International Equity Portfolio and The International Large-Cap Equity Portfolio) Ms. Barwick is a graduate of University College, London. She joined Delaware International in the Spring of 1993 to cover the Pacific Basin markets. Prior to joining Delaware International, she spent three years at Touche Remnant & Co. in London as an assistant portfolio manager and research analyst. Ms. Barwick has managed The International Equity Portfolio since October 1999 and The International Large-Cap Equity Portfolio since January 2001.


Marshall T. Bassett
Senior Vice President/Portfolio Manager - The Small-Cap Growth Equity Portfolio and The Small-Cap Growth II Equity Portfolio
Before joining Delaware Investments in 1997, Mr. Bassett served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University. Mr. Basset has managed The Small-Cap Growth Equity Portfolio since January 2000 and The Small-Cap Growth II Equity Portfolio since its inception.

Joanna Bates
Senior Portfolio Manager - Delaware International Advisers Ltd. (The Global Fixed Income Portfolio and The International Fixed Income Portfolio)
Ms. Bates is a graduate of London University. She joined the Fixed Income team at Delaware International in June 1997. Prior to that, she was Associate Director, Fixed Interest at Hill Samuel Investment Management which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates has managed The Global Fixed Income Portfolio and The International Fixed Income Portfolio since July 1999.

Christopher S. Beck
Senior Vice President/Senior Portfolio Manager - The Small-Cap Value Equity Portfolio
Mr. Beck began his career in the investment business with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company. He holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has managed The Small-Cap Value Equity Portfolio since its inception.

Nigel Bliss
Portfolio Manager - Delaware International Advisers Ltd. (The Labor Select International Equity Portfolio)
Mr. Bliss is a graduate of the Victoria University of Manchester. He commenced his career at Cazenove & Co. He joined Delaware International in July 1995. He is an associate of the Institute of Investment Management & Research. Mr. Bliss has managed The Labor Select International Equity Portfolio since October 1, 2002.


Stephen R. Cianci
Vice President/Senior Portfolio Manager - The Intermediate Fixed Income Portfolio and The Core Plus Fixed Income Portfolio
Mr. Cianci holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder. Mr. Cianci has managed The Intermediate Fixed Income Portfolio and The Core Fixed Income Portfolio since February 2001 and The Core Plus Fixed Income Portfolio since its inception.


George E. Deming
Senior Vice President/Senior Portfolio Manager - The Large-Cap Value Equity Portfolio
Mr. Deming received a BA in Economics and Political Science from the University of Vermont and an MA in International Affairs from the University of Pennsylvania. Prior to joining Delaware Investments in 1978, he was responsible for portfolio management and institutional sales at White, Weld & Co., Inc. He is a member of the Financial Analysts of Philadelphia. Mr. Deming has managed The Large-Cap Value Equity Portfolio since its inception.

Elizabeth A. Desmond
Director/Senior Portfolio Manager/Regional Research Director - Delaware International Advisers Ltd. (The International Equity Portfolio, The Global Equity Portfolio and The International Large-Cap Equity Portfolio)
Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware International in the Spring of 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Management Ltd. Ms. Desmond is a CFA charterholder. Ms. Desmond has managed The International Large-Cap Equity Portfolio and the foreign securities component of The Global Equity Portfolio since their respective dates of inception and The International Equity Portfolio since October 1999.


Gerald S. Frey
Managing Director/Chief Investment Officer, Growth Investing - The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio, The All-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio
Mr. Frey holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. He has approximately 21 years' experience in the money management business. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has managed The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio, The All-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio since their respective dates of inception and The Mid-Cap Growth Equity Portfolio since June 1996.


Clive A. Gillmore
Deputy Managing Director/Senior Portfolio Manager - Delaware International Advisers Ltd. (The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio and The International Small-Cap Portfolio)
A graduate of the University of Warwick, England, and the London Business School Investment Program, Mr. Gillmore joined Delaware International in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Prior to that, Mr. Gillmore was an analyst and portfolio manager for Legal and General Investment in the United Kingdom. Mr. Gillmore has managed The Labor Select International Equity Portfolio and The Emerging Markets Portfolio since their respective dates of inception, The International Equity Portfolio since March 1999 and The International Small-Cap Portfolio since May 2000.


Paul Grillo
Vice President/Senior Portfolio Manager - The Intermediate Fixed Income Portfolio and The Core Plus Fixed Income Portfolio
Mr. Grillo holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. Mr. Grillo has managed The Intermediate Fixed Income Portfolio since February 2001 and The Core Plus Fixed Income Portfolio since its inception.


John A. Heffern
Senior Vice President/Portfolio Manager - The Mid-Cap Growth Equity Portfolio Mr. Heffern earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons. Mr. Heffern has managed The Mid-Cap Growth Equity Portfolio since January 2000.

Francis J. Houghton, Jr.
Vice President/Senior Portfolio Manager - The Large-Cap Growth Equity Portfolio Mr. Houghton joined Delaware Investments in March 2000 as a result of the consolidation of Lynch & Mayer, Inc. into Delaware Investments. Mr. Houghton had been with Lynch & Mayer since 1990. Prior to joining Lynch & Mayer, Mr. Houghton was Chairman of BMI Capital from 1984 to 1990, a Portfolio Manager at Neuberger & Berman from 1977 to 1984 and a Partner at Oppenheimer & Co., Inc. from 1969 to 1977. Mr. Houghton received a BBA from Manhattan College and attended New York University Graduate School of Business Administration. Mr. Houghton has managed The Large-Cap Growth Equity Portfolio since its inception.

John Kirk
Director/Senior Portfolio Manager - Delaware International Advisers Ltd. (The Global Fixed Income Portfolio and The International Fixed Income Portfolio)
Mr. Kirk is a graduate of the University of Wales and received an M.A. in Operations Research from Lancaster University. Prior to joining Delaware International in September of 1998, he was responsible for European and Asian Fixed Income at Royal Bank of Canada in London, and had global responsibility for credit and risk management. He started his career at Ford Motor Company as a member of their operations research group. Mr. Kirk has managed The Global Fixed Income Portfolio and The International Fixed Income Portfolio since July 1999.

Ormala Krishnan
Portfolio Manager - Delaware International Advisers Ltd. (The International Small-Cap Portfolio)
Ms. Krishnan received a BSc (Mathematics) from the National University of Singapore and an MSc (Actuarial Science) from City University, London. Before joining Delaware International in 2000, she was an investment consultant with William M. Mercer, London. In 1993, she began her investment career with Koeneman Capital Management, Singapore (acquired by DBS Asset Management in
1998), building quantitative investment models before becoming a portfolio manager with country responsibilities for Japan, Thailand and Indonesia equity markets. Currently, she is pursuing a PhD in Investment & Finance with City University Business School, London. Ms. Krishnan has managed The International Small-Cap Portfolio since January 2003.


Emma R.E. Lewis
Senior Portfolio Manager - Delaware International Advisers Ltd. (The Global Equity Portfolio and The Labor Select International Equity Portfolio)
Ms. Lewis is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Delaware International in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the Institute of Investment Management & Research. Ms. Lewis has managed The Global Equity Portfolio and The Labor Select International Equity Portfolio since October 2000.


Nigel G. May
Director/Senior Portfolio Manager/Regional Research Director - Delaware International Advisers Ltd. (The International Equity Portfolio and The International Large-Cap Equity Portfolio)
Mr. May is a graduate of Sidney Sussex College, Cambridge. Prior to joining Delaware International in 1991, he had been with Hill Samuel Investment Management Group for five years. Mr. May has managed The International Large-Cap Equity Portfolio since its inception and The International Equity Portfolio since January 2001.

Christopher A. Moth
Director/Senior Portfolio Manager/Chief Investment Officer, Global Fixed Income & Currency - Delaware International Advisers Ltd. (The Global Fixed Income Portfolio and The International Fixed Income Portfolio)
Mr. Moth is a graduate of The City University London. He joined Delaware International in 1992, having previously worked at Guardian Royal Exchange in an actuarial capacity, where he was responsible for quantitative models and projections. Mr. Moth has been awarded the Certificate in Finance and Investment from the Institute of Actuaries in London. Mr. Moth has managed The Global Fixed Income Portfolio and The International Fixed Income Portfolio since July 1999.

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Timothy L. Rabe
Senior Vice President/Portfolio Manager - The Core Plus Fixed Income Portfolio and The High-Yield Bond Portfolio
Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, Mr. Rabe worked as a tax analyst for The Northern Trust Company. Mr. Rabe is a CFA charterholder. Mr. Rabe has been participating in the management of The Core Plus Fixed Income Portfolio since its inception and has managed The High-Yield Bond Portfolio since July 2002.

Upender V. Rao
Senior Vice President/Senior Portfolio Manager - The Core Plus Fixed Income Portfolio
Mr. Rao received his MBA from the University of Michigan and his undergraduate degree in engineering from Indian Institute of Technology, Madras, India. Prior to joining Delaware Investments in 2000, Mr. Rao served as head of emerging markets research and trading at Conseco Capital Management. Previous to his role in emerging markets, Mr. Rao was the head of all energy and basic industry research. Mr. Rao is a CFA charterholder. Mr. Rao has been participating in the management of The Core Plus Fixed Income Portfolio since its inception.

David G. Tilles
Managing Director/Chief Executive Officer/Chief Investment Officer - Delaware International Advisers Ltd.
Mr. Tilles was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International was Chief Investment Officer of Hill Samuel Investment Management Ltd.



Investment Advisors


Delaware Management Company ("Delaware"), a series of Delaware Management Business Trust, furnishes investment advisory services to The Large-Cap Value Equity, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The High-Yield Bond and The Core Plus Fixed Income Portfolios and furnishes sub-investment advisory services to The Global Equity Portfolio related to the U.S. securities portion of that Portfolio. Delaware and its predecessors have been managing the funds in Delaware Investments since 1938.


Delaware International Advisers Ltd. ("Delaware International"), an affiliate of Delaware, furnishes investment advisory services to The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios. Delaware International commenced operations as a registered investment advisor in December 1990.

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


Delaware has entered into Investment Advisory Agreements with the Fund on behalf of The Large-Cap Value Equity, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The High-Yield Bond and The Core Plus Fixed Income Portfolios. Delaware International has entered into Investment Advisory Agreements with the Fund on behalf of The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios. Delaware International has entered into a Sub-Advisory Agreement with Delaware on behalf of The Global Equity Portfolio. Under these Agreements, Delaware and Delaware International, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of the respective Portfolios, manage the investment and reinvestment of the assets of the Portfolios with which they have agreements. In this regard, it is their responsibility to make investment decisions for the respective Portfolios. The investment advisor and sub-advisor, where applicable, were paid an aggregate fee for the last fiscal year for which data are available (as a percentage of average daily net assets) as follows:







                              Investment Management
                Fees Paid After Voluntary or Contractual Waivers
                   For the Fiscal Year Ended October 31, 2002

Portfolio


The Large-Cap Value Equity Portfolio                          0.48%
The Large-Cap Growth Equity Portfolio                         none
The Focused Value Portfolio                                   0.79%
The Mid-Cap Growth Equity Portfolio                           0.27%
The Small-Cap Value Equity Portfolio                          0.63%
The Small-Cap Growth Equity Portfolio                         0.73%
The Small-Cap Growth II Equity Portfolio                      0.75%*
The Real Estate Investment Trust Portfolio                    0.75%
The Real Estate Investment Trust Portfolio II                 0.68%
The Global Equity Portfolio                                   0.63%
The International Equity Portfolio                            0.75%
The Labor Select International Equity Portfolio               0.75%
The Emerging Markets Portfolio                                1.00%
The International Small-Cap Portfolio                         0.94%
The International Large-Cap Equity Portfolio                  0.67%
The All-Cap Growth Equity Portfolio                           0.64%
The Intermediate Fixed Income Portfolio                       0.25%
The Core Fixed Income Portfolio                               0.05%
The High-Yield Bond Portfolio                                 0.16%
The Core Plus Fixed Income Portfolio                          0.43%*
The Global Fixed Income Portfolio                             0.44%
The International Fixed Income Portfolio                      0.43%

* These Portfolios have not been operating for a full fiscal year or have not yet commenced operations. The fee stated above is the fee that the investment advisor is entitled to receive under its Investment Management Agreement with the Portfolio.


Delaware is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). DMH, Delaware and Delaware International are indirect, wholly-owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation ("Lincoln National"). Delaware and Delaware International may be deemed to be affiliated persons under the 1940 Act, as the two companies are each under the ultimate control of Lincoln National. Lincoln National, with headquarters in Philadelphia, Pennsylvania is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware's address is 2005 Market Street, Philadelphia, PA 19103-7094. Delaware International's address is 3rd Floor, 80 Cheapside, London, England EC2V 6EE.

From time to time, certain institutional separate accounts advised by Delaware International or by other series of Delaware Management Business Trust, may invest in the Fund's Portfolios. The Portfolios may experience relatively large investments or redemptions as a result of the institutional separate accounts either purchasing or redeeming the Portfolios' shares. These transactions may affect the Portfolios, since Portfolios that experience redemptions may be required to sell portfolio securities, and Portfolios that receive additional cash will need to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent the Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. Delaware and Delaware International, representing the interests of the Portfolios, are committed to minimizing the impact of such transactions on the Portfolios. In addition, the advisors to the institutional separate accounts are also committed to minimizing the impact on the Portfolios to the extent it is consistent with pursuing the investment objectives of the institutional separate accounts.

If permitted under applicable law, in cases where a shareholder of any of the Portfolios has an investment counseling relationship with Delaware, Delaware International or their affiliates or related entities, Delaware or Delaware International may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro-rata advisory fees paid by the respective Portfolio. This procedure would be utilized with clients having contractual relationships based on total assets managed by Delaware, Delaware International or their affiliates or related entities to avoid situations where excess advisory fees might be paid to Delaware or Delaware International. In no event should a client pay higher total advisory fees as a result of the client's investment in a Portfolio.

Administrator

Delaware Service Company, Inc. ("DSC"), an affiliate of Delaware and an indirect, wholly-owned subsidiary of DMH, provides the Fund with administrative services pursuant to the Amended and Restated Shareholders Services Agreement with the Fund on behalf of the Portfolios. The services provided under the Amended and Restated Shareholders Services Agreement are subject to the supervision of the officers and trustees of the Fund, and include day-to-day administration of matters related to the legal existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian Bank, and assistance in the preparation of the Fund's registration statements under Federal and State laws. The Amended and Restated Shareholders Services Agreement also provides that DSC will provide the Fund with dividend disbursing and transfer agent services. DSC is located at 2005 Market Street, Philadelphia, PA 19103-7094. For its services under the Amended and Restated Shareholders Services Agreement, the Fund pays DSC an annual asset based fee, payable monthly, and allocated among the Portfolios of the Fund based on the relative percentage of assets of each Portfolio. DSC also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement.

Distributor

Delaware Distributors, L.P. ("DDLP"), 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Distributor of the shares of the Fund's Portfolios. Under its Distribution Agreements with the Fund on behalf of each Portfolio, DDLP sells shares of the Fund upon the terms and at the current offering price described in this Prospectus. DDLP is not obligated to sell any certain number of shares of the Fund. DDLP is an indirect, wholly owned subsidiary of DMH.

Custodian Bank


The JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for each Portfolio, except The Core Plus Fixed Income Portfolio and The Small-Cap Growth II Equity Portfolio. Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA 15258, serves as custodian for The Core Plus Fixed Income Portfolio and The Small-Cap Growth II Equity Portfolio.


Independent Auditors

Ernst & Young LLP, 2001 Market Street, Suite 4000, Philadelphia, PA 19103, serves as independent auditors for the Fund and for the Foundation Funds.


                              SHAREHOLDER SERVICES

Special Reports and Other Services. The Fund will provide client shareholders with the following information:

o    Audited annual financial reports.

o    Unaudited semi-annual financial reports.

o Detailed monthly appraisal of the status of their account and a complete review of portfolio assets, performance results and other pertinent data.

In addition, the investment advisors may conduct periodic personal reviews with each client shareholder, with interim telephone updates and other communication, as appropriate.

The Fund's dedicated telephone number, 800 231-8002, is available for shareholder inquiries during normal business hours. You may also obtain the net asset values for the Portfolios by calling this number. Written correspondence should be addressed to:

                                    Delaware Pooled Trust
                                    2005 Market Street
                                    Philadelphia, PA 19103-7094
                                    Attention: Client Services

Exchange Privilege

Each Portfolio's shares may be exchanged for shares of the other Portfolios or the institutional class shares of the other funds in the Delaware Investments family of funds based on the respective net asset values of the shares involved and as long as a Portfolio's minimum is satisfied. There are no minimum purchase requirements for the institutional class shares of the other Delaware Investments funds, but certain eligibility requirements must be satisfied. An exchange would be considered a taxable event in instances where an institutional shareholder is subject to tax. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence. The Fund reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days' written notice to client shareholders.

With respect to exchanges involving The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio, an investor will be assessed a purchase reimbursement fee by the respective Portfolio when exchanging from another Portfolio into The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio and a shareholder of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio will be assessed a redemption reimbursement fee by the respective Portfolio when exchanging out of such Portfolio into another Portfolio. See "Redemption of Shares" and "Purpose of Reimbursement Fees."

Please call the Fund for further information on how to exchange shares of the Fund.


                             HOW TO PURCHASE SHARES

Shares of each Portfolio described in this Prospectus are offered directly to institutions and high net-worth individual investors at net asset value with no sales commissions or 12b-1 charges. Shares of The International Equity Portfolio offered through this Prospectus are not available to defined contribution plans. Such plans may be eligible to purchase shares of the "P" Class of The International Equity Portfolio, which are offered through a separate Prospectus. Sales of shares of The Real Estate Investment Trust Portfolio are closed to new investors.

Minimum Investments. The minimum investment is $1,000,000 and there are no minimums for subsequent investments in a Portfolio where the minimum initial investment has been satisfied.

Purchase Price. You may buy shares at the Portfolio's net asset value per share
(NAV), which is calculated as of the close of the New York Stock Exchange's
(NYSE) regular trading hours (ordinarily 4:00 P.M. Eastern Time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Except in the case of in-kind purchases, an order will be accepted by the Fund after (1) the Fund is notified by telephone of your purchase order and (2) Federal Funds, or a check in good order, have been delivered to the Fund's agent. If notice is given or Federal Funds are delivered after that time, the purchase order will be priced at the close of the NYSE on the following business day.

Purchase Reimbursement Fee. In the case of The Emerging Markets, The Global Equity, The International Small-Cap and The International Large-Cap Equity Portfolios, there is a purchase reimbursement fee that applies to all purchases, including purchases made in an exchange from one Portfolio to another under the exchange privilege or otherwise. That fee, which is paid by investors to the relevant Portfolios, equals 0.75% of the dollar amount invested for The Emerging Markets Portfolio, 0.40% of the dollar amount invested for The Global Equity Portfolio, 0.55% of the dollar amount invested for The International Small-Cap Portfolio and 0.45% of the dollar amount invested for The International Large-Cap Equity Portfolio. This purchase reimbursement fee is deducted automatically from the amount invested; it cannot be paid separately. The fee does not apply to investments in the Portfolios that are made by contributions of securities in-kind or reinvestments of dividends or other distributions. See "Purpose of Reimbursement Fees" and "Redemption of Shares" below.

In-Kind Purchases. Eligible investors in The International Equity Portfolio may, under certain circumstances, be required to make their investments in the Portfolio pursuant to instructions of the Fund, by a contribution of securities in-kind to the Portfolio or by following another procedure that will have the same economic effect as an in-kind purchase. In either case, such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. Eligible investors in The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio may elect to pay the purchase reimbursement fee or, with the agreement of the Portfolio's advisor, to invest by a contribution in-kind in securities or by following another procedure that would have the same economic effect as an in-kind purchase, including the procedure described below. At such time as the Fund receives appropriate regulatory approvals to do so in the future, under certain circumstances, the Fund may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with Delaware International or an affiliate of Delaware to make investments in any of the Fund's Portfolios by a contribution of securities in-kind to such Portfolios.

Institutions proposing to invest an amount which at the time they telephone the Fund would constitute 5% or more of the assets of The International Equity Portfolio will, under normal circumstances, be required to make purchases by tendering securities in which the Portfolio otherwise would invest or, by following another procedure that will have the same economic effect as an in-kind purchase. In either case, an investor that is required to purchase shares pursuant to those procedures will be required to pay the brokerage or other transaction costs of acquiring the subject securities. Prospective investors will be notified when they telephone the Fund whether their investment must be made in-kind or by such other procedure and, if in-kind, what securities must be tendered.

The purchase price per share for investors purchasing shares by an in-kind procedure shall be the NAV next determined after acceptance by the Portfolio of the investor's purchase order. Investors wishing to make an investment by a contribution of securities in-kind should contact the Fund to determine whether the Portfolio's advisor will agree to accept the investor's proposed in-kind contribution and, if so, to make appropriate arrangements to settle the transaction. The assets provided to the Portfolio pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate the Portfolio's NAV. See "Valuation of Shares." Investors in The International Equity Portfolio required to follow these procedures and those proposing to invest in The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio electing to do so should contact the Fund at 800 231-8002 for further information.

How to Purchase Shares By Federal Funds Wire

Purchases of shares of a Portfolio may be made by having your bank wire Federal Funds to Bank of New York as described below. In order to ensure prompt receipt of your Federal Funds Wire and processing of your purchase order, it is important that the following steps be taken:

o First, telephone the Fund at 800 231-8002 and provide us with the account name, address, telephone number, Tax Identification Number, the Portfolio(s) selected, the amount being wired and by which bank and which specific branch, if applicable. We will provide you with a Fund account number.

o Second, instruct your bank to wire the specified amount of Federal Funds to Bank of New York, ABA #021000018, Bank Account #8900403748. The funds should be sent to the attention of Delaware Pooled Trust (be sure to have your bank include the name of the Portfolio(s) selected, the account number assigned to you and your account name). Federal Funds purchase orders will be accepted only on a day on which the Fund, the NYSE, Bank of New York and the Fund's custodians are open for business.

o    Third, complete the Account Registration Form and mail it to:

                                            Delaware Pooled Trust
                                            2005 Market Street
                                            Philadelphia, PA 19103-7094
                                            Attn: Client Services

How to Purchase Shares By Mail

Purchases of shares of a Portfolio may also be made by mailing a check payable to the specific Portfolio selected to the above address. Please be sure to complete an Account Registration Form and deliver it along with your check.

Additional Investments

You may add to your shareholder account at any time and in any amount. Procedures are the same as those followed for a new account:

o    First, notify the Fund of your impending purchase by calling us at 800
     231-8002.

o Then be sure that your bank follows the same procedures as described above with respect to the wiring of Federal Funds to Bank of New York or delivery of a check by mail.


                              REDEMPTION OF SHARES

You may withdraw all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance with the instructions provided below. For redemptions of shares of The Emerging Markets Portfolio, a redemption reimbursement fee equal to 0.75% of the amount redeemed is deducted automatically and paid to the Portfolio; for The Global Equity Portfolio, the redemption reimbursement fee paid to the Portfolio is equal to 0.30% of the amount redeemed; for The International Small-Cap Portfolio, the redemption reimbursement fee paid to the Portfolio is equal to 0.45% of the amount redeemed; and for The International Large-Cap Equity Portfolio, the redemption reimbursement fee paid to the Portfolio is equal to 0.35% of the amount redeemed.

The proceeds of any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio. Shares of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio, The International Large-Cap Equity Portfolio and The Emerging Markets Portfolio may, under certain circumstances, be required to be redeemed in-kind in portfolio securities, as noted below.

By Mail or Fax Message

Each Portfolio will redeem its shares at the NAV next determined on the date the request is received in "good order." "Good order" for purposes of mail or facsimile message redemptions means that the request to redeem must include the following documentation:

o A letter of instruction specifying the number of shares or dollar amount to be redeemed signed by the appropriate corporate or organizational officer(s) exactly as it appears on the Account Registration Form.

o If you wish to change the name of the commercial bank or account designation to receive the redemption proceeds as provided in the Account Registration Form, a separate written request must be submitted to the Fund at the address listed below. Under certain circumstances, the Fund may require that a signature guarantee accompany your request. Copies of the request must be sent to both the current commercial bank and the new designee bank. Prior to redemption, the Fund will telephonically confirm the change with both the current and the new designee banks. Further clarification of these procedures can be obtained by calling the Fund.


                                         Send your requests to:
                                         Delaware Pooled Trust
                                         Attn: Client Services
                                         2005 Market Street
                                         Philadelphia, PA 19103-7094
                                         Fax #215 255-1162

Please call the Fund at 800 231-8002 to inform Client Services of your intent to send a facsimile message.


By Telephone

o If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can request a redemption of your shares by calling the Fund at 800 231-8002 and requesting the redemption proceeds be wired to the commercial bank or account designation identified on the Account Registration Form.

o Shares cannot be redeemed by telephone if stock certificates are held for those shares or, in the case of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The International Small-Cap Portfolio, The Global Equity Portfolio, The International Large-Cap Equity Portfolio or The Emerging Markets Portfolio, in instances when the special in-kind redemption procedures are triggered, as described below. Please contact the Fund for further details.

o Redemption requests will be priced at the NAV next determined after the request is received.

o The Fund will provide written confirmation for all purchase, exchange and redemption transactions initiated by telephone.

o To change the name of the commercial bank or account designated to receive the redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account designation must be signed by the appropriate person(s) authorized to act on behalf of the shareholder. Under certain circumstances, the Fund may require that a signature guarantee accompany your request.

o In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or facsimile message, pursuant to the procedures described above.

o The Fund's telephone redemption privileges and procedures may be modified or terminated by the Fund only upon written notice to the Fund's client shareholders.

With respect to such telephone transactions, the Fund will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine as, if it does not, the Fund or Delaware Service Company, Inc. may be liable for any losses due to unauthorized or fraudulent transactions. Neither the Fund, the Portfolios nor the Fund's transfer agent, Delaware Service Company, Inc., is responsible for any losses incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine.

Redemptions In-Kind or Similar Procedures for The International Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Global Equity, The International Small-Cap, The International Large-Cap Equity and The Emerging Markets Portfolios.
Institutions proposing to redeem an amount which, at the time they notify the Fund of their intention to redeem (as described below), would constitute 5% or more of the assets of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The International Small-Cap Portfolio, The Global Equity Portfolio, The International Large-Cap Equity Portfolio or The Emerging Markets Portfolio will, under normal circumstances, and if applicable law permits, be required to accept their redemption proceeds in-kind in Portfolio securities, unless they elect another procedure which will have the same economic effect as an in-kind redemption. In either case, an investor that is required to redeem shares pursuant to this election will bear the brokerage or other transaction costs of selling the Portfolio securities representing the value of their redeemed shares. If a redemption of shares of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio is made in-kind, the redemption reimbursement fee that is otherwise applicable will not be assessed. Investors in these Portfolios should contact the Fund at 800 231-8002 for further information.

Eligible investors who have an existing investment counseling relationship with Delaware or Delaware International, or their affiliates, will not be subject to the Fund's in-kind redemption requirements until such time as the Fund receives appropriate regulatory approvals to permit such redemptions for the account of such eligible investors.

Important Redemption Information. Because the Fund's shares are sold to institutions and high net-worth individual investors with a relatively high investment minimum, Fund shareholders likely will hold a significant number of Fund shares. For this reason, the Fund requests that shareholders proposing to make a large redemption order give the Fund at least ten days advance notice of any such order. This request can easily be satisfied by calling the Fund at 800 231-8002, and giving notification of your future intentions.

Once a formal redemption order is received, the Fund, in the case of redemptions to be made in cash, normally will make payment for all shares redeemed under this procedure within three business days of receipt of the order. In no event, however, will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission ("Commission").

With respect to The International Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The International Small-Cap, The Global Equity, The International Large-Cap Equity and The Emerging Markets Portfolios, as noted above, or if the Fund otherwise determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of Portfolio securities so received in payment of redemptions.

Due to the relatively high cost of maintaining shareholder accounts, the Fund reserves the right to redeem shares in a Portfolio if the value of your holdings in that Portfolio is below $500,000. The Fund, however, will not redeem shares based solely upon market reductions in net asset value. If the Fund intends to take such action, a shareholder would be notified and given 90 days to make an additional investment before the redemption is processed.

Purpose of Reimbursement Fees for The Emerging Markets, The Global Equity, The International Small-Cap and The International Large-Cap Equity Portfolios. The purchase and redemption transaction fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio (and, indirectly, such Portfolio's existing shareholders) would have to bear such costs. These costs include: (1) brokerage costs; (2) market impact costs, i.e., the increase in market prices which may result when a Portfolio purchases or sells thinly traded stocks; and
(3) the effect of the "bid-asked" spread in international markets.

The fees represent the investment advisor's estimate of the brokerage and other transaction costs incurred by a Portfolio in purchasing and selling portfolio securities, especially international stocks. Without the fee, a Portfolio would incur these costs directly, resulting in reduced investment performance for all its shareholders. With the fee, the transaction costs of purchasing and selling stocks are borne not by all existing shareholders, but only by those investors making transactions. Also, when a portfolio acquires securities of companies in emerging markets, transaction costs incurred when purchasing or selling stocks are extremely high. There are three components of transaction costs - brokerage fees, the difference between the bid/asked spread and market impact. Each one of these factors is significantly more expensive in emerging market countries than in the United States, because of less competition among brokers, lower utilization of technology on the part of the exchanges and brokers, the lack of derivative instruments and generally less liquid markets. Consequently, brokerage commissions are high, bid/asked spreads are wide, and the market impact is significant in those markets. In addition to these customary costs, most foreign countries have exchange fees or stamp taxes.





                               VALUATION OF SHARES

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is generally any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine a Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


The Intermediate Fixed Income Portfolio expects to declare dividends daily and distribute them monthly. The High-Yield Bond Portfolio expects to declare dividends monthly and distribute them monthly. The Large-Cap Value Equity, The Labor Select International Equity and The Real Estate Investment Trust Portfolios expect to declare and distribute dividends quarterly. The Global Fixed Income, The International Fixed Income, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Global Equity, The International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity and The Core Plus Fixed Income Portfolios and The Real Estate Investment Trust Portfolio II expect to declare and distribute all of their net investment income, if any, to shareholders as dividends annually.


Net capital gains, if any, will be distributed annually. Unless a shareholder elects to receive dividends and capital gains distributions in cash, all dividends and capital gains distributions will be automatically paid in additional shares at net asset value of the Portfolio.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, each Portfolio may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by a Portfolio and received by shareholders on the earlier of the date paid or December 31 of the prior year.



                                      TAXES

General

Each Portfolio intends to distribute substantially all of its net investment income and net capital gains. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. For corporate investors, dividends paid by the equity oriented portfolios, with the exception of The Real Estate Investment Trust, The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Emerging Markets and The International Small-Cap Portfolios, from net investment income will generally qualify, in part, for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by a Portfolio from domestic (U.S.) sources.

Distributions paid by a Portfolio from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in a Portfolio. The Portfolios do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund). Any loss incurred on the sale or exchange of the shares of a Portfolio, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Additionally, the Fund is required to withhold 31% of taxable dividend capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

Foreign Taxes

Each of The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Global Equity, The Emerging Markets and The International Small-Cap Portfolios may elect to "pass-through" to its shareholders the amount of foreign income taxes paid by such Portfolio. A Portfolio will make such an election only if it deems it to be in the best interests of its shareholders. If this election is made, shareholders of a Portfolio will be required to include in their gross income their pro-rata share of foreign taxes paid by the Portfolio. However, shareholders will be able to treat their pro-rata share of foreign taxes as either an itemized deduction or a foreign tax credit (but not both) against U.S. income taxes on their tax return.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisors concerning the federal, state, local or foreign tax consequences of an investment in the Fund. Additional information on tax matters is included in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand a Portfolio's financial performance. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio, assuming the reinvestment of all dividends and distributions. All "per share" information reflects financial results for a single Portfolio share. This information for each of the fiscal years ended October 31 presented below have been audited by Ernst & Young LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual reports, which are available upon request by calling 800 231-8002.


                                                                                              The Large-Cap Value Equity Portfolio
----------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                         Ended                                                          Year Ended
                                                    4/30/03(3)                                                               10/31
                                                   (Unaudited)         2002         2001          2000          1999          1998
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    12.600      $13.950      $15.370       $16.260       $17.780      $18.530

Income (loss) from investment operations:
Net investment income(1)                                 0.137        0.239        0.247         0.267         0.311        0.308
Net realized and unrealized gain (loss)
     on investments                                      0.595       (1.334)      (1.364)        0.592         0.629        2.022
                                                       -------      -------      -------       -------       -------      -------
Total from investment operations                         0.732       (1.095)      (1.117)        0.859         0.940        2.330
                                                       -------      -------      -------       -------       -------      -------

Less dividends and distributions from:
Net investment income                                   (0.162)      (0.255)      (0.303)       (0.310)       (0.320)      (0.380)
Net realized gain on investments                            --           --           --        (1.439)       (2.140)      (2.700)
                                                       -------      -------      -------       -------       -------      -------
Total dividends and distributions                       (0.162)      (0.255)      (0.303)       (1.749)       (2.460)      (3.080)
                                                       -------      -------      -------       -------       -------      -------

Net asset value, end of period                         $13.170      $12.600      $13.950       $15.370       $16.260      $17.780
                                                       =======      =======      =======       =======       =======      =======

Total return(2)                                          5.86%       (8.05%)      (7.35%)        6.42%         5.43%       13.50%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                $34,941      $49,224      $60,788       $82,882      $141,410     $117,858
Ratio of expenses to average net assets                  0.66%        0.62%        0.67%         0.68%         0.64%        0.68%
Ratio of expenses to average net assets                  1.00%
     prior to expense limitation
     and expenses paid indirectly                                     0.69%        0.84%         0.75%         0.64%        0.71%
Ratio of net investment income to                        2.20%
     average net assets                                               1.66%        1.61%         1.89%         1.84%        1.91%
Ratio of net investment income to                        1.86%
     average net assets prior to expense
     limitation and expenses paid indirectly                          1.59%        1.44%         1.82%         1.84%        1.88%
Portfolio turnover                                         63%          95%         113%           56%           96%          85%

-------------------------------
(1) The average shares outstanding method has been applied for per share information for the years ended October 31, 2002, 2001 and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return assumes reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(3) Ratios and portfolio turnover have been annualized and total return has not been annualized

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             The Large-Cap Growth Equity Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Six Months
                                                                                               Ended                    Year Ended
                                                                                          4/30/03(5)                         10/31
                                                                                         (Unaudited)          2002         2001(1)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                          $3.930        $5.080          $8.500

Income (loss) from investment operations:
Net investment income(2)                                                                       0.004         0.004           0.034
Net realized and unrealized loss on investments                                                0.231        (1.132)         (3.438)
                                                                                              ------        ------          ------
Total from investment operations                                                               0.235        (1.128)         (3.404)
                                                                                              ------        ------          ------
Less dividends and distributions from:
Net investment income                                                                         (0.005)       (0.022)         (0.016)
Net realized gain on investments                                                                   -             -               -
                                                                                              ------        ------          ------
Total dividends and distributions                                                             (0.005)       (0.022)         (0.016)
                                                                                              ------        ------          ------

Net asset value, end of period                                                                $4.160        $3.930          $5.080
                                                                                              ======        ======          ======

Total return(3)                                                                                5.99%       (22.33%)        (40.11%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                                         $985          $931          $1,199
Ratio of expenses to average net assets(4)                                                     0.80%         0.80%           0.80%
Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly                                                   1.99%         2.16%           2.59%
Ratio of net investment income to average net assets                                           0.21%         0.08%           0.53%
Ratio of net investment income (loss) to average net
     assets prior to expense limitation and expenses
     paid indirectly                                                                          (0.98%)       (1.28%)         (1.26%)
Portfolio turnover                                                                               90%          142%             68%
-----------------------------------------------------------------------------------------------------------------------------------

(1) The Large-Cap Growth Equity Portfolio commenced operations on October 31, 2000.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.82%.
(5) Ratios and portfolio turnover have been annualized and total return has not been annualized.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                            The Mid-Cap Growth Equity Portfolio
                                                     Six Months
                                                          Ended                                                      Year Ended
                                                     4/30/03(3)                                                           10/31
                                                    (Unaudited)        2002        2001        2000         1999           1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $2.450      $2.760     $12.390      $8.740       $7.460        $13.680

Income (loss) from investment operations:
Net investment income (loss) (1)                         (0.004)     (0.008)     (0.005)     (0.061)      (0.026)         0.011
Net realized and unrealized gain (loss)
     on investments                                       0.144      (0.302)     (3.196)      4.523        3.076          0.009
                                                         ------      ------      ------     -------       ------         ------
Total from investment operations                          0.140      (0.310)     (3.201)      4.462        3.050          0.020
                                                         ------      ------      ------     -------       ------         ------


Less dividends and distributions from:
Net investment income                                         -           -           -           -       (0.010)             -
Net realized gain on investments                              -           -      (6.260)     (0.812)      (1.760)        (6.240)
In excess of net realized gain on investments                --          --      (0.169)          -            -              -
                                                         ------      ------      ------     -------       ------         ------
Total dividends and distributions                            --          --      (6.429)     (0.812)      (1.770)        (6.240)
                                                         ------      ------      ------     -------       ------         ------

Net asset value, end of period                           $2.590      $2.450      $2.760     $12.390       $8.740         $7.460
                                                         ======      ======      ======     =======       ======         ======

Total return(2)                                           5.71%     (11.23%)    (41.66%)     53.86%       48.72%          1.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $2,451      $2,329      $2,655      $6,506       $6,949         $4,879
Ratio of expenses to average net assets                   0.93%       0.93%       0.94%       0.92%        0.93%          0.59%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                             1.09%       1.41%       1.28%       1.04%        1.04%          1.71%
Ratio of net investment income (loss) to
     average net assets                                  (0.30%)     (0.29%)     (0.12%)     (0.52%)      (0.34%)         0.13%
Ratio of net investment loss to
     average net assets prior to expense
     limitation and expenses paid indirectly             (0.46%)     (0.77%)     (0.46%)     (0.64%)      (0.46%)        (0.99%)
Portfolio turnover                                         128%        112%        133%        137%         129%           154%
--------------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information for the years ended October 31, 2002, 2001, 2000 and 1999.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              The Small-Cap Value Equity Portfolio

                                                     Six Months                                            Year
                                                          Ended                                           Ended         3/29/99(1)
                                                     4/30/03(5)                                           10/31            through
                                                    (Unaudited)          2002           2001               2000           10/31/99
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $9.730       $10.050         $9.230             $8.650             $8.500

Income from investment operations:
Net investment income(2)                                  0.025         0.057          0.089              0.106              0.063
Net realized and unrealized gain on investments           0.671         0.225          0.830              0.779              0.087
                                                         ------        ------        -------             ------             ------
Total from investment operations                          0.696         0.282          0.919              0.885              0.150
                                                         ------        ------        -------             ------             ------

Less dividends and distributions from:
Net investment income                                    (0.053)       (0.087)        (0.099)            (0.085)                 -
Net realized gain on investments                         (0.523)       (0.515)             -             (0.220)                 -
                                                         ------        ------        -------             ------             ------
Total dividends and distributions                        (0.576)       (0.602)        (0.099)            (0.305)                 -
                                                         ------        ------        -------             ------             ------

Net asset value, end of period                           $9.850        $9.730        $10.050             $9.230             $8.650
                                                         ======        ======        =======             ======             ======

Total return(3)                                           7.42%         2.55%         10.05%             10.72%              1.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $2,732        $2,542         $2,479             $2,254             $2,035
Ratio of expenses to average net assets(4)                0.89%         0.89%          0.89%              0.89%              0.89%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                             1.04%         1.01%          0.95%              1.24%              1.24%
Ratio of net investment income to
     average net assets                                   0.53%         0.53%          0.88%              1.23%              1.16%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly              0.38%         0.41%          0.82%              0.88%              0.80%
Portfolio turnover                                          32%           47%            72%                90%                37%
----------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2002, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.90%.
(5) Ratios and portfolio turnover have been annualized and total return has not been annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              The Small-Cap Growth Equity Portfolio

                                                  Six Months
                                                       Ended                                               Year Ended   9/15/98(1)
                                                  4/30/03(4)                                                    10/31      through
                                                 (Unaudited)            2002         2001          2000          1999     10/31/98
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $10.130         $11.240      $18.950       $14.190        $9.400       $8.500

Income (loss) from investment operations:
Net investment income (loss)(2)                       (0.020)         (0.047)      (0.034)       (0.028)        0.004        0.019
Net realized and unrealized gain (loss)
     on investments                                    0.890         (1.063)      (7.676)         6.358         4.811        0.881
                                                     -------        -------      -------        -------       -------       ------
Total from investment operations                       0.870         (1.110)      (7.710)         6.330         4.815        0.900
                                                     -------        -------      -------        -------       -------       ------

Less dividends and distributions from:
Net investment income                                      -              -            -              -        (0.025)           -
Net realized gain on investments                           -              -            -         (1.570)            -            -
                                                     -------        -------      -------        -------       -------       ------
Total dividends and distributions                          -              -            -         (1.570)       (0.025)           -
                                                     -------        -------      -------        -------       -------       ------

Net asset value, end of period                       $11.000        $10.130      $11.240        $18.950       $14.190       $9.400
                                                     =======        =======      =======        =======       =======       ======

Total return(3)                                        8.59%         (9.88%)     (40.69%)        47.57%        51.31%       10.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)              $51,399         $43,104      $35,572       $37,645        $6,181       $3,318
Ratio of expenses to average net assets                0.89%           0.88%        0.89%         0.85%         0.89%        0.89%
Ratio of expenses to average net assets
     prior to expense limitation
     and expenses paid indirectly                      0.92%           0.90%        0.92%         0.87%         1.19%        1.78%
Ratio of net investment income (loss)
     to average net assets                            (0.39%)         (0.41%)      (0.26%)       (0.15%)        0.03%        1.72%
Ratio of net investment income (loss)
     to average net assets prior to expense
     limitation and expenses paid indirectly          (0.42%)         (0.43%)      (0.29%)       (0.17%)       (0.28%)       0.83%
Portfolio turnover                                       41%             46%          67%           70%           92%          98%
------------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2002, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 The Real Estate Investment Trust Portfolio Class

                                                   Six Months                                                               Period
                                                        Ended                                             Year Ended   11/11/97(2)
                                                   4/30/03(4)                                                  10/31       through
                                                  (Unaudited)         2002          2001         2000           1999   10/31/98(3)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $14.180      $14.280       $13.470      $11.310        $12.990       $16.340

Income (loss) from investment operations:
Net investment income(3)                                0.231        0.555         0.625        0.596          0.545         1.134
Net realized and unrealized gain (loss)
     on investments                                     1.177        0.402         0.778        2.167         (0.807)       (2.769)
                                                      -------      -------       -------      -------        -------       -------
Total from investment operations                        1.408        0.957         1.403        2.763         (0.262)       (1.635)
                                                      -------      -------       -------      -------        -------       -------

Less dividends and distributions from:
Net investment income                                  (0.346)      (0.634)       (0.593)      (0.603)        (0.743)       (0.895)
Net realized gain on investments                       (0.352)      (0.423)            -            -         (0.675)       (0.820)
                                                      -------      -------       -------      -------        -------       -------
Total dividends and distributions                      (0.698)      (1.057)       (0.593)      (0.603)        (1.418)       (1.715)
                                                      -------      -------       -------      -------        -------       -------

Net asset value, end of period                        $14.890      $14.180       $14.280      $13.470        $11.310       $12.990
                                                      =======      =======       =======      =======        =======       =======

Total return(2)                                        10.19%        6.45%        10.59%       25.09%         (2.42%)      (11.17%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)               $20,775      $19,144       $29,000      $26,574        $21,580       $40,807
Ratio of expenses to average net assets                 1.15%        1.13%         1.04%        0.95%          0.95%         0.86%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                           1.23%        1.13%         1.10%        1.15%          1.18%         1.02%
Ratio of net investment income to
     average net assets                                 3.23%        3.64%         4.39%        4.77%          4.43%         4.56%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly            3.15%        3.64%         4.33%        4.57%          4.20%         4.40%
Portfolio turnover                                        55%          65%           61%          31%            48%           51%
------------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(3) The average shares outstanding method has been applied for per share information for the years ended October 31, 2002, 2001, 2000 and 1999.
(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       The Real Estate Investment Trust Portfolio II

                                                  Six Months
                                                       Ended                                             Year Ended      11/4/97(1)
                                                  4/30/03(4)                                                  10/31        through
                                                 (Unaudited)          2002         2001          2000          1999       10/31/98
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $17.320       $16.800      $15.680       $13.190       $14.230       $16.340

Income (loss) from investment operations:
Net investment income(2)                               0.335         0.765        0.845         0.592         0.687         0.749
Net realized and unrealized gain (loss)
     on investments                                    1.337         0.428        0.866         2.606        (0.957)       (2.739)
                                                     -------       -------      -------       -------       -------       -------
Total from investment operations                       1.672         1.193        1.711         3.198        (0.270)       (1.990)
                                                     -------       -------      -------       -------       -------       -------

Less dividends and distributions from:
Net investment income                                 (0.632)       (0.673)      (0.591)       (0.708)       (0.770)       (0.120)
Net realized gain on investments                           -             -            -             -             -             -
                                                     -------       -------      -------       -------       -------       -------
Total dividends and distributions                     (0.632)       (0.673)      (0.591)       (0.708)       (0.770)       (0.120)
                                                     -------       -------      -------       -------       -------       -------

Net asset value, end of period                       $18.360       $17.320      $16.800       $15.680       $13.190       $14.230
                                                     =======       =======      =======       =======       =======       =======

Total return(3)                                        9.87%         7.16%       11.07%        25.78%        (2.08%)      (12.27%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)              $32,571       $24,073       $9,990        $2,161        $4,452        $5,763
Ratio of expenses to average net assets                0.84%         0.86%        0.85%         0.86%         0.86%         0.86%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                          0.84%         0.93%        0.90%         1.45%         1.48%         1.43%
Ratio of net investment income to
     average net assets                                3.85%         4.15%        5.00%         4.27%         4.52%         5.34%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid
     indirectly                                        3.85%         4.08%        4.95%         3.68%         3.90%         4.77%
Portfolio turnover                                       49%           61%          65%           32%           39%           54%
------------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2002, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   The Global Equity Portfolio

                                                  Six Months
                                                       Ended                                                            Year Ended
                                                  4/30/03(3)                                                                 10/31
                                                 (Unaudited)          2002         2001          2000          1999           1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $6.780        $7.500       $8.560        $9.020        $8.720         $8.120

Income (loss) from investment operations:
Net investment income(1)                               0.105         0.138        0.174         0.147         0.167          0.184
Net realized and unrealized gain (loss)
     on investments and foreign currencies             0.255        (0.741)      (0.992)       (0.199)        0.433          0.486
                                                      ------        ------       ------        ------        ------         ------
Total from investment operations                       0.360        (0.603)      (0.818)       (0.052)        0.600          0.670
                                                      ------        ------       ------        ------        ------         ------

Less dividends and distributions from:
Net investment income                                 (0.150)       (0.117)      (0.188)       (0.194)       (0.190)        (0.070)
Net realized gain on investments                           -             -       (0.054)       (0.214)       (0.110)             -
                                                      ------        ------       ------        ------        ------         ------
Total dividends and distributions                     (0.150)       (0.117)      (0.242)       (0.408)       (0.300)        (0.070)
                                                      ------        ------       ------        ------        ------         ------

Net asset value, end of period                        $6.990        $6.780       $7.500        $8.560        $9.020         $8.720
                                                      ======        ======       ======        ======        ======         ======

Total return(2)                                        5.44%        (8.21%)      (9.87%)       (0.81%)         7.11%          8.31%

Ratios and supplemental data:
Net assets, end of period (000 omitted)               $2,865        $2,719       $2,962        $3,287        $3,309         $3,093
Ratio of expenses to average net assets                0.96%         0.96%        0.96%         0.96%         0.96%          0.96%
Ratio of expenses to average net assets
     prior to expense limitation
     and expenses paid indirectly                      1.44%         1.08%        1.09%         1.30%         1.89%          2.31%
Ratio of net investment income
     to average net assets                             3.18%         1.82%        2.08%         1.69%         1.82%          2.10%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly           2.70%         1.70%        1.95%         1.35%         0.89%          0.75%
Portfolio turnover                                       28%           26%          24%           34%           31%            47%
------------------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect. The Portfolio also charges a 0.40% purchase reimbursement fee and a 0.30% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.
(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  The International Equity Portfolio Original Class

                                                 Six Months
                                                      Ended                                                            Year Ended
                                                 4/30/03(3)                                                                 10/31
                                                (Unaudited)          2002           2001          2000          1999         1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $11.800       $12.580        $17.640       $17.410       $15.870      $15.860

Income (loss) from investment operations:
Net investment income(1)                              0.194         0.261          0.335         0.379         0.329        0.400
Net realized and unrealized gain (loss)
     on investments and foreign currencies            0.282       (0.743)        (1.498)         0.216         1.596        0.370
                                                    -------       -------        -------       -------       -------      -------
Total from investment operations                      0.476       (0.482)        (1.163)         0.595         1.925        0.770
                                                    -------       -------        -------       -------      -------       -------

Less dividends and distributions from:
Net investment income                                (0.255)       (0.298)        (0.539)       (0.235)       (0.385)      (0.610)
Net realized gain on investments                     (0.061)            -         (3.302)       (0.130)            -       (0.150)
                                                    -------       -------        -------       -------       -------      -------
In excess of net realized gain on investments             -             -         (0.056)            -             -            -
                                                    -------       -------        -------       -------       -------      -------
Total dividends and distributions                    (0.316)       (0.298)        (3.897)       (0.365)       (0.385)      (0.760)

Net asset value, end of period                      $11.960       $11.800        $12.580       $17.640       $17.410      $15.870
                                                    =======       =======        =======       =======       =======      =======

Total return(2)                                       4.19%       (4.02%)        (9.31%)         3.35%        12.31%        4.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)            $454,333      $411,404       $409,295      $545,667      $820,644     $616,229
Ratio of expenses to average net assets               0.92%         0.91%          0.95%         0.90%         0.89%        0.91%
Ratio of net investment income to
     average net assets                               3.42%         2.01%          2.32%         2.11%         1.91%        2.50%
Portfolio turnover                                       4%           10%            13%           19%            6%           5%
------------------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     The Labor Select International Equity Portfolio

                                                 Six Months
                                                      Ended                                                            Year Ended
                                                 4/30/03(3)                                                                 10/31
                                                (Unaudited)          2002           2001          2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $10.370       $10.980        $13.920       $14.330      $13.320       $12.990

Income (loss) from investment operations:
Net investment income(1)                              0.203         0.233          0.284         0.277        0.305         0.334
Net realized and unrealized gain (loss)
     on investments and foreign currencies            0.292        (0.463)        (1.311)        0.175        1.057         0.444
                                                    -------       -------        -------       -------      -------       -------
Total from investment operations                      0.495        (0.230)        (1.027)        0.452        1.362         0.778
                                                    -------       -------        -------       -------      -------       -------

Less dividends and distributions from:
Net investment income                                (0.173)       (0.230)        (0.322)       (0.392)      (0.312)       (0.448)
Net realized gain on investments                     (0.022)       (0.150)        (1.591)       (0.470)      (0.040)            -
                                                    -------       -------        -------       -------      -------       -------
Total dividends and distributions                    (0.195)       (0.380)        (1.913)       (0.862)      (0.352)       (0.448)
                                                    -------       -------        -------       -------      -------       -------

Net asset value, end of period                      $10.670       $10.370        $10.980       $13.920      $14.330       $13.320
                                                    =======       =======        =======       =======      =======       =======

Total return(2)                                       4.89%        (2.31%)        (8.97%)        3.07%       10.34%         6.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)            $142,684       $88,848        $75,965       $89,814     $113,265      $103,350
Ratio of expenses to average net assets               0.88%         0.87%          0.95%         0.95%        0.83%         0.88%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                         0.88%         0.87%          0.98%         0.96%        0.83%         0.93%
Ratio of net investment income to
     average net assets                               4.02%         2.05%          2.27%         1.96%        2.13%         2.46%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly          4.02%         2.05%          2.24%         1.95%        2.13%         2.41%
Portfolio turnover                                       4%           12%            15%           20%          12%            2%
------------------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  The Emerging Markets Portfolio

                                                Six Months
                                                     Ended                                                             Year Ended
                                                4/30/03(3)                                                                  10/31
                                               (Unaudited)            2002         2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $6.790          $6.460       $7.010        $7.280        $5.840        $9.200

Income (loss) from investment operations:
Net investment income(1)                             0.080           0.237        0.237         0.160         0.138         0.153
Net realized and unrealized gain (loss)
     on investments and foreign currencies           0.595           0.276       (0.673)       (0.326)        1.432        (3.348)
                                                    ------          ------       ------        ------        ------        ------
Total from investment operations                     0.675           0.513       (0.436)       (0.166)        1.570        (3.195)
                                                    ------          ------       ------        ------        ------        ------

Less dividends and distributions from:
Net investment income                               (0.225)         (0.183)      (0.114)       (0.104)       (0.130)       (0.025)
Net realized gain on investments                         -               -            -             -             -        (0.140)
                                                    ------          ------       ------        ------        ------        ------
Total dividends and distributions                   (0.225)         (0.183)      (0.114)       (0.104)       (0.130)       (0.165)
                                                    ------          ------       ------        ------        ------        ------

Net asset value, end of period                      $7.240          $6.790       $6.460        $7.010        $7.280        $5.840
                                                    ======          ======       ======        ======        ======        ======

Total return(2)                                     10.05%           7.98%       (6.42%)       (2.40%)       27.63%       (35.30%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)           $124,521        $114,573     $113,488      $114,978       $42,794       $34,030
Ratio of expenses to average net assets              1.22%           1.23%        1.23%         1.17%         1.31%         1.55%
Ratio of expenses to average net assets
     prior to expense limitation
     and expenses paid indirectly                    1.22%           1.23%        1.23%         1.17%         1.35%         1.69%
Ratio of net investment income to
     average net assets                              2.27%           3.24%        3.35%         1.93%         2.13%         1.98%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly         2.27%           3.24%        3.35%         1.93%         2.08%         1.84%
Portfolio turnover                                     75%             36%          35%           20%           23%           39%
------------------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect. The Portfolio also charges a 0.75% purchase reimbursement fee and a 0.75% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.
(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            The International Small-Cap Portfolio

                                                                                                       Year
                                                      Six Months                                      Ended      Period 7/20/99(1)
                                                Ended 4/30/03(4)                                      10/31                through
                                                     (Unaudited)           2002         2001           2000               10/31/99
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $6.040         $7.040       $8.260         $8.650                 $8.500

Income (loss) from investment operations:
Net investment income(2)                                   0.047          0.150        0.164          0.214                  0.039
Net realized and unrealized gain (loss)
     on investments and foreign currencies                 0.404         (0.854)      (0.565)        (0.478)                 0.111
                                                          ------         ------       ------         ------                 ------
Total from investment operations                           0.451         (0.704)      (0.401)        (0.264)                 0.150
                                                          ------         ------       ------         ------                 ------

Less dividends and distributions from:
Net investment income                                     (0.141)        (0.150)      (0.215)        (0.030)                     -
Net realized gain on investments                               -         (0.146)      (0.604)        (0.096)                     -
                                                          ------         ------       ------         ------                 ------
Total dividends and distributions                         (0.141)        (0.296)      (0.819)        (0.126)                     -
                                                          ------         ------       ------         ------                 ------

Net asset value, end of period                            $6.350         $6.040       $7.040         $8.260                 $8.650
                                                          ======         ======       ======         ======                 ======

Total return(3)                                            7.66%        (10.55%)      (5.77%)        (2.96%)                 1.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $2,690         $2,499       $2,793         $2,961                 $3,053
Ratio of expenses to average net assets                    1.20%          1.19%        1.20%          1.20%                  1.25%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                              1.26%          1.25%        1.27%          1.36%                  1.28%
Ratio of net investment income to
     average net assets                                    1.58%          2.15%        2.11%          2.58%                  1.55%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly               1.52%          2.09%        2.04%          2.42%                  1.45%
Portfolio turnover                                           66%            31%          17%            23%                    15%
------------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect. The Portfolio also charges a 0.55% purchase reimbursement fee and a 0.45% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.
(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        The International Large-Cap Equity Portfolio

                                                             Six Months                          Year Ended      Period 12/14/99(1)
                                                       Ended 4/30/03(4)                               10/31                 through
                                                            (Unaudited)             2002               2001                10/31/00
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $6.290           $7.010             $8.170                  $8.500

Income (loss) from investment operations:
Net investment income(2)                                          0.098            0.127              0.148                   0.119
Net realized and unrealized loss
     on investments and foreign currencies                        0.110           (0.635)            (1.167)                 (0.439)
                                                                 ------           ------             ------                  ------
Total from investment operations                                  0.208           (0.508)            (1.019)                 (0.320)
                                                                 ------           ------             ------                  ------

Less dividends and distributions from:
Net investment income                                            (0.129)          (0.140)            (0.061)                 (0.010)
Net realized gain on investments                                 (0.159)          (0.072)            (0.080)                      -
                                                                 ------           ------             ------                  ------
Total dividends and distributions                                (0.288)          (0.212)            (0.141)                 (0.010)
                                                                 ------           ------             ------                  ------

Net asset value, end of period                                   $6.210           $6.290             $7.010                  $8.170
                                                                 ======           ======             ======                  ======

Total return(3)                                                   3.60%           (7.55%)           (12.73%)                 (3.78%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $2,414           $2,327             $2,519                  $2,886
Ratio of expenses to average net assets                           0.96%            0.96%              0.96%                   0.96%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                                     1.03%            1.04%              0.96%                   1.38%
Ratio of net investment income to
     average net assets                                           3.33%            1.80%              1.87%                   1.62%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly                      3.26%            1.72%              1.87%                   1.20%
Portfolio turnover                                                   8%              10%                10%                      6%
------------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect. The Portfolio also charges a 0.45% purchase reimbursement fee and a 0.35% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.
(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               The All-Cap Growth Equity Portfolio

                                                                           Six Months                                       Period
                                                                                Ended                     Year ended    3/31/00(1)
                                                                           4/30/03(5)                          10/31       through
                                                                          (Unaudited)            2002           2001      10/31/00
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $3.640          $4.680         $8.770        $8.500

Income (loss) from investment operations:
Net investment loss(2)                                                         (0.005)         (0.016)        (0.013)       (0.005)
Net realized and unrealized gain (loss)
     on investments                                                             0.385          (1.024)        (4.077)        0.275
                                                                               ------          ------         ------        ------
Total from investment operations                                                0.380          (1.040)        (4.090)        0.270
                                                                               ------          ------         ------        ------

Less dividends and distributions from:
Net investment income                                                               -               -              -             -
Net realized gain on investments                                                    -               -              -             -
                                                                               ------          ------         ------        ------
Total dividends and distributions                                                   -               -              -             -
                                                                               ------          ------         ------        ------

Net asset value, end of period                                                 $4.020          $3.640         $4.680        $8.770
                                                                               ======          ======         ======        ======

Total return(3)                                                                10.44%         (22.22%)       (46.64%)        3.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                        $9,178          $8,310         $9,222       $13,139
Ratio of expenses to average net assets(4)                                      0.89%           0.89%          0.89%         0.89%
Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly                                                    1.00%           1.00%          0.93%         1.10%
Ratio of net investment loss to
     average net assets                                                        (0.24%)         (0.36%)        (0.22%)       (0.09%)
Ratio of net investment loss to
    average net assets prior to expense
    limitation and expenses paid indirectly                                    (0.35%)         (0.47%)        (0.26%)       (0.30%)
Portfolio turnover                                                                81%            130%           147%          138%
------------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.90%.
(5) Ratios and portfolio turnover have been annualized and total return has not been annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            The Intermediate Fixed Income Portfolio

                                                    Six Months                                                           Year Ended
                                              Ended 4/30/03(3)                                                                10/31
                                                   (Unaudited)       2002(1)        2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $10.040      $10.210       $9.570        $9.540        $10.180       $10.090

Income (loss) from investment operations:
Net investment income                                    0.193        0.484        0.606         0.613          0.604         0.593
Net realized and unrealized gain (loss)
     on investments                                      0.337       (0.138)       0.640         0.030         (0.480)        0.100
                                                       -------      -------      -------        ------         ------       -------
Total from investment operations                         0.530        0.346        1.246         0.643          0.124         0.693
                                                       -------      -------      -------        ------         ------       -------

Less dividends and distributions from:
Net investment income                                   (0.230)      (0.516)      (0.606)       (0.613)        (0.604)       (0.593)
Net realized gain on investments                             -            -            -             -         (0.160)       (0.010)
                                                       -------      -------      -------        ------         ------       -------
Total dividends and distributions                       (0.230)      (0.516)      (0.606)       (0.613)        (0.764)       (0.603)
                                                       -------      -------      -------        ------         ------       -------

Net asset value, end of period                         $10.340      $10.040      $10.210        $9.570         $9.540       $10.180
                                                       =======      =======      =======        ======         ======       =======

Total return(2)                                          5.33%        3.54%       13.36%         7.01%          1.26%         7.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                 $2,725       $6,194       $6,432        $7,995        $17,170       $30,211
Ratio of expenses to average net assets                  0.43%        0.53%        0.50%         0.53%          0.54%         0.53%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                            0.99%        0.68%        0.55%         0.59%          0.77%         1.01%
Ratio of net investment income
     to average net assets                               3.84%        4.84%        6.06%         6.46%          6.10%         5.86%
Ratio of net investment income to average
     net assets prior to expense
     limitation and expenses paid indirectly             3.28%        4.69%        6.01%         6.40%          5.86%         5.38%
Portfolio turnover                                        435%         381%         243%          125%           148%          181%
------------------------------------------------------------------------------------------------------------------------------------

(1) As required, effective November 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.032, an increase in net realized and unrealized gain (loss) per share of $0.032, and a decrease in the ratio of net investment income to average net assets of 0.32%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      The High-Yield Bond Portfolio

                                                  Six Months                                                             Year Ended
                                            Ended 4/30/03(5)                                                                  10/31
                                                 (Unaudited)        2002(1)          2001          2000         1999           1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $5.840         $6.680        $8.120        $8.830      $10.070        $11.180

Income (loss) from investment operations:
Net investment income(2)                               0.360          0.652         0.749         0.868        1.080          0.993
Net realized and unrealized loss
     on investments                                    0.990         (0.772)       (1.097)       (0.488)      (1.140)        (0.925)
                                                      ------         ------        ------        ------       ------        -------
Total from investment operations                       1.350         (0.120)       (0.348)        0.380       (0.060)         0.068
                                                      ------         ------        ------        ------       ------        -------

Less dividends and distributions from:
Net investment income                                 (0.340)        (0.720)       (1.092)       (1.090)      (1.000)        (0.890)
Net realized gain on investments                           -              -             -             -       (0.180)        (0.288)
                                                      ------         ------        ------        ------       ------        -------
Total dividends and distributions                     (0.340)        (0.720)       (1.092)       (1.090)      (1.180)        (1.178)
                                                      ------         ------        ------        ------       ------        -------

Net asset value, end of period                        $6.850         $5.840        $6.680        $8.120       $8.830        $10.070
                                                      ======         ======        ======        ======       ======        =======

Total return(3)                                       23.79%         (2.23%)       (4.71%)        4.02%       (1.05%)         0.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted)               $4,636         $3,747        $3,278        $1,888       $9,720        $20,706
Ratio of expenses to average net assets(4)             0.59%          0.59%         0.59%         0.59%        0.59%          0.59%
Ratio of expenses to average net assets                0.93%
     prior to expense limitation and
     expenses paid indirectly                                         0.88%         0.79%         1.08%        0.78%          0.75%
Ratio of net investment income to                     11.52%
     average net assets                                              10.15%        10.37%         9.97%        9.25%          9.53%
Ratio of net investment income to                     11.18%
     average net assets prior to expense
     limitation and expenses paid indirectly                          9.86%        10.17%         9.48%        9.06%          9.37%
Portfolio turnover                                      752%           553%          830%          140%         455%           211%
------------------------------------------------------------------------------------------------------------------------------------

(1) As required, effective November 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was an increase in net investment income per share of $0.005, a decrease in net realized and unrealized gain
     (loss) per share of $0.005, and an increase in the ratio of net investment income to average net assets of 0.08%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2002, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.61%.
(5) Ratios and portfolio turnover have been annualized and total return has not been annualized.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        The Core Plus Fixed Income
                                                                                                                         Portfolio

                                                                                                      Six Months            Period
                                                                                                           Ended        6/28/02(1)
                                                                                                      4/30/03(4)           through
                                                                                                     (Unaudited)          10/31/02
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                      $8.800            $8.500

Income from investment operations:
Net investment income(2)                                                                                   0.184             0.109
Net realized and unrealized gain on investments                                                            0.404             0.191
                                                                                                          ------            ------
Total from investment operations                                                                           0.588             0.300
                                                                                                          ------            ------

Less dividends and distributions from:
Net investment income                                                                                     (0.140)                -
Net realized gain on investments                                                                          (0.058)                -
                                                                                                          ------            ------
Total dividends and distributions                                                                         (0.198)                -
                                                                                                          ------            ------

Net asset value, end of period                                                                            $9.190            $8.800
                                                                                                          ======            ======

Total return(3)                                                                                            6.69%             3.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                                                   $7,476            $7,706
Ratio of expenses to average net assets                                                                    0.50%             0.57%
Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly                                                                               0.74%             2.20%
Ratio of net investment loss to
     average net assets                                                                                    4.17%             3.62%
Ratio of net investment loss to
    average net assets prior to expense
    limitation and expenses paid indirectly                                                                3.93%             1.99%
Portfolio turnover                                                                                          877%              847%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   The Global Fixed Income Portfolio

                                                       Six Months
                                                            Ended                                                        Year Ended
                                                       4/30/03(4)                                                             10/31
                                                      (Unaudited)         2002(1)       2001        2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $11.760         $10.210     $8.950     $10.260      $11.060       $11.220

Income (loss) from investment operations:
Net investment income(2)                                    0.225           0.461      0.483       0.548        0.606         0.610
Net realized and unrealized gain (loss)
     on investments and foreign currencies                  1.418           1.089      0.777      (1.498)      (0.851)        0.037
                                                          -------         -------    -------      ------      -------       -------
Total from investment operations                            1.643           1.550      1.260      (0.950)      (0.245)        0.647
                                                          -------         -------    -------      ------      -------       -------

Less dividends and distributions from:
Net investment income                                      (0.493)              -          -      (0.114)      (0.433)       (0.630)
In excess of net investment income                              -               -          -      (0.096)           -             -
Net realized gain on investments                                -               -          -           -       (0.122)       (0.177)
Return of capital                                               -               -          -      (0.150)           -             -
                                                          -------         -------    -------      ------      -------       -------
Total dividends and distributions                          (0.493)              -          -      (0.360)      (0.555)       (0.807)
                                                          -------         -------    -------      ------      -------       -------

Net asset value, end of period                            $12.910         $11.760    $10.210      $8.950      $10.260       $11.060
                                                          =======         =======    =======      ======      =======       =======

Total return(3)                                            14.39%          15.18%     14.08%      (9.51%)      (2.33%)        6.28%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $296,139        $279,938   $284,830    $389,290     $619,795      $660,741
Ratio of expenses to average net assets                     0.60%           0.60%      0.60%       0.60%        0.60%         0.60%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                               0.68%           0.66%      0.70%       0.71%        0.62%         0.62%
Ratio of net investment income to
     average net assets                                     3.69%           4.33%      4.98%       5.71%        5.68%         5.71%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly                3.61%           4.27%      4.88%       5.60%        5.66%         5.69%
Portfolio turnover                                            64%             58%        32%         53%         101%          131%
------------------------------------------------------------------------------------------------------------------------------------

(1) As required, effective November 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.041, an increase in net realized and unrealized gain (loss) per share of $0.041, and a decrease in the ratio of net investment income to average net assets of 0.38%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          The International Fixed Income Portfolio

                                                       Six Months
                                                            Ended                                                       Year Ended
                                                       4/30/03(4)                                                            10/31
                                                      (Unaudited)       2002(1)        2001         2000        1999          1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $10.500        $9.150      $8.110       $9.910     $10.750       $10.660

Income (loss) from investment operations:
Net investment income(2)                                    0.201         0.323       0.427        0.469       0.564         0.558
Net realized and unrealized gain (loss)
     on investments and foreign currencies                  1.360         1.027       0.613       (1.752)     (0.877)        0.045
                                                          -------       -------      ------       ------      ------       -------
Total from investment operations                            1.561         1.350       1.040       (1.283)     (0.313)        0.603
                                                          -------       -------      ------       ------      ------       -------

Less dividends and distributions from:
Net investment income                                      (0.491)            -           -       (0.400)     (0.450)       (0.492)
In excess of net investment income                              -             -           -       (0.067)          -             -

Net realized gain on investments                                -             -           -            -      (0.077)       (0.021)
Return of Capital                                               -             -           -       (0.050)          -             -
                                                          -------       -------      ------       ------      ------       -------
Total dividends and distributions                          (0.491)            -           -       (0.517)     (0.527)       (0.513)
                                                          -------       -------      ------       ------      ------       -------

Net asset value, end of period                            $11.570       $10.500      $9.150       $8.110      $9.910       $10.750
                                                          =======       =======      ======       ======      ======       =======

Total return(3)                                            15.36%        14.75%      12.82%      (13.54%)     (2.96%)        5.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $38,196       $41,934     $36,989      $50,389     $89,351       $87,997
Ratio of expenses to average net assets                     0.60%         0.60%       0.60%        0.60%       0.60%         0.60%
Ratio of expenses to average net assets
     prior to expense limitation
     and expenses paid indirectly                           0.74%         0.67%       0.69%        0.69%       0.64%         0.67%
Ratio of net investment income to
     average net assets                                     3.70%         3.39%       4.87%        5.26%       5.48%         5.47%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly                3.56%         3.32%       4.78%        5.17%       5.44%         5.40%
Portfolio turnover                                            82%           46%         60%          82%        127%          104%
------------------------------------------------------------------------------------------------------------------------------------

(1) As required, effective November 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was a decrease in net investment income per share of $0.130, an increase in net realized and unrealized gain (loss) per share of $0.130, and a decrease in the ratio of net investment income to average net assets of 1.36%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in accounting.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(4) Ratios and portfolio turnover have been annualized and total return has not been annualized.

                               APPENDIX A--RATINGS

Bonds

Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

Excerpts from Fitch's description of its bond ratings: AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings; BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal; and DDD, DD and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper

Excerpts from Moody's description of its two highest commercial paper ratings:
P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

Excerpts from S&P's description of its two highest commercial paper ratings:
A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

Delaware Pooled Trust

Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In the Portfolios' shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal period. You can find more detailed information about the Portfolios and the Fund in the current Statement of Additional Information
(SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Portfolios, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 231-8002. You may also obtain additional information about the Portfolios from your financial advisor.

You can find reports and other information about the Portfolios on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Portfolios, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.


E-mail

PooledTrust@delinvest.com


Shareholder Inquiries

Call us at 800 231-8002

o For Portfolio information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

Investment Company Act File Number: 811-6322 (The Fund)

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                              DELAWARE POOLED TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED NOVEMBER 30, 2003

                       ___________________________________



         Delaware Pooled Trust ("Pooled Trust") is an open-end management investment company. Pooled Trust consists of various series ("Portfolios") offering a broad range of investment choices. Pooled Trust is designed to provide clients with attractive alternatives for meeting their investment needs. This Statement of Additional Information ("SAI") (Part B of Pooled Trust's registration statement) addresses information for Pooled Trust applicable to each of the Portfolios.

         This SAI is not a prospectus but should be read in conjunction with the related Prospectus for each Portfolio. Certain information from the Portfolios' Annual and Semi-Annual Reports has been incorporated by reference into this SAI. To obtain the Prospectuses or Annual and Semi-Annual Reports for the A, B, C, Institutional and R Class Shares of The Real Estate Investment Trust Portfolio or Class P Shares of The International Equity Portfolio, write to Delaware Distributors, L.P. (the "Distributor") at 2005 Market Street, Philadelphia, PA 19103-7094. You can also call 800 523-1918 for the Class A, B, C and R Shares of The Real Estate Investment Trust Portfolio or 800 510-4015 for the Institutional Class of the Real Estate Investment Trust Portfolio and Class P Shares of The International Equity Portfolio. To obtain the proper Prospectus or Annual and Semi-Annual Reports for the other Portfolios and Classes, please write to Delaware Pooled Trust at 2005 Market Street, Philadelphia, PA 19103-7094, Attn:
Client Services or call Pooled Trust at 800 231-8002.

----------------------------------------------------------------------------------------------------------- ----------
TABLE OF CONTENTS                                                                                             Page
                                                                                                              ----
----------------------------------------------------------------------------------------------------------- ----------
Fund History
----------------------------------------------------------------------------------------------------------- ----------
Investment Policies, Portfolio Techniques and Risk Considerations
----------------------------------------------------------------------------------------------------------- ----------
Accounting and Tax Issues
----------------------------------------------------------------------------------------------------------- ----------
Trading Practices and Brokerage
----------------------------------------------------------------------------------------------------------- ----------
Portfolio Turnover
----------------------------------------------------------------------------------------------------------- ----------
Purchasing Shares
----------------------------------------------------------------------------------------------------------- ----------
Investment Plans
----------------------------------------------------------------------------------------------------------- ----------
Determining Offering Price and Net Asset Value
----------------------------------------------------------------------------------------------------------- ----------
Redemption and Exchange
----------------------------------------------------------------------------------------------------------- ----------
Dividends and Capital Gain Distributions
----------------------------------------------------------------------------------------------------------- ----------
Taxes
----------------------------------------------------------------------------------------------------------- ----------
Investment Management Agreements and Sub-Advisory Agreements
----------------------------------------------------------------------------------------------------------- ----------
Officers and Trustees
----------------------------------------------------------------------------------------------------------- ----------
General Information
----------------------------------------------------------------------------------------------------------- ----------
Performance Information
----------------------------------------------------------------------------------------------------------- ----------
Financial Statements
----------------------------------------------------------------------------------------------------------- ----------
Appendix A - Ratings
----------------------------------------------------------------------------------------------------------- ----------
Appendix B - Investment Objectives of the Funds in the Delaware Investments Family
----------------------------------------------------------------------------------------------------------- ----------

FUND HISTORY


         Pooled Trust was originally incorporated under the laws of the State of Maryland on May 30, 1991. On December 15, 1999, the company completed a reorganization that changed its state and form of organization from a Maryland corporation to a Delaware business trust called Delaware Pooled Trust.

         Delaware Pooled Trust offers various Portfolios providing eligible investors a broad range of investment choices, with the service companies of Delaware Investments providing customized services as investment advisor, administrator and distributor. Each Portfolio, other than The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II (which Portfolios together may be referred to as "The Real Estate Investment Trust Portfolios"), The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Emerging Markets Portfolio, is a diversified fund as defined by the Investment Company Act of 1940 (the "1940 Act"). The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Emerging Markets Portfolio Portfolio are nondiversified funds as defined by the 1940 Act.


INVESTMENT POLICIES, PORTFOLIO TECHNIQUES AND RISK CONSIDERATIONS

Investment Restrictions
         Investment Objectives--The investment objectives of all the Portfolios, except The Labor Select International Equity Portfolio, are non-fundamental, and may be changed without shareholder approval. However, the Board of Trustees must approve any changes to non-fundamental investment objectives and the appropriate Portfolio will notify shareholders prior to a material change in a Portfolio's objective. The investment objective of The Labor Select International Equity Portfolio is fundamental and may not be changed without shareholder approval.

         Fundamental Investment Restrictions -- Pooled Trust has adopted the following restrictions for each of the Portfolios (except where otherwise noted) which cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of the respective Portfolio, which is the vote of: (i) more than 50% of the outstanding voting securities of the Portfolio; or
(ii) 67% or more of the voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Portfolio purchases securities.

         Each Portfolio, other than The Labor Select International Equity Portfolio, shall not:

         1. With respect to each Portfolio, except The Real Estate Investment Trust Portfolios, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. The Real Estate Investment Trust Portfolios will concentrate their respective investments in the real estate industry. Each of The Real Estate Investment Trust Portfolios otherwise shall not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

         4. With respect to each Portfolio, purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Portfolio from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         The Labor Select International Equity Portfolio shall not:

         1. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the Portfolio's investment objective and policies, are considered loans, and except that the Portfolio may loan up to 25% of its respective assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         2. Purchase or sell real estate or real estate limited partnerships, but this shall not otherwise prevent a Portfolio from investing in securities secured by real estate or interests therein.

         3. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, the Portfolio may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

         4. Make any investment which would cause more than 25% of the market or other fair value of its respective total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         5. Purchase or sell commodities or commodity contracts.

         6. Enter into futures contracts or options thereon.

         7. Make short sales of securities, or purchase securities on margin.

         8. Purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Pooled Trust or of either of the investment advisors if or so long as the directors and officers of Pooled Trust and of the investment advisors together own beneficially more than 5% of any class of securities of such issuer.

         9. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         10. Borrow money, except as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. No investment securities will be purchased while the Portfolio has an outstanding borrowing. The Portfolio will not pledge more than 10% of its respective net assets. The Portfolio will not issue senior securities (as defined in the 1940 Act), except for notes to banks.

         11. As to 75% of its respective total assets, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

         In addition to the restrictions set forth above, in connection with the qualification of the Portfolio's shares for sale in certain states, the Portfolio may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of the Portfolio's net assets. Included within such amount, but not to exceed 2% of the Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

         Non-fundamental Investment Restrictions - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Portfolio, except as noted, will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees, as appropriate, without shareholder approval.

         Each Portfolio, other than The Labor Select International Equity Portfolio,

         1. Is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, none of the Portfolios may operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. May not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued the investment.

         The Large-Cap Value Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio, The Real Estate Investment Trust Portfolios, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Intermediate Fixed Income Portfolio, The High-Yield Bond Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio shall not:
                                                       ----------

         1. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with a Portfolio's investment objective and policies, are considered loans, and except that each Portfolio may loan up to 25% of its respective assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         2. Purchase or sell real estate or real estate limited partnerships, but this shall not otherwise prevent a Portfolio from investing in securities secured by real estate or interests therein and except that The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II (collectively, "The Real Estate Investment Trust Portfolios") may each own real estate directly as a result of a default on securities the Portfolio owns.

         3. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, a Portfolio may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

         4. Make any investment which would cause more than 25% of the market or other fair value of its respective total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry, except that each of The Real Estate Investment Trust Portfolios shall invest in excess of 25% of its total assets in the securities of issuers in the real estate industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         5. Purchase or sell commodities or commodity contracts, except that The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Intermediate Fixed Income Portfolio and The International Fixed Income Portfolio may enter into futures contracts and may purchase and sell options on futures contracts in accordance with the related Prospectus, subject to investment restriction 6 below.

         6. Enter into futures contracts or options thereon, except that The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Intermediate Fixed Income Portfolio and The International Fixed Income Portfolio may each enter into futures contracts and options thereon to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of its total assets.

         7. Make short sales of securities, or purchase securities on margin, except that The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios and The International Fixed Income Portfolio may satisfy margin requirements with respect to futures transactions.

         8. Purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Pooled Trust or of either of the investment advisors if or so long as the directors and officers of Pooled Trust and of the investment advisors together own beneficially more than 5% of any class of securities of such issuer.

         9. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         10. Borrow money, except as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Portfolio shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission ("Commission") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. No investment securities will be purchased while a Portfolio has an outstanding borrowing. A Portfolio will not pledge more than 10% of its respective net assets. A Portfolio will not issue senior securities as defined in the 1940 Act, except for notes to banks.

         In addition to the restrictions set forth above, in connection with the qualification of a Portfolio's shares for sale in certain states, a Portfolio may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of a Portfolio's net assets. Included within such amount, but not to exceed 2% of a Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.

         The Large-Cap Value Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio, The Global Equity Portfolio, The International Equity Portfolio, The Intermediate Fixed Income Portfolio, The Global Fixed Income Portfolio and, only where noted, The High-Yield Bond Portfolio shall not:
                                           ---------

         1. As to 75% of its respective total assets, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall also apply to The High-Yield Bond Portfolio. This restriction shall apply to only 50% of the total assets of The Global Fixed Income Portfolio.

         2. Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the 1940 Act.

         3. Purchase more than 10% of the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

         4. Write, purchase or sell options, puts, calls or combinations thereof with respect to securities, except that The Mid-Cap Growth Equity Portfolio may:
(a) write covered call options with respect to any or all parts of its portfolio securities; (b) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Portfolio's total assets;
(c) write secured put options; and (d) purchase put options, if the Portfolio owns the security covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not exceed 2% of its total assets. The Portfolio may sell call or put options previously purchased and enter into closing transactions with respect to the activities noted above.

         5. Invest more than 5% of the value of its respective total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

         6. Invest more than 10% of its respective total assets in repurchase agreements maturing in more than seven days and other illiquid assets.

         For purposes of investment restriction 6, it is Pooled Trust's policy, changeable without shareholder vote, that "illiquid assets" include securities of foreign issuers which are not listed on a recognized U.S. or foreign exchange and for which a bona fide market does not exist at the time of purchase or subsequent valuation.

         The following additional non-fundamental investment restrictions apply to The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The International Fixed Income Portfolio and The High-Yield Bond Portfolio.

         Except as noted below, each of The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios and The International Fixed Income Portfolio shall not:
                       ----------

         1. As to 50% of the respective total assets of The Real Estate Investment Trust Portfolios and The International Fixed Income Portfolio, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

         2. Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the 1940 Act.

         3. Invest more than 5% of the value of its respective total assets in securities of companies less than three years old. Such three-year old period shall include the operation of any predecessor company or companies. This restriction shall not apply to The Real Estate Investment Trust Portfolios and their investments in the securities of real estate investment trusts.

         4. Purchase more than 10% of the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

         5. Write, purchase or sell options, puts, calls or combinations thereof with respect to securities, except that each of The Real Estate Investment Trust Portfolios may: (a) write covered call options with respect to any or all parts of its portfolio securities; (b) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Portfolio's total assets; (c) write secured put options; and (d) purchase put options, if the Portfolio owns the security covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not exceed 2% of its total assets. Each Portfolio may sell call or put options previously purchased and enter into closing transactions with respect to the activities noted above.

         6. Invest more than 15% of its respective total assets, determined at the time of purchase, in repurchase agreements maturing in more than seven days and other illiquid assets.

         For purposes of investment restriction 6, it is Pooled Trust's policy that "illiquid assets" include securities of foreign issuers which are not listed on a recognized U.S. or foreign exchange and for which no bona fide market exists at the time of purchase.

         The following additional non-fundamental investment restrictions apply to The Global Equity Portfolio and The Emerging Markets Portfolio (except where otherwise noted). The percentage limitations contained in these restrictions and policies apply at the time a Portfolio purchases securities.

         Except as noted below, each of The Global Equity Portfolio and The Emerging Markets Portfolio shall not:
                           ---------

         1. As to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities). This restriction shall not apply to The Emerging Markets Portfolio.

         2. Invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

         3. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that the Portfolio may loan its assets to qualified broker/dealers or institutional investors.

         4. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Portfolio might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Portfolio's assets which may be invested in such securities.

         5. Purchase or sell physical commodities or physical commodity contracts, including physical commodity options or futures contracts in a contract market or other futures market.

         6. Purchase or sell real estate; provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

Investment Policies and Risks

Foreign Investment Information (The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The International Small-Cap Portfolio, The International Large-Cap Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Large-Cap Growth Equity Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio, The Real Estate Investment Trust Portfolios, The All-Cap Growth Equity Portfolio, The Intermediate Fixed Income Portfolio, The Core Plus Fixed Income Portfolio and The High-Yield Bond Portfolio)
         Investors in The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios (as well as The Large-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios, each of which possesses a limited ability to invest in foreign securities) should recognize that investing in securities issued by foreign corporations and foreign governments involves certain considerations, including those set forth in the related Prospectus, which are not typically associated with investments in United States issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since each Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, these Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of each Portfolio, except The High-Yield Bond Portfolio, permit each to enter into forward foreign currency exchange contracts and permit The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Global Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity and The International Fixed Income Portfolios to engage in certain options and futures activities, in order to hedge holdings and commitments against changes in the level of future currency rates. See "FOREIGN CURRENCY TRANSACTIONS (THE GLOBAL EQUITY PORTFOLIO, THE INTERNATIONAL EQUITY PORTFOLIO, THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE INTERNATIONAL SMALL-CAP, THE INTERNATIONAL LARGE-CAP EQUITY PORTFOLIO, THE GLOBAL FIXED INCOME PORTFOLIO, THE INTERNATIONAL FIXED INCOME PORTFOLIO, THE LARGE-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP VALUE EQUITY PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP GROWTH II EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS, THE INTERMEDIATE FIXED INCOME PORTFOLIO, THE CORE PLUS FIXED INCOME PORTFOLIO AND THE ALL-CAP GROWTH EQUITY PORTFOLIO)," below.

         The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios (and The Large-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios up to 20%, 5%, 5%, 5%, 10%, 10%, 20%, 20% and 20%, respectively, of their total assets) will invest in securities of foreign issuers and may hold foreign currency. Each of these Portfolios has the right to purchase securities in any developed, underdeveloped or emerging country. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

         In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States and this information tends to be of a lesser quality. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. In particular, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with United States generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

         It is also expected that the expenses for custodial arrangements of The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income, The International Fixed Income, The Large-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios' foreign securities will be somewhat greater than the expenses for the custodial arrangements for U.S. securities of equal value. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments. See "TAXES."

         Further, a Portfolio may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States, and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which a Portfolio may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

         Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which a Portfolio invests. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, the investment advisors for the Portfolios do not believe that any current repatriation restrictions would affect their decision to invest in such countries. Countries such as those in which a Portfolio may invest, and in which The Emerging Markets Portfolio will primarily invest, have historically experienced and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

         With respect to investment in debt issues of foreign governments, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

         As a result of the foregoing, a foreign governmental issuer may default on its obligations. If such a default occurs, a Portfolio may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

          The issuers of the foreign government and government-related high-yield securities, including Brady Bonds, in which The Emerging Markets, The International Small-Cap, The High-Yield Bond, The Global Fixed Income and The International Fixed Income Portfolios expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which The Emerging Markets, The International Small-Cap, The High-Yield Bond, The Global Fixed Income and The International Fixed Income Portfolios may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         With respect to forward foreign currency exchange, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain. See "FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS" below.

         A Portfolio may be subject to foreign withholding taxes on income from certain foreign securities. This in turn, could reduce a Fund's distributions paid to shareholders. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include, as relevant, the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract and similar financial instrument if such instrument is not "marked to market." The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department has authority to issue regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the Portfolios may make or enter into will be subject to the special currency rules described above.

         With reference to the Portfolios' investments in foreign government securities, there is the risk that a foreign governmental issuer may default on its obligations. If such a default occurs, a Portfolio may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

         The issuers of foreign government and government-related debt securities have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high-yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that Brady Bonds and other foreign government and government-related securities will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         Investments and opportunities for investments by foreign investors in emerging market countries are subject to a variety of national policies and restrictions. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which the Portfolios' invest. Although these restrictions may in the future make it undesirable to invest in emerging countries, a Portfolio's advisor or sub-advisor, as relevant, does not believe that any current registration restrictions would affect its decision to invest in such countries.

         As disclosed in the Prospectuses for The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The International Small-Cap Portfolio, The International Large-Cap Equity Portfolio, The Global Fixed Income Portfolio, The Intermediate Fixed Income Portfolio, The Core Plus Fixed Income Portfolio and The International Fixed Income Portfolio, the foreign short-term fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the euro. Such securities may include those issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote development or reconstruction. They include: The Work Bank, European Investment Bank, Asian Development Bank, European Economic Community and the Inter-American Development Bank. Such fixed-income securities will be typically rated, at the time of purchase, AA or higher by Standard & Poor's Ratings Group or Aa or higher by Moody's Investor Service, Inc. or of comparable quality as determined by the Portfolio's investment advisor.

Foreign Currency Transactions (The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The International Small-Cap Portfolio, The International Large-Cap Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Large-Cap Growth Equity Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio, The Real Estate Investment Trust Portfolios, The All-Cap Growth Equity Portfolio, The Intermediate Fixed Income Portfolio, The Core Plus Fixed Income Portfolio and The High-Yield Bond Portfolio)

         The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap Portfolios, The International Large-Cap Equity, The Global Fixed Income, The International Fixed Income (as well as The Large-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios consistent with their limited ability to invest in foreign securities) may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

         Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Portfolio will account for forward contracts by marking to market each day at daily exchange rates.

         When a Portfolio enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of its assets denominated in such foreign currency, its Custodian Bank will place or will cause to be placed cash or liquid equity or debt securities in a separate account of that Portfolio in an amount not less than the value of that Portfolio's total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of that Portfolio's commitments with respect to such contracts.

         The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Global Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity and The International Fixed Income Portfolios may also enter into transactions involving foreign currency options, futures contracts and options on futures contracts, in order to minimize the currency risk in its investment portfolio.

         Foreign currency options are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase, in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of a rate movement adverse to a Portfolio's position, a Portfolio may forfeit the entire amount of the premium plus any related transaction costs. As in the case of other types of options, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.

         A Portfolio will write call options only if they are "covered" and put options only if they are secured. A call written by a Portfolio will be considered covered if a Portfolio owns short-term debt securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. A put option written by a Portfolio will be considered secured if, so long as a Portfolio is obligated as the writer of the put, it segregates with its Custodian Bank cash or liquid high grade debt securities equal at all times to the aggregate exercise price of the put.

         As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, non-refundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contrast, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of futures contacts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

         Certain options on foreign currencies, like forward contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments. Options on foreign currencies may also be traded on national securities exchanges regulated by the Commission or commodities exchanges regulated by the Commodity Futures Trading Commission.

         A foreign currency futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a foreign currency. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of foreign currency futures contracts, the currency underlying the contract is delivered by the seller and paid for by the purchaser, or on which, in the case of certain futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transactions. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. Subsequent payments to and from the broker referred to as "variation margin" are made on a daily basis as the value of the currency underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

         A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearinghouse guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

         A call option on a futures contract provides the holder with the right to purchase, or enter into a "long" position in, the underlying futures contract. A put option on a futures contract provides the holder with the right to sell, or enter into a "short" position, in the underlying futures contract. In both cases, the option provides for a fixed exercise price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option and the writer delivers to the holder the accumulated balance in the writer's margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. In the event that an option written by the Portfolio is exercised, the Portfolio will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         An option becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

Forward Foreign Currency Exchange Contracts

         The foreign investments made by The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Real Estate Investment Trust, The Global Fixed Income, The International Fixed Income, The Global Equity, The Emerging Markets, The International Small-Cap, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The All-Cap Growth Equity, The Large-Cap Growth Equity, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios present currency considerations which pose special risks, as described in the Prospectus.

         Although these Portfolios value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Portfolio transactions and to minimize currency value fluctuations. A Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A Portfolio will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.

         A Portfolio may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

         For example, when the investment advisor believes that the currency of a particular foreign country may suffer a significant decline against the U.S. dollar or against another currency, a Portfolio may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. A Portfolio will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

         The Portfolios may enter into forward contracts to hedge the currency risk associated with the purchase of individual securities denominated in particular currencies. In the alternative, the Portfolios may also engage in currency "cross hedging" when, in the opinion of the investment advisors, as appropriate, the historical relationship among foreign currencies suggests that the Portfolios may achieve the same protection for a foreign security at reduced cost and/or administrative burden through the use of a forward contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

         At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize gain or loss from currency transactions.

         With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

         It is impossible to forecast the market value of Portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a Portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

Brady Bonds (The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio and The International Small-Cap Portfolio)
         The Global Fixed Income, The International Fixed Income, The Emerging Markets and The International Small-Cap Portfolios may invest, within the limits specified in the related Prospectus, in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989, as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's ability to service its external obligations and promote its economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The investment advisor to the Portfolios believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds a viable opportunity for investment.

         Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors.

Options on Securities, Futures Contracts and Options on Futures Contracts (The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Core Plus Fixed Income Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio, The Small-Cap Value Equity Portfolio, The International Large-Cap Equity Portfolio, The All-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio)
         In order to remain fully invested, and to reduce transaction costs, The Mid-Cap Growth Equity, The Real Estate Investment Trust, The Core Plus Fixed Income, The Emerging Markets, The Global Equity, The International Small-Cap, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Small-Cap Value Equity, The International Large-Cap Equity and The All-Cap Growth Equity Portfolios may, to the limited extent identified in the related Prospectus, use futures contracts, options on futures contracts and options on securities and may enter into closing transactions with respect to such activities. The Large-Cap Growth Equity Portfolio is permitted to enter into such transactions; however, options on securities, futures contracts and options on futures contracts are not expected to be a primary component of the Portfolio's investment strategy at this time. The Portfolios may only enter into these transactions for hedging purposes, if it is consistent with the Portfolios' investment objectives and policies. The Portfolios will not engage in such transactions to the extent that obligations resulting from these activities in the aggregate exceed 25% of the Portfolios' assets, or 20% of The Real Estate Investment Trust Portfolios' total assets.

Options

         The Mid-Cap Growth Equity, The Real Estate Investment Trust, The Core Plus Fixed Income, The Emerging Markets, The Global Equity, The International Small-Cap, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Small-Cap Value Equity, The International Large-Cap Equity, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may purchase call options, write call options on a covered basis, purchase put options and write put options. Writing put options will require the Portfolio to segregate assets sufficient to cover the put while the option is outstanding.

         The Portfolios may invest in options that are either exchange-listed or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Portfolios' ability to effectively hedge their securities. The Mid-Cap Growth Equity Portfolio will not invest more than 10% of its assets in illiquid securities, and The Real Estate Investment Trust, The Core Plus Fixed Income, The Emerging Markets, The Global Equity, The International Small-Cap, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Small-Cap Value Equity, The International Large-Cap Equity, The Large-Cap Growth Equity and The All-Cap Growth Equity Portfolios will not invest more than 15% of their respective assets in illiquid securities.

         A. Covered Call Writing-- The Portfolios may write covered call options from time to time on such portion of their securities as the investment advisor determines is appropriate given the limited circumstances under which the Portfolios intend to engage in this activity. A call option gives the purchaser of such option the right to buy and the writer (in this case a Portfolio) the obligation to sell the underlying security at the exercise price during the option period. The advantage is that the writer receives a premium income and the purchaser may hedge against an increase in the price of the securities it ultimately wishes to buy. If the security rises in value, however, the Portfolio may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to options on actual portfolio securities owned by the Portfolios, a Portfolio may enter into closing purchase transactions. A closing purchase transaction is one in which the Portfolio, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Consistent with the limited purposes for which the Portfolios intend to engage in the writing of covered calls, closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Portfolios to write another call option on the underlying security with either a different exercise price or expiration date or both.

         The Portfolios may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, a Portfolio will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         The Portfolios will write call options only on a covered basis, which means that the Portfolios will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Portfolios would be required to continue to hold a security which they might otherwise wish to sell, or deliver a security they would want to hold. Options written by the Portfolios will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

         B. Purchasing Call Options-- The Portfolios may purchase call options to the extent that premiums paid by the Portfolios do not aggregate more than 2% of their respective total assets. When a Portfolio purchases a call option, in return for a premium paid by the Portfolio to the writer of the option, the Portfolio obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Portfolios may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         The Portfolios may, following the purchase of a call option, liquidate their positions by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Portfolios will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Portfolios will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although the Portfolios will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Portfolios would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Portfolio may expire without any value to the Portfolio.

         C. Purchasing Put Options --The Portfolios may purchase put options to the extent premiums paid by the Portfolios do not aggregate more than 2% of their respective total assets. The Mid-Cap Growth Equity, The Real Estate Investment Trust and The Core Plus Fixed Income Portfolios will, at all times during which they hold a put option, own the security covered by such option.

         A put option purchased by the Portfolios gives them the right to sell one of their securities for an agreed price up to an agreed date. Consistent with the limited purposes for which the Portfolios intend to purchase put options, the Portfolios intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Portfolio to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Portfolio will lose the value of the premium paid. The Portfolio may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Portfolios may sell a put option purchased on individual portfolio securities. Additionally, the Portfolios may enter into closing sale transactions. A closing sale transaction is one in which a Portfolio, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         D. Writing Put Options --A put option written by a Portfolio obligates it to buy the security underlying the option at the exercise price during the option period and the purchaser of the option has the right to sell the security to the Portfolio. During the option period, the Portfolio, as writer of the put option, may be assigned an exercise notice by the broker/dealer through whom the option was sold requiring the Portfolio to make payment of the exercise price against delivery of the underlying security. The obligation terminates upon expiration of the put option or at such earlier time at which the writer effects a closing purchase transaction. A Portfolio may write put options only if the Portfolio will maintain in a segregated account with its Custodian Bank, cash, U.S. government securities or other assets in an amount not less than the exercise price of the option at all times during the option period. The amount of cash, U.S. government securities or other assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Portfolios. Consistent with the limited purposes for which the Portfolios intend to engage in the writing of put options, such put options will generally be written in circumstances where the investment advisor wishes to purchase the underlying security for the Portfolios at a price lower than the current market price of the security. In such event, a Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

         Following the writing of a put option, the Portfolios may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Portfolios may not, however, effect such a closing transaction after they have been notified of the exercise of the option.

Options on Stock Indices

         The Emerging Markets, The Global Equity, The Core Plus Fixed Income, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may acquire options on stock indices. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received to make delivery of this amount. Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, a Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on domestic exchanges such as: The Chicago Board Options Exchange, the New York Stock Exchange and American Stock Exchange as well as on foreign exchanges.

         A Portfolio's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which the price moves in the Portfolio's securities. Since a Portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Portfolio bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Portfolio's ability effectively to hedge its securities. A Portfolio will enter into an option position only if there appears to be a liquid secondary market for such options.

         A Portfolio will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained and to take advantage of the liquidity available in the option markets.

Futures and Options on Futures

         Consistent with the limited circumstances under which The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust, The Global Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity, The Intermediate Fixed Income and The Core Plus Fixed Income Portfolios will use futures, the Portfolios may enter into contracts for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When a Portfolio enters into a futures transaction, it must deliver to the futures commission merchant selected by the Portfolio an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Portfolio's Custodian Bank. Thereafter, a "variation margin" may be paid by the Portfolio to, or drawn by the Portfolio from, such account in accordance with controls set for such account, depending upon changes in the price of the underlying securities subject to the futures contract.

         Consistent with the limited purposes for which the Portfolios may engage in these transactions, a Portfolio may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, a Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Because the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market.

         With respect to options on futures contracts, when a Portfolio is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

         The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase.

         If a put or call option that a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, consistent with the limited purposes for which the Portfolios will engage in these activities, a Portfolio will purchase a put option on a futures contract to hedge the Portfolio's securities against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, the Portfolios may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if a Portfolio is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Portfolio had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Portfolios may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, the Portfolios may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Futures Contracts And Options On Futures Contracts

         In order to remain fully invested, to facilitate investments in portfolio securities and to reduce transaction costs, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust, The Global Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity, The Intermediate Fixed Income and The Core Plus Fixed Income Portfolios may, to a limited extent, enter into futures contracts, purchase or sell options on futures contracts and engage in certain transactions in options on securities, and may enter into closing transactions with respect to such activities. For the same purposes, The International Large-Cap Equity Portfolio may also enter into futures contracts on stock indices and purchases or sell options on stock index futures and stock indices and may enter into closing transactions with respect to these activities. The Portfolios will only enter into these transactions for hedging purposes if it is consistent with the Portfolios' investment objectives and policies and the Portfolios will not engage in such transactions to the extent that obligations relating to futures contracts, options on futures contracts and options on securities, in the aggregate, exceed 25% of the Portfolios' assets.

         Additionally, The International Fixed Income, The Global Equity, The Emerging Markets, The International Small-Cap and The International Large-Cap Equity Portfolios may enter into futures contracts, purchase or sell options on futures contracts, and trade in options on foreign currencies, and may enter into closing transactions with respect to such activities to hedge or "cross hedge" the currency risks associated with its investments.

         The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust, The Global Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity, The Intermediate Fixed Income and The Core Plus Fixed Income Portfolios may enter into contracts for the purchase or sale for future delivery of securities. A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which the securities underlying the contracts are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. This amount is generally maintained in a segregated account at the custodian bank. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

         Foreign currency futures contracts operate similarly to futures contracts concerning securities. When The International Fixed Income, The Global Equity, The Emerging Markets or The International Large-Cap Equity Portfolios sells a futures contract on a foreign currency, it is obligated to deliver that foreign currency at a specified future date. Similarly, a purchase by the Portfolio gives it a contractual right to receive a foreign currency. This enables the Portfolio to "lock in" exchange rates. The Portfolios may also purchase and write options to buy or sell futures contracts in which the Portfolio's may invest and enter into related closing transactions. Options on futures are similar to options except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. The Portfolios will not enter into futures contracts and options thereon to the extent that more than 5% of a Portfolio's assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such futures contracts and options thereon would not exceed 20% of the Portfolio's total assets. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limit.

         To the extent that interest or exchange rates move in an unexpected direction, the Portfolio may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that a Portfolio purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market would prevent the Portfolio from closing out its positions relating to futures.

Asset-Backed Securities (The Intermediate Fixed Income Portfolio and The Core Plus Fixed Income Portfolio)
         The Intermediate Fixed Income and The Core Plus Fixed Income Portfolios may each invest a portion of their assets in asset-backed securities. All such securities must be rated in one of the four highest rating categories by a reputable credit rating agency (e.g., BBB by S&P or Baa by Moody's). Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the Portfolio to pay the debt service on the debt obligations issued.

         The rate of principal payment on asset, The Core Plus Fixed Income principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. Such asset-backed securities do however, involve certain risks not associated with mortgage-backed securities, including the risk that security interest cannot be adequately or in many case, ever, established and other risks which may be peculiar classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

High-Yield, High Risk Securities
         The International Fixed Income, The Global Fixed Income, The Core Plus Fixed Income and The All-Cap Growth Equity Portfolios may invest up to 5%, 5%, 30%, 30% and 5%, respectively, of its assets in high risk, high-yield fixed-income securities of foreign governments, including, within specified limitations, so-called Brady Bonds. The Emerging Markets Portfolio may invest up to 35% of its net assets in fixed-income securities issued by emerging country companies, and foreign governments, their agencies and instrumentalities or political sub-divisions, all of which may be high-yield, high risk securities, including Brady Bonds. The International Small-Cap Portfolio may invest up to 15% of its net assets in fixed-income securities some or all of which may be corporate obligations, and some or all of which may be below investment grade, or unrated. These high-yield, high risk securities are rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the investment advisor to have characteristics similar to such rated securities.

         The High-Yield Bond Portfolio invests primarily in securities rated B-or higher by S&P or B3 or higher by Moody's or, if unrated, judged to be of comparable quality by the investment advisor. See "APPENDIX A--RATINGS" to this SAI for more rating information.

         High yield, high risk bonds are considered to be of poor standing and predominantly speculative and entail certain risks, including the risk of loss of principal, which may be greater than the risks involved with investing in investment grade securities. Such securities are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the high-yield securities. Such securities are subject to a substantial degree of credit risk. In the past, the high-yields from these bonds have compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The High-Yield Bond Portfolio's investment advisor intends to maintain an adequately diversified portfolio of these bonds. Investments in high yield bonds by other Portfolios is limited as discussed herein and in the Prospectus. While diversification and limiting the percentage of the Portfolio that can be invested in such bonds can help to reduce the effect of an individual default on the Portfolios, there can be no assurance that diversification or limitation will protect the Portfolios from widespread bond defaults brought about by a sustained economic downturn.

         Medium and low-grade bonds held by the Portfolios may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

         The economy and interest rates may affect these high-yield, high risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the respective Portfolios' net asset values per share.

        Although the market for high-yield bonds has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During the economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during the economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high yield bonds, adversely affect the value of outstanding bonds, adversely affect the liquidity of such bonds, and/or adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in the Portfolio's net asset value.

         In addition, if, as a result of volatility in the high-yield market or other factors, the Portfolio experiences substantial net redemptions of the Portfolio's shares for a sustained period of time, the Portfolio may be required to sell securities without regard to the investment merits of the securities to be sold. If the Portfolio sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Portfolio will decrease and the Portfolio's expense ratios may increase.

         Furthermore, the secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse effect on the Portfolio's ability to dispose of particular issues, when necessary, to meet the Portfolio's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The Portfolio's privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

         Finally, there are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high-yield bonds. For example, Congressional legislation limited the deductibility of interest paid on certain high-yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. For example, many insurance companies have restricted or eliminated their purchase of high-yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high-yield issues, could reduce the number of new high-yield securities being issued and could make it more difficult for the Portfolio to attain its investment objective.

Convertible Debt and Non-Traditional Equity Securities

         A portion of The Small-Cap Value Equity, The High-Yield Bond, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The International Small-Cap, The International Equity, The International Large-Cap Equity, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios' assets may be invested in convertible debt securities of issuers in any industry, and The Real Estate Investment Trust Portfolios' assets may be invested in convertible securities of issuers in the real estate industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible debt securities provide a fixed-income stream and the opportunity, through a conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. The All-Cap Growth Equity Portfolio may invest in convertible securities without reference to such securities' investment grade rating because it invests in such securities primarily for their equity characteristics.

         The Small-Cap Value Equity, The Real Estate Investment Trust, The High-Yield Bond, The Emerging Markets, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as a Portfolio, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         The Small-Cap Value Equity, The Real Estate Investment Trust, The High-Yield Bond, The Emerging Markets, The International Small-Cap, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

REITS
         The Real Estate Investment Trust Portfolios' and The Small-Cap Value Equity Portfolio's investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Depositary Receipts

         The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Large-Cap Value Equity, The Large-Cap Growth Equity, The International Equity, The Labor Select International Equity, The International Large-Cap Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The All-Cap Growth Equity, The Real Estate Investment Trust, The Global Fixed Income, The International Fixed Income, The Global Equity, The Emerging Markets and The International Small-Cap Portfolios may invest in sponsored and unsponsored ADRs. Such ADRs that The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Large-Cap Value Equity, The Mid-Cap Growth Equity Portfolio, The Small-Cap Value Equity and The Real Estate Investment Trust Portfolios may invest in will be those that are actively traded in the United States.

         In conjunction with their investment in foreign securities, The Large-Cap Growth Equity, The All-Cap Growth Equity, The International Equity, The Labor Select International Equity, The International Large-Cap Equity, The Global Equity, The Emerging Markets, The International Small-Cap, The Global Fixed Income and The International Fixed Income Portfolios may also invest in sponsored and unsponsored European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). In addition, The Small-Cap Growth Equity and The Small-Cap Growth II Equity Portfolios may invest in sponsored and unsponsored GDRs subject to their 10% limit on investments in foreign securities.

         ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are receipts issued by non-U.S. Banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign or U.S. securities. "Sponsored" ADRs, EDRs or GDRs are issued jointly by the issuer of the underlying security and a Depositary, and "unsponsored" ADRs, EDRs or GDRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs, EDRs or GDRs generally bear all the costs of such facilities and the Depositary of an unsponsored ADR, EDR or GDR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR, EDR or GDR. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to a Portfolio's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Repurchase Agreements
         While each Portfolio is permitted to do so, it normally does not invest in repurchase agreements, except to invest cash balances or for temporary defensive purposes.

         The funds in the Delaware Investments family, including Pooled Trust, have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow such funds jointly to invest cash balances. Each Portfolio may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

         A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Portfolio, if any, would be the difference between the repurchase price and the market value of the security. If bankruptcy proceedings are commenced with respect to the seller a Portfolio's realization upon the collateral may be delayed or limited. Each Portfolio will limit its investment's in repurchase agreements to those which its respective investment advisor, under the guidelines of the Board of Trustees, as applicable, determines to present minimal credit risks and which are of high quality. In addition, a Portfolio must have collateral of at least 102% of the repurchase price, including the portion representing the Portfolio's yield under such agreements which is monitored on a daily basis. The term of these agreements is usually from overnight to one week and never exceeds one year. The Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The Intermediate Fixed Income and The Global Fixed Income Portfolios may invest no more than 10% of net assets in repurchase agreements having a maturity in excess of seven days. The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Small-Cap Value Equity, The Real Estate Investment Trust, The Global Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity, The High-Yield Bond and The International Fixed Income Portfolios may invest no more than 15% of net assets in repurchase agreements having a maturity in excess of seven days.

Portfolio Loan Transactions
         Each Portfolio may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of Pooled Trust that the staff of the Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to Pooled Trust from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Portfolio; 3) a Portfolio must be able to terminate the loan after notice, at any time; 4) a Portfolio must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) a Portfolio may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the Board of Trustees of Pooled Trust knows that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

         The major risk to which a Portfolio would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Portfolio will only enter into loan arrangements after a review of all pertinent facts by the respective investment advisor, under the supervision of the Board of Trustees as applicable, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the respective investment advisor.

Restricted and Rule 144A Securities
         Each Portfolio may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A Securities are traded among qualified institutional investors. While maintaining oversight, the Board of Trustees, as applicable, has delegated to the respective investment advisor the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of each Portfolio's limitation (whether 15% or 10% of net assets) on investments in illiquid assets. The Boards have instructed the respective investment advisor to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of other potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         Investing in Rule 144A Securities could have the effect of increasing the level of a Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board of Trustees, as applicable, and the respective investment advisor will continue to monitor the liquidity of that security to ensure that a Portfolio has no more than 10% or 15%, as appropriate, of its net assets in illiquid securities. If an investment advisor determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Portfolio's holdings of illiquid securities exceed the Portfolio's 10% or 15% limit, as applicable, on investment in such securities, the investment advisor will determine what action shall be taken to ensure that the Portfolio continues to adhere to such limitation.

         Each Portfolio may purchase privately-placed securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return potential than comparable registered securities but involve some additional risk since they can be resold only in privately-negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which would result in the Portfolio obtaining a less favorable price on a resale.

U.S. Government Securities
         The U.S. government securities in which the various Portfolios may invest for temporary purposes and otherwise (see "INVESTMENT RESTRICTIONS" and the Prospectus of the Portfolios for additional information), include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

         U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

         Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

         An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks and the Federal National Mortgage Association.

Mortgage-Backed Securities

         The Real Estate Investment Trust, The Core Plus Fixed Income, The Intermediate Fixed Income and The Global Fixed Income Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by government sponsored corporations. Those securities include, but are not limited to, GNMA certificates. Such securities differ from other fixed-income securities in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. When prevailing interest rates rise, the value of a GNMA security may decrease as do other debt securities. When prevailing interest rates decline, however, the value of GNMA securities may not rise on a comparable basis with other debt securities because of the prepayment feature of GNMA securities. Additionally, if a GNMA certificate is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment. Funds received from prepayments may be reinvested at the prevailing interest rates which may be lower than the rate of interest that had previously been earned.

         The Portfolios also may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. To the extent any privately-issued CMOs or REMICs in which the Portfolios may invest are considered by the Commission to be investment companies, the Portfolios will limit their investments in such securities in a manner consistent with the provisions of the 1940 Act.

         The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantees do not extend to the mortgage-backed securities' value, which is likely to vary inversely with fluctuations in interest rates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Portfolio may reinvest the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

         Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Portfolios may invest.

         Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest-only" class), while the other class will receive all of the principal (the "principal-only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

         Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 10% or 15%, as applicable, of a Portfolio's net assets.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Each of the Portfolios may invest in such private-backed securities but, the Portfolios, other than The Intermediate Fixed Income Portfolio, will do so (i) only if the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, only if they are rated at the time of purchase in the two highest grades by a nationally-recognized statistical rating agency.

         The Intermediate Fixed Income and The Core Plus Fixed Income Portfolios each may invest up to 20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

Short-Term Investments

         The short-term investments in which The Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The International Large-Cap Equity, The Core Plus Fixed Income, The Labor Select International Equity, The Real Estate Investment Trust, The Global Fixed Income, The International Fixed Income, The High-Yield Bond, The Global Equity, The Emerging Markets, The International Small-Cap, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may invest include:

         (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a U.S. commercial bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the net assets of a Portfolio, in the case of The Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios, and 15% of the net assets of a Portfolio, in the case of The Small-Cap Value Equity, The Core Plus Fixed Income, The Labor Select International Equity, The Real Estate Investment Trust, The Global Equity, The Emerging Markets, The International Small-Cap, The High-Yield Bond, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Large-Cap Growth Equity and The All-Cap Growth Equity Portfolios. Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).



         A Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by a nationally-recognized statistical rating organization;

         (2) Commercial paper with the highest quality rating by a nationally-recognized statistical rating organization (e.g., A-1 by S&P or Prime-1 by Moody's) or, if not so rated, of comparable quality as determined by a Portfolio's investment advisor;

         (3) Short-term corporate obligations with the highest quality rating by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if not so rated, of comparable quality as determined by a Portfolio's investment advisor;

         (4) U.S. government securities (see "U.S. Government Securities"); and

         (5) Repurchase agreements collateralized by securities listed above.

         (6) And in the case of The Global Equity, The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The Global Fixed Income and The International Fixed Income Portfolios, bank deposits held by or at the Portfolio's Custodian Bank or one of its sub-custodians.

Investment Company Securities
         Any investments that the Portfolios make in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Portfolios may not (1) own more than 3% of the voting stock of another investment company; and (2) invest more than 5% of the Portfolio's total assets in the shares of any one investment company; nor, (3) invest more than 10% of the Portfolio's total assets in shares of other investment companies. These percentage limitations also apply to the Portfolio's investments in unregistered investment companies.

Zero Coupon and Pay-In-Kind Bonds
         Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or pay value. PIK bonds pay interest through the issuance to holders of additional securities. Zero coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Portfolios authorized to invest in them. Investments in zero coupon or PIK bonds would require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise might have continued to hold or to borrow. These rules could affect the amount, timing and tax character of income distributed to you by the Portfolio.

When-Issued and Delayed Delivery Securities
         Each Portfolio may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. A Portfolio will maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time the Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Warrants
         The Global Equity, The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that the Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Concentration
         In applying a Portfolio's policies on concentration: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

ACCOUNTING AND TAX ISSUES

         When The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Large-Cap Growth Equity Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio, The International Large-Cap Equity Portfolio, The All-Cap Growth Equity Portfolio, The Core Plus Fixed Income Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio or The Small-Cap Growth II Equity Portfolio writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the section of the Portfolio's assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and ask prices. If an option which a Portfolio has written expires on its stipulated expiration date, the Portfolio recognizes a short-term capital gain. If a Portfolio enters into a closing purchase transaction with respect to an option which the Portfolio has written, the Portfolio realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security on foreign currency and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Portfolio for the purchase of a put option is reported in the section of the Portfolio's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and ask prices. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Portfolio exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

Options on Certain Stock Indices
         Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Portfolio at the end of each fiscal year on a broad-based stock index will be required to be "marked to market" for federal income tax purposes. Generally, 60% of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

Other Tax Requirements
         Each Portfolio has qualified or intends to qualify, and each that has qualified intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Portfolio generally pays no Federal income tax on the income and gains it distributes.

         The Trustees reserve the right not to maintain the qualification of a Portfolio as a regulated investment company if they determine such course of action to be beneficial to shareholders. In such case, the Portfolio would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

         In order to qualify as a regulated investment company for federal income tax purposes, each Portfolio must meet certain specific requirements, including:

         (i) Each Portfolio must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of a Portfolio's total assets, and, with respect to 50% of a Portfolio's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of a Portfolio's total assets or 10% of the outstanding voting securities of the issuer. For purposes of the tax diversification test under Subchapter M of the Internal Revenue Code, repurchase agreements constitute securities and are not considered to be cash or cash items;

         (ii) Each Portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

         (iii) Each Portfolio must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

         The Code requires each Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year, 98% of its capital gain net income earned during the 12 month period ending October 31 and 100% of any undistributed amounts from the prior year to you by December 31 of each year in order to avoid federal excise taxes. Each Portfolio intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that their distributions will be sufficient to eliminate all such taxes.

         When a Portfolio holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

         Under a rule relating to "Constructive Sale Transactions", a Portfolio must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Portfolio generally will be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract with respect to same or substantially identical property; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

Investment in Foreign Currencies and Foreign Securities
         Certain of the Portfolios are authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to each Portfolio:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Portfolio accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Portfolio actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, or forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by a Portfolio.

         If a Portfolio's Section 988 losses exceed a Portfolio's other net investment company taxable income during a taxable year, a Portfolio generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Portfolio shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Portfolio shares will be treated as capital gain to you.

         A Portfolio may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Portfolio's income dividends paid to you.

         Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Portfolio. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains, when distributed, are taxable to you as ordinary income, and any losses reduce a Portfolio's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Portfolio's ordinary income distributions to you, and may cause some or all of the Portfolio's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

         Investment in Passive Foreign Investment Company securities--The Portfolios may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Portfolio receives an "excess distribution" with respect to PFIC stock, the Portfolio itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Portfolio to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Portfolio held the PFIC shares. A Portfolio itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Portfolio taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Portfolio. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain. This may have the effect of increasing Portfolio distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         A Portfolio may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Portfolio generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market the Portfolio's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), unrealized gains would be treated as though they were realized. The Portfolio would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Portfolio were to make this second PFIC election, tax at the Portfolio level under the PFIC rules generally would be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by a Portfolio (if any), the amounts distributable to you by a Portfolio, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Portfolio acquires shares in that corporation. While a Portfolio will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

         Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by a Portfolio, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce a Portfolio's income available for distribution to you, and may cause some or all of a Portfolio's previously distributed income to be classified as a return of capital.


TRADING PRACTICES AND BROKERAGE

         The investment advisor or sub-advisor of each Portfolio, as the case may be, selects brokers or dealers to execute transactions on behalf of a Portfolio for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. A number of trades are made on a net basis where securities either are purchased directly from the dealer or are sold to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the investment advisor or sub-advisor pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, Pooled Trust pays a minimal share transaction cost when the transaction presents no difficulty.

         Securities transactions for The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap, The Global Fixed Income, The International Fixed Income, The Large-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios may be effected in foreign markets which may not allow negotiation of commissions or where it is customary to pay fixed rates.

         During the fiscal years ended October 31, 2000, 2001 and 2002, the aggregate dollar amounts of brokerage commissions paid by the Portfolios listed below amounted to the following:

                                                                             2002                  2001                   2000
                                                                             ----                  ----                   ----
The Large-Cap Value Equity Portfolio                                     $172,878              $233,715               $257,490
The Mid-Cap Growth Equity Portfolio                                        $8,711               $10,234                $11,017
The International Equity Portfolio                                       $225,271                   N/A               $835,932
The Global Fixed Income Portfolio                                             N/A               $60,650                    N/A
The Labor Select International Equity Portfolio                           $81,590              $368,707               $152,344
The Real Estate Investment Trust Portfolio                               $810,489              $271,597               $144,159
The Emerging Markets Portfolio                                           $243,616                $2,512               $357,530
The Global Equity Portfolio                                                $3,205               $32,991                 $3,817
The Small-Cap Growth Equity Portfolio                                     $74,550               $27,633                $13,160
The Small-Cap Growth II Equity Portfolio(1)                                   N/A                   N/A                    N/A
The Real Estate Investment Trust Portfolio II                             $57,080                   N/A                 $5,394
The Intermediate Fixed Income Portfolio                                       N/A                   N/A                    N/A
The High-Yield Bond Portfolio                                                 N/A                   N/A                    N/A
The Core Plus Fixed Income Portfolio(2)                                       N/A                   N/A                    N/A
The International Fixed Income Portfolio                                      N/A                   N/A                    N/A
The Small-Cap Value Equity Portfolio                                       $5,546                $5,449                 $6,490
The International Small-Cap Portfolio                                      $3,914                $2,605                 $3,025
The International Large-Cap Equity Portfolio                               $1,025                $1,222                 $7,691
The All-Cap Growth Equity Portfolio                                       $34,268               $22,009                $12,183
The Large-Cap Growth Equity Portfolio(3)                                   $3,832                $1,947                    N/A

(1)      Has not commenced operations as of the date of this Part B.
(2)      Commenced operations on June 28, 2002.
(3)      Commenced operations on October 31, 2000.


         The investment advisors or sub-advisors may allocate out of all commission business generated by all of the Portfolios and accounts under management by them, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the investment advisors or sub-advisors in connection with their investment decision-making process with respect to one or more funds and accounts they manage, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended October 31, 2002, portfolio transactions of the following Portfolios in the amounts listed below, resulting in brokerage commissions in the amounts listed below, were directed to brokers for brokerage and research services provided:

                                                                 Portfolio                  Brokerage
                                                               Transactions                Commissions
                                                                  Amounts                    Amounts
                                                                  -------                    -------
The Large Cap Value Equity Portfolio                            $35,496,356                  $54,304
The Mid-Cap Growth Equity Portfolio                              $2,043,860                  $3,330
The International Equity Portfolio                               $5,456,537                  $12,795
The Labor Select International Equity Portfolio                  $5,542,756                  $10,530
The Real Estate Investment Trust Portfolio                      $192,113,055                $425,917
The Emerging Markets Portfolio                                    $870,651                   $2,171
The Small-Cap Growth Equity Portfolio                           $10,645,789                  $19,054
The Small-Cap Growth II Equity Portfolio1                           N/A                        N/A
The Real Estate Investment Trust Portfolio II                   $11,948,827                  $26,301
The Intermediate Fixed Income Portfolio                             N/A                        N/A
The High-Yield Bond Portfolio                                       N/A                        N/A
The Core Plus Fixed Income Portfolio2                               N/A                        N/A
The Global Equity Portfolio                                       $392,479                    $548
The Global Fixed Income Portfolio                                   N/A                        N/A
The International Fixed Income Portfolio                            N/A                        N/A
The Small-Cap Value Equity Portfolio                              $748,257                   $1,784
The International Small-Cap Portfolio                               $-0-                      $-0-
The International Large-Cap Equity Portfolio                       $7,672                      $25
The All-Cap Growth Equity Portfolio                              $9,059,628                  $13,566
The Large-Cap Growth Equity Portfolio                            $1,154,553                  $1,594

(1)      Has not commenced operations as of the date of this Part B.
(2)      Commenced operations on June 28, 2002.


         As provided under the Securities Exchange Act of 1934 and each Portfolio's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, Pooled Trust believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the investment advisors or sub-advisors which constitute in some part brokerage and research services used by the investment advisors or sub-advisors in connection with their investment decision-making process and constitute in some part services used by them in connection with administrative or other functions not related to their investment decision-making process. In such cases, the investment advisors or sub-advisors will make a good faith allocation of brokerage and research services and will pay out of their own resources for services used by them in connection with administrative or other functions not related to their investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to Pooled Trust and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the Portfolios receiving the pricing service.

         Combined orders for two or more accounts or funds engaged in the purchase or sale of the same security may be placed if the judgment is made that joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the investment advisors or sub-advisors and the Board of Trustees of Pooled Trust that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with NASDR(sm) Regulation, Inc. (the "NASDR(sm)") rules, and subject to seeking best execution, orders may be placed with broker/dealers that have agreed to defray certain Portfolio expenses, such as custodian fees.

         Subject to best execution, Portfolio orders may be placed with qualified broker/dealers who recommend the Portfolios or who acts as agents in the purchase of shares of the Portfolios for their clients.


PORTFOLIO TURNOVER
         Portfolio trading will be undertaken principally to accomplish each Portfolio's objective in relation to anticipated movements in the general level of interest rates. A Portfolio is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act. A Portfolio will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such a turnover always will be incidental to transactions undertaken with a view to achieving a Portfolio's investment objective.

         The degree of portfolio activity may affect brokerage costs of a Portfolio and taxes payable by a Portfolio's shareholders. A turnover rate of 100% would occur, for example, if all the investments in a Portfolio's securities at the beginning of the year were replaced by the end of the year. In investing for capital appreciation, a relevant Portfolio may hold securities for any period of time. Portfolio turnover will also be increased by The Mid-Cap Growth Equity Portfolio, either of The Real Estate Investment Trust Portfolios, The International Large-Cap Equity Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio, The Core Plus Fixed Income Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio, The All-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio, if the Portfolio writes a large number of call options which are subsequently exercised. To the extent a Portfolio realizes gains on securities held for less than six months, such gains are taxable to the shareholder subject to tax or to a Portfolio at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Portfolio shares. High portfolio turnover involves correspondingly greater brokerage costs and may affect taxes payable by shareholders that are subject to federal income taxes.

         The Large Cap Value Equity, The International Equity, The Labor Select International Equity, The International Fixed Income, The Emerging Markets, The Global Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust, The International Small-Cap and The International Large-Cap Equity Portfolios have generally had portfolio turnover rates below 100%. The Mid-Cap Growth Equity, The Global Fixed Income, The Intermediate Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The Focused Value, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 100%. The High-Yield Bond Portfolio is expected to experience portfolio turnover rates significantly in excess of 100%. The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of purchases or sales of securities for the particular fiscal year by the monthly average of the value of the securities owned by the Portfolio during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         The portfolio turnover rates of the following Portfolios for the past two fiscal years were as follows:

                                                                           October 31, 2002      October 31, 2001
                                                                           ----------------      ----------------
         The Large Cap Value Equity Portfolio                                     95%                  113%
         The Mid-Cap Growth Equity Portfolio                                     112%                  133%
         The International Equity Portfolio Original Class                        10%                   13%
         The International Equity Portfolio Class P                               10%                   N/A
         The Global Fixed Income Portfolio                                        58%                   32%
         The Labor Select International Equity Portfolio                          12%                   15%
         The Real Estate Investment Trust Portfolio                               65%                   61%
         The Intermediate Fixed Income Portfolio                                 381%                  243%
         The High-Yield Bond Portfolio                                           553%                  830%
         The International Fixed Income Portfolio                                 46%                   60%
         The Emerging Markets Portfolio                                           36%                   35%
         The Global Equity Portfolio                                              26%                   24%
         The Small-Cap Value Equity Portfolio                                     47%                   72%
         The Small-Cap Growth Equity Portfolio                                    46%                   67%
         The Small-Cap Growth II Equity Portfolio1                                N/A                   N/A
         The Real Estate Investment Trust Portfolio II                            61%                   65%
         The Core Plus Fixed Income Portfolio2                                   847%                   N/A
         The International Small-Cap Portfolio                                    31%                   17%
         The International Large-Cap Equity Portfolio                             10%                   10%
         The All-Cap Growth Equity Portfolio                                     130%                  147%
         The Large-Cap Growth Equity Portfolio                                   142%                   68%

         (1) Has not commenced operations as of the date of this Part B.
         (2) Commenced operations on June 28, 2002.


         A new portfolio manager assumed responsibility for making the day to day investment decisions for The High-Yield Bond Portfolio in the last half of 2000. Another contributing factor to high turnover rates in 2001 was the record level of new issue bonds in 2001 that provided a unique opportunity to seek long-term total return. Going forward, it is expected that The High-Yield Bond Portfolio will experience portfolio turnover rates between 100% and 200%.


PURCHASING SHARES

         Delaware Distributors, L.P. (the "Distributor") serves as the national distributor for each Portfolio's shares. See the related Prospectus for information on how to invest. Pooled Trust reserves the right to suspend sales of Portfolio shares, and reject any order for the purchase of Portfolio shares if in the opinion of management such rejection is in the Portfolio's best interest.

         Certificates representing shares purchased are not ordinarily issued unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares of The Real Estate Investment Trust Portfolio or for any Portfolio in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained on behalf of Pooled Trust. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Pooled Trust for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Portfolios for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.





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

Purchasing Shares (The Real Estate Investment Trust Portfolio Class of The Real Estate Investment Trust Portfolio, Original Class of The International Equity Portfolio and all other Portfolios)
         Shares of each Portfolio are sold on a continuous basis directly to institutions and high net-worth individuals at the net asset value next determined after the receipt of a purchase order and a Federal Funds wire as described more fully in the related Prospectus. In addition, for purchases of shares in The Emerging Markets Portfolio, a purchase reimbursement fee of 0.75% of the dollar amount invested is charged to investors and paid to the Portfolio to help defray expenses of investing purchase proceeds. For The Global Equity Portfolio, the purchase reimbursement fee is equal to 0.40% of the dollar amount invested, for The International Small-Cap Portfolio, the purchase reimbursement fee is equal to 0.55% of the dollar amount invested and for The International Large-Cap Equity Portfolio, the purchase reimbursement fee is equal to 0.45% of the dollar amount invested. In lieu of paying that fee, an investor in The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio may elect, subject to agreement by Delaware International, to invest by a contribution of in-kind securities or may follow another procedure that has the same economic impact on the Portfolio and its shareholders, in which case the purchase reimbursement fee will not apply. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE." The minimum for initial investments is $1,000,000 for each Portfolio. There are no minimums for subsequent investments. See the related Prospectus for special purchase procedures and requirements that may be applicable to prospective investors in The Emerging Markets Portfolio, The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Global Equity Portfolio and The International Small-Cap Portfolio. At such time as Pooled Trust receives appropriate regulatory approvals to do so in the future, under certain circumstances, Pooled Trust may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with Delaware International or an affiliate of Delaware to make investments in the Portfolios by a contribution of securities in-kind to such Portfolios.

Purchasing Shares (Class P Shares of The International Equity Portfolio)
         Class P Shares of The International Equity Portfolio are available only to defined contribution plans making at least a $5 million initial investment or having plan assets of at least $100 million. There are no minimums for subsequent investments. Investments made by plan participants in an employer-sponsored defined contribution plan will be made in accordance with directions provided by or on behalf of the employer. See the related Prospectus for special purchase procedures and requirements that may be applicable to prospective investors in the Portfolio. At such time as Pooled Trust receives appropriate regulatory approvals to do so in the future, under certain circumstances, Pooled Trust may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with Delaware International or an affiliate of Delaware to make investments in such Portfolio by a contribution of securities in-kind to the Portfolio.

         Class P Shares are purchased at net asset value and are subject to 12b-1 Distribution and Service Plan expenses. See "Plans Under Rule 12b-1" under "PURCHASING SHARES" in this Part B.

         Pooled Trust reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in The International Equity Portfolio's best interest. An investment may be suitable for investors with long-term goals and is not suitable for investors with short-term goals. Short-term market-timing activity is discouraged as such activity may result in the Portfolio being unable to invest effectively in accordance with its investment objectives and policies or being otherwise adversely affected. The Portfolio monitors investment activity that appears to follow a market-timing pattern. In the event of such activity in any plan account, the Portfolio may request the assistance of the employer, plan sponsor or plan recordkeeper in an effort to identify the plan participant who is involved and to curtail such activity. If the timing activity continues, the Portfolio may refuse, either temporarily or permanently, further investments from that plan.

         The NASDR(SM) has adopted amendments to its rules relating to investment company sales charges. Pooled Trust and the Distributor intend to operate in compliance with these rules.

         Class P Shares and Original Class Shares of The International Equity Portfolio represent a proportionate interest in the Portfolio's assets and will receive a proportionate interest in the Portfolio's income, before application as to Class P Shares, of any expenses under that class' Distribution and Service Plan. Dividends, if any, paid on Original Class Shares and Class P Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional expenses of the Distribution and Service Plan expenses relating to Class P Shares will be borne exclusively by such shares. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE."

Purchasing Shares (Delaware REIT Fund A, B, C, Institutional and R Classes of The Real Estate Investment Trust Portfolio)
         The minimum initial investment generally is $1,000 for Delaware REIT Fund A Class, B Class and C Class. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors, trustees and employees of any Delaware Investments fund, the investment advisor or any of the investment advisor's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Investments Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for Class R and the Institutional Class, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See "INVESTMENT PLANS" for purchase limitations applicable to retirement plans. Pooled Trust will reject any purchase order for more than $100,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. Pooled Trust reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in The Real Estate Investment Trust Portfolio's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Portfolio can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. The Portfolio reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         The Real Estate Investment Trust Portfolio also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Portfolio will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         The Real Estate Investment Trust Portfolio also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASDR(SM) has adopted amendments to its rules relating to investment company sales charges. Pooled Trust and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. See the table in the appropriate Prospectus. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4.00% if shares are redeemed within one year of purchase; (ii) 3.25% if shares are redeemed during the second year following purchase; (iii) 2.75% if shares are redeemed during the third year following purchase; (iv) 2.25% if shares are redeemed during the fourth and fifth years following purchase; and (v) 1.50% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See "AUTOMATIC CONVERSION OF CLASS B SHARES," below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See "Plans Under Rule 12b-1" under "PURCHASING SHARES," and "DETERMINING OFFERING PRICE AND NET ASSET VALUE" in this Part B.

         Class R Shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge. Class R Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

         Class A Shares, Class B Shares, Class C Shares, Institutional Class Shares and Class R Shares represent a proportionate interest in The Real Estate Investment Trust Portfolio's assets and will receive a proportionate interest in that Portfolio's income, before application, as to Class A, Class B, Class C and Class R Shares, of any expenses under that Portfolio's 12b-1 Plans.

Alternative Purchase Arrangements (The Real Estate Investment Trust Portfolio)
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Portfolio with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         Class R Shares have no front-end sales charge and are not subject to a CDSC, but incur annual 12b-1 expenses of up to a maximum of 0.60%. Class A Shares generally are not available for purchase by anyone qualified to purchase Class R Shares.

         In comparing Class B Shares and Class C Shares to Class R Shares, investors should consider the higher 12b-1 Plan expenses on Class B Shares and Class C Shares. Investors also should consider the fact that Class R Shares do not have a front-end sales charge and, unlike Class B Shares and Class C Shares, are not subject to a CDSC. In comparing Class B Shares to Class R Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the class is subject and the desirability of an automatic conversation feature to Class A Shares (with lower annual 12b-1 Plan fees), which is available only for Class B Shares and does not subject the investor to a CDSC.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Portfolios, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption, and in the case of Class R Shares, from the proceeds of the 12b-1 Plan fees. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares, Class C Shares and Class R Shares. Investors should understand that the purpose and function of the respective 12b-1
Plans (including for Class R Shares) and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See "Plans Under Rule 12b-1."

         Dividends, if any, paid on Class A Shares, Class B Shares, Class C Shares and Class R Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares, Class C Shares and Class R Shares will be borne exclusively by such shares. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE."

Class A Shares (The Real Estate Investment Trust Portfolio)
         Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the appropriate Prospectus, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See "SPECIAL PURCHASE FEATURES - CLASS A SHARES," below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission (The Real Estate Investment Trust Portfolio)
         As described in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial advisor's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE" under "REDEMPTION AND EXCHANGE") may be aggregated with those of the Class A Shares of The Real Estate Investment Trust Portfolio. Financial advisors also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares (The Real Estate Investment Trust Portfolio)
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of The Real Estate Investment Trust Portfolio, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See "WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES AND CLASS C SHARES" under "REDEMPTION AND EXCHANGE" for the Portfolio Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the Portfolio. See "AUTOMATIC CONVERSION OF CLASS B SHARES," below. Such conversion will constitute a tax-free exchange for federal income tax purposes. See "TAXES." Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

Deferred Sales Charge Alternative - Class B Shares (The Real Estate Investment Trust Portfolio)
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Portfolio shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Portfolio to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See "REDEMPTION AND EXCHANGE."

Automatic Conversion of Class B Shares (The Real Estate Investment Trust Portfolio)
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of the Portfolio acquired through a reinvestment of dividends will convert to Class A Shares of the Portfolio pro-rata with Class B Shares not acquired through dividend reinvestment. If the Class B Shares of the Portfolio have been exchanged for Class B Shares of Delaware Group Cash Reserve Fund, the Delaware Cash Reserve Fund Class B Shares will convert into Delaware Cash Reserve Fund Consultant Class Shares rather than Delaware Cash Reserve Fund A Class Shares. In the case of exchanges into other Delaware Investments funds, Class B Shares will be converted into Class A Shares of the same fund.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See "TAXES."

Level Sales Charge Alternative - Class C Shares (The Real Estate Investment Trust Portfolio)
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Portfolio shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B, even after the exchange. See "REDEMPTION AND EXCHANGE."

Plans Under Rule 12b-1 (The Real Estate Investment Trust Portfolio and The International Equity Portfolio Class P)
         Pursuant to Rule 12b-1 under the 1940 Act, Pooled Trust has adopted a separate plan for each of the Class A Shares, the Class B Shares, the Class C Shares and the Class R Shares of The Real Estate Investment Trust Portfolio and the Class P Shares of The International Equity Portfolio (the "Plans"). Each Plan permits the relevant Portfolio to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies.

         The Plans permit each Portfolio, pursuant to the Distribution Agreement, to pay out of the assets of the applicable class monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such class. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing out of the Distributor's own assets the commission costs to dealers with respect to the initial sale of such shares.

         In addition, the Portfolio may make payments out of the assets of Class A Shares, Class B Shares, Class C Shares, Class R Shares and Class P Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by The Real Estate Investment Trust Portfolio under the Plans, and the Portfolio's Distribution Agreement, is on an annual basis up to 0.30% of Class A Shares' average daily net assets for the year of Class A Shares, up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of Class B Shares' and Class C Shares' average daily net assets for the year and up to 0.60% of Class R Shares' average daily net assets for the year. The maximum aggregate fee payable by The International Equity Portfolio under the Class P Plan, and the Portfolio's Distribution Agreement, is on an annual basis up to 0.20% of the Class P Shares' average daily net assets for the year. The Class P Shares' distribution and service fees may be retained by DDLP or used by DDLP in a manner determined to be appropriate to help offset the cost of shareholder and plan recordkeeping. Pooled Trust's Board of Trustees may reduce the amounts payable under each Plan at any time. Pursuant to Board action, the maximum aggregate fee currently payable by Class A Shares of The Real Estate Investment Trust Portfolio is 0.25%.

         All of the distribution and service expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares, Class C Shares, Class R Shares and Class P Shares would be borne by such persons without any reimbursement from such Classes. Subject to seeking best price and execution, the Classes may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreement have been approved by the Board of Trustees of Pooled Trust, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Pooled Trust and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner, as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, the Class A Shares, Class B Shares, Class C Shares, Class R Shares and Class P Shares and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to the Classes. The Plans and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Class, as well as by a majority vote of those trustees who are not "interested persons." With respect to the Class A Share Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Class B Shares. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Pooled Trust having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Pooled Trust must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

         For the fiscal year ended October 31, 2002, 12b-1 Plan payments from Delaware REIT Fund A Class, B Class and C Class amounted to $281,102, $490,151 and $304,857, respectively. (Class R Shares were not available for purchase during this period. Such amounts were used for the following purposes:

                                                        Delaware REIT         Delaware REIT        Delaware REIT
                                                            Fund                  Fund                  Fund
                                                           A Class               B Class               C Class
                                                           -------               -------               -------
         Advertising                                          -                      -                     -
         Annual/Semi-Annual Reports                           -                      -                     -
         Broker Trails                                     $281,102              $122,448               $99,388
         Broker Sales Charges                                 -                  $252,419              $197,138
         Dealer Service Expenses                              -                  $115,284               $8,331
         Interest on Broker Sales Charges                     -                      -                     -
         Commissions to Wholesalers                           -                      -                     -
         Promotional-Broker Meetings                          -                      -                     -
         Promotional-Other                                    -                      -                     -
         Prospectus Printing                                  -                      -                     -
         Telephone                                            -                      -                     -
         Wholesaler Expenses                                  -                      -                     -
         Other                                                -                      -                     -

Other Payments to Dealers - Class A Shares, Class B Shares, Class C Shares and Class R Shares (The Real Estate Investment Trust Portfolio)
         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of shares of the Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

Special Purchase Features - Class A Shares (The Real Estate Investment Trust Portfolio)

Buying Class A Shares at Net Asset Value
         Class A Shares of The Real Estate Investment Trust Portfolio may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Current and former officers, trustees/directors and employees of Pooled Trust, any other fund in the Delaware Investments family, the Manager, or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the other funds in the Delaware Investments family, including any fund that may be created, at the net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the investment advisor or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisors affiliated with a broker or dealer, if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of the Portfolio; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on Retirement Financial Services, Inc.'s proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the investment advisor or its affiliates; or (ii) is sponsored by an employer that has at any point after May 1, 1997 more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to Retirement Financial Services, Inc. in writing that it has the requisite number of employees and received written confirmation back from Retirement Financial Services, Inc. See "GROUP INVESTMENT PLANS" for information regarding the applicability of the Limited CDSC.

         Purchases of Class A Shares at net asset value may be made by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firm has entered into a Class A Share NAV Agreement with respect to such retirement platform.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to the Portfolio account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

         Pooled Trust must be notified in advance that the trade qualifies for purchase at net asset value.

Allied Plans
         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See "COMBINED PURCHASES PRIVILEGE," below.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See "INVESTING BY EXCHANGE."

         A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial advisor's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See "CLASS A SHARES," above.

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under " REDEMPTION AND EXCHANGE -- WAIVER OF LIMITED CONTINGENT DEFERRED SALES CHARGE - CLASS A SHARES" under, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE" under "REDEMPTION AND EXCHANGE."

Letter of Intention
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Pooled Trust, which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Those purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all Classes of shares of the Portfolio and of the other mutual funds in Delaware Investments previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments fund that did carry a front-end sales charge, CDSC or Limited CDSC.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of

Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Portfolio and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege
         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Portfolio and all other Delaware Investments mutual funds. In addition, if you are an investment advisory client of the Manager's affiliates, you may include assets held in a stable value account in the total amount. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Portfolio and all other Delaware Investments mutual funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquire those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC. If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $10,000 and subsequently purchases $40,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
         Holders of Class A Shares and Class B Shares of the Portfolio (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Portfolio or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of the remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisors or the Transfer Agent, which also serves as the Portfolio's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans
         Group Investment Plans which are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares described in the Prospectus, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Portfolio in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Portfolio in which they are investing in connection with each purchase. See "RETIREMENT PLANS" under "INVESTMENTS PLANS" for information about retirement plans.

         The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE" under "REDEMPTION AND EXCHANGE." Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that, Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

Class R Shares
         Class R Shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware's retirement recordkeeping system that are offering R Class Shares to participants.

Institutional Class
         The Institutional Class of The Real Estate Investment Trust Portfolio is available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;
(b) tax-exempt employee benefit plans of the investment advisor or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the investment advisor or its affiliates and those having client relationships with Delaware Investment Advisors, an affiliate of the investment advisor, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; (e) registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes, but only if the advisor is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services; and (f) certain plans qualified under Section 529 of the Internal Revenue Code for which Delaware Service Company, Inc., the Distributor, or the Manager or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services ("Eligible 529 Plans").

         Shares of the Institutional Class are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.


INVESTMENT PLANS OF THE REAL ESTATE INVESTMENT TRUST PORTFOLIO

Reinvestment Plan/Open Account
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits or returns of capital, if any, will be automatically reinvested in additional shares of the respective A, B or C Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions on Institutional Class Shares are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares, Institutional Class Shares and Class R Shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares, Class C Shares and Class R Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in Delaware Investments, including the Portfolio, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to the Portfolio in which the investor does not then have an account will be treated like all other initial purchases of the Portfolio's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Portfolio, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares, Class B Shares or Class R Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares and dividends from Class R Shares may only be directed to other Class R Shares.

         Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of the Portfolio. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in the Portfolio's Prospectus. See "REDEMPTION AND EXCHANGE" for more complete information concerning your exchange privileges.

         Holders of Class A Shares of the Portfolio may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares, Class C Shares or Class R Shares of the Portfolio or of any other fund in the Delaware Investments family. Holders of Class B Shares of the Portfolio are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of the Portfolio are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of the Portfolio and Class C Shares of the Portfolio acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Portfolio acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Portfolio. Holders of Class R Shares of the Portfolio are permitted to exchange all or part of their Class R Shares only into Class R Shares of other Delaware Investments funds or, if Class R Shares are not available for a particular fund, into the Class A Shares of such fund.

         Permissible exchanges into Class A Shares of the Portfolio will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Portfolio will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing proceeds from Eligible 529 Plans
         The proceeds of a withdrawal from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments Family of Funds will qualify for treatment as if such proceeds had been exchanged from another Fund within the Delaware Investments Family of Funds rather than transferred from the Eligible 529 Plan, as described under "INVESTMENT PLANS - Investing by Exchange." The treatment of your redemption proceeds from an Eligible 529 Plan described in this paragraph does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of the Delaware Investments Family of Funds into an Eligible 529 Plan.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan--Investors may arrange for the Portfolio to accept for investment in Class A Shares, Class B Shares, Class C Shares or Class R Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Portfolio account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                      * * *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to the Portfolio from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Portfolio may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Portfolio.

Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Portfolio accounts. Either Portfolio will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Pooled Trust for proper instructions.

MoneyLine (SM) On Demand
         You or your investment dealer may request purchases of Class A, B and C Shares by phone using MoneyLine (SM) On Demand. When you authorize the Portfolio to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Portfolio account, you must have your signature guaranteed. The Portfolio does not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
         Shareholders can use the Wealth Builder Option to invest in the Class A Shares, Class B Shares and C Shares through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Class A, B and C Shares may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Class A, B and C Shares Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See "REDEMPTION AND EXCHANGE" for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Class.



Asset Planner
         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial advisor or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisors or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial advisor, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under "INVESTING BY EXCHANGE." Also see "BUYING CLASS A SHARES AT NET ASSET VALUE." The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B, Class C and Class R Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Portfolio and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to the Transfer Agent to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years. See "INSTITUTIONAL CLASS," above, for additional information on any of the plans and Delaware's retirement services, or call the Shareholder Service Center.

Retirement Plans
         An investment in the Delaware REIT Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan, Individual Retirement Account ("IRA") and the new Roth IRA and Education IRA.

         Among the retirement plans that Delaware Investments offers, Class B Shares are available only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See "WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES" under "REDEMPTION AND EXCHANGE" for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $100,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the investment advisor and others that provide services to such Plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See "INSTITUTIONAL CLASS," above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans
         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares, Class C Shares and Class R Shares.

Individual Retirement Account ("IRA")
         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, the deductibility of such contributions may be restricted based on certain income limits.

IRA Disclosures
         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Education IRA are available in addition to the existing deductible IRA and non-deductible IRA.

Deductible and Non-deductible IRAs
         An individual can contribute up to $3,000 to his or her IRA through 2004. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan.

         In June of 2001, The Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The $3,000 limit will rise to $5,000 in 2008 with annual inflation adjustments thereafter. Individuals who have attained age 50 by the end of 2001 will be eligible to make additional "catch-up" contributions of $500 for 2002 through 2005, and $1,000 beginning in 2006.

         The annual contribution limits through 2008 are as follows:

               Calendar Year          Under Age 50          Age 50 and Above
               -------------          ------------          ----------------
                 2002-2004               $3,000                  $3,500
                   2005                  $4,000                  $4,500
                 2006-2007               $4,000                  $5,000
                   2008                  $5,000                  $6,000

         Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $3,000 in 2002 and increased limits in subsequent years are still available if the taxpayer's AGI is not greater than $34,000 ($54,000 for taxpayers filing joint returns) for tax years beginning in 2002. A partial deduction is allowed for married couples with AGI greater than $54,000 and less than $64,000, and for single individuals with AGI greater than $34,000 and less than $44,000. These income phase-out limits are annually increased until they reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as $2,000 and defer taxes on interest or other earnings from the IRAs.

         Under the law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is not greater than $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI greater than $150,000 and less than $160,000.

Conduit (Rollover) IRAs
         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

Roth IRAs
         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $3,000 through 2004 can be made to a Roth IRA, reduced by any contributions to a deductible or nondeductible IRA for the same year. The limits after 2004 are the same as for a regular IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year before applying the AGI limitation. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI greater than $95,000 and less than $110,000, and for couples filing jointly with AGI greater than $150,000 and less than $160,000. Qualified distributions from a Roth IRA are exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributable to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions are tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and previously deducted contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% additional tax for early withdrawal would apply.

Education IRAs
         For taxable years beginning after December 31, 1997, an Education IRA has been created exclusively for the purpose of paying qualified higher education expenses. Beginning in 2002, the annual contribution that can be made for each designated beneficiary is $2,000 and qualifying expenses will no longer be limited to those related to higher education.

         Elementary (including kindergarten) and secondary public, private or religious school tuition expenses will now qualify. The new law specifically permits as elementary and secondary school expenses academic tutoring; certain computer technology; and expenses for uniforms, transportation, and extended day programs.

         The annual contribution limit for an Education IRA is in addition to the annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Education IRAs. In addition, multiple Education IRAs can be created for the same beneficiary, however, the contribution limit of all contributions for a single beneficiary cannot exceed the annual limit.

         Beginning in 2002, the modified AGI limit increases for couples filing jointly to $190,000 for a full contribution through $220,000 for a partial contribution. Individuals with modified AGI above the phase-out range are not allowed to make contributions to an Education IRA established on behalf of any individual.

         Distributions from an Education IRA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in an Education IRA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and subject to an additional 10% tax if the distribution is not for qualified higher education expenses. In general, tax-free transfers and rollovers of account balances from one Education IRA benefiting one beneficiary to another Education IRA benefiting a different beneficiary (as well as redesignations of the named beneficiary) are permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

Group IRAs or Group Roth IRAs
         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of the Portfolio.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see "CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES."

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principal residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

Simplified Employee Pension Plan ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares, Class C Shares and Class R Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")
         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus.

Deferred Compensation Plan for State and Local Government Employees ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Portfolio. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus.

SIMPLE IRA
         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)
         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.


DETERMINING OFFERING PRICE AND NET ASSET VALUE

The Real Estate Investment Trust Portfolio Class of The Real Estate Investment Trust Portfolio and all other Portfolios
         Orders for purchases of shares of a Portfolio are effected at the net asset value of that Portfolio next calculated after receipt of the order by Pooled Trust and Federal Funds wire by the Portfolio's Custodian Bank, plus in the case of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio, any applicable purchase reimbursement fee equal to 0.75%, 0.40%, 0.55% and 0.45%, respectively, of the dollar amount invested.

         Net asset value is computed at the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time, on days when the New York Stock Exchange is open and an order to purchase or sell shares of a Portfolio has been received or is on hand, having been received since the last previous computation of net asset value. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, Pooled Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         With respect to the International Equity Portfolio, each Class will bear, pro-rata, all of the common expenses of the Portfolio. The net asset values of all outstanding shares of each Class will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Portfolio represented by the value of shares of that Class. All income earned and expenses incurred by the Portfolio will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Portfolio represented by the value of shares of such Classes, except that the Class P Shares alone will bear the 12b-1 Plan expenses payable under its Plan. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of The International Equity Portfolio may vary. However, the net asset value per share of each Class is expected to be equivalent.

The Real Estate Investment Trust Portfolio
         Orders for purchases of Class A Shares are effected at the offering price next calculated by The Real Estate Investment Trust Portfolio after receipt of the order by Pooled Trust, its agent or certain other authorized persons. See "DISTRIBUTION AND SERVICE" under "INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS." Orders for purchases of Class B Shares, Class C Shares, Class R Shares and the Institutional Class are effected at the net asset value per share next calculated after receipt of the order by the Portfolio, its agent or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly. Orders for purchases of the Real Estate Investment Trust Portfolio Class Shares are effected at the net asset value per share next calculated after receipt of the order by Pooled Trust and Federal Funds wire by the Portfolio's Custodian Bank.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, Pooled Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         Each Class will bear, pro-rata, all of the common expenses of The Real Estate Investment Trust Portfolio. The net asset values of all outstanding shares of each Class will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Portfolio represented by the value of shares of that Class. All income earned and expenses incurred by the Portfolio will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Portfolio represented by the value of shares of such Classes, except that the Class A, Class B, Class C and Class R Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of The Real Estate Investment Trust Portfolio may vary. However, the net asset value per share of each Class is expected to be equivalent.

                                      * * *

         The net asset value per share of each Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are generally valued at the last quoted sale price at the close of the exchange on which the security is primarily traded or at the last quoted sales price available before the time when net assets are valued. Unlisted domestic equity securities are valued at the last sale price as of the close of the New York Stock Exchange. Domestic equity securities traded over-the-counter and domestic equity securities which are not traded on the valuation date are valued at the mean of the bid and asked price or at a price determined to represent fair value.

         U.S. government securities are priced at the mean of the bid and asked price. Corporate bonds and other fixed-income securities are generally valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Net asset value includes interest on fixed-income securities, which is accrued daily. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted mean price or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted mean price will be used. Securities with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

         Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices. Non-exchange traded options are also valued at the mean between the last reported bid and asked prices. Futures contracts are valued at their daily quoted settlement price. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods determined by the Board of Trustees, as applicable.

         The securities in which The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios (as well as The Large-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The Core Plus Fixed Income and The High-Yield Bond Portfolios, each of which possesses a limited ability to invest in foreign securities) may invest from time to time may be listed primarily on foreign exchanges which trade on days when the New York Stock Exchange is closed (such as holidays or Saturday). As a result, the net asset value of those Portfolios may be significantly affected by such trading on days when shareholders have no access to the Portfolios.

         For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and ask prices of such currencies against the U.S. dollar as provided by an independent pricing service or any major bank, including the Custodian Banks. Forward foreign currency contracts are valued at the mean price of the contract. Interpolated values will be derived when the settlement date of the contract is on an interim period for which quotations are not available. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated into U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares of The Real Estate Investment Trust Portfolio, the offering price per share, is included in the financial statements for the Portfolios, which are incorporated by reference into this Part B.

REDEMPTION AND EXCHANGE

The Real Estate Investment Trust Portfolio Class of The Real Estate Investment Trust Portfolio and all other Portfolios
         Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

         No charge is made by any Portfolio for redemptions, except that shareholders that redeem shares of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio are assessed by the relevant Portfolio a redemption reimbursement fee of 0.75%, 0.30%, 0.45% and 0.35%, respectively. Payment for shares redeemed or repurchased may be made either in cash or in-kind, or partly in cash and partly in-kind. If a redemption of shares is made in-kind, the redemption reimbursement fee that is otherwise applicable will not be assessed. Any portfolio securities paid or distributed in-kind would be valued as described in "DETERMINING OFFERING PRICE AND NET ASSET VALUE." Subsequent sales by an investor receiving a distribution in-kind could result in the payment of brokerage commissions. Payment for shares redeemed ordinarily will be made within three business days, but in no case later than seven days, after receipt of a redemption request in good order. See "REDEMPTION OF SHARES" in the related Prospectus for special redemption procedures and requirements that may be applicable to shareholders in The Emerging Markets Portfolio, The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The International Small-Cap Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Global Equity Portfolio. Under certain circumstances, eligible investors who have an existing investment counseling relationship with Delaware Investment Advisers or Delaware International will not be subject to Pooled Trust's in-kind redemption requirements until such time as Pooled Trust receives appropriate regulatory approvals to permit such redemptions for the account of such investors.

         Pooled Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which Pooled Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Portfolio during any 90-day period for any one shareholder.

         The value of a Portfolio's investments is subject to changing market prices. Redemption proceeds may be more or less than the shareholder's cost depending upon the market value of the Portfolio's securities. Thus, a shareholder redeeming shares of a Portfolio may, if such shareholder is subject to federal income tax, sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Small Accounts
         Due to the relatively higher cost of maintaining small accounts, Pooled Trust reserves the right to redeem Portfolio shares in any of its accounts at the then-current net asset value if as a result of redemption or transfer a shareholder's investment in a Portfolio has a value of less than $500,000. However, before Pooled Trust redeems such shares and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than $500,000 and will be allowed 90 days from that date of notice to make an additional investment to meet the required minimum. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption.

                                      * * *

         Pooled Trust has available certain redemption privileges, as described below. They are unavailable to shareholders of The Emerging Markets Portfolio, The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The International Small-Cap Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Global Equity Portfolio whose redemptions trigger the special in-kind redemption procedures. See the related Prospectus. The Portfolios reserve the right to suspend or terminate these expedited payment procedures at any time in the future.

Expedited Telephone Redemptions
         Shareholders of Class P Shares of The International Equity Portfolio wishing to redeem shares may call Pooled Trust at 800 510-4015. Holders of all other Portfolios and their shares, including The International Equity Portfolio Class Shares, wishing to redeem shares for which certificates have not been issued may call Pooled Trust at 800 231-8002 prior to 4 p.m., Eastern time, and have the proceeds mailed to them at the record address. Checks payable to the shareholder(s) of record will normally be mailed three business days, but no later than seven days, after receipt of the redemption request.

         In addition, redemption proceeds can be transferred to your predesignated bank account by wire or by check by calling Pooled Trust, as described above. The Telephone Redemption Option on the Account Registration Form must have been elected by the shareholder and filed with Pooled Trust before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

         1. Payment By Wire: Request that Federal Funds be wired to the bank account designated on the Account Registration Form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is no charge for this service. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the Portfolio to the shareholder's bank account.

         2. Payment by Check: Request a check be mailed to the bank account designated on the Account Registration Form. Redemption proceeds will normally be mailed three business days, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it. If expedited payment under these procedures could adversely affect a Portfolio, Pooled Trust may take up to seven days to pay the shareholder.

         To reduce the risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the Account Registration Form. If a shareholder wishes to change the bank account designated for such redemption, a written request in accordance with the instructions set forth in the Prospectus will be required.

Exchange Privilege
         Shares of each Portfolio, other than Class P Shares of The International Equity Portfolio, may be exchanged for shares of any other Portfolio or for the institutional classes of the other funds in the Delaware Investments family. Class P Shares of The International Equity Portfolio may only be exchanged for the institutional classes of other funds in the Delaware Investments family Exchange requests should be sent to Delaware Pooled Trust, 2005 Market Street, Philadelphia, PA 19103-7094 Attn: Client Services (Attn:
Special Services for Class P Shares of The International Equity Portfolio).

         Any such exchange will be calculated on the basis of the respective net asset values of the shares involved and will be subject to the minimum investment requirements noted above. There is no sales commission or charge of any kind, except for the special purchase and redemption reimbursement fees for exchanges involving shares of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio. See "EXCHANGE PRIVILEGE" under "SHAREHOLDER SERVICES" in the related Prospectus. The shares of a Portfolio into which an exchange is made, if necessary, must be authorized for sale in the state in which the investor is domiciled. Before making an exchange, a shareholder should consider the investment objectives of the Portfolio to be purchased.

         Exchange requests may be made either by mail, facsimile message or by telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by Pooled Trust for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m., Eastern time, for the Portfolios will be processed as of the close of business on the same day. Requests received after this time will be processed on the next business day. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees, as applicable, to assure that such exchanges do not disadvantage a Portfolio and its shareholders. Exchanges into and out of The Emerging Markets Portfolio, The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The International Small-Cap Portfolio and The Global Equity Portfolio shall be subject to the special purchase and redemption procedures identified in sections of the related Prospectus entitled Purchase of Shares and Redemption of Shares.

         For federal income tax purposes, an exchange between Portfolios is a taxable event for shareholders subject to federal income tax, and, accordingly, a gain or loss may be realized. Pooled Trust reserves the right to suspend or terminate or amend the terms of the exchange privilege upon 60 days' written notice to client shareholders.

                                      * * *

         Neither Pooled Trust, the Portfolios nor the Portfolios' transfer agent, Delaware Service Company, Inc., is responsible for any losses incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such telephone transactions, Pooled Trust will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as if it does not, Pooled Trust or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

Class A Shares, Class B Shares and Class C Shares and Institutional Class Shares of The Real Estate Investment Trust Portfolio
         You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of the Portfolio and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial advisor or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Portfolio receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Portfolio will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. The Portfolio may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         In addition to redemption of Portfolio shares, the Distributor, acting as agent of the Portfolio, offers to repurchase Portfolio shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Portfolio, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE." The Portfolio and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

         Orders for the repurchase of Portfolio shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Portfolio or certain other authorized persons (see "DISTRIBUTION AND SERVICE" under "INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS"); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         The Portfolio will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Portfolio will honor redemption requests as to shares for which a check was tendered as payment, but the Portfolio will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Portfolio reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Portfolio will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Portfolio or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practical, or it is not reasonably practical for the Portfolio fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Portfolio may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Pooled Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder.

         The value of the Portfolio's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Portfolio may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE," below. Class B Shares are subject to a CDSC of: (i) 4.00% if shares are redeemed within one year of purchase; (ii) 3.25% if shares are redeemed during the second year of purchase; (iii) 2.75% if shares are redeemed during the third year following purchase; (iv) 2.25% if shares are redeemed during the fourth or fifth years following purchase; and (v) 1.50% if shares are redeemed during the sixth year following purchase and (vi) 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See "CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES" under "PURCHASING SHARES." Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Class A, B and C Shares, there may be a bank wiring cost, neither the Portfolio nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Portfolio, the Portfolio's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Portfolio for a longer period of time than if the investment in New Shares were made directly.

Written Redemption
         You can write to the Portfolio at 2005 Market Street, Philadelphia, PA 19103-7094 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Portfolio require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). The Portfolio reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Portfolio may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares and Institutional Class shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares, Class C Shares or Class R Shares.


Written Exchange
         You may also write to the Portfolio (at 2005 Market Street, Philadelphia, PA 19103-7094) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Portfolio in which you have your account in writing that you do not wish to have such services available with respect to your account. The Portfolio reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Portfolio by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Portfolio nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Portfolio will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Portfolio or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Class A, B and C Shares are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Class A, B and C Shares redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Portfolio, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Portfolio reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLine(SM) On Demand
         You or your investment dealer may request redemptions of Class A, B and C Shares by phone using MoneyLine(SM) On Demand. When you authorize the Portfolio to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions. See "MONEYLINE(SM) ON DEMAND" under "INVESTMENT PLANS."

Timing Accounts
         Redemptions of Timing Accounts--Redemption requests made from Timing Accounts will be made only by check. Redemption proceeds from these accounts will not be wired to shareholder bank accounts. Such checks will be sent no later than seven days after receipt of a redemption request in good order.

         Right to Refuse Timing Accounts--With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Portfolio will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments funds from Timing Firms. The Portfolio reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Portfolio within two weeks of an earlier exchange request out of the Portfolio, or (ii) makes more than two exchanges out of the Portfolio per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Portfolio's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

         Restrictions on Timed Exchanges--Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments funds: (1) Delaware Decatur Equity Income Fund, (2) Delaware Growth and Income Fund, (3) Delaware Balanced Fund, (4) Delaware Limited-Term Government Fund, (5) Delaware Tax-Free USA Fund, (6) Delaware Cash Reserve Fund, (7) Delaware Delchester Fund and (8) Delaware Tax-Free Pennsylvania Fund. No other Delaware Investments funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments funds not listed above may not be reinvested back into that Timing Account. The Portfolio reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

         The Portfolio also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the investment advisor's judgment, the Portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Portfolio and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

Systematic Withdrawal Plans
         Shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Portfolios do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the Portfolio's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the investment advisor must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See "WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES," below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Portfolio reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Portfolio account to your predesignated bank account through the MoneyLine(SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Portfolio account, you must have your signature guaranteed. The Portfolio does not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for the Institutional Class. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value
         For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Portfolio or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under
Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits;
(vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see "BUYING CLASS A SHARES AT NET ASSET VALUE" under "PURCHASING SHARES"); and (x) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that, Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         The CDSC for Class B and Class C Shares will be waived in connection with the following redemptions: distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred

         Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the
Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares also is waived for any group retirement plan (excluding defined benefit pension plans) (i) that purchases shares through a retirement plan alliance program, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program, and (ii) for which Retirement Financial Services, Inc. provides fully bundled retirement plan services and maintains participant records on its propriety recordkeeping system.

                                      * * *

         In addition, the CDSC will be waived on Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

         The policy of Pooled Trust is to distribute substantially all of each Portfolio's net investment income and any net realized capital gains in the amount and at the times that will avoid any federal income or excise taxes. All dividends and capital gains distributions of accounts in Delaware REIT Fund Institutional Class shall be automatically reinvested in the Class. For all other Portfolios and Classes of The Real Estate Investment Trust Portfolio, shareholders may elect to receive dividends and capital gains distributions in cash, otherwise, all such dividends and distributions will be automatically reinvested in the Portfolios. The amounts of any dividend or capital gains distributions cannot be predicted.

         All dividends out of net investment income, together with distributions from short-term capital gains, will be taxable to those shareholders who are subject to income taxes as ordinary income. (These distributions may be eligible for the dividends-received deductions for corporations.) Any net long-term capital gains distributed to those shareholders who are subject to income tax will be taxable as such, regardless of the length of time a shareholder has owned their shares.

         For the fiscal year ended October 31, 2002, the percentage of dividends paid by the following Portfolios qualified for the dividends-received deduction:

The Large-Cap Value Equity Portfolio                           100%
The Real Estate Investment Trust Portfolio                       --
The Mid-Cap Growth Equity Portfolio                              --
The Small-Cap Value Equity Portfolio                           100%
The Small-Cap Growth Equity Portfolio                            --
The Small-Cap Growth II Equity Portfolio                         --
The Real Estate Investment Trust Portfolio II                    --
The Global Equity Portfolio                                      --
The International Equity Portfolio                               --
The Labor Select International Equity Portfolio                  --
The Emerging Markets Portfolio                                   --
The Intermediate Fixed Income Portfolio                          --
The High-Yield Bond Portfolio                                    --
The Core Plus Fixed Income Portfolio                             --
The Global Fixed Income Portfolio                                --
The International Fixed Income Portfolio                         --
The International Small-Cap Portfolio                            --
The International Large-Cap Equity Portfolio                     --
The All-Cap Growth Equity Portfolio                              --
The Large-Cap Growth Equity Portfolio                          100%

         Undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating net asset value per share. Therefore on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders who are subject to tax.

         Each Portfolio is treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

         Each year, Pooled Trust will mail information to investors on the amount and tax status of each Portfolio's dividends and distributions. Shareholders should consult their own tax advisors regarding specific questions as to federal, state or local taxes.

         Each class of shares of The International Equity Portfolio will share proportionately in the investment income and expenses of the Portfolio, except that Class P shares alone will incur distribution fees under its 12b-1 plan.

         Each class of shares of The Real Estate Investment Trust Portfolio will share proportionately in the investment income and expenses of the Portfolio, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 plans.


TAXES

         The following supplements the tax disclosure provided in the Prospectuses.

         A Portfolio will inform its shareholders of the amount of their income dividends and capital gain distributions, and will advise them of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Portfolio shares for a full year, the Portfolio may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Portfolio. Distributions declared in December but paid in January are taxable to you as if paid in December.

         Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes. If you redeem your Portfolio shares, or exchange them for shares of a different Delaware Investments fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

         Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Portfolio on those shares.

         All or a portion of any loss that you realize on the redemption of your Portfolio shares is disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

         If you redeem some or all of your shares in a Fund, and then reinvest the redemption proceeds in the Fund or in another Delaware Investments Portfolio within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in the Fund is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

         A portion of each Portfolio's dividends may qualify for the dividends-received deduction for corporations provided in the federal income tax law. The portion of dividends paid by a Portfolio that so qualifies will be designated each year in a notice mailed to a Portfolio's shareholders, and cannot exceed the gross amount of dividends received by a Portfolio from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of a Portfolio if the Portfolio was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Portfolio may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by a Portfolio were debt-financed or held by a Portfolio for less than a minimum period of time, generally 46 days. Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period, then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

         In addition to the federal taxes described above, distributions and gains by the Portfolios, from the sale or exchange of your shares, generally will be subject to various state and local taxes. Because shareholders' state and local taxes may be different than the federal taxes described above, shareholders should consult their own tax advisors. Non-U.S. investors may be subject to U.S. withholding and estate tax. Each year Pooled Trust will mail to you information on the amount and tax status of each Portfolio's dividends and distribution.

         A Portfolio may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Portfolio is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Portfolio (possibly causing the Portfolio to sell securities to raise the cash for necessary distributions) and/or defer the Portfolio's ability to recognize a loss, and, in limited cases, subject the Portfolio to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to you by a Portfolio.

         See also "OTHER TAX REQUIREMENTS" under "ACCOUNTING AND TAX ISSUES" in this Part B.

Futures Contracts and Stock Options

(The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Emerging Markets Portfolio, The Global Equity Portfolio, The International Large-Cap Equity Portfolio, The International Small-Cap Portfolio, The Core Plus Fixed Income Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio and The Small-Cap Growth II Equity Portfolio)
         The Mid-Cap Growth Equity Portfolio's, The Real Estate Investment Trust Portfolios', The Emerging Markets Portfolio's, The Global Equity Portfolio's, The International Large-Cap Equity Portfolio's, The Core Plus Fixed Income Portfolio's, The Small-Cap Value Equity Portfolio's, The Small-Cap Growth Equity Portfolio's, The Small-Cap Growth II Equity Portfolio's and The International Small-Cap Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. For example, certain positions held by a Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on such day, and any gain or loss associated with such positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Portfolio that substantially diminish its risk of loss with respect to other positions in a Portfolio will constitute "straddles," which are subject to special tax rules that may cause deferral of the Portfolio's losses, adjustments in the holding periods of Portfolio securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which could alter the effects of these rules. The Portfolios will limit their activities in options and futures contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

Forward Currency Contracts
(The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The Global Fixed Income Portfolio, The Emerging Markets Portfolio, The International Fixed Income Portfolio, The Global Equity Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio, The Intermediate Fixed Income Portfolio, The Core Plus Fixed Income Portfolio and The International Small-Cap Portfolio)
         The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity, The Core Fixed Income Portfolio, The Intermediate Fixed Income Portfolio, The Core Plus Fixed Income Portfolio and The International Small-Cap Portfolio will be required for federal income tax purposes to recognize any gains and losses on forward currency contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a forward currency contract is considered to be ordinary income or loss. Furthermore, forward currency futures contracts which are intended to hedge against a change in the value of securities held by these Portfolios may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

         Special tax considerations also apply with respect to foreign investments of these Portfolios. For example, certain foreign exchange gains and losses (including exchange gains and losses on forward currency contracts) realized by the Portfolio will be treated as ordinary income or losses.

State and Local Taxes
         Shares of Pooled Trust are exempt from Pennsylvania county personal property tax.


INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS

         Delaware Management Company ("Delaware"), 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to The Large-Cap Value Equity, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The High-Yield Bond and The Core Plus Fixed Income Portfolios and provides sub-advisory services to The Global Equity Portfolio, subject to the supervision and direction of Board of Trustees of Pooled Trust. Delaware International Advisers Ltd. ("Delaware International"), Third Floor, 80 Cheapside, London, England EC2V 6EE, furnishes similar services to The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios subject to the supervision and direction of Pooled Trust's Board of Trustees.

         The Fund has formally delegated to Delaware Management Company and Delaware International Advisers Ltd. (each an "Adviser") the ability to make all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

         In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Fund and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote. Beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

         The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to management compensation plans are determined on a case-by-case basis; and (vii) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products.

         Because the Fund has delegated proxy voting to the Adviser, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.

         Delaware and its predecessors have been managing the funds in the Delaware Investments family since 1938. On October 31, 2002, Delaware and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $44 billion in assets in the various institutional or separately managed (approximately $25,230,183,000) and investment company (approximately $19,370,684,000) accounts.

         The following table contains the dates of the Investment Management Agreements for the Portfolios as well as the dates that they were approved by shareholders.

                                                                                          Date Approved by
         Portfolio                                               Date of Agreement        Shareholders
         The Large-Cap Value Equity Portfolio                    December 15, 1999        December 15, 1999*
         The Mid-Cap Growth Equity Portfolio                     December 15, 1999        December 15, 1999*
         The International Fixed Income Portfolio                December 15, 1999        December 15, 1999*
         The International Equity Portfolio                      December 15, 1999        December 15, 1999*
         The Global Fixed Income Portfolio                       December 15, 1999        December 15, 1999*
         The Intermediate Fixed Income Portfolio                 December 15, 1999        December 15, 1999*
         The Labor Select International Equity Portfolio         December 15, 1999        December 15, 1999*
         The Real Estate Investment Trust Portfolio              December 15, 1999        December 15, 1999*
         The High-Yield Bond Portfolio                           December 15, 1999        December 15, 1999*
         The Emerging Markets Portfolio                          December 15, 1999        December 15, 1999*
         The Global Equity Portfolio                             December 15, 1999        December 15, 1999*
         The Real Estate Investment Trust Portfolio II           December 15, 1999        December 15, 1999*
         The Core Plus Fixed Income Portfolio                    December 15, 1999        [date]
         The Small-Cap Growth Equity Portfolio                   December 15, 1999        December 15, 1999*
         The Small-Cap Growth II Equity Portfolio                December 15, 1999        **
         The Small-Cap Value Equity Portfolio                    December 15, 1999        December 15, 1999*
         The International Small-Cap Portfolio                   December 15, 1999        December 15, 1999*
         The International Large-Cap Equity Portfolio            December 15, 1999        December 15, 1999*
         The All-Cap Growth Equity Portfolio                     December 15, 1999        March 30, 2000*
         The Large-Cap Growth Equity Portfolio                   December 15, 1999        October 30, 2000*

         *Date approved by the initial shareholder
         **Will be approved by the initial shareholder prior to commencement of operations.


         The Sub-Advisory Agreement between Delaware International and Delaware for The Global Equity Portfolio is dated December 15, 1999 and was approved by the initial shareholder on December 15, 1999.

         The Investment Management Agreements for Pooled Trust have an initial term of two years and may be renewed after their initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees, as applicable, or by vote of a majority of the outstanding voting securities of the Portfolios, and only if the terms of the renewal thereof have been approved by the vote of a majority of the trustees of Pooled Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty on 60 days' notice by the trustees of Pooled Trust or by the investment advisor. Each Agreement will terminate automatically in the event of its assignment.

         As compensation for the services to be rendered under their advisory agreements, Delaware or, as relevant, Delaware International is entitled to an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average daily net assets for the quarter:

                Portfolio                                         Rate
      The Large-Cap Value Equity Portfolio                        0.55%
      The Mid-Cap Growth Equity Portfolio                         0.75%
      The International Equity Portfolio                          0.75%
      The Labor Select International Equity Portfolio             0.75%
      The Real Estate Investment Trust Portfolio                  0.75% on the first $500 million;
                                                                  0.70% on the next $500 million;
                                                                  0.65% on the next $1.5 billion;
                                                                  0.60% on assets in excess of $2.5 billion
      The Real Estate Investment Trust Portfolio II               0.75%
      The Intermediate Fixed Income Portfolio                     0.40%
      The Global Fixed Income Portfolio                           0.50%
      The International Fixed Income Portfolio                    0.50%
      The High-Yield Bond Portfolio                               0.45%
      The Emerging Markets Portfolio                              1.00%
      The Global Equity Portfolio                                 0.75%(1)
      The Core Plus Fixed Income Portfolio                        0.43%
      The Small-Cap Growth Equity Portfolio                       0.75%
      The Small-Cap Growth II Equity Portfolio                    0.75%
      The Small-Cap Value Equity Portfolio                        0.75%
      The International Small-Cap Portfolio                       1.00%
      The International Large-Cap Equity Portfolio                0.75%
      The All-Cap Growth Equity Portfolio                         0.75%
      The Large-Cap Growth Equity Portfolio                       0.65%

(1) Delaware International has entered into a sub-advisory agreement with Delaware with respect to The Global Equity Portfolio. As compensation for its services as sub-advisor to Delaware International, Delaware is entitled to receive sub-advisory fees equal to 50% of the investment management fees under Delaware International's Investment Management Agreement with Pooled Trust on behalf of The Global Equity Portfolio.

      Delaware, or as applicable Delaware International, has elected to waive that portion, if any of the annual investment advisory fees payable by a particular Portfolio and to pay a Portfolio for its expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) did not exceed, on an annualized basis, the following percentages of average daily net assets from the commencement of operations through October 31, 2003 unless otherwise noted):

                              Portfolio
       The Large-Cap Value Equity Portfolio                     0.68%
       The Mid-Cap Growth Equity Portfolio                      0.93%
       The International Equity Portfolio                       N/A(4)
       The Labor Select International Equity Portfolio          0.96%
       The Real Estate Investment Trust Portfolio               1.10%(1)
       The Real Estate Investment Trust Portfolio II            0.86%
       The Intermediate Fixed Income Portfolio                  0.43%
       The Core Fixed Income Portfolio                          0.43%
       The Global Fixed Income Portfolio                        0.60%(2)
       The International Fixed Income Portfolio                 0.60%(3)
       The High-Yield Bond Portfolio                            0.59%
       The Emerging Markets Portfolio                           1.55%
       The Global Equity Portfolio                              0.96%
       The Core Plus Fixed Income Portfolio                     0.50%
       The Small-Cap Growth Equity Portfolio                    0.89%
       The Small-Cap Growth II Equity Portfolio                 0.92%
       The Small-Cap Value Equity Portfolio                     0.89%
       The Focused Value Portfolio                              1.20%
       The International Small-Cap Portfolio                    1.20%
       The International Large-Cap Equity Portfolio             0.96%
       The All-Cap Growth Equity Portfolio                      0.89%
       The Large-Cap Growth Equity Portfolio                    0.80%

(1) With respect to Delaware REIT Fund A Class, Delaware REIT Fund B Class, Delaware REIT Fund C Class, Delaware REIT Fund Institutional Class and the Real Estate Investment Trust Portfolio Class of The Real Estate Investment Trust Portfolio, Delaware has contracted to waive that portion, if any, of the annual investment advisory fee payable by such classes and to reimburse each class for its expenses to the extent necessary to ensure that the expenses of each class (exclusive of applicable 12b-1 plan expenses, taxes, interest, brokerage commissions, extraordinary expenses) do not exceed, on an annualized basis, 1.15% as a percentage of average net assets during the period March 1, 2002 through February 28, 2004. From March 1, 2001 through February 28, 2002, expenses were capped at 1.10%. From November 11, 1998 through February 28, 2001, expenses were capped at 0.95%. From commencement of operations of the classes through November 11, 1998, expenses were capped at 0.86%.
(2) Delaware International voluntarily elected to waive that portion, if any, of its annual investment advisory fees and to pay The Global Fixed Income Portfolio for its expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) did not exceed, on an annualized basis, 0.62% as a percentage of average net assets for the period from the commencement of the public offering for the Portfolio through October 31, 1994. Such waiver was modified effective November 1, 1994 to provide that such expenses of the Portfolio do not exceed, on an annualized basis, 0.60% through October 31, 2002.
(3) Delaware International voluntarily elected to waive that portion, if any, of its annual investment advisory fees and to pay The International Fixed Income Portfolio for its respective expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) did not exceed, on an annualized basis, 0.62% as a percentage of average net assets for the period from the commencement of the public offering for the Portfolio through April 30, 1994. Such waiver for The International Fixed Income Portfolio was modified effective May 1, 1994 to provide that such expenses of the Portfolio do not exceed, on an annual basis, 0.60% through October 31, 2002.
(4) Delaware International voluntarily elected to wave that portion, if any, of its annual investment advisory fees and to pay The International Equity Portfolio for its respective expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) did not exceed, on an annualized basis, 0.96% as a percentage of average net assets for the period from the commencement of the public offering for the Portfolio through October 31, 2001. Such waiver for The International Equity Portfolio was terminated effective November 1, 2001.

        Investment management fees incurred for the last three fiscal years with respect to each Portfolio follows:

                        Portfolio                          October 31, 2002       October 31, 2001       October 31, 2000
The Large-Cap Value Equity Portfolio                       $327,450 earned        $416,880 earned        $576,428 earned
                                                           $288,209 paid          $291,231 paid          $497,639 paid
                                                           $39,241 waived         $125,649 waived        $78,789 waived
The Mid-Cap Growth Equity Portfolio                        $19,840 earned         $31,244 earned         $55,238 earned
                                                           $7,174 paid            $17,399 paid           $46,727 paid
                                                           $12,666 waived         $13,845 waived         $8,511 waived
The International Equity Portfolio                         $3,309,081 earned      $3,923,926 earned      $6,204,153 earned
                                                           $3,309,081 paid        $3,923,926 paid        $6,204,153 paid
                                                           $-0- waived            $-0- waived            $-0- waived
The Global Fixed Income Portfolio                          $1,397,062 earned      $1,591,662 earned      $2,799,168 earned
                                                           $1,220,768 paid        $1,263,615 paid        $2,194,549 paid
                                                           $176,294 waived        $328,047 waived        $604,619 waived
The Labor Select International Equity Portfolio            $665,857 earned        $643,843 earned        $831,627 earned
                                                           $665,857 paid          $616,414 paid          $825,025 paid
                                                           $-0- waived            $27,429 waived         $6,602 waived
The Real Estate Investment Trust Portfolio                 $1,647,564 earned      $848,912 earned        $582,756 earned
                                                           $1,645,599 paid        $785,859 paid          $430,999 paid
                                                           $1,965 waived          $63,053 waived         $151,757 waived
The Intermediate Fixed Income Portfolio                    $25,014 earned         $29,019 earned         $53,970 earned
                                                           $15,579 paid           $25,337 paid           $46,302 paid
                                                           $9,435 waived          $3,682 waived          $7,668 waived
The High-Yield Bond Portfolio                              $19,638 earned         $15,378 earned         $27,120 earned
                                                           $6,764 paid            $9,240 paid            $-0- paid
                                                           $12,874 waived         $6,138 waived          $27,120 waived
The International Fixed Income Portfolio                   $191,678 earned        $224,083 earned        $386,689 earned
                                                           $163,503 paid          $184,391 paid          $313,806 paid
                                                           $28,175 waived         $39,692 waived         $72,883 waived
The Emerging Markets Portfolio                             $1,294,941 earned      $1,234,691 earned      $1,165,784 earned
                                                           $1,294,941 paid        $1,234,691 paid        $1,165,784 paid
                                                           $-0- waived            $-0- waived            $-0- waived
The Global Equity Portfolio                                $22,719 earned         $24,625 earned         $25,065 earned
                                                           $19,119 paid           $20,458 paid           $13,907 paid
                                                           $3,600 waived          $4,167 waived          $11,158 waived
The Real Estate Investment Trust Portfolio II              $124,453 earned        $50,330 earned         $20,134 earned
                                                           $113,210 paid          $46,789 paid           $4,258 paid
                                                           $11,243 waived         $3,541 waived          $15,876 waived
The Core Plus Fixed Income Portfolio(1)                    $7,450 earned          N/A                    N/A
                                                           $-0- paid
                                                           $7,450 waived
The Small-Cap Growth Equity Portfolio                      $305,234 earned        $265,027 earned        $155,739 earned
                                                           $297,178 paid          $253,710 paid          $151,177 paid
                                                           $8,056 waived          $11,317 waived         $4,562 waived
The Small-Cap Growth II Equity Portfolio(2)                N/A                    N/A                    N/A
The Small-Cap Value Equity Portfolio                       $20,921 earned         $18,766 earned         $15,714 earned
                                                           $17,694 paid           $17,321 paid           $8,379 paid
                                                           $3,227 waived          $1,445 waived          $7,335 waived
The International Small-Cap Portfolio                      $28,720 earned         $30,332 earned         $29,814 earned
                                                           $27,054 paid           $28,130 paid           $25,295 paid
                                                           $1,666 waived          $2,202 waived          $4,519 waived
The International Large-Cap Equity Portfolio               $19,534 earned         $21,350 earned         $19,374 earned
                                                           $17,398 paid           $21,350 paid           $8,531 paid
                                                           $2,136 waived          $-0- waived            $10,843 waived

The All-Cap Growth Portfolio                               $73,696 earned         $73,128 earned         $42,497 earned
                                                           $62,552 paid           $70,776 paid           $31,143 paid
                                                           $11,144 waived         $2,352 waived          $12,354 waived

The Large-Cap Growth Equity Portfolio(3)                   $7,487 earned          $9,883 earned          N/A
                                                           $-0- paid              $-0- paid
                                                           $7,487 waived          $9,883 waived

(1)      Commenced operations on June 28, 2002.
(2)      Has not commenced operations as of the date of this Part B.
(3)      Commenced operations on October 31, 2000.

         On October 31, 2002, the total net assets of Pooled Trust were $1,384,210,677 broken down as follows:

         The Large-Cap Value Equity Portfolio                     $49,224,441
         The Mid-Cap Growth Equity Portfolio                       $2,328,832
         The International Equity Portfolio                      $411,413,741
         The Global Fixed Income Portfolio                       $279,937,642
         The Labor Select International Equity Portfolio          $88,848,239
         The Real Estate Investment Trust Portfolio              $287,831,000
         The Real Estate Investment Trust Portfolio II            $24,073,431
         The Intermediate Fixed Income Portfolio                   $6,194,433
         The High-Yield Bond Portfolio                             $3,747,023
         The Emerging Markets Portfolio                          $114,573,428
         The Global Equity Portfolio                               $2,719,167
         The International Fixed Income Portfolio                 $41,934,391
         The Core Plus Fixed Income Portfolio                      $7,706,193
         The Core Fixed Income Portfolio                           $2,609,400
         The Small-Cap Growth Equity Portfolio(1)                 $43,103,703
         The Small-Cap Growth II Equity Portfolio1                        N/A
         The Small-Cap Value Equity                                $2,542,106
         The Focused Value Portfolio                               $1,355,668
         The International Small-Cap Portfolio                     $2,498,803
         The International Large-Cap Equity Portfolio              $2,327,361
         The All-Cap Growth Equity Portfolio                       $8,310,464
         The Large-Cap Growth Equity Portfolio                       $931,211


         (1)    Has not commenced operations as of the date of this Part B.

         Delaware and Delaware International are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH").

         Except for the expenses borne by the investment advisors under their respective Investment Management Agreements and the distributor under the Distribution Agreements, each Portfolio is responsible for all of its own expenses. Among others, these expenses include each Portfolio's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distribution and Service
         The Distributor is located at 2005 Market Street, Philadelphia, PA 19103 and serves as the national distributor for each Portfolio of Pooled Trust under a Distribution Agreement dated November 1, 2001. The Distributor is an affiliate of the investment advisors and bears all of the costs of promotion and distribution.

         Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Delaware and Delaware International, serves as the financial intermediary wholesaler, with respect to The Real Estate Investment Trust Portfolio pursuant to a Financial Intermediary Distribution Agreement with the Distributor dated January 1, 2001. LFD is primarily responsible for promoting the sale of Portfolio shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"). The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055. For its services, LFD receives a one-time fee from the Distributor with respect to each sale of Portfolio shares through Financial Intermediaries equal to a percentage of the net asset value of such shares. The rate of compensation paid to LFD for each sale of Portfolio shares for any calendar year is tied to the aggregate value of sales made by LFD during such calendar year with respect to (i) shares of Delaware Investments' non-money market retail funds; (ii) shares of Delaware Group Premium Fund sold through the products for which LFD acts as a wholesaler; and (iii) wrap separate account products (the products described in (i), (ii) and (iii) are referred to collectively as the "Wholesaler Products") according to the following schedule:

----------------------------------------------------------- -------------------------------------------------
Aggregate Value of Wholesaler Product Sales                             Compensation Paid to LFD
in Calendar Year                                                 (% of NAV of Fund shares sold by LFD)
----------------------------------------------------------- -------------------------------------------------
$3.75 billion or less                                                            0.45%
----------------------------------------------------------- -------------------------------------------------
More than $3.75 billion, but less than $4.5 billion                              0.50%
----------------------------------------------------------- -------------------------------------------------
$4.5 billion and above                                                           0.55%
----------------------------------------------------------- -------------------------------------------------

         In addition to the non-recurring fee discussed above, the Distributor pays LFD a continuing fee at the annual rate of 0.04% of the average daily net assets of shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries.

         The fees associated with LFD's services to Pooled Trust are borne exclusively by the Distributor and not by Pooled Trust.

         Delaware Service Company, Inc., an affiliate of Delaware, is Pooled Trust's shareholder servicing, dividend disbursing and transfer agent for each Portfolio pursuant to a Shareholders Services Agreement dated April 19, 2001. Delaware Service Company, Inc. also provides accounting services to the Portfolio pursuant to the terms of a separate Fund Accounting Agreement. Delaware Service Company, Inc.'s principal business address is 2005 Market Street, Philadelphia, PA 19103. It is also an indirect, wholly owned subsidiary of DMH.

         The Portfolios have authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Portfolios. For purposes of pricing, a Portfolio will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

OFFICERS AND TRUSTEES

         The business and affairs of Pooled Trust are managed under the direction of its Board of Trustees.

         As of [October 31, 2003], no one account held 25% or more of the outstanding shares of Pooled Trust. As of [October 31, 2003], the Trustees and Officers of Pooled Trust, as a group, owned [0.00%] of the outstanding shares of The Real Estate Investment Trust Portfolio Institutional Class; they held less than 1% of the shares of each of the other Portfolios.

         As of [October 31, 2003], management believes the following accounts held of record 5% or more of the outstanding shares of a Portfolio. Management has no knowledge of beneficial ownership.

DELAWARE POOLED TRUST:

Portfolio                              Name and Address of Account                         Share Amount        Percentage
The Large-Cap Value Equity             Commerce Bank of Kansas City                         672,198.760            25.23%
Portfolio                              Trustee Burns & McDonnell Employee
                                       Stock Ownership Plan
                                       P.O. Box 419248 Mail Stop TBMZ-6 Kansas
                                       City, MO 64141-6248

                                       Fifth Third Bank                                     415,520.090            15.59%
                                       TTEE FBO Steak N Shake PSP
                                       Delaware A/C# 65-2-6645956
                                       P.O. Box 630074
                                       Cincinnati, OH 45263-0001

                                       Jesuit High School of New Orleans                    297,571.080            11.16%
                                       4133 Banks Street
                                       New Orleans, LA 70119-6883

                                       Mac & Co                                             255,648.230             9.59%
                                       A/C LNFF5033902
                                       Mutual Funds Operations
                                       P.O. Box 3198
                                       Pittsburgh, PA 15230-3198

                                       Fleet National Bank                                  255,444.840             9.58%
                                       Customer ITO Pension Plan
                                       D/A Account 50-5029-18
                                       P.O. Box 92800
                                       Rochester, NY 14692-8900

Portfolio                              Name and Address of Account                         Share Amount        Percentage
                                       LaSalle National Bank Trustee                        207,711.570             7.79%
                                       FBO Metz Baking Company
                                       A/C #407755032-246248108
                                       P.O. Box 1443
                                       Chicago, IL 60690-1443

The Large-Cap Value Equity             Pace Local 2-286                                     148,396.820             5.57%
Portfolio                              Severance/401K Plan
                                       410 N. 8th Street
                                       Philadelphia, PA 19123-3903

                                       Board of Trustees of The Malfas TRS                  146,056.650             5.48%
                                       c/o Robert A. Duff
                                       911 Fordice Road
                                       Lebanon, IN 46052-1938

                                       State of Georgia Employees'                          144,806.250             5.43%
                                       Deferred Compensation Group Trust
                                       200 Piedmont Avenue
                                       Suite 1016 West
                                       Atlanta, GA 30334-9032

The Mid-Cap Growth Equity              Crestar Bank                                         753,305.640            79.62%
Portfolio                              Cust the College of William and Mary
                                       Attn:  A/C# 7006100-7013873
                                       P.O. Box 105870 CTR 3144
                                       Atlanta, GA 30348-5870

                                       Richard Bland College                                 67,436.840             7.12%
                                       Foundation Fund
                                       11301 Johnson Road
                                       Petersburg, VA 23805-7100

                                       First Union National Bank                             57,557.790             6.08%
                                       FBO Philadelphia Marine Trade Assoc.
                                       Pension Plan #1541050387
                                       1525 West WT Harris Blvd. CMG 1151
                                       Charlotte, NC 28262-8522

                                       Pace Local 2-286                                      51,248.860             5.41%
                                       Severance/401(k) Plan
                                       410 N 8th Street
                                       Philadelphia, PA 19123-3903

Portfolio                              Name and Address of Account                         Share Amount        Percentage
The International Equity               Deutsche Bank Trust                                2,848,220.540             7.50%
Portfolio Class                        Company Americas FBO
                                       Watson Wyatt Pension - 191823
                                       P.O. Box 9014
                                       Church Street Station
                                       New York, NY 10008

                                       First Union National Bank                          2,159,704.620             5.68%
                                       FBO Lehigh County A/C#1546002562
                                       1525 West WT Harris Boulevard
                                       CHG 3C4 NC-1151
                                       Charlotte, NC 28262-8522

                                       Mac & Co                                           2,137,776.930             5.63%
                                       A/C #LCPF0763222
                                       Mutual Fund Operations
                                       P.O. Box 3198
                                       Pittsburgh, PA  15230-3198

The Intermediate Fixed                 Fleet National Bank Trustee                          127,779.290            48.63%
Income Portfolio                       FBO International Terminal
                                       Operating Pension
                                       Attn:  50502918
                                       P.O. Box 92800
                                       Rochester, NY 14692-8900

                                       First Union National Bank                             56,581.720            21.53%
                                       FBO Philadelphia Marine Trade Association
                                       Pension Plan #1541050387
                                       1525 West WT Harris Blvd. CMG 1151
                                       Charlotte, NC 28262-8522

                                       Plumbers Local Union 690                              36,535.120            13.90%
                                       Industry Funds Employee's Pen Plan
                                       2791 Southampton Road
                                       Philadelphia, PA 19154-1296

                                       Richard Bland College                                 33,930.730            12.91%
                                       Foundation Fund
                                       11301 Johnson Road
                                       Petersburg, VA 23805-7100

The Global Fixed Income                Public School Retirement System of the City        7,665,114.760            32.94%
Portfolio                              of St. Louis
                                       One Mercantile Center
                                       Suite 2607
                                       St. Louis, MO 63101

                                       Dartmouth Hitchcock Master                         2,343,263.660            10.07%
                                       Investment Program of Pooled
                                       Investment Accounts
                                       Attn: S. G. Shaw - B3L5 PHY SERV
                                       1 Medical Center Drive
                                       Lebanon, NH 03756-0002

                                       New Hampshire Charitable Foundation                1,269,005.330             5.45%
                                       37 Pleasant Street
                                       Concord, NH 03301-4005

Portfolio                              Name and Address of Account                         Share Amount        Percentage
The International Fixed                Brockton Retirement Board                          1,300,906.820            44.84%
Income Portfolio                       15 Christy's Drive
                                       Brocton, MA  02301-1813

                                       Comerica Bank Trustee                              1,061,577.070            36.59%
                                       Oakwood Pension Plan
                                       P.O. Box 75000 M/C #3446 Detroit, MI
                                       48275-0001

                                       Bank One Trust Co. NA Trustee                        303,439.400            10.46%
                                       Staff Employees Profit Sharing
                                       Trust of Carhartt, Inc.
                                       3 Parklane Boulevard
                                       P.O. Box 600
                                       Dearborn, MI 48121-0600

                                       Strafe and Co.                                       213,375.020             7.35%
                                       FBO Mercy Hospital Retirement
                                       A/C 4400213505
                                       Westerville, OH 43086-0160

The Labor Select International         Maritime Association ILA                           2,396,734.120            21.32%
Equity Portfolio                       Pension Fund
                                       11550 Fuqua St Ste 425
                                       Houston, TX 77034-4597

                                       Carpenters' Pension Fund of                        1,043,885.380             9.28%
                                       Western Pennsylvania
                                       495 Mansfield Avenue
                                       Pittsburgh, PA 15205-4376

                                       IUE CWA Pension Fund                                 914.744.760             8.15%
                                       1460 Broad Street
                                       Bloomfield, NJ 07003-3014

                                       Local 25 S.E.I.U. & Participating Employers          840,725.990             7.47%
                                       Pension Trust
                                       111 E Wacker Drive #2500
                                       Chicago, IL 60601-3713

                                       Wachovia Bank                                        813,835.200             7.24%
                                       FBO Dairy Industry Union
                                       A/C 1541005766
                                       1525 West Wt. Harris Blvd
                                       Charlotte, NJ 28288-1151

Portfolio                              Name and Address of Account                         Share Amount        Percentage
The Labor Select International         Inlandboatmen's Union of the                         741,591.250             6.59%
Equity Portfolio                       Pacific National Pension Plan
                                       1220 SW Morrison Street, Suite 300
                                       Portland, OR 97205-2222

                                       Twin City Floor Covering Industry                    732,584.100             6.51%
                                       Zenith Administrators
                                       7645 Metro Boulevard
                                       Minneapolis, MN 55439-3049

                                       IBEW Local 117 Pension Fund                          591,492.310             5.26%
                                       c/o TIC International Corporation
                                       6525 Centurion Dr.
                                       Lansing, MI 48917-9275

Delaware REIT Fund A                   Charles Schwab & Co, Inc.                          2,217,923.780            16.95%
                                       Spec Custody Acct for the Excl
                                       Bnft of Custs Attn Mut Fds
                                       101 Montgomery Street
                                       San Francisco, CA 94104-4122

The High-Yield Bond                    Mac & Co LCWF 0780282                                671,958.690            99.99%
Portfolio                              Mutual Funds Operations
                                       P.O. Box 3198 Pittsburgh, PA 15230-3198

The Emerging Markets                   Northern Trust                                     8,623,937.870            52.69%
Portfolio                              FBO ILT 14
                                       Attn: Christine Farrell
                                       50 S La Salle Street
                                       Chicago, IL 60675-0001

                                       Master Trust Between Pfizer Inc. and               2,083,580.180            12.73%
                                       The Northern Trust Co.
                                       235 E 42nd Street
                                       New York, NY 10017-5703

                                       Conagra Master Pension Trust                       1,872,580.180            11.44%
                                       One Conagra Drive
                                       Omaha, NE 68102-5003

                                       Burlington Northern Santa Fe                       1,144,225,360             6.99%
                                       Retirement Plan
                                       Attn: Elaine Davis
                                       2500 Lou Menk Drive
                                       Fort Worth, TX 76131-2828

Portfolio                              Name and Address of Account                         Share Amount        Percentage
The Emerging Markets                   Municipal Fire and Police                          1,096,360.160             6.69%
Portfolio                              Retirement System of Iowa
                                       2836 104th Street
                                       Des Moines, IA 50322-3813

The Small-Cap Growth Equity            Eastern Band of Cherokee Indians                     657,739.120            14.17%
Portfolio                              Endowment Account
                                       P.O. Box 455 Cherokee, NC 28719-0455

The Small-Cap Growth Equity            First Union Portfolio Strategies                     562,378.810            12.11%
Portfolio                              Omnibus
                                       1525 West WT Harris Boulevard
                                       Charlotte, NC 28262-8522

                                       Wells Fargo Bank Minnesota N.A.                      450,292.440             9.70%
                                       FBO Hazelden Investment
                                       Mutual Fund A/C #12587305
                                       P.O. Box 1533
                                       Minneapolis, MN 55480-1533

                                       Winter Park Health Foundation, Inc.                  448,976.450             9.67%
                                       1870 Aloma Avenue Suite 200
                                       Winter Park, FL 32789-4050

                                       Eastern Band of Cherokee Indians                     336,874.570             7.25%
                                       Foundation Account
                                       P.O. Box 455 Cherokee, NC 28719-0455

                                       Strafe and Co.                                       295,465.840             6.36%
                                       FBO TD Williamson
                                       Delaware BIN# 7000527701
                                       P.O. Box 160
                                       Westerville, OH 43086-0160

                                       La Crosse and Company                                270,881.780             5.83%
                                       311 Main Street
                                       La Crosse, WI 54601-3251

                                       Wells Fargo Bank MN NA TTEE                          262,697.020             5.65%
                                       North Country Gen Fd (13363010)
                                       P.O. Box 1533 Minneapolis, MN 55480-1533

Portfolio                              Name and Address of Account                         Share Amount        Percentage
                                       Dewitt Wallace                                       240,650.070             5.18%
                                       Readers Digest Fund
                                       2 Park Avenue, Floor 23
                                       New York, NY 10016-9301

The Small-Cap Growth II                N/A                                                          N/A               N/A
Equity Portfolio(1)

The Small-Cap Value Equity             Lincoln National Life Insurance Company              277,348.210            99.99%
Portfolio                              1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3506

The International Small-Cap            Lincoln National Life Insurance Company              423,376.260            99.99%
Portfolio                              1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3518

The International Large-Cap            Lincoln National Life Insurance Company              388,519.520            99.99%
Equity Portfolio                       1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3518

The All-Cap Growth Equity              Operating Engineers Local 37                         809,539.790            35.47%
Portfolio                              Pension Fund
                                       5901 Harford Rd., Suite C
                                       Baltimore, MD 21214-1846

                                       Bost & Co A/C UFCF9287002                            795,798.570            34.87%
                                       Mutual Funds Operations
                                       P.O. Box 3198
                                       Pittsburgh, PA 15230-3198

                                       Operating Engineers Local 37                         382,584.920            16.76%
                                       Severance and Annuity Fund
                                       5901 Harford Road., Suite C
                                       Baltimore, MD 21214-1846

                                       Lincoln National Life Insurance Company              294,117.650            12.88%
                                       1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3518

The Large-Cap Growth Equity            Lincoln National Life Insurance Company              237,040.010            99.99%
Portfolio                              1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3518

Portfolio                              Name and Address of Account                         Share Amount        Percentage
The International Equity               Delaware Management Trust Co. - DIA                      825.530            99.99%
Portfolio Class R                      Attn: Joe Hastings
                                       2005 Market Street, Floor 9
                                       Philadelphia, PA 19103-7042

The Global Equity Portfolio            Lincoln National Life Insurance Company              410,099.050            99.99%
                                       1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3518

Delaware REIT Fund B Class             MLPF &S For the sole                                 536,298.180            13.17%
                                       Benefit of its Customers
                                       Attn: Fund Administration-SEC#97SR7
                                       4800 Deer Lake Drive E, 2nd Floor
                                       Jacksonville, FL 32246-6484

Delaware REIT Fund C Class             MLPF &S for the sole                                 335,355.170            11.06%
                                       Benefit of its Customers
                                       Attn: Fund Administrator - SEC #97SR9
                                       4800 Deer Lake Dr. E, 2nd Floor
                                       Jacksonville, FL  32246-6484

Delaware REIT Fund                     Charles Schwab & Co, Inc.                            539,153.370            55.65%
Institutional Class                    Spec Custody Acct for the Excl
                                       Bnft of Custs Attn Mut Fds
                                       101 Montgomery Street
                                       San Francisco, CA 94104-4122

                                       RS DMC Employee Profit Sharing Plan                  142,393.040            14.69%
                                       Delaware Management Company
                                       Employee Profit Sharing Trust
                                       c/o Rick Seidel
                                       1818 Market Street
                                       Philadelphia, PA 19103

                                       NFSC FEBO #HDM-868515                                 82,770.640             8.54%
                                       St. Luke's Health Care Foundation
                                       P.O. Box 3026
                                       1026 A Ave. NE
                                       Cedar Rapids, IA 52402-5036


The Real Estate Investment             Lincoln National Life Insurance Company              969,642.050            69.48%
Trust Portfolio                        1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3518

Portfolio                              Name and Address of Account                         Share Amount        Percentage
                                       American States Insurance Company                    425,797.400            30.51%
                                       c/o Safeco Asset Management Company
                                       Attn:  Angela Ruley
                                       601 Union Street STE 2500
                                       Seattle, WA 98101-4074

The Real Estate Investment             Saxon and Co.                                        340,253.750            18.45%
Trust Portfolio II                     DBO 20 35-002-3403902
                                       P.O. Box 7780-1888 Philadelphia, PA
                                       19182-0001

                                       McKinsey Master Retirement Trust                     331,032.310            12.42%
                                       McKinsey & Co., Inc.
                                       c/o Alex Cabe
                                       114 W. 47th St, 20 Fl
                                       New York, NJ 10036-1525

                                       Key Bank NA                                          229,084.310             8.56%
                                       TTEE DBO Elkhart General Hospital
                                       A/C 2020220-1235855
                                       P.O. Box 94871
                                       Cleveland, OH 44101-4871

                                       Key Bank NA                                          157,957.400             8.34%
                                       TTEE DBO Elkhart General Hospital
                                       A/C 2020220-1235855
                                       P.O. Box 94871
                                       Cleveland, OH 44101-4871

                                       Lincoln National Life Insurance Co.                  153,917.170             8.34%
                                       1300 Clinton Street
                                       Fort Wayne, IN 46802-3518

                                       Key Bank NA                                          128,090.860             6.94%
                                       TTEE ASM International
                                       P.O. Box 94871
                                       Cleveland, OH 44101-4871

                                       The Ball Foundation                                  125,735.430             6.81%
                                       800 Roosevelt Rd., Building. E,
                                       Suite 200
                                       Glen Ellyn, IL 60137-5839

                                       North Central College                                115,879.660             6.28%
                                       30 N. Brainard Street
                                       Naperville, IL 60540-4690


        (1) Has not commenced operations as of the date of this Part B.

         DMH Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware Management Business Trust, Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Lincoln Investment Advisers (a series of Delaware Management Business Trust), Delaware Capital Management (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Delaware International Advisers Ltd., Delaware General Management, Inc. and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH, Delaware and Delaware International are indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Certain officers and trustees of Pooled Trust hold identical positions in each of the other funds in the Delaware Investments family. Trustees and principal officers of Pooled Trust are noted below along with their birth dates and their business experience for the past five years. Unless otherwise noted, the address of each officer and trustee is 2005 Market Street, Philadelphia, PA 19103-7094.

---------------------------- ------------------ ----------------- --------------------------- ------------------ -------------------
                                                                                                  Number of
                                                                                                Portfolios in
                             Position(s) Held                                                   Fund Complex           Other
                               with Delaware     Length of Time     Principal Occupation(s)      Overseen by       Directorships
Name, Address and Birthdate    Pooled Trust          Served           During Past 5 Years          Trustee        Held by Trustee
---------------------------- ------------------ ----------------- --------------------------- ------------------ -------------------
Independent Trustees
---------------------------- ------------------ ----------------- --------------------------- ------------------ -------------------
Walter P. Babich                  Trustee           15 Years       Board Chairman - Citadel          107                None
2005 Market Street                                                    Constructors, Inc.
Philadelphia, PA 19103-7094                                            (1989 - Present)

October 1, 1927

---------------------------- ------------------ ----------------- --------------------------- ------------------ -------------------
John H. Durham                    Trustee          24 Years(3)         Private Investor              107             Trustee -
2005 Market Street                                                                                               Abington Memorial
Philadelphia, PA 19103-7094                                                                                           Hospital
                                                                                                                     Foundation
August 7, 1937
                                                                                                                 President/Director
                                                                                                                      - 22 WR
                                                                                                                    Corporation
---------------------------- ------------------ ----------------- --------------------------- ------------------ -------------------
John A. Fry                       Trustee           2 Years         President - Franklin &           89(4)           Director -
2005 Market Street                                                     Marshall College                          Sovereign Bancorp
Philadelphia, PA 19103-7094                                          (June 2002 - Present)
                                                                                                                     Director -
May 28, 1960                                                      Executive Vice President -                       Sovereign Bank
                                                                  University of Pennsylvania
                                                                   (April 1995 - June 2002)
---------------------------- ------------------ ----------------- --------------------------- ------------------ -------------------

------------------------------- ------------------ ----------------- ---------------------------- -------------- -------------------
                                                                                                    Number of
                                                                                                  Portfolios in
                                Position(s) Held                                                  Fund Complex         Other
                                  with Delaware     Length of Time      Principal Occupation(s)    Overseen by     Directorships
Name, Address and Birthdate       Pooled Trust          Served            During Past 5 Years        Trustee      Held by Trustee
------------------------------- ------------------ ----------------- ---------------------------- -------------- -------------------
Independent Trustees (continued)
------------------------------- ------------------ ----------------- ---------------------------- -------------- -------------------
Anthony D. Knerr                     Trustee           13 Years       Founder/Managing Director -      107              None
2005 Market Street                                                    Anthony Knerr & Associates
Philadelphia, PA 19103-7094                                             (Strategic Consulting)
                                                                           (1990 - Present)
December 7, 1938

------------------------------- ------------------ ----------------- ---------------------------- -------------- -------------------
Ann R. Leven                         Trustee           14 Years         Treasurer/Chief Fiscal         107           Director -
2005 Market Street                                                    Officer - National Gallery                      Recoton
Philadelphia, PA 19103-7094                                                     of Art                              Corporation
                                                                             (1994 - 1999)
November 1, 1940                                                                                                     Director -
                                                                                                                   Systemax Inc.

                                                                                                                  Director - Andy
                                                                                                                 Warhol Foundation

------------------------------- ------------------ ----------------- ---------------------------- -------------- -------------------
Thomas F. Madison                    Trustee           9 Years         President/Chief Executive       107           Director -
2005 Market Street                                                   Officer - MLM Partners, Inc.                     Valmont
Philadelphia, PA 19103-7094                                            (Small Business Investing                  Industries Inc.
                                                                            and Consulting)
February 25, 1936                                                      (January 1993 - Present)                    Director - ACI
                                                                                                                 Telecentrics Inc.

                                                                                                                     Director -
                                                                                                                 Digital River Inc.

                                                                                                                 Director - Rimage
                                                                                                                    Corporation

------------------------------- ------------------ ----------------- ---------------------------- -------------- -------------------
Janet L. Yeomans                     Trustee           4 Years        Vice President/Treasurer -       107              None
2005 Market Street                                                          3M Corporation
Philadelphia, PA 19103-7094                                              (July 1995 - Present)

July 31, 1948                                                        Ms. Yeomans has held various
                                                                      management positions at 3M
                                                                        Corporation since 1983.

------------------------------- ------------------ ----------------- ---------------------------- -------------- -------------------

---------------------------- ------------------ ----------------- ------------------------------ ------------------ ----------------
                                                                                                     Number of
                                                                                                   Portfolios in
                              Position(s) Held                                                     Fund Complex           Other
Name, Address and              with Delaware      Length of Time    Principal Occupation(s)        Overseen by        Directorships
Birthdate                       Pooled Trust          Served           During Past 5 Years            Trustee        Held by Trustee
---------------------------- ------------------ ----------------- ------------------------------ ------------------ ----------------
Officers
---------------------------- ------------------ ----------------- ------------------------------ ------------------ ----------------
Jude T. Driscoll(5)           Chief Executive       2 Years       Executive Vice President and          107                None
2005 Market Street              Officer and                          Head of Fixed-Income -
Philadelphia, PA 19103-7094      President                             Delaware Investment
                                                                      Advisers, a series of
March 10, 1963                                                    Delaware Management Business
                                                                              Trust
                                                                     (August 2000 - Present)

                                                                    Senior Vice President and
                                                                    Director of Fixed-Income
                                                                    Process - Conseco Capital
                                                                           Management
                                                                    (June 1998 - August 2000)

                                                                       Managing Director -
                                                                   NationsBanc Capital Markets
                                                                   (February 1996 - June 1998)

---------------------------- ------------------ ----------------- ------------------------------ ------------------ ----------------
Richelle S. Maestro             Senior Vice         4 Years         Ms. Maestro has served in           107                None
2005 Market Street              President,                        various executive capacities
Philadelphia, PA 19103-7094   General Counsel                         at different times at
                               and Secretary                          Delaware Investments
November 26, 1957

---------------------------- ------------------ ----------------- ------------------------------ ------------------ ----------------
Michael P. Bishof               Senior Vice         7 Years         Mr. Bishof has served in            107                None
2005 Market Street             President and                      various executive capacities
Philadelphia, PA 19103-7094      Treasurer                            at different times at
                                                                      Delaware Investments
August 18, 1962

---------------------------- ------------------ ----------------- ------------------------------ ------------------ ----------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including Delaware Pooled Trust's manager, principal underwriter and its transfer agent.
(2) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of Delaware Pooled Trust's manager, distributor, accounting service provider and transfer agent.
(3)  Mr. Durham served as a Director Emeritus from 1995 through 1998.

Following is additional information regarding investment professionals affiliated with the Portfolios.

--------------------------------- --------------------------- ------------------- -------------------------------------------------
Name, Address                       Position(s) Held with         Length of                   Principal Occupation(s)
And Birthdate                            Pooled Trust            Time Served                    During Past 5 Years
--------------------------------- --------------------------- ------------------- -------------------------------------------------
Robert Akester                     Senior Portfolio Manager        5 Years        Mr. Akester has served in various capacities at
3rd Floor                                                                            different times at Delaware International
80 Cheapside
London, England
EC2V 6EE

April 25, 1948

--------------------------------- --------------------------- ------------------- -------------------------------------------------
Damon J. Andres                       Vice President and           8 Years         Mr. Andres has served in various capacities at
2005 Market Street                    Portfolio Manager                               different times at Delaware Investments
Philadelphia, PA 19103

October 24, 1969


--------------------------------- --------------------------- ------------------- -------------------------------------------------
Robert L. Arnold                  Senior Vice President and        10 Years        Mr. Arnold has served in various capacities at
2005 Market Street                 Senior Portfolio Manager                           different times at Delaware Investments
Philadelphia, PA 19103

January 10, 1964
--------------------------------- --------------------------- ------------------- -------------------------------------------------
Fiona A. Barwick                   Senior Portfolio Manager        9 Years        Ms. Barwick has served in various capacities at
3rd Floor                                                                            different times at Delaware International
80 Cheapside
London, England
EC2V 6EE

June 26, 1968

--------------------------------- --------------------------- ------------------- -------------------------------------------------
Marshall T. Bassett               Senior Vice President and        5 Years        Mr. Bassett has served in various capacities at
2005 Market Street                    Portfolio Manager                               different times at Delaware Investments
Philadelphia, PA 19103

February 8, 1954
--------------------------------- --------------------------- ------------------- -------------------------------------------------
Joanna Bates                       Senior Portfolio Manager        5 Years         Ms. Bates has served in various capacities at
3rd Floor                                                                            different times at Delaware International
80 Cheapside
London, England
EC2V 6EE

March 14, 1960
--------------------------------- --------------------------- ------------------- -------------------------------------------------

--------------------------------- --------------------------- ------------------- -------------------------------------------------
Name, Address                       Position(s) Held with         Length of                   Principal Occupation(s)
And Birthdate                            Pooled Trust            Time Served                    During Past 5 Years
--------------------------------- --------------------------- ------------------- -------------------------------------------------
Christopher S. Beck               Vice President and Senior        5 Years          Mr. Beck has served in various capacities at
2005 Market Street                    Portfolio Manager                               different times at Delaware Investments
Philadelphia, PA 19103

December 5, 1957
--------------------------------- --------------------------- ------------------- -------------------------------------------------
Nigel Bliss                           Portfolio Manager            7 Years         Mr. Bliss has served in various capacities at
3rd Floor                                                                            different times at Delaware International
80 Cheapside
London, England
EC2V 6EE

July 15, 1971
--------------------------------- --------------------------- ------------------- -------------------------------------------------
Stephen R. Cianci                 Vice President and Senior        10 Years        Mr. Cianci has served in various capacities at
2005 Market Street                    Portfolio Manager                               different times at Delaware Investments
Philadelphia, PA 19103

May 12, 1969

--------------------------------- --------------------------- ------------------- -------------------------------------------------
Timothy G. Connors                Senior Vice President and        5 Years        Mr. Connors has served in various capacities at
2005 Market Street                  Director of Research -                            different times at Delaware Investments
Philadelphia, PA 19103                   Fundamental

October 7, 1953

--------------------------------- --------------------------- ------------------- -------------------------------------------------
George E. Deming                  Senior Vice President and        24 Years        Mr. Deming has served in various capacities at
2005 Market Street                 Senior Portfolio Manager                           different times at Delaware Investments
Philadelphia, PA 19103

November 19, 1941
--------------------------------- --------------------------- ------------------- -------------------------------------------------
Elizabeth A. Desmond                   Director, Senior            11 Years       Ms. Desmond has served in various capacities at
3rd Floor                           Portfolio Manager and                            different times at Delaware International
80 Cheapside                      Regional Research Director
London, England
EC2V 6EE

November 28, 1961
--------------------------------- --------------------------- ------------------- -------------------------------------------------

--------------------------------- -------------------------- -------------------- -------------------------------------------------
Name, Address                       Position(s) Held with      Length of Time       Principal Occupation(s) During Past 5 Years
And Birthdate                           Pooled Trust               Served
--------------------------------- -------------------------- -------------------- -------------------------------------------------
J. Paul Dokas                       Senior Vice President          5 Years         Mr. Dokas has served in various capacities at
2005 Market Street                and Director of Research                            different times at Delaware Investments
Philadelphia, PA 19103                 - Quantitative

October 17, 1959

--------------------------------- -------------------------- -------------------- -------------------------------------------------
Gerald S. Frey                      Managing Director and          6 Years          Mr. Frey has served in various capacities at
2005 Market Street                Chief Investment Officer                            different times at Delaware Investments
Philadelphia, PA 19103               - Growth Investing

February 7, 1946
--------------------------------- -------------------------- -------------------- -------------------------------------------------
Clive A. Gillmore                 Deputy Managing Director        12 Years         Mr. Gillmore has served in various capacities
80 Cheapside                        and Senior Portfolio                            at different times at Delaware International
London, England                            Manager
EC2V 6EE

January 14, 1960
--------------------------------- -------------------------- -------------------- -------------------------------------------------
Paul Grillo                          Vice President and           10 Years         Mr. Grillo has served in various capacities at
2005 Market Street                Senior Portfolio Manager                            different times at Delaware Investments
Philadelphia, PA 19103

May 16, 1959
--------------------------------- -------------------------- -------------------- -------------------------------------------------
John A Heffern                      Senior Vice President          5 Years        Mr. Heffern has served in various capacities at
2005 Market Street                  and Portfolio Manager                             different times at Delaware Investments
Philadelphia, PA 19103

October 20, 1961
--------------------------------- -------------------------- -------------------- -------------------------------------------------
Francis J. Houghton, Jr.             Vice President and            2 Years         Vice President and Senior Portfolio Manager of
2005 Market Street                Senior Portfolio Manager                           Delaware Investment Advisers, a series of
Philadelphia, PA 19103                                                               Delaware Management Business Trust (2000 -
                                                                                                      Present)
February 22, 1935
                                                                                      President and Director of Lynch & Mayer
                                                                                                   (1990 - 2000)

--------------------------------- -------------------------- -------------------- -------------------------------------------------
John Kirk                            Director and Senior           4 Years            Director and Senior Portfolio Manager of
80 Cheapside                          Portfolio Manager                                        Delaware International
London, England                                                                                   (1998 - Present)
EC2V 6EE
                                                                                     Joint Head of Fixed Income - Royal Bank of
June 18, 1958                                                                                          Canada
                                                                                                   (1996 - 1998)
--------------------------------- -------------------------- -------------------- -------------------------------------------------

--------------------------------- -------------------------- -------------------- -------------------------------------------------
Name, Address                       Position(s) Held with      Length of Time       Principal Occupation(s) During Past 5 Years
And Birthdate                           Pooled Trust               Served
--------------------------------- -------------------------- -------------------- -------------------------------------------------
Ormala Krishnan                   Senior Portfolio Manager         2 Years              Senior Portfolio Manager - Delaware
80 Cheapside                                                                                       International
London, England                                                                                   (2002 - Present)
EC2V 6EE
                                                                                     Portfolio Manager - Delaware International
September 3, 1969                                                                                 (1997 - Present)

                                                                                       Investment Consultant - William Mercer
                                                                                                   (1999 - 2000)

                                                                                    Fund Manager - Development Bank of Singapore
                                                                                                       (1998)
--------------------------------- -------------------------- -------------------- -------------------------------------------------
Emma R.E. Lewis                   Senior Portfolio Manager         7 Years         Ms. Lewis has served in various capacities at
80 Cheapside                                                                         different times at Delaware International
London, England
EC2V 6EE

January 23, 1969
--------------------------------- -------------------------- -------------------- -------------------------------------------------
Nigel G. May                          Director, Senior            11 Years          Mr. May has served in various capacities at
80 Cheapside                        Portfolio Manager and                            different times at Delaware International
London, England                       Regional Research
EC2V 6EE                                  Director

September 23, 1962
--------------------------------- -------------------------- -------------------- -------------------------------------------------
Christopher A. Moth                   Director, Senior            10 Years          Mr. Moth has served in various capacities at
80 Cheapside                        Portfolio Manager and                            different times at Delaware International
London, England                   Chief Investment Officer
EC2V 6EE

October 17, 1967
--------------------------------- -------------------------- -------------------- -------------------------------------------------
Timothy L. Rabe                     Senior Vice President          2 Years            Vice President and Portfolio Manager of
2005 Market Street                  and Portfolio Manager                            Delaware Investment Advisers, a series of
Philadelphia, PA 19103                                                               Delaware Management Business Trust (2000 -
                                                                                                      Present)
September 18, 1970

--------------------------------- -------------------------- -------------------- -------------------------------------------------

--------------------------------- -------------------------- -------------------- -------------------------------------------------
Name, Address                       Position(s) Held with      Length of Time       Principal Occupation(s) During Past 5 Years
And Birthdate                           Pooled Trust               Served
--------------------------------- -------------------------- -------------------- -------------------------------------------------
Upender V. Rao                      Senior Vice President          2 Years           Senior Vice President and Senior Portfolio
2005 Market Street                  and Senior Portfolio                             Manager of Delaware Investment Advisers, a
Philadelphia, PA 19103                     Manager                                  series of Delaware Management Business Trust
                                                                                                  (2000 - Present)
August 3, 1965
--------------------------------- -------------------------- -------------------- -------------------------------------------------
David G. Tilles                   Managing Director, Chief        12 Years         Mr. Tilles has served in various capacities at
80 Cheapside                        Executive Officer and                            different times at Delaware International
London, England                   Chief Investment Officer
EC2V 6EE

February 17, 1952
--------------------------------- -------------------------- -------------------- -------------------------------------------------


         The following table shows each Trustee's ownership of shares of each Portfolio of Pooled Trust and of all Delaware Investments funds as of December 31, 2002.

---------------------------------------- -------------------------------- ---------------------------------------------
                                                                                    Aggregate Dollar Range of
                                                 Dollar Range of               Equity Securities in All Registered
                                                Equity Securities         Investment Companies Overseen by Trustee in
Name of Trustee                                    in the Fund                   Family of Investment Companies
---------------------------------------- -------------------------------- ---------------------------------------------
David K. Downes                                       None                                Over $100,000
---------------------------------------- -------------------------------- ---------------------------------------------
Walter A. Babich                               Delaware REIT Fund                         Over $100,000
                                                  Over $100,000
---------------------------------------- -------------------------------- ---------------------------------------------
John H. Durham                                        None                                Over $100,000
---------------------------------------- -------------------------------- ---------------------------------------------
John A. Fry                                           None                                None
---------------------------------------- -------------------------------- ---------------------------------------------
Anthony D. Knerr                                      None                                $10,001 - $50,000
---------------------------------------- -------------------------------- ---------------------------------------------
Ann R. Leven                                          None                                Over $100,000
---------------------------------------- -------------------------------- ---------------------------------------------
Thomas F. Madison                              Delaware REIT Fund                         $10,001 - $50,000
                                                  $1 - $10,000
---------------------------------------- -------------------------------- ---------------------------------------------
Janet L. Yeomans                                      None                                None
---------------------------------------- -------------------------------- ---------------------------------------------

         With respect to Pooled Trust, the following is a compensation table listing for each Trustee entitled to receive compensation, the aggregate compensation received from Pooled Trust and the total compensation received from all Delaware Investments funds for the fiscal year ended October 31, 2002 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Trustees/Directors as of October 31, 2002. Only the independent Trustees of Pooled Trust receive compensation from Pooled Trust.

---------------------------- ------------------------ --------------------------- ------------------------ --------------------
                                                              Pension or                                          Total
                                                              Retirement                 Estimated            Compensation
                                                               Benefits                   Annual                  from
                                    Aggregate                  Accrued                   Benefits               Delaware
                                  Compensation                as Part of                   Upon                Investment
           Name                 from Pooled Trust         Portfolio Expenses           Retirement(1)          Companies(2)
---------------------------- ------------------------ --------------------------- ------------------------ --------------------
Walter P. Babich                     $6,829                      None                     $55,000                $91,327
---------------------------- ------------------------ --------------------------- ------------------------ --------------------
John H. Durham                       $5,888                      None                     $55,000                $80,994
---------------------------- ------------------------ --------------------------- ------------------------ --------------------
John A. Fry                          $5,888                      None                     $44,362                $65,316
---------------------------- ------------------------ --------------------------- ------------------------ --------------------
Anthony D. Knerr                     $5,934                      None                     $55,000                $81,494
---------------------------- ------------------------ --------------------------- ------------------------ --------------------
Ann R. Leven                         $6,620                      None                     $55,000                $88,994
---------------------------- ------------------------ --------------------------- ------------------------ --------------------
Thomas F. Madison                    $6,345                      None                     $55,000                $85,994
---------------------------- ------------------------ --------------------------- ------------------------ --------------------
Janet L. Yeomans                     $6,345                      None                     $55,000                $85,994
---------------------------- ------------------------ --------------------------- ------------------------ --------------------

(1) Under the terms of the Delaware Investment Retirement Plan for Trustees/Directors, each disinterested trustee/director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a trustee/director for a period equal to the lesser of the number of years that such person served as a trustee/director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible trustee/director retired as of the periods noted above for Pooled Trust, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as trustee/director, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent Trustee receives a total annual retainer fee of $55,000 for serving as a trustee/director for all 33 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. John A. Fry receives a total annual retainer fee of $44,362 for serving as a Trustee/Director for 24 investment companies in the Delaware Investments family, plus $2,383 for each Board Meeting attended. Members of the audit committee receive additional annual compensation of $5,000 plus $1,000 for each meeting in excess of five in any calendar year from all investment companies, in the aggregate, with the exception of the chairperson, who receives $8,000 plus $1,000 for each meeting in excess of five in any calendar year. Members of the nominating committee receive additional compensation of $1,000 from all investment companies, in the aggregate, for each committee meeting. In addition, the chairperson of the nominating committee receives an annual retainer of $500. The coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $10,000 from all investment companies.

The Board of Trustees has the following committees:

         Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' independent auditors and the full Board of Trustees. Three independent trustees comprise the committee. The Audit Committee held five meetings during Pooled Trust's last fiscal year.

         Nominating Committee: This committee recommends board members, fills vacancies and considers the qualifications of board members. The committee also monitors the performance of counsel for independent trustees. Three independent trustees and one interested trustee serve on the committee. The Nominating Committee held two meetings during Pooled Trust's last fiscal year.


GENERAL INFORMATION

         Delaware furnishes investment management services to The Large-Cap Value Equity, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Small-Cap Growth II Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The High-Yield Bond and The Core Plus Fixed Income Portfolios and also serves as sub-advisor to The Global Equity Portfolio. Delaware International furnishes similar services to The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios. Delaware and Delaware International also provide investment management services to certain of the other funds in the Delaware Investments family. While investment decisions of the Portfolios are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Portfolios.

         Pooled Trust's Board of Trustees is responsible for overseeing the performance of each Portfolio's investment adviser and determining whether to approve and/or renew each Portfolio's investment management agreements. When the Board considers whether to renew an investment management agreement, it considers various factors that include:

         The nature, extent and quality of the services provided by the investment adviser.

         The investment performance of the fund's assets managed by the investment adviser.

         The fair market value of the services provided by the investment adviser.

         Comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

         The extent to which the investment adviser has realized or will realize economies of scale as the fund grows.

         Other benefits accruing to the investment adviser or its affiliates from its relationship with the fund.

         The investment adviser's management of the operating expenses of the fund, such as transaction costs, including how portfolio transactions for the fund are conducted and brokers are chosen.

         In reviewing the investment management agreements for each Portfolio, the Board of Trustees considered the Portfolio's performance relative to its peers and benchmark, the investment process and controls used in managing the Portfolio, the Portfolio's fees and expenses relative to its peers, the experience and qualifications of personnel responsible for managing the Portfolio and quality of other services provided to the Portfolio in addition to investment advice.

         The Board met in executive session to approve the investment management agreements, and was advised by outside counsel as to the adequacy of the materials provided. The Board was supportive of the changes made by the former Chairman and Chief Executive Officer, Charles E. Haldeman, and felt that management had been responsive to the concerns expressed by the Board during the previous year. Although the long term performance of most of the Portfolios was not yet at the level the Board expected, the Board found that short term performance was improving, and concluded that a long term period was necessary to generate meaningful performance data. The Board was pleased with staffing upgrades and additions that had occurred within the Portfolios' investment adviser(s) during the past year, the emphasis on research, and the compensation system that had been implemented for investment advisory personnel. The Board found the Portfolios' fees to be in line with fees charged to comparable funds in the industry and noted, where relevant, that the investment adviser had implemented fee waivers to reduce the fees of certain Portfolios.

         The Board also reviewed the quality of services performed by the investment adviser's affiliates on behalf of each Portfolio, including fund accounting, transfer agent, administrative, and shareholder services. The Board also considered the prestigious DALBAR service awards received by the investment adviser's affiliate for the quality of service it provided to Portfolio investors.

         Delaware or Delaware International also manages the investment options for Delaware-Lincoln Choice Plus and Delaware Medallion (SM) III Variable Annuities. Choice Plus is issued and distributed by Lincoln National Life Insurance Company. Choice Plus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Choice Plus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity. See "DELAWARE GROUP PREMIUM FUND" in "APPENDIX B."

         The Delaware Investments Family of Funds, Delaware Management Company, Delaware International Advisers Ltd., Lincoln Investment Management, Inc. and Delaware Distributors, L.P., in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Portfolios, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

         The Distributor acts as national distributor for each Portfolio and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from Delaware REIT Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

     -----------------------------------------------------------------------------------

                                     Delaware REIT Fund
                                       Class A Shares
     -----------------------------------------------------------------------------------
                                 Total
     Fiscal                    Amount of              Amounts               Net
     Year                    Underwriting            Reallowed           Commission
     Ended                    Commissions            to Dealers        to Distributor
     -----                    -----------            ----------        --------------
     ------------------ ------------------------ ------------------- -------------------
     10/31/02                 $1,148,648             $1,019,112           $129,536
     ------------------ ------------------------ ------------------- -------------------
     10/31/01                  $373,945               $323,067            $50,878
     ------------------ ------------------------ ------------------- -------------------
     10/31/00                  $120,833               $102,729            $18,104
     ------------------ ------------------------ ------------------- -------------------

CDSC Payments
-------------
         For the fiscal year ended October 31, 2002, the Distributor received aggregate CDSC payments in the amounts of $334, $152,691 and $18,644 with respect to Delaware REIT Fund Class A, B and C Shares, respectively.

         The Transfer Agent, an affiliate of Delaware and Delaware International, acts as shareholder servicing, dividend disbursing and transfer agent for the Portfolios and for the other mutual funds in the Delaware Investments family. The Transfer Agent's compensation for providing services to the Portfolios of Pooled Trust (other than The Real Estate Investment Trust Portfolio effective October 14, 1997) is 0.01% of average daily net assets per Portfolio annually. The Transfer Agent will bill, and Pooled Trust will pay, such compensation monthly allocated among the current Portfolios (other than The Real Estate Investment Trust Portfolio) based on the relative percentage of assets of each Portfolio at the time of billing and adjusted appropriately to reflect the length of time a particular Portfolio is in operation during any billing period. The Transfer Agent is paid a fee by The Real Estate Investment Trust Portfolio for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees. The Transfer Agent also provides accounting services to the Portfolios. Those services include performing all functions related to calculating each Portfolio's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.025% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.020% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to the Portfolio, including the Portfolios, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

          The Small-Cap Growth Equity Portfolio, The Small-Cap Growth II Equity Portfolio and The International Small-Cap Portfolio reserves the right to operate in a "master-feeder" structure, that is, to invest its assets in another mutual fund with the same investment objective and substantially similar investment policies as those of the respective Portfolio. Each Portfolio has no present intention to operate in a master-feeder structure; however, should the Board of Trustees approve the implementation of a master-feeder structure for a Portfolio, shareholders will be notified prior to the implementation of the new structure.

          Lincoln National Life Insurance Company ("LNLIC") made an investment in each of The Global Equity Portfolio, The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Small-Cap Growth Equity Portfolio, The Small-Cap Value Equity Portfolio, The International Small-Cap Portfolio, The International Large-Cap Equity Portfolio, The All-Cap Growth Equity Portfolio, The Large-Cap Growth Equity Portfolio and, and The Core Plus Fixed Income Portfolio, and will make an investment in The Small-Cap Growth II Equity Portfolio, which could result in LNLIC owning approximately 100% of the outstanding shares of the respective Portfolios. Subject to certain limited exceptions, there are no limitations on LNLIC's ability to redeem its shares of any Portfolio and it may elect to do so at any time.

Custody Arrangements

        The JPMorgan Chase Bank ("JPMorgan"), 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for each Portfolio except The Core Plus Fixed Income Portfolio and The Small-Cap Growth II Equity Portfolio. Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA 15258, serves as custodian for The Core Plus Fixed Income Portfolio and The Small-Cap Growth II Equity Portfolio. As custodian, Chase and Mellon each maintains a separate account or accounts for a Portfolio; receives, holds and releases portfolio securities on account of a Portfolio; receives and disburses money on behalf of a Portfolio; and collects and receives income and other payments and distributions on account of a Portfolio's portfolio securities.

        With respect to foreign securities, Chase and Mellon each makes arrangements with subcustodians who were approved by the trustees of Pooled Trust in accordance with Rule 17f-5 of the 1940 Act. In the selection of foreign subcustodians, the trustees consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Portfolios, and the reputation of the institutions in the particular country or region.

Capitalization
         Pooled Trust has an unlimited authorized number of shares of beneficial interest with no par value, issued in separate portfolios.

         While all shares have equal voting rights on matters affecting Pooled Trust, each Portfolio would vote separately on any matter which affects only that Portfolio. Shares of each Portfolio have a priority in that Portfolios' assets, and in gains on and income from the portfolio of that Portfolio. Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable.

         Each class of The Real Estate Investment Trust Portfolio represents a proportionate interest in the assets of the Portfolio, and each has the same voting and other rights and preferences as the other classes of the Portfolio, except that shares of the Institutional Class and The Real Estate Investment Trust Portfolio Class may not vote on any matter that affects the Portfolio's Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Portfolio under the Rule 12b-1 Plan relating to Class A Shares. General Expenses of the Portfolio will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Plans of Class A Shares, Class B Shares, Class C Shares and Class R Shares will be allocated solely to those classes.

         Each class of The International Equity Portfolio represents a proportionate interest in the assets of the Portfolio, and each has the same voting and other rights and preferences as the other class of the Portfolio, except that shares of The International Equity Portfolio Class may not vote on any matter that affects the Portfolio's Distribution Plans under Rule 12b-1. General Expenses of the Portfolio will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Class P 12b-1 Plan will be allocated solely to that class.

         Effective December 24, 1997, the name of The Fixed Income Portfolio was changed to The Intermediate Fixed Income Portfolio and the name of The Defensive Equity Portfolio was changed to The Large-Cap Value Equity Portfolio. Effective October 7, 1998, the name of The Aggressive Growth Portfolio was changed to The Mid-Cap Growth Equity Portfolio. Effective December 14, 2001, the name of The Select Equity Portfolio was changed to The Focused Value Portfolio.

Noncumulative Voting
         Portfolio shares of Pooled Trust have noncumulative voting rights which means that the holders of more than 50% of the shares of Pooled Trust voting for the election of Trustees can elect all the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.


EURO
         On January 1, 1999, the European Economic and Monetary Union implemented a new currency unit, the Euro, for eleven participating European countries. The countries that initially converted or tied their currencies to the Euro are Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Each participating country is currently phasing in use of the Euro for major financial transactions. In addition, each participating country will begin using the Euro for currency transactions beginning July 1, 2002. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Participating governments will issue their bonds in Euros, and monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank. The transition to the Euro is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world.

         Although it is not possible to predict the impact of the Euro implementation plan on the Portfolios, the transition to the Euro presents unique uncertainties, including: (i) the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; (ii) the establishment and maintenance of exchange rates for currencies being converted into the Euro; (iii) the fluctuation of the Euro relative to non-Euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; (iv) whether the interest rates, tax and labor regimes of European countries participating in the Euro will converge over time; and (iv) whether the conversion of the currencies of other countries in the European Union ("EU"), such as the United Kingdom and Denmark, into the Euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the Euro or on the computer systems used by the Portfolios' service providers to process the Portfolios' transactions.

         Further, the process of implementing the Euro may adversely affect financial markets outside of Europe and may result in changes in the relative strength and value of the U.S. dollar or other major currencies. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

         These or other factors could cause market disruptions, and could adversely affect the value of securities held by the Portfolios. Because of the number of countries using this single currency, a significant portion of the assets of a Portfolio may be denominated in the Euro.

         This Statement of Additional Information does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission.


PERFORMANCE INFORMATION

         From time to time, Pooled Trust may state each Portfolio's total return and each Portfolio Class' total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Portfolio's or the Portfolio Class' average annual total rate of return over the most recent one-, five-, and ten-year periods or life-of-portfolio, as relevant. Pooled Trust may also advertise aggregate and average total return information of each Portfolio and Portfolio Class over additional periods of time.

         Average annual total rate of return for each Portfolio and Portfolio Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:
                                                          n
                                                  P(1 + T) = ERV

         Where:             P  =  a hypothetical initial purchase order of
                                  $1,000, after deduction of the maximum
                                  front-end sales charge in the case of Delaware
                                  REIT Fund A Class of The Real Estate
                                  Investment Trust Portfolio;

                            T  =  average annual total return;

                            n  =  number of years;

                          ERV  =  redeemable value of the hypothetical $1,000
                                  purchase at the end of the period, after deduction of the applicable CDSC, if any, in the case of Delaware REIT Fund B Class and Delaware REIT Fund C Class of The Real Estate Investment Trust Portfolio.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all distributions are reinvested at net asset value.

         The performance, as shown below, is the average annual total return quotations for the Portfolios operating for at least one year as of April 30, 2002. Securities prices fluctuated during the period covered and the past results should not be considered as representative of future performance.

Average Annual Total Return(1)
----------------------------------------------------------- --------------- --------------------- --------------
                                                             1 year ended      5 years ended
                                                               4/30/03            4/30/03          Life of Fund
----------------------------------------------------------- --------------- --------------------- --------------
The Large-Cap Value Equity Portfolio
(Inception 2/3/92)
----------------------------------------------------------------------------------------------------------------
     before taxes
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions and sale of Portfolio shares
----------------------------------------------------------------------------------------------------------------
The International Equity Portfolio
(Inception 2/4/92)
----------------------------------------------------------------------------------------------------------------
     before taxes
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions and sale of Portfolio shares
----------------------------------------------------------------------------------------------------------------
The Mid-Cap Growth Equity Portfolio
(Inception 2/27/92)
----------------------------------------------------------------------------------------------------------------
     before taxes
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions and sale of Portfolio shares
----------------------------------------------------------------------------------------------------------------
The Global Fixed Income Portfolio
(Inception 11/30/92)
----------------------------------------------------------------------------------------------------------------
     before taxes
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions and sale of Portfolio shares
----------------------------------------------------------------------------------------------------------------
The Labor Select International Equity Portfolio
(Inception 12/19/95)
----------------------------------------------------------------------------------------------------------------
     before taxes
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions and sale of Portfolio shares
----------------------------------------------------------------------------------------------------------------
The Intermediate Fixed Income Portfolio
(Inception 3/12/96)
----------------------------------------------------------------------------------------------------------------
     before taxes
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions and sale of Portfolio shares
----------------------------------------------------------------------------------------------------------------
The High-Yield Bond Portfolio
(Inception 12/2/96)
----------------------------------------------------------------------------------------------------------------
     before taxes
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions and sale of Portfolio shares
----------------------------------------------------------------------------------------------------------------
The International Fixed Income Portfolio
(Inception 4/11/97)
----------------------------------------------------------------------------------------------------------------
     before taxes
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions and sale of Portfolio shares
----------------------------------------------------------------------------------------------------------------
The Emerging Markets Portfolio
(Inception 4/14/97)
----------------------------------------------------------------------------------------------------------------
     before taxes
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions and sale of Portfolio shares
----------------------------------------------------------------------------------------------------------------
The Global Equity Portfolio
(Inception 10/15/97)
----------------------------------------------------------------------------------------------------------------
     before taxes
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions and sale of Portfolio shares
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------- --------------- --------------------- --------------
                                                             1 year ended      5 years ended
                                                               4/30/03            4/30/03          Life of Fund
----------------------------------------------------------- --------------- --------------------- --------------
The Real Estate Investment Trust Portfolio II
(Inception 11/4/97)
----------------------------------------------------------------------------------------------------------------
     before taxes
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions and sale of Portfolio shares
----------------------------------------------------------------------------------------------------------------
The Small-Cap Growth Equity Portfolio
(Inception 9/15/98)
----------------------------------------------------------------------------------------------------------------
     before taxes                                                                   N/A
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions                                                   N/A
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions and sale of Portfolio shares                      N/A
----------------------------------------------------------------------------------------------------------------
The Small-Cap Growth II Equity Portfolio(2)
----------------------------------------------------------------------------------------------------------------
     before taxes                                                N/A                N/A                N/A
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions                                N/A                N/A                N/A
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions and sale of Portfolio shares   N/A                N/A                N/A
----------------------------------------------------------------------------------------------------------------
The Small-Cap Value Equity Portfolio
(Inception 3/29/99)
----------------------------------------------------------------------------------------------------------------
     before taxes                                                                   N/A
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions                                                   N/A
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions and sale of Portfolio shares                      N/A
----------------------------------------------------------------------------------------------------------------
The International Small-Cap Portfolio
(Inception 7/20/99)
----------------------------------------------------------------------------------------------------------------
     before taxes                                                                   N/A
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions                                                   N/A
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions and sale of Portfolio shares                      N/A
----------------------------------------------------------------------------------------------------------------
The International Large-Cap Equity Portfolio
(Inception 12/14/99)
----------------------------------------------------------------------------------------------------------------
     before taxes                                                                   N/A
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions                                                   N/A
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions and sale of Portfolio shares                      N/A
----------------------------------------------------------------------------------------------------------------
The All-Cap Growth Equity Portfolio
(Inception 3/3/00)
----------------------------------------------------------------------------------------------------------------
     before taxes                                                                   N/A
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions                                                   N/A
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions and sale of Portfolio shares                      N/A
----------------------------------------------------------------------------------------------------------------
The Large-Cap Growth Equity Portfolio
(Inception 10/31/00)
----------------------------------------------------------------------------------------------------------------
     before taxes                                                                   N/A
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions                                                   N/A
----------------------------------------------------------------------------------------------------------------
     after taxes on distributions and sale of Portfolio shares                      N/A
----------------------------------------------------------------------------------------------------------------
The Core Plus Fixed Income Portfolio
(Inception June 28, 2002)
----------------------------------------------------------------------------------------------------------------
     Before taxes                                                N/A                N/A
----------------------------------------------------------------------------------------------------------------
     After taxes on distributions                                N/A                N/A                N/A
----------------------------------------------------------------------------------------------------------------
     After taxes on distributions and sale of Portfolio shares   N/A                N/A                N/A
----------------------------------------------------------------------------------------------------------------

(1) Certain expenses of the Portfolios have been waived and paid by the respective investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.
(2) Has not commenced operations as of the date of this Part B.

         The total return for Delaware REIT Fund A Class of The Real Estate Investment Trust Portfolio at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The total return for Delaware REIT Fund A Class at net asset value (NAV) does not reflect the payment of any front-end sales charge. The Limited CDSC, applicable only to certain redemptions of those shares, is not deducted from any computation of total return. The Portfolio may also present total return information for The Real Estate Investment Trust Portfolio that does not reflect the deduction of the maximum front-end sales charge with respect to Delaware REIT Fund A Class. Securities prices fluctuated during the period covered and the past results should not be considered as representative of future performance. No return information currently is provided for Class R.

-------------------------------------------------------------------------------------------
Average Annual Total Return(1)                                  1 year ended
The Real Estate Investment Trust Portfolio                        4/30/03      Life of Fund
-------------------------------------------------------------------------------------------
The Real Estate Investment Trust Portfolio Class(2)
(Inception 11/4/97)
-------------------------------------------------------------------------------------------
     before taxes
-------------------------------------------------------------------------------------------
     after taxes on distributions
-------------------------------------------------------------------------------------------
     after taxes on distributions and sale of Portfolio shares
-------------------------------------------------------------------------------------------

(1) Certain expenses of the Portfolio have been waived and paid by the investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.
(2) The Real Estate Investment Trust Portfolio Class commenced operations on November 4, 1997. Pursuant to applicable regulation, total return shown for the class prior to commencement of operations is that of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio. That original class has been redesignated Delaware REIT Fund A Class. Like The Real Estate Investment Trust Portfolio Class, the original class, prior to its redesignation, did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses.
(3)  Date of initial sale of the original class (now Delaware REIT Fund A
     Class).

------------------------------------------------------------------------------ ------------- ------------- --------------
                                                                                                 Period         Period
                                                                                               11/11/97(3)    12/6/95(4)
Average Annual Total Return(1)                                                 1 year ended      through        through
The Real Estate Investment Trust Portfolio                                        4/30/03        4/30/03        4/30/03
-------------------------------------------------------------------------------------------------------------------------

Delaware REIT Fund
(Inception 11/4/97)
-------------------------------------------------------------------------------------------------------------------------
     Class A at offer before taxes(2)                                              0.07%          N/A          12.14%
-------------------------------------------------------------------------------------------------------------------------
     Class A at offer after taxes on distributions                                -1.86%          N/A           9.34%
-------------------------------------------------------------------------------------------------------------------------
     Class A at offer after taxes on distributions and sale of fund shares         0.70%          N/A           8.69%
-------------------------------------------------------------------------------------------------------------------------
     Class A at NAV before taxes(2)                                                6.17%          N/A          13.10%
-------------------------------------------------------------------------------------------------------------------------
     Institutional Class before taxes(3)                                           6.52%         5.19%           N/A
-------------------------------------------------------------------------------------------------------------------------
     Institutional Class after taxes on distributions                              4.36%         2.47%           N/A
-------------------------------------------------------------------------------------------------------------------------
     Institutional Class after taxes on distributions and sale of fund shares      4.70%         2.89%           N/A
------------------------------------------------------------------------------ ------------- ------------- --------------

(1) Certain expenses of the Portfolios have been waived and paid by the investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.
(2) The total return presented above is based upon the performance of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio, which did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses. That original class has been redesignated Delaware REIT Fund A Class. Effective November 4, 1997, a front-end sales charge of 5.75% was imposed on sales of those shares and effective November 11, 1997, a 12b-1 distribution fee of up to 0.30% has been assessed annually. All performance numbers for Delaware REIT Fund A Class (at Offer) are calculated giving effect to the sales charge. For periods prior to November 11, 1997, no adjustment has been made to reflect the effect of 12b-1 payments. Performance on and after November 11, 1997 includes the effect of such 12b-1 payments. Delaware REIT Fund A Class is subject to other expenses (at a higher rate than applicable to the original class) which may affect performance of the Class.
(3) Delaware REIT Fund Institutional Class commenced operations on November 11, 1997.
(4) Date of initial sale of the original class (now Delaware REIT Fund A Class).


----------------------------------------------------------------------------------- ------------- -------------
                                                                                                     Period
                                                                                                   11/11/97(3)
Average Annual Total Return(1)                                                      1 year ended     through
The Real Estate Investment Trust Portfolio                                             4/30/03       4/30/03
---------------------------------------------------------------------------------------------------------------

Delaware REIT Fund
(Inception 11/4/97)
---------------------------------------------------------------------------------------------------------------
     Class B including CDSC before taxes(2)                                             0.46%         3.86%
---------------------------------------------------------------------------------------------------------------
     Class B including CDSC after taxes on distributions(2)                            -1.27%         1.51%
---------------------------------------------------------------------------------------------------------------
     Class B including CDSC after taxes on distributions and sale of fund shares(2)     0.97%         2.03%
---------------------------------------------------------------------------------------------------------------
     Class B excluding CDSC before taxes                                                5.43%         4.16%
---------------------------------------------------------------------------------------------------------------
     Class C including CDSC before taxes                                                4.44%         4.16%
---------------------------------------------------------------------------------------------------------------
     Class C including CDSC after taxes on distributions                                2.70%         1.84%
---------------------------------------------------------------------------------------------------------------
     Class C including CDSC after taxes on distributions and sale of fund shares        3.41%         2.29%
---------------------------------------------------------------------------------------------------------------
     Class C excluding CDSC before taxes                                                5.43%         4.16%
----------------------------------------------------------------------------------- ------------- -------------

(1) Reflects applicable expense caps in effect during the periods. See Investment Management Agreement and Sub-Advisory Agreement for information regarding expense caps for the Funds. In the absence of such voluntary waivers, performance would have been affected negatively.

(2) Effective November 18, 2002, the CDSC schedule for Class B Shares will be changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0.00% thereafter. The above figures have been calculated using this new schedule. For the period November 2, 1998 through November 18, 2002, the CDSC schedule for Class B Shares was: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed during the second year; (iii) 3% if shares are redeemed during the third or fourth year; (iv) 2% if shares are redeemed during the fifth year; (v) 1% if shares are redeemed during the sixth year; and (v) 0% thereafter.


         Pooled Trust may also quote each Portfolio's current yield, calculated as described below, in advertisements and investor communications.

The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                                            a--b       6
                                               YIELD = 2[(-------- + 1) -- 1]
                                                             Cd

         Where:             a  =     dividends and interest earned during the
                                     period;

                            b  =     expenses accrued for the period (net of
                                     reimbursements);

                            c  =     the average daily number of shares
                                     outstanding during the period that were
                                     entitled to receive dividends;

                            D = the maximum offering price per share on the last day of the period.

         The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by a Portfolio. Yield quotations are based on the Portfolio's net asset value on the last day of the period and will fluctuate depending on the period covered.

         Investors should note that income earned and dividends paid by The Intermediate Fixed Income Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio will also vary depending upon fluctuation in interest rates and performance of each Portfolio.

         The net asset value of these seven Portfolios will fluctuate in value inversely to movements in interest rates and, therefore, will tend to rise when interest rates fall and fall when interest rates rise. Likewise, the net asset value for these Portfolios will vary from day to day depending upon fluctuation in the prices of the securities held by each Portfolio. Thus, investors should consider net asset value fluctuation as well as yield in making an investment decision.

         Each Portfolio's total return performance will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the net asset value at the beginning of the period. The computation will not reflect the impact of any income taxes payable by shareholders (who are subject to such tax) on the reinvested distributions included in the calculation. Portfolio shares are sold without a sales charge, except for Delaware REIT Fund A Class, Delaware REIT Fund B Class and Delaware REIT Fund C Class of The Real Estate Investment Trust Portfolio. Because security prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in the Portfolios in the future.

         Pooled Trust may promote the total return performance of The Real Estate Investment Trust Portfolio II by comparison to the original class (prior to its redesignation as Delaware REIT Fund A Class) of The Real Estate Investment Trust Portfolio.

         From time to time, each Portfolio may also quote its actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or to the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index, the MSCI Emerging Markets Free Index, or the Salomon Brothers World Government Bond Index. Performance also may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Portfolio may invest and the assumptions that were used in calculating the blended performance will be described.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Portfolio's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. Similarly, the MSCI EAFE Index, the MSCI Emerging Markets Free Index, and the Salomon Brothers World Government Bond Index are industry-accepted unmanaged indices of equity securities in developed countries and global debt securities, respectively, used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. A direct investment in an unmanaged index is not possible.

         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current industry rate and yield information on all industry available fixed-income securities, as reported weekly by The Bond Buyer, may also be used in preparing comparative illustrations.

         A Portfolio may also promote its yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc. and Morningstar, Inc.

         The performance of multiple indices compiled and maintained by statistical research firms, such as Morgan Stanley, Salomon Brothers and Lehman Brothers, may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Portfolio may invest and the assumptions that were used in calculating the blended performance will be described.

         CRA Rogers Casey is an investment management consulting firm specializing in investment and market research for endowments and pension plans. CRA Rogers Casey will be maintaining, on behalf of Pooled Trust, peer group comparison composites for each Portfolio. The peer group composites will be constructed by selecting publicly-offered mutual funds that have investment objectives that are similar to those maintained by each Portfolio. CRA Rogers Casey will also be preparing performance analyses of actual Portfolio performance, and benchmark index exhibits, for inclusion in client quarterly review packages.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. A Portfolio may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolio. A Portfolio may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         A Portfolio may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Portfolio), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Portfolio may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of a Portfolio. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Portfolio and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Education IRAs) and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of a Portfolio and may illustrate how to find the listings of a Portfolio in newspapers and periodicals. Materials may also include discussions of other Portfolios, products, and services.

         A Portfolio may quote various measures of volatility and benchmark correlation in advertising. In addition, the Portfolio may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Portfolio may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Portfolio may include information regarding the background and experience of its portfolio managers.

         The following tables are an example, for purposes of illustration only, of cumulative total return performance for the Portfolios operating as of April 30, 2003. For these purposes, the calculations assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods.

                                                     Cumulative Total Return (1)
------------------------------------------------ ----------- ----------- ------------ ----------- ----------- ----------- ----------
                                                  3 months    6 months     9 months     1 year      3 years      5 years
                                                    ended       ended        ended       ended       ended        ended    Life of
                                                   4/30/03     4/30/03      4/30/03     4/30/03     4/30/03      4/30/03   Portfolio
------------------------------------------------ ----------- ----------- ------------ ----------- ----------- ----------- ----------
The Large Cap Value Equity Portfolio
(Inception 2/3/92)
------------------------------------------------------------------------------------------------------------------------------------
The International Equity Portfolio
(Inception 2/4/92)
------------------------------------------------------------------------------------------------------------------------------------
The Mid-Cap Growth Equity Portfolio
(Inception 2/27/92)
 -----------------------------------------------------------------------------------------------------------------------------------
The Global Fixed Income Portfolio
(Inception 11/30/92)
------------------------------------------------------------------------------------------------------------------------------------
The Labor Select International Equity Portfolio
(Inception 12/19/95)
------------------------------------------------------------------------------------------------------------------------------------
The Intermediate Fixed Income Portfolio
(Inception 3/12/96)
------------------------------------------------------------------------------------------------------------------------------------
The High-Yield Bond Portfolio
(Inception 12/2/96)
------------------------------------------------------------------------------------------------------------------------------------
The International Fixed Income Portfolio
(Inception 4/11/97)
------------------------------------------------------------------------------------------------------------------------------------
The Emerging Markets Portfolio
(Inception 4/14/97)
------------------------------------------------------------------------------------------------------------------------------------
The Global Equity Portfolio
(Inception 10/15/97)
------------------------------------------------------------------------------------------------------------------------------------
The Real Estate Investment Trust Portfolio II                                                                     N/A
(Inception 11/4/97)
------------------------------------------------------------------------------------------------------------------------------------
The Small-Cap Growth Equity Portfolio                                                                             N/A
(Inception 9/15/98)
------------------------------------------------------------------------------------------------------------------------------------
The Small-Cap Growth II Equity Portfolio1           N/A         N/A          N/A         N/A         N/A          N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------
The Small-Cap Value Equity Portfolio                                                                              N/A
(Inception 3/29/99)
------------------------------------------------------------------------------------------------------------------------------------
The International Small-Cap Portfolio                                                                             N/A
(Inception 7/20/99)
------------------------------------------------------------------------------------------------------------------------------------
The International Large-Cap Equity Portfolio                                                         N/A          N/A
(Inception 12/14/99)
------------------------------------------------------------------------------------------------------------------------------------
The All-Cap Growth Equity Portfolio                                                                  N/A          N/A
(Inception 3/31/00)
------------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Growth Equity Portfolio                                                                N/A          N/A
(Inception 10/31/00)
------------------------------------------------------------------------------------------------------------------------------------
The Core Plus Fixed Income Portfolio                            N/A          N/A         N/A         N/A          N/A
(Inception 6/28/02)
------------------------------------------------ ----------- ----------- ------------ ----------- ----------- ----------- ----------

         (1) Has not commenced operations as of the date of this Part B.

         Certain expenses of the Portfolios have been waived and paid by the respective investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.

         The cumulative total return for Class A Shares of The Real Estate Investment Trust Portfolio at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The cumulative total return for Class B and C Shares of the Real Estate Investment Trust Portfolio including CDSC reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at October 31, 2002. The cumulative total return for Class B and C Shares excluding CDSC assumes the shares were not redeemed at October 31, 2002 and therefore does not reflect the deduction of a CDSC.

         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

    ----------------------------------------------------------------------------
                            Cumulative Total Return (1)
                     The Real Estate Investment Trust Portfolio

    ----------------------------------------------------------------------------
    The Real Estate Investment Trust Portfolio Class (2)

    ---------------------------------------------------- -----------------------
    3 months ended 4/30/03
    6 months ended 4/30/03
    9 months ended 4/30/03
    1 year ended 4/30/03
    3 years ended 4/30/03
    5 years ended 4/30/03
    Period 12/6/95(3) through 4/30/03
    ---------------------------------------------------- -----------------------

(1) Certain expenses of the Portfolio have been waived and paid by the investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.
(2) The Real Estate Investment Trust Portfolio Class commenced operations on November 4, 1997. Pursuant to applicable regulation, total return shown for the class prior to commencement of operations is that of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio. That original class has been redesignated Delaware REIT Fund A Class. Like The Real Estate Investment Trust Portfolio Class, the original class, prior to its redesignation, did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses.
(3)  Date of initial sale of the original class (now Delaware REIT Fund A
     Class).

    -----------------------------------------------------------------------------------------------------
                                        Cumulative Total Return (1)
                                 The Real Estate Investment Trust Portfolio

    -----------------------------------------------------------------------------------------------------

                                                    Delaware REIT Fund A         Delaware REIT Fund
                                                    Class (at Offer)(2)       Institutional Class (3)
    --------------------------------------------- ------------------------- -----------------------------
    3 months ended 4/30/03
    6 months ended 4/30/03                                (5)
    9 months ended 4/30/03
    1 year ended 4/30/03
    3 years ended 4/30/03
    5 years ended 4/30/03                                                                N/A
    Period 11/11/97 (3) through 4/30/03                       N/A
    Period 12/6/95 (4) through 4/30/03                                                   N/A
    --------------------------------------------- ------------------------- -----------------------------

(1) Certain expenses of the Portfolio have been waived and paid by the investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.
(2) The total return presented above is based upon the performance of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio, which did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses. That original class has been redesignated Delaware REIT Fund A Class. Effective November 4, 1997, a front-end sales charge of 5.75% was imposed on sales of those shares and effective November 11, 1997, a 12b-1 distribution fee of up to 0.30% has been assessed annually. All performance numbers for Delaware REIT Fund A Class (at Offer) are calculated giving effect to the sales charge. For periods prior to November 11, 1997, no adjustment has been made to reflect the effect of 12b-1 payments. Performance on and after November 11, 1997 includes the effect of such 12b-1 payments. Delaware REIT Fund A Class is subject to other expenses (at a higher rate than applicable to the original class) which may affect performance of the Class.
(3) Delaware REIT Fund Institutional Class commenced operations on November 11, 1997.
(4)  Date of initial sale of the original class (now Delaware REIT Fund A
     Class).

(5) Cumulative total return at net asset value was [__%] for the six months ended April 30, 2003.


                                          Cumulative Total Return(1)
---------------------------- ------------- ------------- -------------- ------------ ----------- ------------
                                                                                                    Period
                               3 months       6 months      9 months      1 year       3 years     11/11/97
       Delaware REIT             ended         ended          ended        ended        ended       through
           Fund                 4/30/03       4/30/03        4/30/03      4/30/03      4/30/03      4/30/03
---------------------------- ------------- ------------- -------------- ------------ ----------- ------------
Class B
Including CDSC(2)
(Inception 11/11/97)
-------------------------------------------------------------------------------------------------------------
Class B
Excluding CDSC
(Inception 11/11/97)
-------------------------------------------------------------------------------------------------------------
Class C
Including CDSC(2)
(Inception 11/11/97)
-------------------------------------------------------------------------------------------------------------
Class C
excluding CDSC
(Inception (11/11/97)
---------------------------- ------------- ------------- -------------- ------------ ----------- ------------

(1) Reflects applicable expense caps in effect during the periods. See Investment Management Agreement and Sub-Advisory Agreement for information regarding expense caps for the Funds. In the absence of such voluntary waivers, performance would have been affected negatively.
(2) Effective November 18, 2002, the CDSC schedule for Class B Shares will be changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0.00% thereafter. The above figures have been calculated using this new schedule. For the period November 2, 1998 through November 18, 2002, the CDSC schedule for Class B Shares was: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed during the second year; (iii) 3% if shares are redeemed during the third or fourth year; (iv) 2% if shares are redeemed during the fifth year; (v) 1% if shares are redeemed during the sixth year; and (v) 0% thereafter. The SAI dated June 28, 2002 included a Cumulative Total Return table with figures calculated using this old schedule.


         In addition, information will be provided that discusses the overriding investment philosophies of Delaware and Delaware International and how those philosophies impact each Portfolio in the strategies Pooled Trust employs in seeking respective Portfolio objectives. Since the investment disciplines being employed for each Portfolio are based on the disciplines and strategies employed by an affiliate of Delaware and Delaware International to manage institutional separate accounts, investment strategies and disciplines of these entities may also be discussed.

         The Large-Cap Value Equity Portfolio's strategy relies on the consistency, reliability and predictability of corporate dividends. Dividends tend to rise over time, despite market conditions, and keep pace with rising prices; they are paid out in "current" dollars. Just as important, current dividend income can help lessen the effects of adverse market conditions. This equity dividend discipline, coupled with the potential for capital gains, seeks to provide investors with a consistently higher total-rate-of-return over time. In implementing this strategy, the investment advisor seeks to buy securities with a yield higher than the average of the S&P 500 Index. If a security held by the Portfolio moves out of the acceptable yield range, it typically is sold. This strict buy/sell discipline is instrumental in implementing The Large-Cap Value Equity Portfolio strategy.

FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent auditors for Pooled Trust and, in its capacity as such, audits the annual financial statements of the Portfolios. Each Portfolio's, other than The Small-Cap Growth II Equity Portfolio, Statement of Net Assets, Statement of Assets and Liabilities (as applicable), Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP for the fiscal year ended October 31, 2002, are included in the Portfolio's Annual Report to shareholders. The financial statements, financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B. Each Portfolio's, other than The Small-Cap Growth II Equity Portfolio's, unaudited financial statements, financial highlights and the notes related thereto for the period ended April 30, 2003 are also incorporated into this Part B by reference from Pooled Trust's Semi-Annual Reports. The Small-Cap Growth II Equity Portfolio did not commence operations prior to the date of this Part B.

APPENDIX A--RATINGS

Bonds

           Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

           Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

           Excerpts from Fitch's description of its bond ratings: AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances that bonds with higher ratings; BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and





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the need for reasonable business and economic activity throughout the life of the issue; CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal; and DDD, DD and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

           Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper
           Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

           Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.


















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APPENDIX B - INVESTMENT OBJECTIVES OF THE FUNDS IN THE
DELAWARE INVESTMENTS FAMILY

        Following is a summary of the investment objectives of the funds in the Delaware Investments family:

        Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. As a balanced fund, the fund invests at least 25% of its assets in fixed-income securities and the remaining in equity securities. Delaware Devon Fund seeks total return. It will invest primarily in common stocks. It will focus on common stocks that the manager believes to have potential for above-average earnings per share growth over time.

        Delaware Trend Fund seeks capital appreciation by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential. Delaware Technology and Innovation Fund seeks to provide long-term capital growth by investing primarily in stocks the investment adviser believes will benefit from technological advances and improvements. Delaware American Services Fund seeks to provide long-term capital growth. It invests primarily in stocks of U.S. companies in the financial services, business services and consumer services sectors. Delaware Small Cap Growth Fund seeks to provide long-term capital growth by investing in common stocks of small growth-oriented or emerging growth companies that we believe offer above average opportunities for long-term price appreciation.

        Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

        Delaware Growth Opportunities Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth. Delaware Diversified Growth Fund seeks capital appreciation by investing in stocks of companies that have growth potential that exceeds the average anticipated growth rate.

        Delaware Decatur Equity Income Fund seeks high current income and capital appreciation. It invests primarily in dividend-paying stocks of large, well-established companies. Delaware Growth and Income Fund seeks capital appreciation with current income as a secondary objective. It invests primarily in common stocks of large, well-established companies. Delaware Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy. Delaware Diversified Value Fund seeks capital appreciation with current income as a secondary objective by investing in dividend-paying stocks and income producing securities that are convertible into common stocks.

        Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds





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        Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

        Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

        Delaware REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

        Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

        Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

        Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

        Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Delaware Income Allocation Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Delaware Balanced Allocation Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Delaware Growth Allocation Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds. Delaware S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes large U.S. companies.







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

        Delaware International Value Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Delaware International Small Cap Value Fund seeks to achieve long-term capital appreciation by investing primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries.

        Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

        Delaware VIP Trust offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Delaware VIP Balanced Series seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. Delaware VIP Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Delaware VIP Cash Reserve Series is a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Delaware VIP Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Delaware VIP Devon Series seeks total return. The Series will seek to achieve its objective by investing primarily in common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average earnings per share growth over time. Delaware VIP Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. Delaware VIP Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. Delaware VIP Large Cap Value Series seeks capital appreciation with current income as a secondary objective. It seeks to achieve its objective by investing primarily in common stocks of large, well-established companies. Delaware VIP Growth Opportunities Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Delaware VIP High Yield Series seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. Delaware VIP International Value Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. Delaware VIP REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. Delaware VIP Select Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. Delaware VIP Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Delaware VIP Social Awareness Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. Delaware VIP Strategic Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing






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primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Delaware VIP Technology and Innovation Series seeks to provide long-term capital growth by investing primarily in stocks that the manager believes will benefit from technological advances and improvements. Delaware VIP Trend Series seeks long-term capital appreciation by investing primarily in small cap common stocks and convertible securities of emerging and other growth-oriented companies. Delaware VIP U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry.

        Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

        Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining a dollar-weighted average effective maturity from five to ten years.

        Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.

        Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High-Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High-Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital.






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        Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

        Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Delaware Core Equity Fund seeks long-term capital appreciation. The Fund typically invests in large capitalization companies with relatively consistent earnings growth records.

         Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus.
















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
                                     PART C

                                Other Information

Item 23. Exhibits

                  (a)      Agreement and Declaration of Trust

                           (1) Executed Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 30 filed December 14, 1999.

                           (2)      Executed Certificate of Trust (December 17,
                                    1998) incorporated into this filing by
                                    reference to Post-Effective Amendment No. 30 filed December 14, 1999.

                  (b) By-Laws By-Laws (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 30 filed December 14, 1999.

                  (c)      Copies of all Instruments Defining the Rights of
                           Holders

                           (1) Agreement and Declaration of Trust. Articles III, V and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Exhibit (a)(1) to Post-Effective Amendment No. 30 filed December 14, 1999.

                           (2)      By-Laws. Article II of the By-Laws
                                    incorporated into this filing by reference to Exhibit (b) to Post-Effective Amendment No. 30 filed December 14, 1999.

                  (d)      Investment Management Agreements

                           (1) Executed Investment Management Agreement (December 15, 1999) between the Registrant and Delaware Management Company (a series of Delaware Management Business Trust) on behalf of The Small-Cap Value Equity Portfolio, The Core Fixed Income Portfolio (formerly known as The Aggregate Fixed Income Portfolio), The Core Equity Portfolio, The Diversified Core Fixed Income Portfolio, The High-Yield Bond Portfolio, The Intermediate Fixed Income Portfolio, The Focused Value Portfolio (formerly known as The Select Equity Portfolio), The Large-Cap Value Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Mid-Cap Value Equity Portfolio, The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II and The Small-Cap Growth Equity Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                           (2) Executed Investment Management Agreement (December 15, 1999) between the Registrant and Delaware International Advisers Ltd. on behalf of The Emerging Markets, The Global Equity, The Global Fixed Income, The International Equity, The International Fixed Income, The International Large-Cap Equity, The International Small-Cap and The Labor Select International Equity Portfolios incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                           (3) Executed Investment Sub-Advisory Agreement (December 15, 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and Delaware International Advisers Ltd. on behalf of The Diversified Core Fixed Income Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                           (4) Executed Investment Sub-Advisory Agreement (December 15, 1999) between Delaware International Advisers Ltd. and Delaware Management Company (a series of Delaware Management Business Trust) on behalf of The Global Equity Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                           (5) Executed Amendment No. 1 (February 28, 2000) to Exhibit A of the Investment Management Agreement (December 15, 1999) between the Registrant and Delaware Management Company (adding The All-Cap Growth Equity Portfolio) incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                           (6) Executed Amendment No. 2 (September 5, 2000) to Exhibit A of the Investment Management Agreement (December 15, 1999) between the Registrant and Delaware Management Company (adding The Large-Cap Growth Equity Portfolio) incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                           (7) Executed Amendment No. 3 (June 2002) to Exhibit A of the Investment Management Agreement (December 15, 1999) between the Registrant and Delaware Management Company (adding The Core Plus Fixed Income Portfolio) incorporated into this filing by reference to Post-Effective Amendment No. 41 filed June 28, 2002.

                           (8) Form of Amendment No. 4 (September, 2003) to Exhibit A of the Investment Management Agreement (December 15, 1999) between the Registrant and Delaware Management Company (adding The Small-Cap Growth II Equity Portfolio) attached as Exhibit.

                  (e)      (1)      Distribution Agreements

                                    (i)      Executed Distribution Agreement
                                             (May 15, 2003) between Delaware
                                             Distributors, L.P. and the
                                             Registrant on behalf of each
                                             Portfolio attached as Exhibit.

                                    (ii)     Form of Amendment No. I to Schedule
                                             I of the Distribution Agreement
                                             between Delaware Distributors, L.P.
                                             and the Registrant on behalf of
                                             each Portfolio attached as Exhibit.

                                    (iii)    Executed Financial Intermediary
                                             Distribution Agreement (January 1,
                                             2001) between Delaware
                                             Distributors, L.P. and Lincoln
                                             Financial Distributors, Inc. on
                                             behalf of the Registrant
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 37 filed October 31,
                                             2001.

                                    (iv)     Executed Appendix A (December 20,
                                             2001) to Financial Intermediary
                                             Distribution Agreement incorporated
                                             into this filing by reference to
                                             Post-Effective Amendment No. 39
                                             filed March 1, 2002.

                                    (v)      Executed Amended and Restated
                                             Financial Intermediary Agreement
                                             (May 15, 2003) between Delaware
                                             Distributors, L.P. and Lincoln
                                             Financial Distributors attached as
                                             Exhibit.

                           (2) Dealer's Agreement. Dealer's Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 41 filed June 28, 2002.

                           (3) Vision Mutual Fund Gateway Agreement. Vision Mutual Fund Gateway Agreement (November
                                    2000) incorporated into this filing by
                                    reference to Post-Effective Amendment No. 41 filed June 28, 2002.

                           (4) Registered Investment Advisers Agreement. Registered Investment Advisers Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 41 filed June 28, 2002.

                           (5) Bank/Trust Agreement. Bank/Trust Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 41 filed June 28, 2002.

                  (f)      Not applicable.

                  (g)      Custodian Agreements

                           (1) Executed Custodian Agreement (May 1, 1996) between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 12 filed August 23, 1996.

                                    (i)      Executed Amendment (July 1, 2001)
                                             to Custodian Agreement between the
                                             Registrant and JPMorgan Chase Bank
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 42 filed February 27,
                                             2003.

                                    (ii)     Executed Letter (April 14, 1997) to
                                             add The Emerging Markets Portfolio
                                             to the Custodian Agreement between
                                             the Registrant and JPMorgan Chase
                                             Bank incorporated into this filing
                                             by reference to Post-Effective
                                             Amendment No. 22 filed June 17,
                                             1998.

                                    (iii)    Executed Letter (October 14, 1997)
                                             to add The Global Equity Portfolio
                                             and The Real Estate Investment
                                             Trust Portfolio II to the Custodian
                                             Agreement between the Registrant
                                             and JPMorgan Chase Bank
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 22 filed June 17,
                                             1998.

                                    (iv)     Executed Letter (December 24, 1997)
                                             to add The Core Fixed Income
                                             Portfolio (formerly known as The
                                             Aggregate Fixed Income Portfolio)
                                             and The Diversified Core Fixed
                                             Income Portfolio to the Custodian
                                             Agreement between the Registrant
                                             and JPMorgan Chase Bank
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 22 filed June 17,
                                             1998.

                                    (v)      Executed letter (August 31, 1998)
                                             to add The Small-Cap Growth Equity
                                             Portfolio and The Growth and Income
                                             Portfolio to the Custodian
                                             Agreement between the Registrant
                                             and JPMorgan Chase Bank
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 36 filed August 31,
                                             2001.

                                    (vi)     Executed letter (August 24, 1998)
                                             to add The Large-Cap Value Equity
                                             Portfolio, The Aggressive Growth
                                             Portfolio (renamed The Mid-Cap
                                             Growth Equity Portfolio), The
                                             Intermediate Fixed Income Portfolio
                                             and The Small/Mid-Cap Value Equity
                                             Portfolio (renamed The Mid-Cap
                                             Value Equity Portfolio) to the
                                             Custodian Agreement between the
                                             Registrant and JPMorgan Chase Bank
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 39 filed March 1,
                                             2002.

                                    (vii)    Executed letter (June 29, 1999) to
                                             add The Balanced Portfolio, The
                                             Equity Income Portfolio, The
                                             Focused Value Portfolio (formerly
                                             known as The Select Equity
                                             Portfolio) and The International
                                             Small-Cap Portfolio to the
                                             Custodian Agreement between the
                                             Registrant and JPMorgan Chase Bank
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No 29 filed November 12,
                                             1999.

                                    (viii)   Executed letter (November 15, 1999)
                                             to add The International Large-Cap
                                             Equity Portfolio to the Custodian
                                             Agreement between the Registrant
                                             and JPMorgan Chase Bank
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 35 filed February 28,
                                             2001.

                                    (ix)     Executed letter (February 28, 2000)
                                             to add The All-Cap Growth Equity
                                             Portfolio to the Custodian
                                             Agreement between the Registrant
                                             and JPMorgan Chase Bank
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 35 filed February 28,
                                             2001.

                                    (x)      Executed letter (September 5, 2000)
                                             to add The Large-Cap Growth Equity
                                             Portfolio to the Custodian
                                             Agreement between the Registrant
                                             and JPMorgan Chase Bank
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 35 filed February 28,
                                             2001.

                           (2) Executed Securities Lending Agreement (December 22, 1998) between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 36 filed August 31, 2001.

                                    (i)      Executed Amendment (October 1,
                                             2002) to the Securities Lending
                                             Agreement between JPMorgan Chase
                                             Bank and the Registrant
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 42 filed February 27,
                                             2003.

                           (3) Form of Amended and Restated Custodian Agreement between Mellon Bank, N.A. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 41 filed June 28, 2002.

                                    (i)      Form of Amendment No. I to Appendix
                                             D of The Amended and Restated
                                             Mutual Fund Custody and Services
                                             Agreement between Mellon Bank, N.A.
                                             and the Registrant attached as
                                             Exhibit.

                           (4) Form of Securities Lending Authorization (March 12, 2002) between Mellon Bank, N.A. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 41 filed June 28, 2002.

                  (h)      Other Material Contracts

                           (1) Executed Shareholders Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant on behalf of each Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

                                    (i)      Form of Schedule A (September,
                                             2003) to Shareholder Services
                                             Agreement attached as Exhibit.

                                    (ii)     Executed Schedule B (May 15, 2003)
                                             to Shareholder Services Agreement
                                             attached as Exhibit.

                           (2) Executed Delaware Investments Family of Funds Fund Accounting Agreement (August 19,
                                    1996) between Delaware Service Company, Inc.
                                    and the Registrant on behalf of each
                                    Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 16 filed May 23, 1997.

                                    (i)      Form of Amendment No. 27
                                             (September, 2003) to Delaware
                                             Investments Family of Funds Fund
                                             Accounting Agreement attached as
                                             Exhibit.

                                    (ii)     Executed Amendment No. 26 (May 1,
                                             2003) to Delaware Investments
                                             Family of Funds Fund Accounting
                                             Agreement incorporated into this
                                             filing by reference to
                                             Post-Effective Amendment No. 43
                                             filed April 30, 2003.

                                    (iii)    Executed Amendment No. 25 (June
                                             2002) to Delaware Investments
                                             Family of Funds Fund Accounting
                                             Agreement incorporated into this
                                             filing by reference to
                                             Post-Effective Amendment No. 41
                                             filed June 28, 2002.

                                    (iv)     Executed Schedule B (May 16, 2002)
                                             to Delaware Investments Family of
                                             Funds Fund Accounting Agreement
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 41 filed June 28,
                                             2002.

                  (i)      Legal Opinion. To be filed by amendment.

                  (j) Consent of Auditors. Consent of Auditors incorporated into this filing by reference to Post-Effective Amendment No. 42 filed February 27, 2003.

                  (k)      Inapplicable.

                  (l)      Inapplicable.

                  (m)      Plans Under Rule 12b-1.

                           (1) 12b-1 Plan for Delaware REIT Fund Class A incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

                           (2) 12b-1 Plan for Delaware REIT Fund Class B incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

                           (3) 12b-1 Plan for Delaware REIT Fund Class C incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

                           (4) 12b-1 Plan for Delaware REIT Fund Class R incorporated into this filing by reference to Post-Effective Amendment No. 43 filed April 30, 2003.

                           (5) 12b-1 Plan for The International Equity Portfolio Class P incorporated into this filing by reference to Post-Effective Amendment No. 42 filed February 27, 2003.

                  (n) Plan under Rule 18f-3. 18f-3 Plan (May 1, 2003) incorporated into this filing by reference to Post-Effective Amendment No. 43 filed April 30, 2003.

                  (o)      Inapplicable.

                  (p)      Code of Ethics.

                           (1) Delaware Investments Family of Funds incorporated into this filing by reference to Post-Effective Amendment No. 42 filed February 27, 2003.

                           (2) Delaware Management Business Trust, Delaware International Advisers Ltd. and Delaware Distributors, L.P. incorporated into this filing by reference to Post-Effective Amendment No. 42 filed February 27, 2003.

                           (3) Lincoln Financial Distributors, Inc. incorporated into this filing by reference to Post-Effective Amendment No. 43 filed April 30, 2003.

                  (q) Other: Trustees' Power of Attorney. Incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

Item 24. Persons Controlled by or under Common Control with Registrant. None.

Item 25. Indemnification. Article VI of By-Laws incorporated into this filing by reference to Exhibit (b) to Post-Effective Amendment No. 30 filed December 14, 1999.

Item 26. Business and Other Connections of Investment Adviser.

         (a) Delaware Management Company (the "Manager"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments family (Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group Cash Reserve, Delaware Group Tax-Free Fund, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Money Fund, Delaware VIP Trust, Delaware Group Global & International Funds, Delaware Group Adviser Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Group Foundation Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Tax-Free Funds, Voyageur Funds, Voyageur Insured Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Insured Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal IncomeFund II, Inc. and Delaware Investments Minnesota Municipal Income Fund III, Inc.). In addition, certain officers of the Manager also serve as trustees of the other funds in the Delaware Investments family, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's indirect parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

         The following persons serving as directors or officers of the Manager have held the following positions during the past two years:

------------------------------------------------- --------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
------------------------------------              -----------------------------------------------
------------------------------------------------- --------------------------------------------------------------------------------
Jude T. Driscoll                                  Chief Executive Officer of Delaware Management Company (a series of Delaware
                                                  Management Business Trust)

                                                  Chairman of each fund in the Delaware Investments Family of Funds

                                                  Chief Executive Officer and Director/Trustee of Delaware Management Company,
                                                  Inc.

                                                  President/Chief Executive Officer and Director/Trustee of Delaware Management
                                                  Holdings, Inc., DMH Corp, DIAL Holding Company, Inc., Delaware Investments
                                                  U.S., Inc., Delaware General Management, Inc., Delaware Distributors, Inc.,
                                                  Delaware Management Business Trust and Lincoln National Investment Companies,
                                                  Inc.

                                                  President/Chief Executive Officer of Delaware Investment Advisers, Delaware
                                                  Capital Management (each a series of Delaware Management Business Trust)

                                                  President of Delaware Lincoln Cash Management (a series of Delaware Management
                                                  Business Trust)

                                                  Director of Delaware Service Company, Inc., Retirement Financial Services,
                                                  Inc., Delaware Distributors, L.P., LNC Administrative Services Corporation and
                                                  HYPPCO Finance Company Ltd.
------------------------------------------------- --------------------------------------------------------------------------------
John C. E. Campbell                               Executive Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust)

                                                  Director of Delaware International Advisers Ltd.
------------------------------------------------- --------------------------------------------------------------------------------

------------------------------------------------- --------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
------------------------------------              -----------------------------------------------
------------------------------------------------- --------------------------------------------------------------------------------
Gerald S. Frey                                    Managing Director/Chief Investment Officer - Growth Investing of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Capital Management
                                                  (each a series of Delaware Management Business Trust), Delaware Management
                                                  Holdings, Inc., Delaware Management Business Trust, Lincoln National
                                                  Investments Companies, Inc. and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Douglas L. Anderson                               Senior Vice President/Operations of Delaware Management Company (a series of
                                                  Delaware Management Business Trust), Delaware Service Company, Inc., Delaware
                                                  Distributors, L.P., Delaware Distributors, Inc. and Retirement Financial
                                                  Services, Inc.

                                                  Senior Vice President/Operations and Director of Delaware  Management Trust
                                                  Company
------------------------------------------------- --------------------------------------------------------------------------------
Robert L. Arnold                                  Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Capital Management (each a series of
                                                  Delaware Management Business Trust) and each fund in the Delaware Investments
                                                  Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Marshall T. Bassett                               Senior Vice President/Senior Portfolio Manager of Delaware Management Company
                                                  and Delaware Investment Advisers (each a series of Delaware Management
                                                  Business Trust)

                                                  Senior Vice President/Senior Portfolio Manager of each fund in the Delaware
                                                  Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Christopher S. Beck                               Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Capital Management (each a series of
                                                  Delaware Management Business Trust) and each fund in the Delaware Investments
                                                  Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Michael P. Bishof                                 Senior Vice President/Investment Accounting of Delaware Management Company,
                                                  Delaware Capital Management (each a series of Delaware Management Business
                                                  Trust), Delaware Service Company, Inc. and Delaware Distributors, L.P.

                                                  Senior Vice President/Treasurer/Investment Accounting of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)

                                                  Senior Vice President/Manager of Investment Accounting of Delaware
                                                  International Holdings Ltd.

                                                  Senior Vice President/Treasurer of each fund in the Delaware Investments
                                                  Family of Funds

                                                  Treasurer of Lincoln National Income Fund, Inc. and Lincoln National
                                                  Convertible Securities Fund, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Lisa O. Brinkley                                  Senior Vice President/Compliance Director of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Capital Management, Delaware Lincoln
                                                  Cash Management (each a series of Delaware Management Business Trust),
                                                  Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company,
                                                  Inc., Delaware Service Company, Inc., Retirement Financial Services, Inc.,
                                                  Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware General
                                                  Management, Inc., Delaware Management Business Trust, Delaware Investments
                                                  U.S., Inc., DIAL Holding Company, Inc., Lincoln National Investment Companies,
                                                  Inc., LNC Administrative Services Corporation and each fund in the Delaware
                                                  Investments Family of Funds

                                                  Senior Vice President/Compliance Director/Assistant Secretary of Delaware
                                                  Management Trust Company
------------------------------------------------- --------------------------------------------------------------------------------

------------------------------------------------- --------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
------------------------------------              -----------------------------------------------
------------------------------------------------- --------------------------------------------------------------------------------
Ryan K. Brist                                     Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds

                                                  Vice President of Lincoln National Income Fund, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Timothy G. Connors                                Senior Vice President/Chief Investment Officer - Value Investing of Delaware
                                                  Management Company (a series of Delaware Management Business Trust), Delaware
                                                  Capital Management, Inc. and each fund in the Delaware Investments Family of
                                                  Funds

                                                  Delaware Investment Advisers
------------------------------------------------- --------------------------------------------------------------------------------
Patrick P. Coyne                                  Senior Vice President/Deputy Chief Investment Officer - Fixed Income of
                                                  Delaware Management Company (a series of Delaware Management Business Trust)
                                                  and each fund in the Delaware Investments Family of Funds

                                                  Managing Director/Deputy Chief Investment Officer - Fixed Income of Delaware
                                                  Investment Advisers and Delaware Capital Management (each a series of Delaware
                                                  Management Business Trust)

                                                  Managing Director - Fixed Income of Delaware Management Holdings, Inc.,
                                                  Delaware Management Business Trust and Lincoln National Investment Companies,
                                                  Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Nancy M. Crouse                                   Senior Vice President/Senior Portfolio Manager of Delaware Management Company
                                                  and Delaware Investment Advisers (each a series of Delaware Management
                                                  Business Trust)

                                                  Vice President/Senior Portfolio Manager of each fund in the Delaware
                                                  Investment Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
George E. Deming                                  Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds

                                                  Director of Delaware International Advisers Ltd.
------------------------------------------------- --------------------------------------------------------------------------------
Robert J. DiBraccio                               Senior Vice President/Head of Equity Trading of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers and
                                                  Delaware Capital Management (each a series of Delaware Management Business
                                                  Trust)
------------------------------------------------- --------------------------------------------------------------------------------
J. Paul Dokas                                     Senior Vice President/Director of Research - Quantitative of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
                                                  and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
John B. Fields                                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds

                                                  Trustee of Delaware Management Business Trust
------------------------------------------------- --------------------------------------------------------------------------------

------------------------------------------------- --------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
------------------------------------              -----------------------------------------------
------------------------------------------------- --------------------------------------------------------------------------------
Joseph H. Hastings                                Senior Vice President/ Treasurer/Controller of Delaware Management Company,
                                                  Delaware Lincoln Cash Management, Delaware Capital Management (each a series of Delaware Management Business Trust), Delaware Management Holdings, Inc.,
                                                  DMH Corp., Delaware Management Company, Inc., Delaware Service Company, Inc.,
                                                  Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware General
                                                  Management, Inc., Delaware Management Business Trust, Delaware Investments
                                                  U.S., Inc., DIAL Holding Company, Inc., Lincoln National Investment Companies,
                                                  Inc. and LNC Administrative Services Corporation

                                                  Executive Vice President/Chief Financial Officer/Treasurer and Director of
                                                  Delaware Management Trust Company

                                                  Executive Vice President/Chief Financial Officer of Retirement Financial
                                                  Services, Inc.

                                                  Senior Vice President/Treasurer/Corporate Controller of Delaware International
                                                  Holdings Ltd.

                                                  Senior Vice President/Controller of Delaware Investment Advisers (a series of
                                                  Delaware Management Business Trust) and each fund in the Delaware Investments
                                                  Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
John A. Heffern                                   Senior Vice President/Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Joanne O. Hutcheson                               Senior Vice President/Human Resources of Delaware Management Company, Delaware
                                                  Investment Advisers, , Delaware Capital Management, Delaware Lincoln Cash
                                                  Management (each a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc.,
                                                  Delaware Service Company, Inc., Retirement Financial Services, Inc., Delaware
                                                  Management Trust Company, Delaware Distributors, L.P., Delaware Distributors,
                                                  Inc., Delaware General Management, Inc., Delaware Management Business Trust,
                                                  Delaware Investments U.S., Inc., DIAL Holding Company, Inc., Lincoln National
                                                  Investment Companies, Inc., LNC Administrative Services Corporation and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Karina J. Istvan                                  Senior Vice President/Retail Investor Services of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Capital Management (each a series of
                                                  Delaware Management Business Trust), Delaware Distributors, Inc., Retirement
                                                  Financial Services, Inc., Delaware Distributors, L.P. and each fund in the
                                                  Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------

------------------------------------------------- --------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
------------------------------------              -----------------------------------------------
------------------------------------------------- --------------------------------------------------------------------------------
Richelle S. Maestro                               Senior Vice President/General Counsel/Secretary of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust), Delaware Management Holdings,
                                                  Inc., DMH Corp., Inc., Delaware Management Trust Company, Delaware Management
                                                  Business Trust and Lincoln National Investment Companies, Inc.

                                                  Senior Vice President/Deputy General Counsel/Secretary of DIAL Holding
                                                  Company, Delaware Investments U.S., Inc., Delaware General Management, Inc.,
                                                  Delaware Management Company, Inc., Delaware Service Company, Inc., Retirement
                                                  Financial Services, Inc., LNC Administrative Services Corporation and each fund in the Delaware Investments Family of Funds

                                                  Senior Vice President/Deputy General Counsel/Assistant Secretary of Delaware
                                                  International Holdings Ltd.

                                                  Senior Vice President/General Counsel/Secretary and Director of Delaware
                                                  Distributors, Inc. and Delaware Capital Management (a series of Delaware
                                                  Management Business Trust)

                                                  Senior Vice President/General Counsel/Secretary of Delaware Distributors,
                                                  L.P.

                                                  General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane,
                                                  Philadelphia, PA.
------------------------------------------------- --------------------------------------------------------------------------------
Susan L. Natalini                                 Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Michael S. Morris                                 Senior Vice President/Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)

                                                  Vice President/Senior Equity Analyst of each fund in the Delaware Investments
                                                  Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
John J. O'Connor                                  Senior Vice President/Investment Accounting of Delaware Management Company
                                                  (each a series of Delaware Management Business Trust) and Delaware Service
                                                  Company, Inc.

                                                  Senior Vice President/Investment Accounting/Assistant Treasurer of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust)

                                                  Senior Vice President/Assistant Treasurer of each fund in the Delaware
                                                  Investments Family of Funds

                                                  Assistant Treasurer of Lincoln National Income Fund, Inc. and Lincoln National
                                                  Convertible Securities Fund, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Timothy L. Rabe                                   Senior Vice President/Senior Portfolio Manager of Delaware Management Company
                                                  and Delaware Investment Advisers (each a series of Delaware Management
                                                  Business Trust)

                                                  Vice President/Senior Portfolio Manager of each fund in the Delaware
                                                  Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Paul M. Ross                                      Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------

------------------------------------------------- --------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
------------------------------------              -----------------------------------------------
------------------------------------------------- --------------------------------------------------------------------------------
James L. Shields                                  Senior Vice President/Chief Information Officer of Delaware Management
                                                  Company, Delaware Investment Advisers and Delaware Capital Management (each a series of Delaware Management Business Trust), Delaware Service Company, Inc.,
                                                  Retirement Financial Services, Inc. and Delaware Distributors, L.P.
------------------------------------------------- --------------------------------------------------------------------------------
David Starer(1)                                   Senior Vice President/Portfolio Manager/Senior Equity Analyst of Delaware
                                                  Management Company, Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust) and each fund in the Delaware Investments Family of
                                                  Funds
------------------------------------------------- --------------------------------------------------------------------------------
Ward W. Tatge                                     Senior Vice President/Senior Research Analyst of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Gary T. Abrams                                    Vice President/Equity Trader of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Christopher S. Adams                              Vice President/Senior Equity Analyst of Delaware Management Company. Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Damon J. Andres                                   Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Joseph Baxter                                     Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust)

                                                  Vice President/Senior Municipal Bond Trader of Delaware Investment Advisers (a
                                                  series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Richard E. Biester                                Vice President/Equity Trader of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Vincent A. Brancaccio                             Vice President/Senior Equity Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Michael P. Buckley                                Vice President/Portfolio Manager/Senior Municipal Bond Analyst of Delaware
                                                  Management Company, Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust) and each fund in the Delaware Investments Family of
                                                  Funds
------------------------------------------------- --------------------------------------------------------------------------------
MaryEllen M. Carrozza                             Vice President/Client Services of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware General Management, Inc. and each fund in the Delaware Investments
                                                  Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Stephen R. Cianci                                 Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments Family of Funds

                                                  Vice President/Portfolio Manager of Delaware Capital Management (a series of
                                                  Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Mitchell L. Conery                                Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------

------------------------------------------------- --------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
------------------------------------              -----------------------------------------------
------------------------------------------------- --------------------------------------------------------------------------------
David F. Connor                                   Vice President/Deputy General Counsel/Assistant Secretary of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Cash
                                                  Management, Delaware Capital Management (each a series of Delaware Management
                                                  Business Trust), Delaware Management Holdings, Inc., DMH Corp., DIAL Holding
                                                  Company, Inc., Delaware Investments U.S., Inc., Delaware Management Company,
                                                  Inc., Delaware Service Company, Inc., Retirement Financial Services, Inc.,
                                                  Delaware Management Trust Company, Delaware Distributors, L.P., Delaware
                                                  Distributors, Inc., Delaware General Management, Inc., Delaware Management
                                                  Business Trust, Lincoln National Investment Companies, Inc., LNC
                                                  Administrative Services Corporation and each fund in the Delaware Investments
                                                  Family of Funds

                                                  Secretary of Lincoln National Income Fund, Inc. and Lincoln National
                                                  Convertible Securities Fund, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Scott E. Decatur(2)                               Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investment Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Joseph F. DeMichele                               Vice President/High Grade Trading of Delaware Management Company (a series of
                                                  Delaware Management Business Trust)

                                                  Vice President/Senior High Grade Trading of Delaware Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Joel A. Ettinger                                  Vice President/Taxation of Delaware Management Company, Delaware Investment
                                                  Advisers, Delaware Lincoln Cash Management, Delaware Capital Management, Inc.
                                                  (each a series of Delaware Management Business Trust), Delaware Management
                                                  Holdings, Inc., DMH Corp., DIAL Holding Company, Inc., Delaware Investments
                                                  U.S., Inc., Delaware Management Company, Inc., Delaware Service Company, Inc.,
                                                  Retirement Financial Services, Inc., Delaware Distributors, L.P., Delaware
                                                  Distributors, Inc., Delaware General Management, Inc., Delaware Management
                                                  Business Trust, Lincoln National Investment Companies, Inc., LNC
                                                  Administrative Services Corporation and each fund in the Delaware Investments
                                                  Family of Funds

                                                  Assistant Secretary of Lincoln National Income Fund, Inc. and Lincoln National
                                                  Convertible Securities Fund, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Phoebe W. Figland                                 Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Service Company, Inc. and
                                                  each fund in the Delaware Investments Family of Funds

                                                  Assistant Treasurer of Lincoln National Income Fund, Inc. and Lincoln National
                                                  Convertible Securities Fund, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Joseph Fiorilla                                   Vice President/Trading Operations of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Charles E. Fish                                   Vice President/Senior Equity Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Clifford M. Fisher(3)                             Vice President/Senior Bond Trader of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Denise A. Franchetti                              Vice President/Portfolio Manager/Municipal Bond Credit Analyst of Delaware
                                                  Management Company, Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust) and each fund in the Delaware Investments Family of
                                                  Funds
------------------------------------------------- --------------------------------------------------------------------------------

------------------------------------------------- --------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
------------------------------------              -----------------------------------------------
------------------------------------------------- --------------------------------------------------------------------------------
Brian Funk                                        Vice President/High Yield Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
James A. Furgele                                  Vice President/Investment Accounting of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Service Company, Inc. and each fund in the Delaware Investments
                                                  Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Brent C. Garrells                                 Vice President/ High Yield Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Stuart M. George                                  Vice President/Equity Trader of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Robert E. Ginsberg                                Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Barry Gladstein                                   Vice President/Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Capital Management (each a series of Delaware
                                                  Management Business Trust) and each fund in the Delaware Investments Family of
                                                  Funds
------------------------------------------------- --------------------------------------------------------------------------------
Paul Grillo                                       Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Capital Management (each a series of
                                                  Delaware Management Business Trust) and each fund in the Delaware Investments
                                                  Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Brian T. Hannon                                   Vice President/Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Jonathan Hatcher(4)                               Vice President/Senior High Yield Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Francis J. Houghton, Jr.                          Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Jeffrey W. Hynoski                                Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Cynthia Isom                                      Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Audrey E. Kohart                                  Vice President/Assistant Controller - Corporate Accounting of Delaware
                                                  Management Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Steven T. Lampe                                   Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Capital Management (each a series of Delaware
                                                  Management Business Trust) and each fund in the Delaware Investments Family of
                                                  Funds
------------------------------------------------- --------------------------------------------------------------------------------

------------------------------------------------- --------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
------------------------------------              -----------------------------------------------
------------------------------------------------- --------------------------------------------------------------------------------
------------------------------------------------- --------------------------------------------------------------------------------
Kevin S. Lee                                      Vice President/Assistant Controller of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Capital
                                                  Management, Inc. (each a series of Delaware Management Business Trust),
                                                  Delaware Management Holdings, Inc., DMH Corp., DIAL Holding Company, Inc.,
                                                  Delaware Investments U.S., Inc., Delaware Management Company, Inc., Delaware
                                                  Service Company, Inc., Retirement Financial Services, Inc., Delaware
                                                  Management Trust Company, Delaware Distributor, L.P., Delaware Distributors,
                                                  Inc., Delaware General Management, Inc., Delaware Management Business Trust,
                                                  Lincoln National Investment Companies, Inc. and LNC Administrative Services
                                                  Corporation
------------------------------------------------- --------------------------------------------------------------------------------
SooHee Lee-Lim                                    Vice President/Client Services of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Andrew M. McCullagh, Jr.                          Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Francis X. Morris                                 Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware General Management, Inc. and each fund in the Delaware
                                                  Investments Family of Funds

                                                  Vice President/Senior Equity Analyst of Delaware Capital Management (a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
John R. Murray(5)                                 Vice President/Senior Equity Analyst of Delaware Management Company (a series of Delaware Management Business Trust)

                                                  Assistant Vice President/Senior Equity Analyst of Delaware Investment Advisers
                                                  (a series of Delaware Management Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Brian L. Murray. Jr.(6)                           Vice President/Associate General Counsel/Assistant Secretary of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Capital Management
                                                  (each a series of Delaware Management Business Trust), Delaware Service
                                                  Company, Inc., Delaware Distributors, Inc., Retirement Financial Services,
                                                  Inc., Delaware Management Business Trust, Delaware Distributors, L.P., and
                                                  each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
David P. O'Connor                                 Vice President/Associate General Counsel/Assistant Secretary of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Cash
                                                  Management, Delaware Capital Management (each a series of Delaware Management
                                                  Business Trust), Delaware Management Holdings, Inc., DMH Corp., Delaware
                                                  Management Company, Inc., Delaware Service Company, Inc., Retirement Financial
                                                  Services, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc.,
                                                  Delaware General Management, Inc., Delaware Management Business Trust,
                                                  Delaware Investments U.S., Inc., DIAL Holding Company, Inc., Lincoln National
                                                  Investment Companies, Inc., LNC Administrative Services Corporation and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Philip O. Obazee(7)                               Vice President/Derivatives Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------

------------------------------------------------- --------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
------------------------------------              -----------------------------------------------
------------------------------------------------- --------------------------------------------------------------------------------
Richard Salus                                     Vice President/ Assistant Controller of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Capital
                                                  Management (each a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc.,
                                                  Delaware Service Company, Inc., Retirement Financial Service, Inc., Delaware
                                                  Management Trust Company, Delaware Distributors, L.P., Delaware Distributors,
                                                  Inc., Delaware International Holdings Ltd., Delaware General Management, Inc.,
                                                  Delaware Management Business Trust, Delaware Investments U.S., Inc., DIAL
                                                  Holding Company, Inc., Lincoln National Investment Companies, Inc. and LNC
                                                  Administrative Services Corporation
------------------------------------------------- --------------------------------------------------------------------------------
Kevin C. Schildt                                  Vice President/Senior Municipal Credit Analyst of Delaware Management Company
                                                  and Delaware Investment Advisers (each a series of Delaware Management
                                                  Business Trust)

                                                  Vice President/Senior Research Analyst of each fund in the Delaware
                                                  Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Robert D. Schwartz                                Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                                  Vice President of Lincoln National Convertible Securities Fund, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Richard D. Seidel                                 Vice President/Assistant Controller/Manager - Payroll of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust), Delaware Investments, U.S.,
                                                  Delaware General Management, Inc., Delaware Distributors, Inc., Delaware
                                                  Management Business Trust, Retirement Financial Services, Inc., Lincoln
                                                  Investment Companies, Inc. and LNC Administrative Services Corporation

                                                  Vice President/Assistant Treasurer of Delaware Capital Management (a series of
                                                  Delaware Management Business Trust), Delaware Management Holdings, Inc., DHM
                                                  Corp., DIAL Holding Company, Inc., Delaware Service Company, Inc., Delaware
                                                  Distributors, L.P.,
------------------------------------------------- --------------------------------------------------------------------------------
Brenda L. Sprigman                                Vice President/Business Manager - Fixed Income of Delaware Management Company
                                                  and Delaware Investment Advisers (each a series of Delaware Management
                                                  Business Trust)
------------------------------------------------- --------------------------------------------------------------------------------
Matthew J. Stephens                               Vice President/Senior High Grade Analyst of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Michael T. Taggart                                Vice President/Facilities & Administrative Services of Delaware Management
                                                  Company, Delaware Investment Advisers (each a series of Delaware Management
                                                  Business Trust), Delaware Service Company, Inc., Delaware Distributors, L.P.
                                                  and Delaware Distributors, Inc.
------------------------------------------------- --------------------------------------------------------------------------------
Thomas J. Trotman                                 Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Lori P. Wachs                                     Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Laura Wagner                                      Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Service Company, Inc. and
                                                  each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------
Chris Welker                                      Vice President/Senior High Grade Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
------------------------------------------------- --------------------------------------------------------------------------------

------------------------------------------------- --------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its
Name and Principal Business Address*              affiliates and other Positions and Offices Held
------------------------------------              -----------------------------------------------
------------------------------------------------- --------------------------------------------------------------------------------
James J. Wright                                   Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds
------------------------------------------------- --------------------------------------------------------------------------------

*Business Address is 2005 Market Street, Philadelphia, PA 19103-7094.

----------------------------------------------------------------------------------------------------------------------------------
(1)      SENIOR QUANTITATIVE ANALYST, Jacobs Levy Equity Management, 1996-2001.
(2)      QUANTITATIVE INVESTMENT PROFESSIONAL, Grantham, Mayo, VanOtterloo & Co., 1997-2002
(3)      VICE PRESIDENT/MUNICIPAL BOND, Advest, Inc., 1999-2002
(4)      SENIOR RESEARCH ANALYST, Strong Capital Management, 2000-2002
(5)      TECHNCIAL TRANSFER ANALYST, U.S. Navy, 1998-2000
(6)      ASSOCIATE CORPORATE COUNSEL, Franklin Templeton Investments, 1998-2002
(7)      VICE PRESIDENT/QUANTITATIVE RESEARCH GROUP, First Union Capital Markets Corporation, 1998-2001.
----------------------------------------------------------------------------------------------------------------------------------

             Information regarding the officers and directors of Delaware International and the positions they have held with the Registrant during the past two fiscal years is provided below.

----------------------------------------- --------------------------------------------------------------------------------------
                                          Positions and Offices with Delaware International and its affiliates and other
Name and Principal Business Address       Positions and Offices Held
-----------------------------------       --------------------------
----------------------------------------- --------------------------------------------------------------------------------------
G. Roger H. Kitson**                      Chairman and Director of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
David G. Tilles**                         Managing Director/Chief Investment Officer and Director of Delaware International
                                          Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
John Emberson**                           Chief Operating Officer/Finance Director/Company Secretary/Compliance Officer and
                                          Director of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
Clive A. Gillmore**                       Deputy Managing Director/Senior Portfolio Manager and Director of Delaware
                                          International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
Elizabeth A. Desmond**                    Senior Portfolio Manager/Regional Research Director and Director of Delaware
                                          International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
John Kirk**                               Senior Portfolio Manager and Director of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
Nigel G. May**                            Senior Portfolio Manager/Regional Research Director and Director of Delaware
                                          International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
Christopher A. Moth**                     Chief Investment Officer - Global Fixed Income & Currencies, Senior Portfolio
                                          Manager and Director of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
Hamish O. Parker**                        Senior Portfolio Manager and Director of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
Robert Akester**                          Senior Portfolio Manager of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
Fiona A. Barwick**                        Senior Portfolio Manager of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
Joanna Bates**                            Senior Portfolio Manager of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
Len Johnson**                             Senior Vice President - Client Services of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
Emma R. E. Lewis**                        Senior Portfolio Manager of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
W. Hywel Morgan**                         Chief Economist and Senior Portfolio Manager of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
Hugh A. Serjeant**                        Senior Investment Research Manager of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
Brendan Baker**                           Economist/Senior Research Analyst of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------

----------------------------------------- --------------------------------------------------------------------------------------
                                          Positions and Offices with Delaware International and its affiliates and other
Name and Principal Business Address       Positions and Offices Held
-----------------------------------       --------------------------
----------------------------------------- --------------------------------------------------------------------------------------
John L. Barrett**                         Compliance Manager of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
Michael R. Benaim**                       Portfolio Manager of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
Nigel A. Bliss**                          Portfolio Manager of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
Rufus A. Gilday**                         Trader - Fixed Income of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
Richard J. Ginty**                        Portfolio Manager of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
Dinash Lakhani**                          Senior Research Analyst of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
Ormala Krishnan**                         Portfolio Manager of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
Russell J. Mackie**                       Portfolio Manager of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
Martin Moorman**                          Portfolio Manager of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
Paul J. Fournel**                         IT Manager of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
Christine Kuiper**                        Personnel/Premises Manager of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
Jennifer E. Phimister**                   Manager - Client Services of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
Adrian L. Rowe**                          Finance Manager of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
Warren Shirvell**                         Operations Manager of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
Arthur Van Hoogstraten**                  IT Project Manager of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------
David Wakefield**                         Economist/Senior Research Analyst of Delaware International Advisers Ltd.
----------------------------------------- --------------------------------------------------------------------------------------

----------------------------------------- --------------------------------------------------------------------------------------
                                          Positions and Offices with Delaware International and its affiliates and other
Name and Principal Business Address       Positions and Offices Held
-----------------------------------       --------------------------
----------------------------------------- --------------------------------------------------------------------------------------
David K. Downes*                          Director of Delaware International Advisers Ltd.

                                          President of Delaware Management Company (a series of Delaware Management Business
                                          Trust)

                                          Chairman/President/Chief Executive Officer and Director/Trustee of Delaware Services
                                          Company, Inc., Retirement Financial Services, Inc. and LNC Administrative Services
                                          Corporation

                                          Chairman/Chief Executive Officer and Director/Trustee of Delaware Management Trust
                                          Company

                                          President/Chief Executive Officer/Chief Financial Officer of each fund in the
                                          Delaware Investments Family of Funds

                                          President/Chief Executive Officer and Director/Trustee of Delaware Capital
                                          Management, Inc.

                                          President/Chief Operating Officer/Chief Financial Officer and Director/Trustee of
                                          Delaware International Holdings Ltd.

                                          President/Chief Operating Officer and Director/Trustee of Delaware General
                                          Management, Inc.

                                          President and Director of Delaware Management Company, Inc.

                                          Executive Vice President/Chief Operating Officer/Chief Financial Officer and
                                          Director/Trustee of Delaware Management Holdings, Inc., DMH Corp., Delaware
                                          Distributors, Inc., Delaware Management Business Trust, DIAL Holding Company, Inc.,
                                          Delaware Investments U.S., Inc. and Lincoln National Investment Companies, Inc.

                                          Executive Vice President/Chief Operating Officer/Chief Financial Officer of Delaware
                                          Investment Advisers, Delaware Lincoln Investment Advisers, Vantage Investment
                                          Advisers, Delaware Lincoln Cash Management (each a series of Delaware Management
                                          Business Trust) and Delaware Distributors, L.P.

                                          Executive Vice President/Chief Operating Officer of Delaware Lincoln Cash Management
                                          (a series of Delaware Management Business Trust)

                                          President and Director of Lincoln National Income Fund, Inc. and Lincoln National
                                          Convertible Securities Fund, Inc.
----------------------------------------- --------------------------------------------------------------------------------------
John C.E. Campbell*                       Director of Delaware International Advisers Ltd.

                                          Executive Vice President/Global Marketing & Client Services of Delaware Management
                                          Company, Delaware Investment Advisers, Delaware Lincoln Investment Advisers, Vantage
                                          Investment Advisers (each a series of Delaware Management Business Trust) and
                                          Retirement Financial Services, Inc.
----------------------------------------- --------------------------------------------------------------------------------------

----------------------------------------- --------------------------------------------------------------------------------------
                                          Positions and Offices with Delaware International and its affiliates and other
Name and Principal Business Address       Positions and Offices Held
-----------------------------------       --------------------------
----------------------------------------- --------------------------------------------------------------------------------------
George E. Deming*                         Director of Delaware International Advisers Ltd.

                                          Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                          Delaware Investment Advisers (each a series of Delaware Management Business Trust)
                                          and each fund in the Delaware Investments Family of Funds
----------------------------------------- --------------------------------------------------------------------------------------

*  Business address of each is 2005 Market Street, Philadelphia, PA
   19103-7094.
** Business address of each is Third Floor, 80 Cheapside, London, England
   EC2V 6EE.

Item 27. Principal Underwriters.

         (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments family.

         (b)(1) Information with respect to each officer or partner of principal underwriter:

--------------------------------------------- -------------------------------------------- -----------------------------------------
Name and Principal Business Address*          Positions and Offices with Underwriter       Positions and Offices with Registrant
------------------------------------          --------------------------------------       -----------------------------------------
--------------------------------------------- -------------------------------------------- -----------------------------------------
Delaware Distributors, Inc.                   General Partner                              None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Delaware Investment Advisers                  Limited Partner                              None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Delaware Capital Management                   Limited Partner                              None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Jude T. Driscoll                              President/Chief Executive Officer            Executive Vice President/Head of Fixed
                                                                                           Income
--------------------------------------------- -------------------------------------------- -----------------------------------------
Rene M. Campis                                Executive Vice President/Interim Head of     None
                                              Retail
--------------------------------------------- -------------------------------------------- -----------------------------------------
Diane M. Anderson                             Senior Vice President/Retirement Operations  None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Douglas L. Anderson                           Senior Vice President/Operations             None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Michael P. Bishof                             Senior Vice President/Investment Accounting  Senior Vice President/Treasurer
--------------------------------------------- -------------------------------------------- -----------------------------------------
Lisa O. Brinkley                              Senior Vice President/Compliance Director    Senior Vice President/Compliance Director
--------------------------------------------- -------------------------------------------- -----------------------------------------
Joseph H. Hastings                            Senior Vice President/Treasurer/Controller   Senior Vice President/ Corporate
                                                                                           Controller
--------------------------------------------- -------------------------------------------- -----------------------------------------
Joanne O. Hutcheson                           Senior Vice President/Human Resources        Senior Vice President/Human Resources
--------------------------------------------- -------------------------------------------- -----------------------------------------
Karina J. Istvan                              Senior Vice President/Retail Investor        Senior Vice President/Retail Investor
                                              Services                                     Services
--------------------------------------------- -------------------------------------------- -----------------------------------------
Richelle S. Maestro                           Senior Vice President/General                Senior Vice President/Deputy General
                                              Counsel/Secretary                            Counsel/ Secretary
--------------------------------------------- -------------------------------------------- -----------------------------------------
James L. Shields                              Senior Vice President/Chief Information      None
                                              Officer
--------------------------------------------- -------------------------------------------- -----------------------------------------
Elisa C. Colkitt                              Vice President/Broker Dealer Operations &    None
                                              Service Support
--------------------------------------------- -------------------------------------------- -----------------------------------------
David F. Connor                               Vice President/Deputy General                Vice President/Deputy General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
--------------------------------------------- -------------------------------------------- -----------------------------------------
Joel A. Ettinger                              Vice President/Taxation                      Vice President/Taxation
--------------------------------------------- -------------------------------------------- -----------------------------------------
Susan T. Friestedt                            Vice President/Retirement Services           None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Jeffrey M. Kellogg                            Vice President/Product Manager - Fixed       None
                                              Income & International
--------------------------------------------- -------------------------------------------- -----------------------------------------
Kevin S. Lee                                  Vice President/Assistant Controller          None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Nancy Nawn                                    Vice President/Senior Wrap Product Manager   None
--------------------------------------------- -------------------------------------------- -----------------------------------------

--------------------------------------------- -------------------------------------------- -----------------------------------------
Name and Principal Business Address*          Positions and Offices with Underwriter       Positions and Offices with Registrant
------------------------------------          --------------------------------------       -----------------------------------------
--------------------------------------------- -------------------------------------------- -----------------------------------------
David P. O'Connor                             Vice President/Associate General             Vice President/Associate General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
--------------------------------------------- -------------------------------------------- -----------------------------------------
Brian L. Murray, Jr.                          Vice President/Associate General             Vice President/Associate General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
--------------------------------------------- -------------------------------------------- -----------------------------------------
Robinder Pal                                  Vice President/Retail e-Business             None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Richard  Salus                                Vice President/Assistant Controller          None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Gordon E. Searles                             Vice President/Client Services               None
--------------------------------------------- -------------------------------------------- -----------------------------------------
Michael T. Taggart                            Vice President/Facilities & Administrative   None
                                              Services
--------------------------------------------- -------------------------------------------- -----------------------------------------
Joseph T. Van Thuyne                          Vice President/Human Resources Generalist    None
--------------------------------------------- -------------------------------------------- -----------------------------------------

* Business address is 2005 Market Street, Philadelphia, PA 19103-7094.

               (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments family.

               (b)(2)  Information with respect to each officer or partner of
                       LFD:

--------------------------------------------- --------------------------------------------- ----------------------------------------
Name and Principal Business Address*          Positions and Offices with LFD                Positions and Offices with Registrant
------------------------------------          ------------------------------                -------------------------------------
--------------------------------------------- --------------------------------------------- ----------------------------------------
Westley V. Thompson                           President/Chief Executive Officer/Director    None
--------------------------------------------- --------------------------------------------- ----------------------------------------
David M. Kittredge                            Senior Vice President/Chief Operating         None
                                              Officer/Director
--------------------------------------------- --------------------------------------------- ----------------------------------------
Margaret Skinner                              Senior Vice President                         None
--------------------------------------------- --------------------------------------------- ----------------------------------------
Frederick J. Crawford**                       Vice President/Treasurer                      None
--------------------------------------------- --------------------------------------------- ----------------------------------------
Patrick Caufield***                           Vice President/Chief Compliance Officer       None
--------------------------------------------- --------------------------------------------- ----------------------------------------
Cynthia A. Rose****                           Secretary                                     None
--------------------------------------------- --------------------------------------------- ----------------------------------------

-------------------------------------------------------------------------------
   *  2001 Market Street, Philadelphia, PA 19103-7055
  **  1500 Market Street, Philadelphia, PA 19102-2112
 ***  350 Church Street, Hartford, CT 06103
****  1300 Clinton Street, Fort Wayne, IN 46802
-------------------------------------------------------------------------------



Item 28. Location of Accounts and Records.

         All accounts and records are maintained in the Philadelphia office at 2005 Market Street, Philadelphia, PA 19103.

Item 29. Management Services. None.

Item 30. Undertakings. Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 15th day of September, 2003.

                                          DELAWARE POOLED TRUST



                                          By  Jude T. Driscoll
                                             ------------------
                                              Jude T.Driscoll
                                                President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

           Signature                                            Title                                          Date
-----------------------------------         -----------------------------------------------             -------------------
Jude T. Driscoll                            President/Chief Executive Officer (Principal                September 15, 2003
-----------------------------------         Executive Officer) and Trustee
Jude T. Driscoll

                                  *         Trustee                                                     September 15, 2003
-----------------------------------
Walter P. Babich

                                  *         Trustee                                                     September 15, 2003
-----------------------------------
John H. Durham

                                  *         Trustee                                                     September 15, 2003
-----------------------------------
John A. Fry

                                  *         Trustee                                                     September 15, 2003
-----------------------------------
Anthony D. Knerr

                                  *         Trustee                                                     September 15, 2003
-----------------------------------
Ann R. Leven

                                  *         Trustee                                                     September 15, 2003
-----------------------------------
Thomas F. Madison

                                  *         Trustee                                                     September 15, 2003
-----------------------------------
Janet L. Yeomans

                                  *         Executive Vice President/Chief Financial                    September 15, 2003
-----------------------------------         Officer (Principal Accounting Officer)
Joseph H. Hastings

                             * By: Jude T. Driscoll
                                   ------------------------
                                   Jude T. Driscoll
                                 as Attorney-in-Fact for
                              each of the persons indicated

                                INDEX TO EXHIBITS

Exhibit No.              Exhibit
-----------              -------

EX-99.D8 Form of Amendment No. 4 (September, 2003) to Exhibit A of the Investment Management Agreement (December 15,
                         1999) between the Registrant and Delaware Management Company (adding The Small-Cap Growth II Equity Portfolio)

EX-99.E1i                Executed Distribution Agreement (May 15, 2003) between
                         Delaware Distributors, L.P. and the Registrant on behalf of each Portfolio

EX-99.E1ii               Form of Amendment No. I to Schedule I of the
                         Distribution Agreement between Delaware Distributors,
                         L.P. and the Registrant on behalf of each Portfolio

EX-99.E1v                Executed Amended and Restated Financial Intermediary
                         Agreement (May 15, 2003) between Delaware Distributors,
                         L.P. and Lincoln Financial Distributors

EX-99.G3i                Form of Amendment No. I to Appendix D of The Amended
                         and Restated Mutual Fund Custody and Services Agreement between Mellon Bank, N.A. and the Registrant

EX-99.H1i                Form of Schedule A (September, 2003) to Shareholder
                         Services Agreement

EX-99.H1ii               Executed Schedule B (May 15, 2003) to Shareholder's
                         Services Agreement

EX-99.H2i                Form of Amendment No. 27 (September, 2003) to Delaware
                         Investments Family of Funds Fund Accounting Agreement